                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. / /                                              / /
                         ---------

Post-Effective Amendment No.  2     (File No. 333-139759)                    /X/
                         ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                    Amendment No. 45      (File No. 811-7195)                /X/
                              ------

                        (Check appropriate box or boxes)

                     RIVERSOURCE VARIABLE ANNUITY ACCOUNT
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                      RiverSource Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

829 Ameriprise Financial Center, Minneapolis, MN        55474
--------------------------------------------------------------------------------
(Address of Depositor's Principal Executive Offices)  (Zip Code)

Depositor's Telephone Number, including Area Code         (612) 671-2237
--------------------------------------------------------------------------------

   Rodney J. Vessels, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485
[X] on May 1, 2007 pursuant to paragraph  (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
MAY 1, 2007

RIVERSOURCE(R)

FLEXCHOICE SELECT VARIABLE ANNUITY

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED / VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED / VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)
           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust

Credit Suisse Trust

Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class

Eaton Vance Variable Trust (VT)

Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2 Goldman Sachs Variable Insurance Trust (VIT)

Janus Aspen Series: Service Shares
Legg Mason Variable Portfolios I, Inc.

MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares

PIMCO Variable Investment Trust (VIT)

Putnam Variable Trust - Class IB Shares

RiverSource(R) Variable Portfolio Funds

The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


1 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS

KEY TERMS                                                                    3
THE CONTRACT IN BRIEF                                                        5
EXPENSE SUMMARY                                                              7
CONDENSED FINANCIAL INFORMATION                                             13
FINANCIAL STATEMENTS                                                        13
THE VARIABLE ACCOUNT AND THE FUNDS                                          13
THE GUARANTEE PERIOD ACCOUNTS (GPAS)                                        30
THE FIXED ACCOUNT                                                           31
BUYING YOUR CONTRACT                                                        33
CHARGES                                                                     35
VALUING YOUR INVESTMENT                                                     42
MAKING THE MOST OF YOUR CONTRACT                                            44
WITHDRAWALS                                                                 53
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                        53
CHANGING OWNERSHIP                                                          54
BENEFITS IN CASE OF DEATH                                                   54
OPTIONAL BENEFITS                                                           57
THE ANNUITY PAYOUT PERIOD                                                   73
TAXES                                                                       75
VOTING RIGHTS                                                               78
SUBSTITUTION OF INVESTMENTS                                                 78
ABOUT THE SERVICE PROVIDERS                                                 79
ADDITIONAL INFORMATION                                                      81
APPENDICES TABLE OF CONTENTS AND CROSS-REFERENCE TABLE                      82
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)                        83
APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES FOR CONTRACT OPTION L             85
APPENDIX C: EXAMPLE -- DEATH BENEFITS                                       88
APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER             91
APPENDIX E: EXAMPLE -- SECURESOURCE(SM) RIDERS                              93
APPENDIX F: SECURESOURCE(SM) RIDERS -- ADDITIONAL RMD DISCLOSURE            97
APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER            98
APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER      100
APPENDIX I: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE
  MAY 1, 2006                                                              102
APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER DISCLOSURE     103
APPENDIX K: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER DISCLOSURE              115
APPENDIX L: INCOME ASSURER BENEFIT(SM) RIDERS DISCLOSURE                   123
APPENDIX M: CONDENSED FINANCIAL INFORMATION (UNAUDITED)                    132
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION               141

CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.


2 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract, or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o    Roth IRAs under Section 408A of the Code

o    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


3 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


4 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

This prospectus describes two contracts. Each contract has different expenses. Contract Option L has lower expenses than Contract Option C. Contract Option L has a four-year withdrawal charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment withdrawal charge schedule, but has a higher mortality and expense risk fee than Contract Option L. Contract OptionL includes the option to purchase a living benefit rider; living benefit riders are not currently available on Contract Option C(1). Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.

PURPOSE: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account, GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER.

Some of the factors you may wish to consider include:

o "Tax-free" exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

o Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

o Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 75)

o Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.

o How long you intend to keep the contract: The contract has withdrawal charges (p. 7). Does the contract meet your current and anticipated future need for liquidity?

o If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?

o The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (p. 35)

o How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (p. 73)

o Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

o Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (p. 50)

(1) Living benefit riders were available on Contract Option C prior to May 1, 2007.


5 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:

o subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p.
     13)

o GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. Some states restrict the amount you can allocate to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (p. 30)

o the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 31)

o DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account"). (p. 32)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 49)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2 and may have other tax consequences. Certain other restrictions may apply. (p. 53)

OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits (p. 71). Under Contract Option L, we also offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protection Benefit(SM) Rider" p. 57) and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (SecureSource(SM) - Single
Life) or the lifetime of you and your spouse (SecureSource(SM) - Joint Life) ("SecureSource(SM) Riders" p. 60). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year (p. 57). We previously offered other optional living benefits under both Contract Option L and Contract Option C (p. 71). Optional benefits vary by state and may have eligibility requirements.

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 56)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (p. 73)

6 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

         CONTRACT OPTION L
YEARS FROM PURCHASE PAYMENT RECEIPT   WITHDRAWAL CHARGE PERCENTAGE
1-2                                                8%
3                                                  7
4                                                  6
Thereafter                                         0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

                    IF YOUR AIR IS 3.5%, THEN YOUR   IF YOUR AIR IS 5%, THEN YOUR
                     DISCOUNT RATE PERCENT (%) IS:   DISCOUNT RATE PERCENT (%) IS:
CONTRACT OPTION L                6.55%                           8.05%
CONTRACT OPTION C                6.65%                           8.15%

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

                                       TOTAL MORTALITY AND     VARIABLE ACCOUNT       TOTAL VARIABLE
                                        EXPENSE RISK FEE     ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
IF YOU SELECT CONTRACT OPTION L AND:
ROP Death Benefit                              1.55%                  0.15%                1.70%
MAV Death Benefit                              1.75                   0.15                 1.90
5% Accumulation Death Benefit                  1.90                   0.15                 2.05
Enhanced Death Benefit                         1.95                   0.15                 2.10

IF YOU SELECT CONTRACT OPTION C AND:
ROP Death Benefit                              1.65%                  0.15%                1.80%
MAV Death Benefit                              1.85                   0.15                 2.00
5% Accumulation Death Benefit                  2.00                   0.15                 2.15
Enhanced Death Benefit                         2.05                   0.15                 2.20


7 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                               $40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                       0.25%

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                  0.40%
(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)


If eligible, you may select ONE of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE     MAXIMUM: 1.75%   CURRENT: 0.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

SECURESOURCE(SM) - SINGLE LIFE RIDER FEE(2)      MAXIMUM: 1.50%   CURRENT: 0.65%

SECURESOURCE(SM) - JOINT LIFE RIDER FEE(2)       MAXIMUM: 1.75%   CURRENT: 0.85%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED UNDER CONTRACT OPTION L AND CONTRACT OPTION C

The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.


GUARANTOR(SM) WITHDRAWAL BENEFIT FOR LIFE
   (SM) RIDER FEE(2)                             MAXIMUM: 1.50%   CURRENT: 0.65%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE(2)    MAXIMUM: 1.50%   CURRENT: 0.55%

(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE       MAXIMUM: 1.50%   CURRENT: 0.30%(3)
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION
   BENEFIT BASE RIDER FEE                        MAXIMUM: 1.75%   CURRENT: 0.60%(3)
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR
   5% ACCUMULATION BENEFIT BASE RIDER FEE        MAXIMUM: 2.00%   CURRENT: 0.65%(3)

As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) Effective May 1, 2007, optional living benefits are not available on Contract Option C.

(2) In states where the SecureSource(SM) riders are not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where both the SecureSource(SM) riders and the Guarantor Withdrawal Benefit for Life(SM) rider are not available, you may select the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L.

(3) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and
     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.


8 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2006, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)

                                                                  MINIMUM   MAXIMUM

Total expenses before fee waivers and/or expense reimbursements    0.51%     1.86%

(1)  Each fund deducts management fees and other expenses from fund assets.
     Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted
     12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
     Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                  GROSS TOTAL
                                                                                  MANAGEMENT   12b-1     OTHER       ANNUAL
                                                                                     FEES       FEES   EXPENSES     EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                                          0.72%      0.25%    0.30%**  1.27%(1),(2)
AIM V.I. Capital Appreciation Fund, Series II Shares                                 0.61       0.25     0.30**   1.16(1)
AIM V.I. Capital Development Fund, Series II Shares                                  0.75       0.25     0.35**   1.35(1),(2)
AIM V.I. Global Health Care Fund, Series II Shares                                   0.75       0.25     0.36**   1.36(1)
AIM V.I. International Growth Fund, Series II Shares                                 0.72       0.25     0.39**   1.36(1)
AIM V.I. Mid Cap Core Equity Fund, Series II Shares                                  0.72       0.25     0.34**   1.31(1)
AllianceBernstein VPS Balanced Shares Portfolio (Class B)                            0.55       0.25     0.18     0.98
AllianceBernstein VPS Global Technology Portfolio (Class B)                          0.75       0.25     0.18     1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                          0.55       0.25     0.06     0.86
AllianceBernstein VPS International Value Portfolio (Class B)                        0.75       0.25     0.10     1.10
American Century VP Inflation Protection, Class II                                   0.49       0.25     0.01     0.75
American Century VP International, Class II                                          1.13       0.25       --     1.38
American Century VP Mid Cap Value, Class II                                          0.90       0.25       --     1.15
American Century VP Ultra(R), Class II                                               0.90       0.25       --     1.15
American Century VP Value, Class II                                                  0.83       0.25       --     1.08
Columbia High Yield Fund, Variable Series, Class B                                   0.55       0.25     0.32     1.12(3)
Columbia Marsico Growth Fund, Variable Series, Class A                               0.74         --     0.27     1.01(3)
Columbia Marsico International Opportunities Fund, Variable Series, Class B          0.80       0.25     0.32     1.37(3)
Columbia Small Cap Value Fund, Variable Series, Class B                              0.80       0.25     0.11     1.16(4)
Credit Suisse Trust - Commodity Return Strategy Portfolio                            0.50       0.25     0.51     1.26(5)
Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares                 0.75       0.25     0.06**   1.06(6)
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares            0.75       0.25     0.12**   1.12
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares              0.75       0.25     0.07     1.07
Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares      0.75       0.25     0.28     1.28
Dreyfus Variable Investment Fund International Value Portfolio, Service Shares       1.00       0.25     0.19     1.44(6)
Eaton Vance VT Floating-Rate Income Fund                                             0.57       0.25     0.37     1.19
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                              0.57       0.25     0.09     0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                                     0.57       0.25     0.12     0.94

9 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                  GROSS TOTAL
                                                                                  MANAGEMENT   12b-1     OTHER       ANNUAL
                                                                                     FEES       FEES   EXPENSES     EXPENSES
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2                      0.32%      0.25%    0.12%    0.69%
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                    0.57       0.25     0.11     0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                                   0.72       0.25     0.16     1.13
FTVIPT Franklin Income Securities Fund - Class 2                                     0.46       0.25     0.01     0.72
FTVIPT Franklin Rising Dividends Securities Fund - Class 2                           0.60       0.25     0.03**   0.88(7)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2                       0.48       0.25     0.30**   1.03(7)
FTVIPT Mutual Shares Securities Fund - Class 2                                       0.60       0.25     0.21     1.06
FTVIPT Templeton Global Income Securities Fund - Class 2                             0.56       0.25     0.16     0.97
FTVIPT Templeton Growth Securities Fund - Class 2                                    0.74       0.25     0.04     1.03
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                          0.80         --     0.07     0.87(8)
Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares                 0.65         --     0.07     0.72(8)
Janus Aspen Series Large Cap Growth Portfolio: Service Shares                        0.64       0.25     0.05**   0.94
Legg Mason Partners Variable Small Cap Growth Portfolio, Class I                     0.75         --     0.21**   0.96
MFS(R) Investors Growth Stock Series - Service Class                                 0.75       0.25     0.12     1.12
MFS(R) New Discovery Series - Service Class                                          0.90       0.25     0.13     1.28
MFS(R) Total Return Series - Service Class                                           0.75       0.25     0.10     1.10(9)
MFS(R) Utilities Series - Service Class                                              0.75       0.25     0.11     1.11
Oppenheimer Capital Appreciation Fund/VA, Service Shares                             0.64       0.25     0.03**   0.92(10)
Oppenheimer Global Securities Fund/VA, Service Shares                                0.62       0.25     0.04**   0.91(10)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                            0.72       0.25     0.03**   1.00(10)
Oppenheimer Strategic Bond Fund/VA, Service Shares                                   0.62       0.25     0.02**   0.89(10)
PIMCO VIT All Asset Portfolio, Advisor Share Class                                   0.18       0.25     0.86**   1.29
Putnam VT Health Sciences Fund - Class IB Shares                                     0.70       0.25     0.15**   1.10
Putnam VT International Equity Fund - Class IB Shares                                0.74       0.25     0.19**   1.18
Putnam VT Small Cap Value Fund - Class IB Shares                                     0.76       0.25     0.09**   1.10
Putnam VT Vista Fund - Class IB Shares                                               0.65       0.25     0.15**   1.05
RiverSource(R) Variable Portfolio - Cash Management Fund                             0.33       0.13     0.14     0.60(11)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                            0.46       0.13     0.15**   0.74(11)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                   0.64       0.13     0.14**   0.91(11),(12)
RiverSource(R) Variable Portfolio - Emerging Markets Fund                            1.13       0.13     0.25**   1.51(11),(12)
RiverSource(R) Variable Portfolio - Fundamental Value Fund                           0.72       0.13     0.17**   1.02(11),(12),(13)
RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund       0.44       0.13     0.15**   0.72(11),(13)
RiverSource(R) Variable Portfolio - Growth Fund                                      0.71       0.13     0.17**   1.01(11),(12)
RiverSource(R) Variable Portfolio - High Yield Bond Fund                             0.59       0.13     0.16**   0.88(11)
RiverSource(R) Variable Portfolio - Income Opportunities Fund                        0.61       0.13     0.16**   0.90(11),(13)
RiverSource(R) Variable Portfolio - International Opportunity Fund                   0.76       0.13     0.19**   1.08(11),(12)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                            0.57       0.13     0.13**   0.83(11),(12)
RiverSource(R) Variable Portfolio - Large Cap Value Fund                             0.60       0.13     0.50**   1.23(11),(13)
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                              0.60       0.13     0.15**   0.88(11),(12),(13)
RiverSource(R) Variable Portfolio - Mid Cap Value Fund                               0.72       0.13     0.22**   1.07(11),(12),(13)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                               0.22       0.13     0.16**   0.51(11),(13)
RiverSource(R) Variable Portfolio - Select Value Fund                                0.72       0.13     0.37**   1.22(11),(12),(13)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund              0.48       0.13     0.16**   0.77(11)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                             1.00       0.13     0.19**   1.32(11),(12),(13)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares                 0.56       0.25     0.03     0.84
Van Kampen UIF Global Real Estate Portfolio, Class II Shares                         0.85       0.35     0.66     1.86(14)

10 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                  GROSS TOTAL
                                                                                  MANAGEMENT   12b-1     OTHER       ANNUAL
                                                                                     FEES       FEES   EXPENSES     EXPENSES
Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares                             0.75%      0.35%    0.31%     1.41%(14)
Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares                           0.73       0.35     0.28      1.36(14)
Wanger International Small Cap                                                       0.91         --     0.10      1.01
Wanger U.S. Smaller Companies                                                        0.90         --     0.05      0.95

* The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)  Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
     Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund, Series
     II Shares.

(3) The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees. The Fund's Investment Adviser and Distributor have contractually agreed to waive advisory fees and reimburse the Fund for certain expenses (subject to certain exclusions) through April 30, 2008. After fee waivers and expense reimbursements net expenses would be 0.66% for Columbia High Yield Fund, Variable Series,
     Class B. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

(4) Other expenses have been restated to reflect contractual changes to fees paid by the Fund. The Fund's Advisor and Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses (subject to certain exclusions). After fee waivers and expense reimbursements net expenses would be 1.10% for Columbia Small Cap Value Fund, Variable
     Series, Class B. This arrangement may be modified or terminated by the advisor or distributor at any time.

(5) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.

(6) The Dreyfus Corporation has agreed, until Dec. 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus
     Investment Portfolios MidCap Stock Portfolio, Service Shares and 1.40% for Dreyfus Variable Investment Fund International Value Portfolio,
     Service Shares.

(7) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission
     (SEC). After fee reductions net expenses would be 0.87% for FTVIPT
     Franklin Rising Dividends Securities Fund - Class 2 and 1.02% for FTVIPT
     Franklin Small-Mid Cap Growth Securities Fund - Class 2.

(8) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
     Investment Adviser has voluntarily agreed to limit "Other expenses"
     (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares and 0.044% of the Fund's average daily net assets for Goldman Sachs VIT Structured U.S.
     Equity Fund - Institutional Shares. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(9)  The Fund's management fee as set forth in its Investment Advisory
     Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
     Board of Trustees.

(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
     Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(11) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(12) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.01% for RiverSource(R)
     Variable Portfolio - Fundamental Value Fund, 0.10% for RiverSource(R)
     Variable Portfolio - Mid Cap Growth Fund and 0.06% for RiverSource(R)
     Variable Portfolio - Select Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
     Fund, 0.04% for RiverSource(R) Variable Portfolio - Emerging Markets
     Fund, 0.11% for RiverSource(R) Variable Portfolio - Growth Fund, 0.01% for RiverSource(R) Variable Portfolio - International Opportunity Fund,
     0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity Fund,
     0.02% for RiverSource(R) Variable Portfolio - Mid Cap Value Fund and
     0.05% for RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.07% for RiverSource(R) Variable Portfolio - Fundamental
     Value Fund, 0.72% for RiverSource(R) Variable Portfolio - Global
     Inflation Protected Securities Fund, 0.99% for RiverSource(R) Variable
     Portfolio - Income Opportunities Fund, 1.05% for RiverSource(R)
     Variable Portfolio - Large Cap Value Fund, 1.00% for RiverSource(R)
     Variable Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(R)
     Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(R)
     Variable Portfolio - S&P 500 Index Fund, 1.00% for RiverSource(R)
     Variable Portfolio - Select Value Fund and 1.20% for RiverSource(R)
     Variable Portfolio - Small Cap Value Fund.

(14) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate Portfolio,
     Class II Shares, 1.15% for Van Kampen UIF Mid Cap Growth Portfolio, Class
     II Shares and 1.26% for Van Kampen UIF U.S. Real Estate Portfolio, Class
     II Shares.

11 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENTLY OFFERED UNDER CONTRACT OPTION L

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource(SM) - Joint Life Rider and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                             IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                       AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR    3 YEARS     5 YEARS     10 YEARS
Contract Option L   $1,408.34   $2,505.31   $2,976.49   $5,795.21    $608.34   $1,805.31   $2,976.49   $5,795.21


CURRENTLY OFFERED UNDER CONTRACT OPTION C

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                             IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                       AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR    3 YEARS     5 YEARS     10 YEARS
Contract Option C     $429.37   $1,297.24   $2,177.40    $4,432.79   $429.37   $1,297.24   $2,177.40   $4,432.79


PREVIOUSLY OFFERED UNDER CONTRACT OPTION L & CONTRACT OPTION C

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
                             IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                       AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Contract Option L   $1,438.96   $2,630.54   $3,240.53   $6,597.80   $638.96   $1,930.54   $3,240.53   $6,597.80
Contract Option C      649.62    1,960.66    3,287.57    6,675.60    649.62    1,960.66    3,287.57    6,675.60


ALL CONTRACTS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                             IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                       AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR    3 YEARS     5 YEARS     10 YEARS


Contract Option L   $1,029.09   $1,406.05   $1,209.20   $2,591.32    $229.09    $706.05    $1,209.20   $2,591.32
Contract Option C      239.75      738.12    1,262.78    2,698.65     239.75     738.12     1,262.78    2,698.65

(1) In these examples, the $40 contract administrative charge is estimated as a .025% charge for Option L and a .029% for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


12 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix M.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

     o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

     o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

     o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


13 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

     o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

     o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

     o    REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
          INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

          Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

          The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


14 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

     o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

          o Compensating, training and educating investment professionals who sell the contracts.

          o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

          o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

          o Providing sub-transfer agency and shareholder servicing to contract owners.

          o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

          o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

          o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

          o Subaccounting, transaction processing, recordkeeping and administration.

     o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments.

          The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

     o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours.

          The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


15 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

                       AVAILABLE
                         UNDER     AVAILABLE
                       CONTRACTS     UNDER
                       PURCHASED   CONTRACTS
                         ON OR     PURCHASED
                         AFTER       PRIOR TO
                         MAY 1,      MAY 1,
INVESTING IN              2007        2007               INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------

AIM V.I. Basic Value   N           Y            Long-term growth of capital. Invests at least 65%     A I M Advisors, Inc.
Fund, Series II                                 of its total assets in equity securities of U.S.
Shares                                          issuers that have market capitalizations of greater
                                                than $500 million and are believed to be
                                                undervalued in relation to long-term earning power
                                                or other factors. The fund may invest up to 25% of
                                                its total assets in foreign securities.

AIM V.I. Capital       Y           Y            Growth of capital. Invests principally in common      A I M Advisors, Inc.
Appreciation Fund,                              stocks of companies likely to benefit from new or
Series II Shares                                innovative products, services or processes as well
                                                as those with above-average long-term growth and
                                                excellent prospects for future growth. The fund can
                                                invest up to 25% of its total assets in foreign
                                                securities that involve risks not associated with
                                                investing solely in the United States.

AIM V.I. Capital       Y           Y            Long-term growth of capital. Invests primarily in     A I M Advisors, Inc.
Development Fund,                               securities (including common stocks, convertible
Series II Shares                                securities and bonds) of small- and medium-sized
                                                companies. The Fund may invest up to 25% of its
                                                total assets in foreign securities.

AIM V.I. Global        Y           Y            Capital growth. The fund seeks to meet its            A I M Advisors, Inc.
Health Care Fund,                               objective by investing, normally, at least 80% of
Series II Shares                                its assets in securities of health care industry
                                                companies. The fund may invest up to 20% of its
                                                total assets in companies located in developing
                                                countries, i.e., those countries that are in the
                                                initial stages of their industrial cycles. The fund
                                                may also invest up to 5% of its total assets in
                                                lower-quality debt securities, i.e., junk bonds.

AIM V.I.               Y           Y            Long-term growth of capital. Invests primarily in a   A I M Advisors, Inc.
International Growth                            diversified portfolio of international equity
Fund, Series II                                 securities, whose issuers are considered to have
Shares                                          strong earnings momentum. The fund may invest up to
                                                20% of its total assets in security issuers located
                                                in developing countries and in securities
                                                exchangeable for or convertible into equity
                                                securities of foreign companies.



16 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                        AVAILABLE     AVAILABLE
                          UNDER         UNDER
                        CONTRACTS     CONTRACTS
                        PURCHASED     PURCHASED
                       ON OR AFTER     PRIOR TO
INVESTING IN           MAY 1, 2007   MAY 1, 2007           INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap       N             Y             Long-term growth of capital. Invests normally at   A I M Advisors, Inc.
Core Equity Fund,                                  least 80% of its net assets, plus the amount of
Series II Shares                                   any borrowings for investment purposes, in
                                                   equity securities, including convertible
                                                   securities, of medium sized companies. The fund
                                                   may invest up to 20% of its net assets in equity
                                                   securities of companies in other market
                                                   capitalization ranges or in investment grade
                                                   debt securities. The fund may also invest up to
                                                   25% of its total assets in foreign securities.

AllianceBernstein      N             Y             Total return consistent with reasonable risk,      AllianceBernstein L.P.
VPS Balanced                                       through a combination of income and longer-term
Shares Portfolio                                   growth of capital. Invests primarily in U.S.
(Class B)                                          government and agency obligations, bonds,
                                                   fixed-income and equity securities of non-U.S.
                                                   issuers (including short- and long-term debt
                                                   securities and preferred stocks to the extent
                                                   the Advisor deems best adapted to the current
                                                   economic and market outlook), and common stocks.

AllianceBernstein      Y             Y             Long-term growth of capital. The Fund invests at   AllianceBernstein L.P.
VPS Global                                         least 80% of its net assets in securities of
Technology                                         companies that use technology extensively in the
Portfolio (Class B)                                development of new or improved products or
                                                   processes. Invests in a global portfolio of
                                                   securities of U.S. and foreign companies
                                                   selected for their growth potential.

AllianceBernstein      Y             Y             Long-term growth of capital. Invests primarily     AllianceBernstein L.P.
VPS Growth and                                     in the equity securities of domestic companies
Income Portfolio                                   that the Advisor deems to be undervalued.
(Class B)

AllianceBernstein      Y             Y             Long-term growth of capital. Invests primarily     AllianceBernstein L.P.
VPS International                                  in a diversified portfolio of equity securities
Value Portfolio                                    of established companies selected from more than
(Class B)                                          40 industries and from more than 40 developed
                                                   and emerging market countries.

American Century       N             Y             Long-term total return. To protect against U.S.    American Century
VP Inflation                                       inflation.                                         Investment
Protection, Class II                                                                                  Management, Inc.

American Century       N             Y             Capital growth. Invests primarily in stocks of     American Century
VP International,                                  growing foreign companies in developed             Global Investment
Class II                                           countries.                                         Management, Inc.



17 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------

American Century        Y             Y             Long-term capital growth with income as a         American Century
VP Mid Cap Value,                                   secondary objective. Long-term capital growth     Investment
Class II                                            with income as secondary objective. Invests       Management, Inc.
                                                    primarily in stocks of companies that
                                                    management believes are undervalued at the time
                                                    of purchase. The fund will invest at least 80%
                                                    of its assets in securities of companies whose
                                                    market capitalization at the time of purchase
                                                    is within the capitalization range of the
                                                    Russell 3000 Index, excluding the largest 100
                                                    such companies.

American Century        Y             Y             Long-term capital growth. Analytical research     American Century
VP Ultra(R), Class II                               tools and techniques are used to identify the     Investment
                                                    stocks of larger-sized companies that appear to   Management, Inc.
                                                    have the best opportunity of sustaining
                                                    long-term above average growth.

American Century        Y             Y             Long-term capital growth, with income as a        American Century
VP Value, Class II                                  secondary objective. Invests primarily in         Investment
                                                    stocks of companies that management believes to   Management, Inc.
                                                    be undervalued at the time of purchase.

Columbia High           Y             Y             High level of current income with capital         Columbia Management
Yield Fund,                                         appreciation as a secondary objective when        Advisors, LLC
Variable Series,                                    consistent with the goal of high current
Class B                                             income. The Fund normally invests at least 80%
                                                    of its net assets (plus any borrowings for
                                                    investment purposes) in high yielding corporate
                                                    debt securities, such as bonds, debentures and
                                                    notes that are rated below investment grade, or
                                                    unrated securities which the Fund's investment
                                                    advisor has determined to be of comparable
                                                    quality. No more than 10% of the Fund's total
                                                    assets will normally be invested in securities
                                                    rated CCC or lower by S&P or Caa or lower by
                                                    Moody's.

Columbia Marsico        Y             Y             Long-term growth of capital. The Fund invests     Columbia Management
Growth Fund,                                        primarily in equity securities of                 Advisors, LLC (advisor);
Variable Series,                                    large-capitalization companies that are           Marsico Capital
Class A                                             selected for their growth potential. It           Management, LLC
                                                    generally holds a core position of between 35     (sub-advisor)
                                                    and 50 common stocks. It may hold up to 25% of
                                                    its assets in foreign securities.

Columbia Marsico        Y             Y             Long-term growth of capital. The Fund normally    Columbia Management
International                                       invests at least 65% of its assets in common      Advisors, LLC (advisor);
Opportunities Fund,                                 stocks of foreign companies. While the Fund may   Marsico Capital
Variable Series,                                    invest in companies of any size, it focuses on    Management, LLC
Class B                                             large companies. These companies are selected     (sub-advisor)
                                                    for their long-term growth potential. The Fund
                                                    normally invests in issuers from at least three
                                                    different countries not including the United
                                                    States and generally holds a core position of
                                                    35 to 50 common stocks. The Fund may invest in
                                                    common stocks of companies operating in
                                                    emerging markets.



18 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------

Columbia Small          Y             Y             Long-term growth by investing primarily in        Columbia Management
Cap Value Fund,                                     smaller capitalization (small-cap) equities.      Advisors, LLC
Variable Series,                                    Under normal market conditions, the Fund
Class B                                             invests at least 80% of its net assets (plus
                                                    any borrowings for investment purposes) in
                                                    small-cap stocks. When purchasing securities
                                                    for the Fund, the advisor generally chooses
                                                    securities of companies it believes are
                                                    undervalued. The Fund may invest up to 10% of
                                                    its assets in foreign securities.

Credit Suisse Trust -   Y             Y             Total return. Invests in commodity-linked         Credit Suisse Asset
Commodity Return                                    derivative instruments backed by a portfolio of   Management, LLC
Strategy Portfolio                                  short-maturity investment-grade fixed income
                                                    securities normally having an average duration
                                                    of one year or less.

Dreyfus Investment      N             Y             Investment results greater than the total         The Dreyfus Corporation
Portfolios MidCap                                   return performance of publicly traded common
Stock Portfolio,                                    stocks of medium-sized domestic companies in
Service Shares                                      the aggregate, as represented by the Standard &
                                                    Poor's Midcap 400 Index. The portfolio normally
                                                    invests at least 80% of its assets in stocks of
                                                    mid-size companies. The portfolio invests in
                                                    growth and value stocks, which are chosen
                                                    through a disciplined investment process that
                                                    combines computer modeling techniques,
                                                    fundamental analysis and risk management.
                                                    Consistency of returns compared to the S&P 400
                                                    is a primary goal of the investment process.
                                                    The portfolio's stock investments may include
                                                    common stocks, preferred stocks, convertible
                                                    securities and depository receipts, including
                                                    those issued in initial public offerings or
                                                    shortly thereafter.

Dreyfus Investment      N             Y             Capital appreciation. The portfolio invests,      The Dreyfus Corporation
Portfolios                                          under normal circumstances, at least 80% of its
Technology                                          assets in the stocks of growth companies of any
Growth Portfolio,                                   size that Dreyfus believes to be leading
Service Shares                                      producers or beneficiaries of technological
                                                    innovation. Up to 25% of the portfolio's assets
                                                    may be in foreign securities. The portfolio's
                                                    stock investments may include common stocks,
                                                    preferred stocks and convertible securities.

Dreyfus Variable        N             Y             Long-term capital growth consistent with the      The Dreyfus Corporation;
Investment Fund                                     preservation of capital. Its secondary goal is    Fayez Sarofim & Co.
Appreciation                                        current income. To pursue these goals, the        (sub-advisor)
Portfolio,                                          portfolio normally invests at least 80% of its
Service Shares                                      assets in common stocks. The portfolio focuses
                                                    on "blue chip" companies with total market
                                                    capitalizations of more than $5 billion at the
                                                    time of purchase, including multinational
                                                    companies. These established companies have
                                                    demonstrated sustained patterns of
                                                    profitability, strong balance sheets, an
                                                    expanding global presence and the potential to
                                                    achieve predictable, above-average earnings
                                                    growth.



19 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------

Dreyfus Variable        Y             Y             Capital growth. To pursue this goal, the          The Dreyfus Corporation,
Investment Fund                                     portfolio primarily invests in growth stocks of   investment adviser
International                                       foreign companies. Normally, the portfolio
Equity Portfolio,                                   invests at least 80% of its assets in stocks,
Service Shares                                      including common stocks, preferred stocks and
                                                    convertible securities, including those
                                                    purchased in initial public offering.

Dreyfus Variable        Y             Y             Long-term capital growth. To pursue this goal,    The Dreyfus Corporation
Investment Fund                                     the portfolio normally invests at least 80% of
International                                       its assets in stocks. The portfolio ordinarily
Value Portfolio,                                    invests most of its assets in securities of
Service Shares                                      foreign companies which Dreyfus considers to be
                                                    value companies. The portfolio's stock
                                                    investments may include common stocks,
                                                    preferred stocks and convertible securities,
                                                    including those purchased in initial public
                                                    offerings or shortly thereafter. The portfolio
                                                    may invest in companies of any size. The
                                                    portfolio may also invest in companies located
                                                    in emerging markets.

Eaton Vance             Y             Y             High level of current income. Non-diversified     Eaton Vance Management
VT Floating-Rate                                    mutual fund that normally invests primarily in
Income Fund                                         senior floating rate loans ("Senior Loans").
                                                    Senior Loans typically are of below investment
                                                    grade quality and have below investment grade
                                                    credit ratings, which ratings are associated
                                                    with having high risk, speculative
                                                    characteristics. Investments are actively
                                                    managed, and may be bought or sold on a daily
                                                    basis (although loans are generally held until
                                                    repaid). The investment adviser's staff
                                                    monitors the credit quality of the Fund
                                                    holdings, as well as other investments that are
                                                    available. The Fund may invest up to 25% of its
                                                    total assets in foreign securities and may
                                                    engage in certain hedging transactions.

Fidelity(R) VIP         Y             Y             Long-term capital appreciation. Normally          Fidelity Management &
Contrafund(R)                                       invests primarily in common stocks. Invests in    Research Company (FMR),
Portfolio                                           securities of companies whose value it believes   investment manager;
Service Class 2                                     is not fully recognized by the public. Invests    FMR U.K. and FMR Far
                                                    in either "growth" stocks or "value" stocks or    East, sub-investment
                                                    both. The fund invests in domestic and foreign    advisers.
                                                    issuers.

Fidelity(R) VIP         N             Y             Achieve capital appreciation. Normally invests    Fidelity Management &
Growth Portfolio                                    primarily in common stocks. Invests in            Research Company (FMR),
Service Class 2                                     companies that it believes have above-average     investment manager;
                                                    growth potential (stocks of these companies are   FMR U.K., FMR Far East,
                                                    often called "growth" stocks). The Fund invests   sub-investment advisers.
                                                    in domestic and foreign issuers.



20 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP         Y             Y             High level of current income consistent with      Fidelity Management &
Investment Grade                                    the preservation of capital. Normally invests     Research Company (FMR),
Bond Portfolio                                      at least 80% of assets in investment-grade debt   investment manager;
Service Class 2                                     securities (those of medium and high quality)     FMR U.K., FMR Far East,
                                                    of all types and repurchase agreements for        sub-investment advisers.
                                                    those securities.

Fidelity(R) VIP         Y             Y             Long-term growth of capital. Normally invests     Fidelity Management &
Mid Cap Portfolio                                   primarily in common stocks. Normally invests at   Research Company (FMR),
Service Class 2                                     least 80% of assets in securities of companies    investment manager;
                                                    with medium market capitalizations. May invest    FMR U.K., FMR Far East,
                                                    in companies with smaller or larger market        sub-investment advisers.
                                                    capitalizations. Invests in domestic and
                                                    foreign issuers. The Fund invests in either
                                                    "growth" or "value" common stocks or both.

Fidelity(R) VIP         Y             Y             Long-term growth of capital. Normally invests     Fidelity Management &
Overseas Portfolio                                  primarily in common stocks of foreign             Research Company (FMR),
Service Class 2                                     securities. Normally invests at least 80% of      investment manager;
                                                    assets in non-U.S. securities.                    FMR U.K., FMR Far East,
                                                                                                      Fidelity International
                                                                                                      Investment Advisors
                                                                                                      (FIIA) and FIIA U.K.,
                                                                                                      sub-investment advisers.

FTVIPT Franklin         Y             Y             Maximize income while maintaining prospects for   Franklin Advisers, Inc.
Income Securities                                   capital appreciation. The Fund normally invests
Fund - Class 2                                      in both equity and debt securities. The Fund
                                                    seeks income by investing in corporate, foreign
                                                    and U.S. Treasury bonds as well as stocks with
                                                    dividend yields the manager believes are
                                                    attractive.

FTVIPT Franklin         N             Y             Long-term capital appreciation, with              Franklin Advisory
Rising Dividends                                    preservation of capital as an important           Services, LLC
Securities Fund -                                   consideration. The Fund normally invests at
Class 2                                             least 80% of its net assets in investments of
                                                    companies that have paid rising dividends, and
                                                    normally invests predominantly in equity
                                                    securities.

FTVIPT Franklin         N             Y             Long-term capital growth. The Fund normally       Franklin Advisers, Inc.
Small-Mid Cap                                       invests at least 80% of its net assets in
Growth Securities                                   investments of small capitalization (small cap)
Fund - Class 2                                      and mid capitalization (mid cap) companies.

FTVIPT Mutual           N             Y             Capital appreciation, with income as a            Franklin Mutual
Shares Securities                                   secondary goal. The Fund normally invests         Advisers, LLC
Fund - Class 2                                      primarily in equity securities of companies
                                                    that the manager believes are undervalued. The
                                                    Fund also invests, to a lesser extent in risk
                                                    arbitrage securities and distressed companies.



21 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------

FTVIPT Templeton        Y             Y             High current income consistent with               Franklin Advisers, Inc.
Global Income                                       preservation of capital, with capital
Securities Fund -                                   appreciation as a secondary consideration. The
Class 2                                             Fund normally invests mainly in debt securities
                                                    of governments and their political subdivisions
                                                    and agencies, supranational organizations and
                                                    companies located anywhere in the world,
                                                    including emerging markets.

FTVIPT Templeton        Y             Y             Long-term capital growth. The Fund normally       Franklin Advisers, Inc.
Growth Securities                                   invests primarily in equity securities of
Fund - Class 2                                      companies located anywhere in the world,
                                                    including those in the U.S. and in emerging
                                                    markets.

Goldman Sachs VIT Mid   Y             Y             Long-term capital appreciation. The Fund          Goldman Sachs Asset
Cap Value Fund -                                    invests, under normal circumstances, at least     Management, L.P.
Institutional Shares                                80% of its net assets plus any borrowings for
                                                    investment purposes (measured at time of
                                                    purchase) ("Net Assets") in a diversified
                                                    portfolio of equity investments in mid-cap
                                                    issuers with public stock market
                                                    capitalizations (based upon shares available
                                                    for trading on an unrestricted basis) within
                                                    the range of the market capitalization of
                                                    companies constituting the Russell Midcap(R)
                                                    Value Index at the time of investment. If the
                                                    market capitalization of a company held by the
                                                    Fund moves outside this range, the Fund may,
                                                    but is not required to, sell the securities.
                                                    The capitalization range of the Russell
                                                    Midcap(R) Value Index is currently between $613
                                                    million and $18.3 billion. Although the Fund
                                                    will invest primarily in publicly traded U.S.
                                                    securities, it may invest up to 25% of its Net
                                                    Assets in foreign securities, including
                                                    securities of issuers in countries with
                                                    emerging markets or economies ("emerging
                                                    countries") and securities quoted in foreign
                                                    currencies. The Fund may invest in the
                                                    aggregate up to 20% of its Net Assets in
                                                    companies with public stock market
                                                    capitalizations outside the range of companies
                                                    constituting the Russell Midcap(R) Value Index
                                                    at the time of investment and in fixed-income
                                                    securities, such as government, corporate and
                                                    bank debt obligations.



22 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs           Y             Y             Long-term growth of capital and dividend          Goldman Sachs Asset
VIT Structured                                      income. The Fund invests, under normal            Management, L.P.
U.S. Equity Fund -                                  circumstances, at least 90% of its total assets
Institutional Shares                                (not including securities lending collateral
                                                    and any investment of that collateral) measured
                                                    at time of purchase ("Total Assets") in a
                                                    diversified portfolio of equity investments in
                                                    U.S. issuers, including foreign companies that
                                                    are traded in the United States. However, it is
                                                    currently anticipated that, under normal
                                                    circumstances, the Fund will invest at least
                                                    95% of its net assets plus any borrowings for
                                                    investment purposes (measured at the time of
                                                    purchase) in such equity investments. The
                                                    Fund's investments are selected using both a
                                                    variety of quantitative techniques and
                                                    fundamental research in seeking to maximize the
                                                    Fund's expected return, while maintaining risk,
                                                    style, capitalization and industry
                                                    characteristics similar to the S&P 500 Index.
                                                    The Fund seeks a broad representation in most
                                                    major sectors of the U.S. economy and a
                                                    portfolio consisting of companies with average
                                                    long-term earnings growth expectations and
                                                    dividend yields. The Fund is not required to
                                                    limit its investments to securities in the S&P
                                                    500 Index. The Fund's investments in
                                                    fixed-income securities are limited to
                                                    securities that are considered cash
                                                    equivalents.

Janus Aspen Series      Y             Y             Long-term growth of capital in a manner           Janus Capital
Large Cap Growth                                    consistent with the preservation of capital.
Portfolio:                                          Invests under normal circumstances at least 80%
Service Shares                                      of its net assets in common stocks of
                                                    large-sized companies. Large-sized companies
                                                    are those whose market capitalization falls
                                                    within the range of companies in the Russell
                                                    1000(R) Index at the time of purchase.

Legg Mason              Y             Y             Long-term growth of capital. Under normal         Legg Mason Partners Fund
Partners Variable                                   circumstances, the fund invests at least 80% of   Advisor, LLC, adviser;
Small Cap Growth                                    its net assets in equity securities of            ClearBridge Advisors,
Portfolio, Class I                                  companies with small market capitalizations and   LLC, subadviser
                                                    related investments.

MFS(R) Investors        N             Y             Capital appreciation. Normally invests at least   MFS Investment
Growth Stock                                        80% of the fund's net assets in equity            Management(R)
Series -                                            securities of companies MFS believes to have
Service Class                                       above average earnings growth potential
                                                    compared to other companies (growth companies).

MFS(R) New              N             Y             Capital appreciation. Invests in stocks of        MFS Investment
Discovery Series -                                  companies MFS believes to have above average      Management(R)
Service Class                                       earnings growth potential compared to other
                                                    companies (growth companies).



23 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------

MFS(R) Total Return     Y             Y             Total return. Invests primarily in equity and     MFS Investment
Series - Service                                    fixed income securities. MFS invests between      Management(R)
Class                                               40% and 75% of the fund's net assets in equity
                                                    securities and at least 25% of the fund's total
                                                    assets in fixed-income senior securities.

MFS(R) Utilities        Y             Y             Total return Normally invests at least 80% of     MFS Investment
Series - Service                                    the fund's net assets in securities of issuers    Management(R)
Class                                               in the utilities industry.

Oppenheimer Capital     Y             Y             Capital appreciation. Invests in securities of    Oppenheimer Funds, Inc.
Appreciation Fund/VA,                               well-known, established companies.
Service Shares

Oppenheimer Global      Y             Y             Long-term capital appreciation. Invests mainly    Oppenheimer Funds, Inc.
Securities Fund/VA,                                 in common stocks of U.S. and foreign issuers
Service Shares                                      that are "growth-type" companies, cyclical
                                                    industries and special situations that are
                                                    considered to have appreciation possibilities.

Oppenheimer Main        Y             Y             Capital appreciation. Invests mainly in common    Oppenheimer Funds, Inc.
Street Small Cap                                    stocks of small-capitalization U.S. companies
Fund/VA, Service                                    that the fund's investment manager believes
Shares                                              have favorable business trends or prospects.

Oppenheimer Strategic   Y             Y             High level of current income principally          Oppenheimer Funds, Inc.
Bond Fund/VA, Service                               derived from interest on debt securities.
Shares                                              Invests mainly in three market sectors: debt
                                                    securities of foreign governments and
                                                    companies, U.S. government securities and
                                                    lower-rated high yield securities of U.S. and
                                                    foreign companies.

PIMCO VIT All Asset     Y             Y             Maximum real return consistent with               Pacific Investment
Portfolio, Advisor                                  preservation of real capital and prudent          Management Company LLC
Share Class                                         investment management period. The Portfolio
                                                    seeks to achieve its investment objective by
                                                    investing under normal circumstances
                                                    substantially all of its assets in
                                                    Institutional Class shares of the PIMCO Funds,
                                                    an affiliated open-end investment company,
                                                    except the All Asset and All Asset All
                                                    Authority Funds ("Underlying Funds"). Though it
                                                    is anticipated that the Portfolio will not
                                                    currently invest in the European StockPLUS(R)
                                                    TR Strategy, Far East (ex-Japan) StocksPLUS(R)
                                                    TR Strategy, Japanese StocksPLUS(R) TR
                                                    Strategy, StocksPLUS(R) Municipal-Backed and
                                                    StocksPLUS(R) TR Short Strategy Funds, the
                                                    Portfolio may invest in these Funds in the
                                                    future, without shareholder approval, at the
                                                    discretion of the Portfolio's asset allocation
                                                    sub-adviser.



24 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------

Putnam VT               N             Y             Capital appreciation. The fund pursues its goal   Putnam Investment
Health Sciences                                     by investing mainly in common stocks of           Management, LLC
Fund -                                              companies in the health sciences industries,
Class IB Shares                                     with a focus on growth stocks. Under normal
                                                    circumstances, the fund invests at least 80% of
                                                    its net assets in securities of (a) companies
                                                    that derive at least 50% of their assets,
                                                    revenues or profits from the pharmaceutical,
                                                    health care services, applied research and
                                                    development and medical equipment and supplies
                                                    industries, or (b) companies Putnam Management
                                                    thinks have the potential for growth as a
                                                    result of their particular products,
                                                    technology, patents or other market advantages
                                                    in the health sciences industries.

Putnam VT               N             Y             Capital appreciation. The fund pursues its goal   Putnam Investment
International                                       by investing mainly in common stocks of           Management, LLC
Equity Fund -                                       companies outside the United States that Putnam
Class IB Shares                                     Management believes have favorable investment
                                                    potential. Under normal circumstances, the fund
                                                    invests at least 80% of its net assets in
                                                    equity investments.

Putnam VT               N             Y             Capital appreciation. The fund pursues its goal   Putnam Investment
Small Cap Value                                     by investing mainly in common stocks of U.S.      Management, LLC
Fund -                                              companies, with a focus on value stocks. Under
Class IB Shares                                     normal circumstances, the fund invests at least
                                                    80% of its net assets in small companies of a
                                                    size similar to those in the Russell 2000 Value
                                                    Index.

Putnam VT               N             Y             Capital appreciation. The fund pursues its goal   Putnam Investment
Vista Fund -                                        by investing mainly in common stocks of U.S.      Management, LLC
Class IB Shares                                     companies, with a focus on growth stocks.

RiverSource             Y             Y             Maximum current income consistent with            RiverSource
Variable Portfolio -                                liquidity and stability of principal. Invests     Investments, LLC
Cash Management                                     primarily in money market instruments, such as
Fund                                                marketable debt obligations issued by
                                                    corporations or the U.S. government or its
                                                    agencies, bank certificates of deposit,
                                                    bankers' acceptances, letters of credit and
                                                    commercial paper, including asset-backed
                                                    commercial paper.



25 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------

RiverSource             Y             Y             High level of current income while attempting     RiverSource
Variable Portfolio -                                to conserve the value of the investment for the   Investments, LLC
Diversified Bond                                    longest period of time. Under normal market
Fund                                                conditions, the Fund invests at least 80% of
                                                    its net assets in bonds and other debt
                                                    securities. At least 50% of the Fund's net
                                                    assets will be invested in securities like
                                                    those included in the Lehman Brothers Aggregate
                                                    Bond Index (Index), which are investment grade
                                                    and denominated in U.S. dollars. The Index
                                                    includes securities issued by the U.S.
                                                    government, corporate bonds and mortgage- and
                                                    asset-backed securities. Although the Fund
                                                    emphasizes high- and medium-quality debt
                                                    securities, it will assume some credit risk to
                                                    achieve higher yield and/or capital
                                                    appreciation by buying lower-quality (junk)
                                                    bonds.

RiverSource             Y             Y             High level of current income and, as a            RiverSource
Variable Portfolio -                                secondary goal, steady growth of capital. Under   Investments, LLC
Diversified Equity                                  normal market conditions, the Fund invests at
Income Fund                                         least 80% of its net assets in dividend-paying
                                                    common and preferred stocks. The Fund may
                                                    invest up to 25% of its total assets in foreign
                                                    investments.

RiverSource             Y             Y             Long-term capital growth. The Fund's assets are   RiverSource
Variable Portfolio -                                primarily invested in equity securities of        Investments, LLC,
Emerging Markets                                    emerging market companies. Under normal market    adviser; Threadneedle
Fund                                                conditions, at least 80% of the Fund's net        International Limited,
                                                    assets will be invested in securities of          an indirect wholly-owned
                                                    companies that are located in emerging market     subsidiary of Ameriprise
                                                    countries, or that earn 50% or more of their      Financial, subadviser.
                                                    total revenues from goods and services produced
                                                    in emerging market countries or from sales made
                                                    in emerging market countries.

RiverSource             Y             Y             Long-term capital growth. The Fund's assets are   RiverSource
Variable Portfolio -                                primarily invested in equity securities of U.S.   Investments, LLC
Fundamental Value                                   companies. Under normal market conditions, the
Fund                                                Fund's net assets will be invested primarily in
                                                    companies with market capitalizations of at
                                                    least $5 billion at the time of the Fund's
                                                    investment.

RiverSource             Y             Y             Total return that exceeds the rate of inflation   RiverSource
Variable Portfolio -                                over the long-term. Non-diversified mutual fund   Investments, LLC
Global Inflation                                    that, under normal market conditions, invests
Protected Securities                                at least 80% of its net assets in
Fund                                                inflation-protected debt securities. These
                                                    securities include inflation-indexed bonds of
                                                    varying maturities issued by U.S. and foreign
                                                    governments, their agencies or
                                                    instrumentalities, and corporations.



26 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                        AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------

RiverSource             Y             Y             Long-term capital growth. Invests primarily in    RiverSource
Variable Portfolio -                                common stocks and securities convertible into     Investments, LLC
Growth Fund                                         common stocks that appear to offer growth
                                                    opportunities. These growth opportunities could
                                                    result from new management, market developments
                                                    or technological superiority. The Fund may
                                                    invest up to 25% of its total assets in foreign
                                                    investments.

RiverSource             Y             Y             High current income, with capital growth as a     RiverSource
Variable Portfolio -                                secondary objective. Under normal market          Investments, LLC
High Yield Bond                                     conditions, the Fund invests at least 80% of
Fund                                                its net assets in high-yielding, high-risk
                                                    corporate bonds (junk bonds) issued by U.S. and
                                                    foreign companies and governments.

RiverSource             Y             Y             High total return through current income and      RiverSource
Variable Portfolio -                                capital appreciation. Under normal market         Investments, LLC
Income                                              conditions, invests primarily in
Opportunities Fund                                  income-producing debt securities with an
                                                    emphasis on the higher rated segment of the
                                                    high-yield (junk bond) market. The Fund will
                                                    purchase only securities rated B or above, or
                                                    unrated securities believed to be of the same
                                                    quality. If a security falls below a B rating,
                                                    the Fund may continue to hold the security.

RiverSource             Y             Y             Capital appreciation. Invests primarily in        RiverSource
Variable Portfolio -                                equity securities of foreign issuers that are     Investments, LLC,
International                                       believed to offer strong growth potential. The    adviser; Threadneedle
Opportunity Fund                                    Fund may invest in developed and in emerging      International Limited,
                                                    markets.                                          an indirect wholly-owned
                                                                                                      subsidiary of Ameriprise
                                                                                                      Financial, subadviser.

RiverSource             Y             Y             Capital appreciation. Under normal market         RiverSource
Variable Portfolio -                                conditions, the Fund invests at least 80% of      Investments, LLC
Large Cap Equity                                    its net assets in equity securities of
Fund                                                companies with market capitalization greater
                                                    than $5 billion at the time of purchase.

RiverSource             N             Y             Long-term growth of capital. Under normal         RiverSource
Variable Portfolio -                                market conditions, the Fund invests at least      Investments, LLC
Large Cap Value                                     80% of its net assets in equity securities of
Fund                                                companies with a market capitalization greater
                                                    than $5 billion. The Fund may also invest in
                                                    income-producing equity securities and
                                                    preferred stocks.



27 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                        AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER     PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------

RiverSource             N             Y             Growth of capital. Under normal market            RiverSource
Variable Portfolio -                                conditions, the Fund invests at least 80% of      Investments, LLC
Mid Cap Growth                                      its net assets at the time of purchase in
Fund                                                equity securities of mid capitalization
                                                    companies. The investment manager defines
                                                    mid-cap companies as those whose market
                                                    capitalization (number of shares outstanding
                                                    multiplied by the share price) falls within the
                                                    range of the Russell Midcap(R) Growth Index.

RiverSource             Y             Y             Long-term growth of capital. Under normal         RiverSource
Variable Portfolio -                                circumstances, the Fund invests at least 80% of   Investments, LLC
Mid Cap Value                                       its net assets (including the amount of any
Fund                                                borrowings for investment purposes) in equity
                                                    securities of medium-sized companies.
                                                    Medium-sized companies are those whose market
                                                    capitalizations at the time of purchase fall
                                                    within the range of the Russell Midcap(R) Value
                                                    Index.

RiverSource             Y             Y             Long-term capital appreciation. The Fund seeks    RiverSource
Variable Portfolio -                                to provide investment results that correspond     Investments, LLC
S&P 500 Index                                       to the total return (the combination of
Fund                                                appreciation and income) of
                                                    large-capitalization stocks of U.S. companies.
                                                    The Fund invests in common stocks included in
                                                    the Standard & Poor's 500 Composite Stock Price
                                                    Index (S&P 500). The S&P 500 is made up
                                                    primarily of large-capitalization companies
                                                    that represent a broad spectrum of the U.S.
                                                    economy.

RiverSource             Y             Y             Long-term growth of capital. Invests primarily    RiverSource
Variable Portfolio -                                in equity securities of mid cap companies as      Investments, LLC,
Select Value Fund                                   well as companies with larger and smaller         adviser; Systematic
                                                    market capitalizations. The Fund considers        Financial Management,
                                                    mid-cap companies to be either those with a       L.P. and WEDGE Capital
                                                    market capitalization of up to $10 billion or     Management L.L.P.,
                                                    those whose market capitalization falls within    subadvisers
                                                    range of the Russell 3000(R) Value Index.

RiverSource             Y             Y             High level of current income and safety of        RiverSource
Variable Portfolio -                                principal consistent with investment in U.S.      Investments, LLC
Short Duration U.S.                                 government and government agency securities.
Government Fund                                     Under normal market conditions, at least 80% of
                                                    the Fund's net assets are invested in
                                                    securities issued or guaranteed as to principal
                                                    and interest by the U.S. government, its
                                                    agencies or instrumentalities.



28 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                         AVAILABLE     AVAILABLE
                           UNDER         UNDER
                         CONTRACTS     CONTRACTS
                         PURCHASED     PURCHASED
                        ON OR AFTER    PRIOR TO
INVESTING IN            MAY 1, 2007   MAY 1, 2007          INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------

RiverSource             Y             Y             Long-term capital appreciation. Under normal      RiverSource
Variable Portfolio -                                market conditions, at least 80% of the Fund's     Investments, LLC,
Small Cap Value                                     net assets will be invested in small cap          adviser; River Road
Fund                                                companies with market capitalization, at the      Asset Management, LLC,
                                                    time of investment, of up to $2.5 billion or      Donald Smith & Co.,
                                                    that fall within the range of the Russell         Inc., Franklin Portfolio
                                                    2000(R) Value Index.                              Associates LLC and
                                                                                                      Barrow, Hanley,
                                                                                                      Mewhinney & Strauss,
                                                                                                      Inc., subadvisers.

Van Kampen              Y             Y             Capital growth and income through investments     Van Kampen Asset
Life Investment                                     in equity securities, including common stocks,    Management
Trust Comstock                                      preferred stocks and securities convertible
Portfolio,                                          into common and preferred stocks. The Portfolio
Class II Shares                                     emphasizes value style of investing seeking
                                                    well-established, undervalued companies
                                                    believed by the Portfolio's investment adviser
                                                    to possess the potential for capital growth and
                                                    income.

Van Kampen              Y             Y             Current income and capital appreciation.          Morgan Stanley Investment
UIF Global                                          Invests primarily in equity securities of         Management Inc., doing
Real Estate                                         companies in the real estate industry located     business as Van Kampen,
Portfolio,                                          throughout the world, including real estate       adviser; Morgan Stanley
Class II Shares                                     operating companies, real estate investment       Investment Management
                                                    trusts and foreign real estate companies.         Limited and Morgan
                                                                                                      Stanley Investment
                                                                                                      Management Company,
                                                                                                      sub-advisers

Van Kampen              Y             Y             Long-term capital growth. Invests primarily in    Morgan Stanley Investment
UIF Mid Cap                                         growth-oriented equity securities of U.S. mid     Management Inc., doing
Growth Portfolio,                                   cap companies and foreign companies, including    business as Van Kampen.
Class II Shares                                     emerging market securities.

Van Kampen              N             Y             Above-average current income and long-term        Morgan Stanley Investment
UIF U.S. Real                                       capital appreciation. Non-diversified Portfolio   Management Inc., doing
Estate Portfolio,                                   that invests primarily in equity securities of    business as Van Kampen.
Class II Shares                                     companies in the U.S. real estate industry,
                                                    including real estate investment trusts.

Wanger                  Y             Y             Long-term growth of capital. Invests primarily    Columbia Wanger Asset
International                                       in stocks of companies based outside the U.S.     Management, L.P.
Small Cap                                           with market capitalizations of less than $5
                                                    billion at time of initial purchase.

Wanger U.S.             Y             Y             Long-term growth of capital. Invests primarily    Columbia Wanger Asset
Smaller Companies                                   in stocks of small- and medium-size U.S.          Management, L.P.
                                                    companies with market capitalizations of less
                                                    than $5 billion at time of initial purchase.



29 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the Guarantee Period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the SecureSource(SM) riders, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


30 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you transfer to a new Portfolio Navigator model portfolio;

o amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

o reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

o    amounts withdrawn for fees and charges; or

o    amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

         IF YOUR GPA RATE IS:           THE MVA IS:
Less than the new GPA rate + 0.10%        Negative
Equal to the new GPA rate + 0.10%         Zero
Greater than the new GPA rate + 0.10%     Positive

For examples, see Appendix A.

THE FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account.(1) The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Buying Your Contract" and "Making the Most of Your Contract -- Transfer policies").

(1) For Contract Option C, the one-year fixed account may not be available, or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.


31 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

DCA FIXED ACCOUNT

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

o    for the DCA fixed account and the one-year fixed account;

o    for the DCA fixed accounts with terms of differing length;

o for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account if available under your contract;

o for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

o for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

o    the DCA fixed account for a six month term;

o    the DCA fixed account for a twelve month term;

o    the Portfolio Navigator model portfolio in effect;

o if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

o to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

o    to the Portfolio Navigator model portfolio then in effect;

o if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


32 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the model portfolio in effect, or if no model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our administrative office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year withdrawal charge schedule and optional living benefit riders. Contract Option C eliminates the per purchase payment withdrawal charge schedule in exchange for a higher mortality and expense risk fee; additionally, optional living benefit riders are not available under Contract Option C. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

o    contract Option L or Option C;

o GPAs, the one-year fixed account (if included), the DCA fixed account and/or subaccounts in which you want to invest;

o    how you want to make purchase payments;

o    a beneficiary;

o    the optional Portfolio Navigator asset allocation program(1); and

o    one of the following Death Benefits:

     o    ROP Death Benefit

     o    MAV Death Benefit(2)

     o    5% Accumulation Death Benefit(2)

     o    Enhanced Death Benefit(2)

In addition, under Contract Option L(3), you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o    Accumulation Protector Benefit(SM) rider

o    SecureSource(SM) rider(4)

Under both Contract Option L and Contract Option C, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

o    Benefit Protector(SM) Death Benefit rider(5)

o    Benefit Protector(SM) Plus Death Benefit rider(5)

(1)  There is no additional charge for this feature

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) Living benefit riders were available on Contract Option C prior to May 1, 2007.

(4) In states where the SecureSource(SM) rider is not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where the SecureSource(SM) and the Guarantor Withdrawal Benefit for Life(SM) riders are not available, you may select the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L.

(5) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.

33 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

This contract provides for allocations of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or to the subaccounts in even 1% increments subject to the required $1,000 required minimum investment for the GPAs. For Contract Option L, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

If your application is complete, we will process it and apply your purchase payment to the GPAs, the one-year fixed account, DCA fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

o    no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


34 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT

     $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

     $50 for SIPs
     $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*:

     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the SecureSource(SM) riders, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


35 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

                                CONTRACT OPTION L   CONTRACT OPTION C
ROP Death Benefit                     1.55%               1.65%
MAV Death Benefit                     1.75                1.85
5% Accumulation Death Benefit         1.90                2.00
Enhanced Death Benefit                1.95                2.05

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Contract Option C has no purchase payment withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge schedule applies to each purchase payment you make. The withdrawal charge lasts for four years (see "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your Contract Option L includes the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider:

CONTRACT OPTION L WITHOUT SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER OR THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o    10% of the contract value on the prior contract anniversary(1); or

o    current contract earnings.

CONTRACT OPTION L WITH SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The TFA is the greatest of:

o    10% of the contract value on the prior contract anniversary(1);

o    current contract earnings; or

o the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

CONTRACT OPTION L WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o    10% of the contract value on the prior contract anniversary(1);

o    current contract earnings; or

o    the Remaining Benefit Payment.

(1) We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year. Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.


36 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract Option L, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 4-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES FOR CONTRACT OPTION L

We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to Contract Option C.)

o withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period; and

o    death benefits.

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


37 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal under this annuity payout plan we impose a withdrawal charge whether you have Contract Option L or Contract Option C. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio for new contract owners. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the spousal continuation step up after we have exercised our right to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. We reserve the right to restart the waiting period whenever you elect to change your model portfolio to one that causes the rider charge to increase.

The fee does not apply after annuity payouts begin.

(1) Effective May 1, 2007, optional living benefits are not available on Contract Option C.

38 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

SECURESOURCE(SM) RIDER FEE

We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

o    SecureSource(SM) - Single Life rider, 0.65%;

o    SecureSource(SM) - Joint Life rider, 0.85%.

We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource(SM) - Single Life rider charge will not exceed a maximum charge of 1.50%. The SecureSource(SM) - Joint Life rider charge will not exceed a maximum charge of 1.75%.

We will not change the SecureSource(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED UNDER CONTRACT OPTION L(1) AND CONTRACT OPTION C

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE

We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit for Life(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio.

The Guarantor Withdrawal Benefit for Life(SM) rider charge will not exceed a maximum charge of 1.50%.

(1) In states where both the SecureSource riders and the Guarantor Withdrawal Benefit for Life(SM) riders are not available, you may select the Guarantor(SM) Withdrawal Benefit rider (Rider A only); see disclosure in Appendix K. In states where the SecureSource(SM) riders are not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix J.

39 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

We will not change the Guarantor Withdrawal Benefit for Life(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE APPENDIX K) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio for new contract owners. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up under Rider A after we have exercised our right to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


40 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you selected it. We determine the fee by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                              MAXIMUM   CURRENT
Income Assurer Benefit(SM) - MAV                                               1.50%    0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                      1.75     0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base    2.00     0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and
     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.

We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) rider charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

OPTIONAL DEATH BENEFITS -- CURRENTLY OFFERED

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


41 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs;

o    plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    SecureSource(SM) rider;

     o    Guarantor Withdrawal Benefit for Life(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.

THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT IF AVAILABLE UNDER YOUR CONTRACT, AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

o the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account, and transfer amounts to the one-year fixed account (if included);

o    plus interest credited;

o minus the sum of amounts withdrawn (including any applicable withdrawal charges for Contract Option L) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    SecureSource(SM) rider;

     o    Guarantor Withdrawal Benefit for Life(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.


42 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial withdrawals;

o    withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

o    the contract administrative charge; and

o    the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    SecureSource(SM) rider;

     o    Guarantor Withdrawal Benefit for Life(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o    changes in fund net asset value;

o    fund dividends distributed to the subaccounts;

o    fund capital gains or losses;

o    fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


43 RIVERSOURCE FLEXICHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                       NUMBER
By investing an equal number                 AMOUNT    ACCUMULATION   OF UNITS
of dollars each month               MONTH   INVESTED    UNIT VALUE    PURCHASED
                                     Jan      $100         $20          5.00
                                     Feb       100          18          5.56
you automatically buy
more units when the                  Mar       100          17          5.88
per unit market price is low - >     Apr       100          15          6.67
                                     May       100          16          6.25
                                     Jun       100          18          5.56
                                     Jul       100          17          5.88
and fewer units                      Aug       100          19          5.26
when the per unit
market price is high - >             Sept      100          21          4.76
                                     Oct       100          20          5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" and "Appendix I:
Asset Allocation Program for Contracts Purchased Before May 1, 2006" below).


44 RIVERSOURCE FLEXICHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix I for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.

The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit(SM) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider (if available in your state, otherwise the Guarantor(SM) Withdrawal Benefit rider) or Income Assurer Benefit(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.


45 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios.

POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.

As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.


46 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

o no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.

In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(SM) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the SecureSource(SM) rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the SecureSource(SM) or the Guarantor Withdrawal Benefit for Life(SM) rider, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

o discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.

RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.


47 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.

PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER,
SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER

If you purchase the optional Accumulation Protector Benefit(SM) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of each rider.

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER:You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

o    SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM)
     RIDER: In those states where the SecureSource(SM) rider is not available, you may purchase the Guarantor Withdrawal Benefit for Life(SM) rider if available in your state; see disclosure in Appendix K. The SecureSource(SM) rider and the Guarantor Withdrawal Benefit for Life(SM) rider require that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE(SM) RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: In those states where the SecureSource(SM) rider and the Guarantor Withdrawal Benefit for Life(SM) rider are not available, you may purchase the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix K. Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate you contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

OPTIONAL PN PROGRAM

If you do not select the optional Accumulation Protector Benefit(SM) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor Withdrawal Benefit(SM) rider or the optional Income Assurer Benefit(SM) rider with your contract, you may elect to participate in the PN program.


48 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your contract value according to the percentage that you choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. The PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.

TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount or GPAs, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to a DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the one-year fixed account (if included) to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. For Contract Option L, the amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value; transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. For Contract Option C, transfers to the one-year fixed account and transfers out of the one-year fixed account may not be available or may be significantly limited. See your contract for the actual terms of the one-year fixed account you purchased. For both Contract Option L and Contract Option C, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

o Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and the DCA fixed account.


49 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S.
     mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


50 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

51 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your subaccounts, the one-year fixed account or GPAs or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA fixed account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals: $100 monthly
                          $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.


52 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan
E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). After executing a partial withdrawal, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.

(1) If you elected a SecureSource(SM) rider, you do not have the option to request from which account to withdraw.

RECEIVING PAYMENT

By regular or express mail:

o    payable to owner;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     o the withdrawal amount includes a purchase payment check that has not cleared;

     o    the NYSE is closed, except for normal holiday and weekend closings;

     o    trading on the NYSE is restricted, according to SEC rules;

     o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     o the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

53 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     o    you are at least age 59 1/2;

     o    you are disabled as defined in the Code;

     o    you severed employment with the employer who purchased the contract;
          or

     o    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The SecureSource(SM) - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit(SM), the SecureSource(SM) - Single Life, the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o    ROP Death Benefit;

o    MAV Death Benefit

o    5% Accumulation Death Benefit

o    Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


54 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

     ADJUSTED PARTIAL WITHDRAWALS                     PW x DB
        (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = -------
                                                         CV

     PW = the partial withdrawal including any applicable withdrawal charge or MVA.

     DB = the death benefit on the date of (but prior to) the partial withdrawal

     CV = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b)  total payments made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

o plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

o minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

     5% VARIABLE ACCOUNT FLOOR ADJUSTED             PWT x VAF
        TRANSFERS OR ADJUSTED PARTIAL WITHDRAWALS = ---------
                                                        SV

     PWT = the amount transferred from the subaccounts or the DCA fixed account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts or the DCA fixed account.

     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts or the DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment and purchase payment credits (if applicable) withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits (if applicable) in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the Variable Account Floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1.   contract value; or

2.   total purchase payments minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


55 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR
YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals; or

3.   the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals; or

3.   the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals;

3.   the MAV on the date of death; or

4.   the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(SM), the SecureSource(SM) - Single Life, the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits").

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

Additionally, the optional SecureSource(SM) rider, if selected, will terminate.


56 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

     Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(SM), the SecureSource(SM) - Single Life, the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
     70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

     o payouts begin no later than one year following the year of your death; and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.

     Additionally, the optional SecureSource(SM) rider, if selected, will terminate.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

ON THE BENEFIT DATE, IF:                   THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER BENEFIT IS:
---------------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value    The contract value is increased on the benefit date to
(defined below) as determined under the    equal the Minimum Contract Accumulation Value as
Accumulation Protector Benefit(SM) rider   determined under the Accumulation Protector Benefit(SM)
is greater than your contract value,       rider on the benefit date.

The contract value is equal to or          Zero; in this case, the Accumulation Protector
greater than the Minimum Contract          Benefit(SM) rider ends without value and no benefit is
Accumulation Value as determined under     payable.
the Accumulation Protector Benefit(SM)
rider,

(1) Effective May 1, 2007, optional living benefits are not available under Contract Option C.


If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it, except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) rider


57 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS may not be purchased with the optional SecureSource(SM), the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit riders. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) rider may not be available in all states.

You should consider whether a Accumulation Protector Benefit(SM) rider is appropriate for you because:

o you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix I: Asset Allocation Program for Contracts Purchased Prior to May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts and GPAs (if included) and one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider;

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.


58 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.   80% of the contract value on the contract anniversary; or

2.   the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

     The rider will terminate before the benefit date without paying a benefit on the date:

     o    you take a full withdrawal; or

     o    annuitization begins; or

     o    the contract terminates as a result of the death benefit being paid.

     The rider will terminate on the benefit date.

For an example, see Appendix D.


59 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

SECURESOURCE(SM) RIDERS

There are two optional SecureSource(SM) riders available under your contract:

o    SecureSource(SM) - Single Life; or

o    SecureSource(SM) - Joint Life.

The information in this section applies to both SecureSource(SM) riders, unless otherwise noted.

The SecureSource(SM) - Single Life rider covers one person. The SecureSource(SM) - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource(SM) rider is an optional benefit that you may select for an additional annual charge if(1):

o    you purchase your contract on or after May 1, 2007;

o    the rider is available in your state(2); and

o SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

o JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

(1) The SecureSource(SM) rider is not available under an inherited qualified annuity.

(2) In states where the SecureSource(SM) riders have not yet been approved for sale, you may purchase the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where both the SecureSource(SM) riders and the Guarantor Withdrawal Benefit for Life(SM) rider are not yet approved for sale, you may purchase the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L.

The SecureSource(SM) rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

o SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

o JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "JOINT LIFE ONLY: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The SecureSource(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

o SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

o JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

     Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "SINGLE LIFE ONLY: Covered Person", "JOINT LIFE ONLY: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

60 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

o SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

o JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource(SM) rider guarantees that you may take the following withdrawal amounts each contract year:

o Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

o SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

o JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource(SM) rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

     (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

          (i) THERE ARE MULTIPLE CONTRACT OWNERS -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

          (ii) THE OWNER AND THE ANNUITANT ARE NOT THE SAME PERSONS -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.


61 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

          JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

     (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

     (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

          (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

          (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below). Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

     (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

     You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

     Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

     After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

     (a) the total GBA will be reset to the lesser of its current value or the contract value; and

     (b) the total RBA will be reset to the lesser of its current value or the contract value; and

     (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

     (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

     (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

     (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

     You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider. If you elect the SecureSource(SM) rider, you may not elect the Accumulation Protector Benefit rider.

o NON-CANCELABLE: Once elected, the SecureSource(SM) rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource(SM) - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource(SM) - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "JOINT LIFE ONLY: Covered Spouses" below).

62 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

o    JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
     Since the joint life benefit requires that the surviving covered spouse continue the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. Ownerships that include anyone other than the original two spouses or their revocable trust(s) will not be allowed. In general, a spouse who is not a joint owner must be named as the sole primary beneficiary at contract issue. The annuitant must also be an owner. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. No other trust ownerships are allowed.

     If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, a SecureSource(SM) rider may be of limited value to you.

KEY TERMS AND PROVISIONS OF THE SECURESOURCE(SM) RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBA that is associated with that RBA will also be set to zero.

o WHEN YOU MAKE A WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.


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o    WHEN YOU MAKE A WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN IS:

     (a) LESS THAN OR EQUAL TO THE TOTAL RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

     (b) IS GREATER THAN THE TOTAL RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE A WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o    WHEN YOU MAKE A WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN IS:

     (a) LESS THAN OR EQUAL TO THE TOTAL RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

     (b) IS GREATER THAN THE TOTAL RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.


64 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the GBP is established as 7% of the GBA value.

o AT EACH CONTRACT ANNIVERSARY -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBP associated with that RBA will also be reset to zero.

o WHEN YOU MAKE A WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o    WHEN YOU MAKE A WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN IS:

     (a)  LESS THAN OR EQUAL TO THE TOTAL RBP -- the GBP remains unchanged.

     (b) IS GREATER THAN THE TOTAL RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWAL -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBP equal to that payment's GBP.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o AT SPOUSAL CONTINUATION -- (see "Spousal Option to Continue the Contract" heading below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the RBP associated with that RBA will also be reset to zero.

o WHEN YOU MAKE ANY WITHDRAWAL -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):

o SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

o JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.


65 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

o    SINGLE LIFE: death; or

o    JOINT LIFE: death of the last surviving covered spouse; or

o    the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o SINGLE LIFE: THE LATER OF THE CONTRACT EFFECTIVE DATE OR THE CONTRACT ANNIVERSARY DATE FOLLOWING THE DATE THE COVERED PERSON REACHES AGE 65 -- the ALP is established as 6% of the total RBA.

o JOINT LIFE: THE ALP IS ESTABLISHED AS 6% OF THE TOTAL RBA ON THE EARLIEST OF THE FOLLOWING DATES:

     (A) THE RIDER EFFECTIVE DATE IF THE YOUNGER COVERED SPOUSE HAS ALREADY REACHED AGE 65.

     (B) THE RIDER ANNIVERSARY FOLLOWING THE DATE THE YOUNGER COVERED SPOUSE REACHES AGE 65.

     (C)  UPON THE FIRST DEATH OF A COVERED SPOUSE, THEN

          (1) THE DATE WE RECEIVE WRITTEN REQUEST WHEN THE DEATH BENEFIT IS NOT PAYABLE AND THE SURVIVING COVERED SPOUSE HAS ALREADY REACHED AGE 65; OR

          (2) THE DATE SPOUSAL CONTINUATION IS EFFECTIVE WHEN THE DEATH BENEFIT IS PAYABLE AND THE SURVIVING COVERED SPOUSE HAS ALREADY REACHED AGE 65; OR

          (3) THE RIDER ANNIVERSARY FOLLOWING THE DATE THE SURVIVING COVERED SPOUSE REACHES AGE 65.

     (D)  FOLLOWING DISSOLUTION OF MARRIAGE OF THE COVERED SPOUSES,

          (1) THE DATE WE RECEIVE WRITTEN REQUEST IF THE COVERED SPOUSE WHO IS THE OWNER (OR ANNUITANT IN THE CASE OF NONNATURAL OWNERSHIP) HAS ALREADY REACHED AGE 65; OR

          (2) THE RIDER ANNIVERSARY FOLLOWING THE DATE THE COVERED SPOUSE WHO IS THE OWNER (OR ANNUITANT IN THE CASE OF NONNATURAL OWNERSHIP) REACHES AGE 65.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o SINGLE LIFE: AT SPOUSAL CONTINUATION OR CONTRACT OWNERSHIP CHANGE -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o WHEN YOU MAKE A WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o    When you make a withdrawal at any time and the amount withdrawn is:

     (a)  LESS THAN OR EQUAL TO THE RALP -- the ALP remains unchanged.

     (b) IS GREATER THAN THE RALP-- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.


66 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o    THE RALP IS ESTABLISHED AT THE SAME TIME AS THE ALP, AND:

     (a) DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is established equal to 6% of purchase payments.

     (b) AT ANY OTHER TIME -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o    AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RALP is set equal to
     ALP.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the RALP by 6% of the purchase payment amount.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE ANY WITHDRAWAL -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

o    The RMD is for your contract alone;

o The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

o The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

o    The annual step up is effective on the step up date.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

o On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

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The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o    The total RBP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o    The RALP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

     (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:

SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource(SM) - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; the covered person will be redetermined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o    The GBA, RBA and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

o IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource(SM)
- Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, Guarantee Period Accounts (where available), the One-Year Fixed Account (if applicable) and the DCA Fixed Account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.


68 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

     (a)  receive the remaining schedule of GBPs until the RBA equals zero; or

     (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

     (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

     (a)  the remaining schedule of GBPs until the RBA equals zero; or

     (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.

     (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

o    SINGLE LIFE: covered person;

o    JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o    We will no longer accept additional purchase payments;

o    You will no longer be charged for the rider;

o    Any attached death benefit riders will terminate; and

o SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

o JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:

SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.


69 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:

SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE-- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").


70 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The SecureSource(SM) rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

     (a)  any one other than your spouse continues the contract, or

     (b) your spouse does not use the spousal continuation provision of the contract to the continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

     (a)  any one other than a covered spouse continues the contract, or

     (b) a covered spouse does not use the spousal continuation provision of the contract to the continue the contract.

3.   Annuity payouts under an annuity payout plan will terminate the rider.

4.   Termination of the contract for any reason will terminate the rider.

OPTIONAL LIVING BENEFITS - PREVIOUSLY OFFERED UNDER CONTRACT OPTION L AND CONTRACT OPTION C

If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

                                                                                       DISCLOSURE FOR THIS
                                    AND YOU SELECTED ONE OF THE FOLLOWING             BENEFIT MAY BE FOUND
IF YOU PURCHASED A CONTRACT(1)...   OPTIONAL LIVING BENEFITS...                    IN THE FOLLOWING APPENDIX:
---------------------------------   --------------------------------------------   --------------------------
Before April 29, 2005               Guarantor(SM) Withdrawal Benefit ("Rider B")   Appendix L
April 29, 2005 - April 30, 2006     Guarantor(SM) Withdrawal Benefit ("Rider A")   Appendix L
May 1, 2006 - April 30, 2007        Guarantor Withdrawal Benefit for Life(SM)      Appendix K
Before May 1, 2007                  Income Assurer Benefit                         Appendix M

(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


71 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date of death.

For an example, see Appendix G.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to you contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(SM) Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o the benefits payable under the Benefit Protector(SM) described above, plus

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND    PERCENTAGE IF YOU OR
                   THE ANNUITANT ARE     THE ANNUITANT ARE AGE
                  UNDER AGE 70 ON THE      70 OR OLDER ON THE
CONTRACT YEAR     RIDER EFFECTIVE DATE    RIDER EFFECTIVE DATE
One and Two                0%                       0%
Three and Four            10%                    3.75%
Five or more              20%                     7.5%


72 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o    the ROP death benefit (see "Benefits in Case of Death") plus:

                IF YOU AND THE ANNUITANT ARE UNDER                   IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR   AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One             Zero                                                 Zero
Two             40% x earnings at death (see above)                  15% x earnings at death
Three & Four    40% x (earnings at death + 25% of initial purchase   15% x (earnings at death + 25% of initial
                   payment*)                                            purchase payment*)
Five or more    40% x (earnings at death + 50% of initial purchase   15% x (earnings at death + 50% of initial
                   payment*)                                            purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


73 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM) rider.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(SM) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(SM) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o    PLAN D

     o JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

     o JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(SM) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.55% and 8.15% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

o GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource(SM) Riders", "Appendix K:
     Guarantor Withdrawal Benefit for Life Rider" or "Appendix L:
     Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


74 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, including withdrawals under the SecureSource rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


75 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o    if it is allocable to an investment before Aug. 14, 1982; or

o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS AND SEPS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under the SecureSource(SM), the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit riders, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


76 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is a RMD as defined under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    because of your death;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), SECURESOURCE(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


77 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


78 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.75% each time a purchase payment is made for contract Option L and 1% for contract Option C. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

     o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

     o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

     o    providing service to contract owners; and

     o funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

o revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including withdrawal charges; and

o fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


79 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

o The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

o To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

80 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


81 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                                  APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE

APPENDIX NAME                                                           PAGE #

Appendix A: Example -- Market Value Adjustment (MVA)                     p. 83

Appendix B: Example -- Withdrawal Charges for Contract Option L          p. 85

Appendix C: Example -- Death Benefits                                    p. 88

Appendix D: Example -- Accumulation Protector Benefit(SM) Rider          p. 91

Appendix E: Example -- SecureSource(SM) Riders                           p. 93

Appendix F: SecureSource(SM) Riders -- Additional RMD Disclosure         p. 97

Appendix G: Example -- Benefit Protector(SM) Death Benefit Rider         p. 98

Appendix H: Example -- Benefit Protector(SM) Plus Death Benefit Rider    p.100

Appendix I: Asset Allocation Program for Contracts Purchased Before
   May 1, 2006                                                           p.102

Appendix J: Guarantor Withdrawal Benefit for Life(SM) Rider Disclosure   p.103

Appendix K: Guarantor(SM) Withdrawal Benefit Rider Disclosure            p.115

Appendix L: Example -- Income Assurer Benefit(SM) Riders Disclosure      p.123

Appendix M: Condensed Financial Information (Unaudited)                  p.132


CROSS-REFERENCE                                                         PAGE #
Guarantee Period Accounts (GPAs)                                         p.

Charges -- Withdrawal Charges                                            p.

Benefits in Case of Death                                                p.

Optional Benefits -- Accumulation Protector Benefit(SM) Rider            p.

Optional Benefits -- SecureSource(SM) Riders                             p.

Optional Benefits -- SecureSource(SM) Riders                             p.

Optional Benefits -- Benefit Protector(SM) Death Benefit Rider           p.

Optional Benefits -- Benefit Protector(SM) Plus Death Benefit Rider      p.

N/A

N/A

N/A

Condensed Financial Information (Unaudited)                              p.

The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and J through L include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


82 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                1 + i
EARLY WITHDRAWAL AMOUNT x [(---------------) (TO THE POWER OF n/12) - 1]= MVA
                             1 + j + .001

Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

      j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

      n = number of months remaining in the current Guarantee Period
          (rounded up).


83 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                  1.030
$1,000 x [(--------------------) (TO THE POWER OF 84/12) - 1]= -$39.84
             1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                 1.030
$1,000 x [(-------------------) (TO THE POWER OF 84/12) - 1]= $27.61
            1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


84 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES FOR CONTRACT OPTION L

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.   First, in each contract year, we withdraw amounts totaling:

     o up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

     o up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider, and the greater of your remaining annual lifetime payment and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

             PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for Contract Option L with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


85 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o    We receive a single $50,000 purchase payment on May 1, 2006; and

o    the contract anniversary date is May 1 each year; and

o you withdraw the contract for its total value on Nov. 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o    you have made no withdrawals prior to Nov. 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                              CONTRACT     CONTRACT
                                                              WITH GAIN    WITH LOSS
Contract Value at time of full withdrawal:                   $60,000.00   $40,000.00
Contract Value on prior anniversary:                          58,000.00    42,000.00

STEP 1. First, we determine the amount of earnings
        available in the contract at the time of
        withdrawal as:
Current Contract Value:                                       60,000.00    40,000.00
less purchase payment still in the contract:                  50,000.00    50,000.00
                                                             ----------   ----------
Earnings in the contact (but not less than zero):             10,000.00         0.00

STEP 2. Next, we determine the Total Free Amount (TFA)
        available in the contract as the greatest of the
        following values:
Earnings in the contract:                                     10,000.00         0.00
10% of the prior anniversary's Contract Value:                 5,800.00     4,200.00
                                                             ----------   ----------
TFA:                                                          10,000.00     4,200.00

STEP 3. Now we can determine how much of the purchase
        payment is being withdrawn (PPW) as follows:
  PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)
  XSF = amount by which 10% of the prior anniversary's
        contract value exceeds earnings                            0.00     4,200.00
  ACV = amount withdrawn in excess of earnings                50,000.00    40,000.00
  CV  = total contract value just prior to current
        withdrawal                                            60,000.00    40,000.00
  TFA = from Step 2                                           10,000.00     4,200.00
PPNPW =  purchase payment not previously withdrawn            50,000.00    50,000.00

STEP 4. We then calculate the withdrawal charge as:
PPW:                                                          50,000.00    50,000.00
less XSF:                                                         (0.00)   (4,200.00)
                                                             ----------   ----------
amount of PPW subject to a withdrawal charge:                 50,000.00    45,800.00
multiplied by the withdrawal charge rate:                          x6.0%        x6.0%
                                                             ----------   ----------
withdrawal charge:                                             3,000.00     2,748.00

STEP 5. The value you will receive as a result of your
        full withdrawal is determined as:
Contract Value withdrawn:                                     60,000.00    40,000.00
WITHDRAWAL CHARGE:                                            (3,000.00)   (2,748.00)
Contract charge (assessed upon full withdrawal):                 (40.00)      (40.00)
                                                             ----------   ----------
NET FULL WITHDRAWAL PROCEEDS:                                $56,960.00   $37,212.00


86 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o    We receive a single $50,000 purchase payment on May 1, 2006; and

o    the contract anniversary date is May 1 each year; and

o you request a partial withdrawal of $15,000 on Nov. 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o    you have made no withdrawals prior to Nov. 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                              CONTRACT     CONTRACT
                                                              WITH GAIN    WITH LOSS
                                                             ----------   ----------
Contract Value at time of partial withdrawal:                $60,000.00   $40,000.00
Contract Value on prior anniversary:                          58,000.00    42,000.00

STEP 1. First, we determine the amount of earnings
        available in the contract at the time of
        withdrawal as:
Current Contract Value:                                       60,000.00    40,000.00
less purchase payment still in the contract:                  50,000.00    50,000.00
                                                             ----------   ----------
Earnings in the contact (but not less than zero):             10,000.00         0.00

STEP 2. Next, we determine the TFA available in the
        contract as the greatest of the following values:
Earnings in the contract:                                     10,000.00         0.00
10% of the prior anniversary's Contract Value:                 5,800.00     4,200.00
                                                             ----------   ----------
TFA:                                                          10,000.00     4,200.00

STEP 3. Now we can determine how much of the purchase
        payment and purchase payment credit is being
        withdrawn (PPW) as:
PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)
XSF = amount by which 10% of the prior anniversary's
      contract value exceeds earnings                              0.00     4,200.00
ACV = amount withdrawn in excess of earnings                   5,319.15    15,897.93
CV = total contract value just prior to current withdrawal    60,000.00    40,000.00
TFA = from Step 2                                             10,000.00     4,200.00
PPNPW =  purchase payment not previously withdrawn            50,000.00    50,000.00

STEP 4. We then calculate the withdrawal charge as:
PPW:                                                           5,319.15    19,165.51
less XSF:                                                         (0.00)   (4,200.00)
                                                             ----------   ----------
amount of PPW subject to a withdrawal charge:                  5,319.15    14,965.51
multiplied by the withdrawal charge rate:                          x6.0%        x6.0%
                                                             ----------   ----------
withdrawal charge:                                               319.15       897.93

STEP 5. The value you will receive as a result of your
        full withdrawal is determined as:
Contract Value withdrawn:                                     15,319.15    15,897.93
WITHDRAWAL CHARGE:                                              (319.15)     (897.93)
                                                             ----------   ----------
NET FULL WITHDRAWAL PROCEEDS:                                $15,000.00   $15,000.00


87 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $20,000 on July 1, 2006. You select contract Option L; and

o    on May 1, 2007 you make an additional purchase payment of $5,000; and

o on Oct. 1, 2007 the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and

o    on Oct. 1, 2008 the contract value grows to $23,000.

     WE CALCULATE THE ROP DEATH BENEFIT ON OCT. 1, 2008 AS FOLLOWS:

1. Contract value at death:                                $23,000.00
                                                           ==========
2. Purchase payments minus adjusted partial withdrawals:
   Total purchase payments:                                $25,000.00

   minus adjusted partial withdrawals calculated as:
   $1,500 x $25,000
   ---------------- =                                       -1,704.55
        $22,000                                            ----------
   for a death benefit of:                                 $23,295.45
                                                           ==========
ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE
   TWO VALUES:                                             $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2006. You select contract Option L; and

o on May 1, 2007 (the first contract anniversary) the contract value grows to $26,000; and

o on July 1, 2007 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

     WE CALCULATE THE MAV DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:

1. CONTRACT VALUE AT DEATH:                                $20,500.00
                                                           ==========
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
   Total purchase payments:                                $25,000.00
   minus adjusted partial withdrawals, calculated as:
   $1,500 x $25,000
   ---------------- =                                       -1,704.55
        $22,000                                            ----------
   for a death benefit of:                                 $23,295.45
                                                           ==========
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
   Greatest of your contract anniversary values:           $26,000.00
   plus purchase payments made since the prior
   anniversary:                                                 +0.00
   minus the death benefit adjusted partial withdrawals,
   calculated as:
   $1,500 x $26,000
   ---------------- =                                       -1,772.73
        $22,000                                            ----------
   for a death benefit of:                                 $24,227.27
                                                           ==========
THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF
THESE THREE VALUES, WHICH IS THE MAV:                      $24,227.27


88 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2006 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on May 1, 2007 (the first contract anniversary), the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on July 1, 2007, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS FOLLOWS:

1. CONTRACT VALUE AT DEATH:                                $ 22,800.00
                                                           ===========
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
   Total purchase payments:                                $ 25,000.00
   minus adjusted partial withdrawals, calculated as:
   $1,500 x $25,000
   ---------------- =                                        -1,543.21
        $24,300                                            -----------
   for a death benefit of:                                 $ 23,456.79
                                                           ===========
3. THE 5% VARIABLE ACCOUNT FLOOR:
   The variable account floor on May 1, 2007,
   calculated as: 1.05 x $20,000 =                         $ 21,000.00
   plus amounts allocated to the subaccounts since that
      anniversary:                                               +0.00
   minus the 5% variable account floor adjusted partial
   withdrawal from the subaccounts, calculated as:
   $1,500 x $21,000
   ---------------- =                                       -$1,657.89
        $19,000                                            -----------
   variable account floor benefit:                         $ 19,342.11
   plus the GPA value:                                       +5,300.00
   5% variable account floor (value of the GPAs,
   one-year fixed account and the variable account
   floor):                                                 $ 24,642.11
                                                           ===========
THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE
GREATEST OF THESE THREE VALUES, WHICH IS THE 5% VARIABLE
ACCOUNT FLOOR:                                             $ 24,642.11


89 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2006 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on May 1, 2007 (the first contract anniversary), the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200; and

o on July 1, 2007, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON JULY 1, 2007, WHICH IS THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:

1. CONTRACT VALUE AT DEATH:                                             $22,800.00
                                                                        ==========
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
   Total purchase payments:                                             $25,000.00
   minus adjusted partial withdrawals, calculated as:
   $1,500 x $25,000
   ----------------  =                                                   -1,543.21
        $24,300                                                         ----------
   for a ROP Death Benefit of:                                          $23,456.79
                                                                        ==========
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
   The MAV on the immediately preceding anniversary:                    $25,000.00
   plus purchase payments made since that anniversary:                       +0.00
   minus adjusted partial withdrawals made since that
   anniversary, calculated as:
   $1,500 x $25,000
   ----------------  =                                                   -1,543.21
        $24,300                                                         ----------
   for a MAV Death Benefit of:                                          $23,456.79
                                                                        ==========
4. THE 5% VARIABLE ACCOUNT FLOOR:
   The variable account floor on May 1, 2007,
   calculated as: 1.05 x $20,000 =                                      $21,000.00

   plus amounts allocated to the subaccounts since that anniversary:         +0.00
   minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
   $1,500 x $21,000
   ----------------  =                                                  -$1,657.89
        $19,000                                                         ----------
   variable account floor benefit:                                      $19,342.11
   plus the GPA value:                                                   +5,300.00
   5% variable account floor (value of the GPAs and the variable
      account floor):                                                   $24,642.11
                                                                        ==========
EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5%
   VARIABLE ACCOUNT FLOOR:                                                           $24,642.11


90 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

o You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o you do not exercise the elective step up option available under the rider; and

o    you do not change model portfolios.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.



                                                    HYPOTHETICAL   HYPOTHETICAL
CONTRACT                            MCAV ADJUSTED      ASSUMED        ASSUMED
DURATION   PURCHASE     PARTIAL        PARTIAL        NET RATE       CONTRACT
IN YEARS   PAYMENTS   WITHDRAWALS     WITHDRAWAL      OF RETURN        VALUE        MCAV


At Issue   $125,000      $N/A            $N/A            N/A         $125,000     $125,000
 1                0         0               0           12.0%         140,000      125,000
 2                0         0               0           15.0%         161,000      128,800(2)
 3                0         0               0            3.0%         165,830      132,664(2)
 4                0         0               0           -8.0%         152,564      132,664
 5                0     2,000           2,046          -15.0%         127,679      130,618
 6                0         0               0           20.0%         153,215      130,618
 7                0         0               0           15.0%         176,197      140,958(2)
 8                0     5,000           4,444          -10.0%         153,577      136,513
 9                0         0               0          -20.0%         122,862      136,513
10(1)             0         0               0          -12.0%         108,118      136,513

(1)  The APB benefit date.

(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


91 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

o You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

o    you do not change model portfolios.


Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.



               YEARS                                  MCAV      HYPOTHETICAL   HYPOTHETICAL
CONTRACT   REMAINING IN                             ADJUSTED       ASSUMED        ASSUMED
DURATION    THE WAITING   PURCHASE     PARTIAL      PARTIAL       NET RATE       CONTRACT
IN YEARS      PERIOD      PAYMENTS   WITHDRAWALS   WITHDRAWAL     OF RETURN        VALUE         MCAV


At Issue       10         $125,000     $  N/A       $   N/A          N/A         $125,000     $125,000
 1             10(2)             0          0             0         12.0%         140,000      140,000(3)
 2             10(2)             0          0             0         15.0%         161,000      161,000(3)
 3             10(2)             0          0             0          3.0%         165,830      165,830(3)
 4              9                0          0             0         -8.0%         152,564      165,830
 5              8                0      2,000         2,558        -15.0%         127,679      163,272
 6              7                0          0             0         20.0%         153,215      163,272
 7             10(2)             0          0             0         15.0%         176,197      176,197(3)
 8              9                0      5,000         5,556        -10.0%         153,577      170,642
 9              8                0          0             0        -20.0%         122,862      170,642
10              7                0          0             0        -12.0%         108,118      170,642
11              6                0          0             0          3.0%         111,362      170,642
12              5                0          0             0          4.0%         115,817      170,642
13              4                0      7,500        10,524          5.0%         114,107      160,117
14              3                0          0             0          6.0%         120,954      160,117
15              2                0          0             0         -5.0%         114,906      160,117
16              1                0          0             0        -11.0%         102,266      160,117
17(1)           0                0          0             0         -3.0%          99,198      160,117

(1)  The APB benefit date.

(2)  The waiting period restarts when the elective step up is exercised.

(3) These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


92 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- SECURESOURCE(SM) RIDERS

EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o    You are the sole owner and also the annuitant. You are age 60.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

                                                                                                   LIFETIME
                                    HYPOTHETICAL                                                  WITHDRAWAL
CONTRACT                               ASSUMED              BASIC WITHDRAWAL BENEFIT                BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     -----------------------------------------   -----------------
IN YEARS   PAYMENTS   WITHDRAWALS       VALUE         GBA          RBA         GBP      RBP      ALP        RALP
At Issue   $100,000     $   N/A       $100,000     $100,000     $100,000     $7,000   $7,000   $  N/A     $  N/A
0.5               0       5,000         92,000      100,000       95,000      7,000    2,000      N/A        N/A
1                 0           0         90,000       90,000(1)    90,000(1)   6,300    6,300      N/A        N/A
2                 0           0         81,000       90,000       90,000      6,300    6,300      N/A        N/A
5                 0           0         75,000       90,000       90,000      6,300    6,300    5,400(2)   5,400(2)
5.5               0       5,400         70,000       90,000       84,600      6,300      900    5,400          0
6                 0           0         69,000       90,000       84,600      6,300    6,300    5,400      5,400
6.5               0       6,300         62,000       90,000       78,300      6,300        0    3,720(3)       0
7                 0           0         64,000       90,000       78,300      6,300    6,300    3,840      3,840
7.5               0      10,000         51,000       51,000(4)    51,000(4)   3,570        0    3,060(4)       0
8                 0           0         55,000       55,000       55,000      3,850    3,850    3,300      3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(2) The ALP and RALP are established on the contract anniversary date following the date the Covered Person reaches age 65 as 6% of the RBA.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


93 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o    You are the sole owner and also the annuitant. You are age 65.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.

                                                                                                     LIFETIME
                                    HYPOTHETICAL                                                    WITHDRAWAL
CONTRACT                               ASSUMED         BASIC WITHDRAWAL BENEFIT                      BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     ------------------------------------------   -----------------
IN YEARS   PAYMENTS   WITHDRAWALS       VALUE         GBA          RBA        GBP      RBP        ALP       RALP

At Issue   $100,000     $   N/A       $100,000     $100,000     $100,000    $7,000   $7,000     $6,000     $6,000

1                 0           0        105,000      105,000      105,000     7,350    7,000(1)   6,300      6,000(1)
2                 0           0        110,000      110,000      110,000     7,700    7,000(1)   6,600      6,000(1)
3                 0           0        110,000      110,000      110,000     7,700    7,700(2)   6,600      6,600(2)
3.5               0       6,600        110,000      110,000      103,400     7,700    1,100      6,600          0
4                 0           0        115,000      115,000      115,000     8,050    8,050      6,900      6,900
4.5               0       8,050        116,000      115,000      106,950     8,050        0      6,900(3)       0
5                 0           0        120,000      120,000      120,000     8,400    8,400      7,200      7,200
5.5               0      10,000        122,000      120,000(4)   110,000(4)  8,400        0      7,200(4)       0
6                 0           0        125,000      125,000      125,000     8,750    8,750      7,500      7,500
6.5               0           0        110,000      125,000      125,000     8,750    8,750      6,600(5)   6,600(5)
7                 0           0        105,000      125,000      125,000     8,750    8,750      6,600      6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess.
     Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


94 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o    You are age 59 and your spouse is age 60.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

o Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                                                                                    LIFETIME
                                    HYPOTHETICAL                                                   WITHDRAWAL
CONTRACT                               ASSUMED              BASIC WITHDRAWAL BENEFIT                BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     -----------------------------------------   ---------------
IN YEARS   PAYMENTS   WITHDRAWALS       VALUE         GBA          RBA         GBP      RBP     ALP       RALP
At Issue   $100,000     $   N/A       $100,000     $100,000     $100,000     $7,000   $7,000   $  N/A     $  N/A
0.5               0       5,000         92,000      100,000       95,000      7,000    2,000      N/A        N/A
1                 0           0         90,000       90,000(1)    90,000(1)   6,300    6,300      N/A        N/A
2                 0           0         81,000       90,000       90,000      6,300    6,300      N/A        N/A
6                 0           0         75,000       90,000       90,000      6,300    6,300    5,400(2)   5,400(2)
6.5               0       5,400         70,000       90,000       84,600      6,300      900    5,400          0
7                 0           0         69,000       90,000       84,600      6,300    6,300    5,400      5,400
7.5               0       6,300         62,000       90,000       78,300      6,300        0    3,720(3)       0
8                 0           0         64,000       90,000       78,300      6,300    6,300    3,840      3,840
8.5               0      10,000         51,000       51,000(4)    51,000(4)   3,570        0    3,060(4)       0
9                 0           0         55,000       55,000       55,000      3,850    3,850    3,300      3,300
9.5               0           0         54,000       55,000       55,000      3,850    3,850    3,300      3,300
10                0           0         52,000       55,000       55,000      3,850    3,850    3,300      3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.

(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


95 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract

o    You are age 71 and your spouse is age 70.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                                                                                      LIFETIME
                                    HYPOTHETICAL                                                     WITHDRAWAL
                                       ASSUMED              BASIC WITHDRAWAL BENEFIT                  BENEFIT
CONTRACT   PURCHASE     PARTIAL       CONTRACT     -----------------------------------------     -----------------
DURATION   PAYMENTS   WITHDRAWALS       VALUE         GBA          RBA         GBP      RBP        ALP       RALP

At Issue   $100,000     $   N/A       $100,000     $100,000     $100,000     $7,000   $7,000     $6,000     $6,000

1                 0           0        105,000      105,000      105,000      7,350    7,000(1)   6,300      6,000(1)
2                 0           0        110,000      110,000      110,000      7,700    7,000(1)   6,600      6,000(1)
3                 0           0        110,000      110,000      110,000      7,700    7,700(2)   6,600      6,600(2)
3.5               0       6,600        110,000      110,000      103,400      7,700    1,100      6,600          0
4                 0           0        115,000      115,000      115,000      8,050    8,050      6,900      6,900
4.5               0       8,050        116,000      115,000      106,950      8,050        0      6,900(3)       0
5                 0           0        120,000      120,000      120,000      8,400    8,400      7,200      7,200
5.5               0      10,000        122,000      120,000(4)   110,000(4)   8,400        0      7,200(4)       0
6                 0           0        125,000      125,000      125,000      8,750    8,750      7,500      7,500
6.5               0           0        110,000      125,000      125,000      8,750    8,750      7,500      7,500
7                 0           0        105,000      125,000      125,000      8,750    8,750      7,500      7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess.
     Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


96 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: SECURESOURCE(SM) RIDERS -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.


For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

     o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

     o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

     o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

     o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

     o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

     o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

     o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

     o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

     o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

     o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)  determined by us each calendar year;


(2) based solely on the value of the contract to which the SecureSource(SM) rider is attached as of the date we make the determination;

(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:


          1.   an individual retirement annuity (Section 408(b));

          2.   a Roth individual retirement account (Section 408A);

          3.   a Simplified Employee Pension plan (Section 408(k));

          4.   a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


97 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2006 and you and the annuitant are under age 70; and

o    you select contract Option L with the MAV Death Benefit.

On Nov. 1, 2006 the contract value grows to $105,000. The MAV Death
Benefit on Nov. 1, 2006 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(SM)
does not provide any additional benefit at this time.
On May 1, 2007 the contract value grows to $110,000. The death benefit on May 1, 2007 equals:
   MAV death benefit (contract value):                                  $110,000
                                                                        --------
   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death
   (MAV death benefit minus payments not previously withdrawn):
   0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                        --------
Total death benefit of:                                                 $114,000
On May 1, 2008 the contract value falls to $105,000. The death benefit on May 1, 2008 equals:
   MAV death benefit (MAV):                                             $110,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
   0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                        --------
Total death benefit of:                                                 $114,000
On June 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7%
withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7%
withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
$2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
(remember that $5,000 of the partial withdrawal is contract earnings).
The death benefit on June 1, 2008 equals:
   MAV Death Benefit (MAV adjusted for partial withdrawals):            $ 57,619
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
   0.40 x ($57,619 - $55,000) =                                           +1,048
                                                                        --------
Total death benefit of:                                                 $ 58,667
On May 1, 2009 the contract value falls to $40,000. The death benefit on May 1, 2009 equals the death benefit on Feb. 1, 2008. The reduction in contract value has no effect.
On May 1, 2015 the contract value grows to a new high of $200,000.
Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.
The death benefit on May 1, 2015 equals:
   MAV Death Benefit (contract value):                                  $200,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
   previously withdrawn that are one or more years old)                  +55,000
                                                                        --------
Total death benefit of:                                                 $255,000


98 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

On Nov. 1, 2015 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit
Protector(SM) value. The death benefit on Nov. 1, 2015 equals:

   MAV Death Benefit (contract value):                                  $250,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
   withdrawn that are one or more years old)                             +55,000
                                                                        --------
Total death benefit of:                                                 $305,000
On Nov. 1, 2015 the contract value remains $250,000 and the "new"
purchase payment is one year old and the value of the Benefit
Protector changes. The death benefit on Nov. 1, 2015 equals:
   MAV Death Benefit (contract value):                                  $250,000
   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously
      withdrawn):
   0.40 x ($250,000 - $105,000) =                                        +58,000
                                                                        --------
Total death benefit on Nov. 1, 2016 of:                                 $308,000


99 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2006 and you and the annuitant are under age 70; and

o    you select contract Option L with the MAV Death Benefit.

On Nov. 1, 2006 the contract value grows to $105,000. The MAV Death Benefit on Nov. 1, 2006 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

On May 1, 2007 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM)
Plus does not provide any benefit beyond what is provided by the
Benefit Protector(SM) at this time. The death benefit on May 1, 2007 equals:
   MAV Death Benefit (contract value):                                  $110,000
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
   (MAV Death Benefit minus payments not previously withdrawn):
   0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                        --------
Total death benefit of:                                                 $114,000
On May 1, 2008 the contract value falls to $105,000. The death benefit on May 1, 2008 equals:
   MAV Death Benefit (MAV):                                             $110,000
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
   0.40 x ($110,000 - $100,000) =                                         +4,000
   plus 10% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.10 x $100,000 =                       +10,000
                                                                        --------
Total death benefit of:                                                 $124,000

On June 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7%
withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior
anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw
$39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 -
$45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2008 equals:
   MAV Death Benefit (MAV adjusted for partial withdrawals):            $ 57,619
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
   0.40 x ($57,619 - $55,000) =                                           +1,048
   plus 10% of purchase payments made within 60 days of contract
      issue and not previously withdrawn: 0.10 x $55,000 =                +5,500
                                                                        --------
Total death benefit of:                                                 $ 64,167

On May 1, 2009 the contract value falls to $40,000. The death benefit on May 1, 2009 equals the death benefit on June 1, 2008. The reduction in contract value has no effect.


100 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

On May 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on May 1, 2015 equals:

   MAV Death Benefit (contract value):                                  $200,000
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
      not previously withdrawn that are one or more years old            +55,000
   plus 20% of purchase payments made within 60 days of contract
      issue and not previously withdrawn: 0.20 x $55,000 =               +11,000
                                                                        --------
Total death benefit of:                                                 $266,000
On Nov. 1, 2015 you make an additional purchase payment of $50,000.
Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit
Protector(SM) Plus value. The death benefit on Nov. 1, 2015 equals:
   MAV Death Benefit (contract value):                                  $250,000
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
      not previously withdrawn that are one or more years old            +55,000
   plus 20% of purchase payments made within 60 days of contract
      issue and not previously withdrawn: 0.20 x $55,000 =               +11,000
                                                                        --------
Total death benefit of:                                                 $316,000
On Nov. 1, 2016 the contract value remains $250,000 and the "new"
purchase payment is one year old. The value of the Benefit
Protector(SM) Plus remains constant. The death benefit on Nov. 1,
2016 equals:
   MAV Death Benefit (contract value):                                  $250,000
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
   (MAV Death Benefit minus payments not previously withdrawn):
   0.40 x ($250,000 - $105,000) =                                        +58,000
   plus 20% of purchase payments made within 60 days of contract
      issue and not previously withdrawn: 0.20 x $55,000 =               +11,000
                                                                        --------
Total death benefit on Nov. 1, 2016 of:                                 $319,000


101 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED
BEFORE MAY 1, 2006

ASSET ALLOCATION PROGRAM

For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts and/or any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

o reallocate your current model portfolio to an updated version of your current model portfolio; or

o    substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


102 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The Guarantor Withdrawal Benefit for Life(SM) rider is an optional benefit that you may select for an additional annual charge if(1):

o    you purchase your contract on or after May 1, 2006;

o    the rider is available in your state; and

o you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life(SM) rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life(SM) rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The Guarantor Withdrawal Benefit for Life(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you may take the following partial withdrawal amounts each contract year:

o After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

o During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

o During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.


103 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life(SM) rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

     (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see "At Death" heading below). Therefore, it is possible for the lifetime withdrawal benefit to end while the person(s) relying on the lifetime withdrawal benefit is/are still alive. This possibility may present itself when:

          (i) THERE ARE MULTIPLE CONTRACT OWNERS -- when one of the contract owners dies the benefit terminates even though other contract owners are still living; or

          (ii) THE OWNER AND THE ANNUITANT ARE NOT THE SAME PERSONS -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

     (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

     (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

     (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(SM) rider will terminate.

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(SM) rider, you may not elect the Accumulation Protector Benefit(SM) rider.


104 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

o NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life(SM) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the Amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any Amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

     For owners subject to RMD rules under Section 401(a)(9), our current administrative practice is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under the terms of the rider, subject to the following rules:

     (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

          o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

          o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

          o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

          o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(SM) rider.

     (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

          o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

          o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

          o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

          o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(SM) rider.

     (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

          o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

          o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.


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     The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA)
     is:

     (1)  determined by us each calendar year;

     (2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit for Life(SM) rider is attached as of the date we make the determination; and

     (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

          1.   an individual retirement annuity (Section 408(b));

          2.   a Roth individual retirement account (Section 408A);

          3.   a Simplified Employee Pension plan (Section 408(k));

          4.   a tax-sheltered annuity rollover (Section 403(b)).

     We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.

     In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

     In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(SM) rider may be of limited value to you.

For an example, see "Examples of Guarantor Withdrawal Benefit for Life(SM)" below.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ARE DESCRIBED BELOW:

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBA that is associated with that RBA will also be set to zero.

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a) LESS THAN OR EQUAL TO THE TOTAL RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

     (b) IS GREATER THAN THE TOTAL RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


106 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.


THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment.


o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).


o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a) LESS THAN OR EQUAL TO THE TOTAL RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

     (b) IS GREATER THAN THE TOTAL RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.


107 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    AT CONTRACT ISSUE -- the GBP is established as 7% of the GBA value.

o AT EACH CONTRACT ANNIVERSARY -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBP associated with that RBA will also be reset to zero.

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a)  LESS THAN OR EQUAL TO THE TOTAL RBP -- the GBP remains unchanged.

     (b) IS GREATER THAN THE TOTAL RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWAL -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBP equal to that payment's GBP.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o AT SPOUSAL CONTINUATION -- (see "Spousal Option to Continue the Contract" heading below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the RBP associated with that RBA will also be reset to zero.

o WHEN YOU MAKE ANY PARTIAL WITHDRAWAL -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.


108 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o THE LATER OF THE CONTRACT EFFECTIVE DATE OR THE CONTRACT ANNIVERSARY DATE FOLLOWING THE DATE THE COVERED PERSON REACHES AGE 65 -- the ALP is established as 6% of the total RBA.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o AT CONTRACT OWNERSHIP CHANGE -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a)  LESS THAN OR EQUAL TO THE RALP -- the ALP remains unchanged.

     (b) IS GREATER THAN THE RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o THE LATER OF THE CONTRACT EFFECTIVE DATE OR THE CONTRACT ANNIVERSARY DATE FOLLOWING THE DATE THE COVERED PERSON REACHES AGE 65, AND:

     (a) DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is established equal to 6% of purchase payments.

     (b)  AT ANY OTHER TIME -- the RALP is established equal to the ALP.

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o    AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RALP is set equal to
     ALP.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE ANY PARTIAL WITHDRAWAL -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


109 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

o If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o    The total RBP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o    The RALP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

     (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(SM) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o    The GBA, RBA, and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but not less than zero.

110 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET
     REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

o If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

     (a)  receive the remaining schedule of GBPs until the RBA equals zero; or

     (b) wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

     (a)  the remaining schedule of GBPs until the RBA equals zero; or

     (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o    We will no longer accept additional purchase payments;

o    You will no longer be charged for the rider;

o    Any attached death benefit riders will terminate; and

o The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


111 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The Guarantor Withdrawal Benefit for Life(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").


112 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The Guarantor Withdrawal Benefit for Life(SM) rider cannot be terminated either by you or us except as follows:

1.   Annuity payouts under an annuity payout plan will terminate the rider.

2.   Termination of the contract for any reason will terminate the rider.

EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM)

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000.

o    You are the sole owner and also the annuitant. You are age 60.

o    You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



                                    HYPOTHETICAL                                                     LIFETIME
CONTRACT                               ASSUMED              BASIC WITHDRAWAL BENEFIT           WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     -----------------------------------------   ------------------
IN YEARS   PAYMENTS   WITHDRAWALS       VALUE         GBA          RBA         GBP      RBP      ALP        RALP


At Issue   $100,000     $   N/A       $100,000     $100,000     $100,000     $7,000   $7,000   $  N/A     $  N/A
0.5               0       7,000         92,000      100,000       93,000      7,000        0      N/A        N/A
1                 0           0         91,000      100,000       93,000      7,000    7,000      N/A        N/A
1.5               0       7,000         83,000      100,000       86,000      7,000        0      N/A        N/A
2                 0           0         81,000      100,000       86,000      7,000    7,000      N/A        N/A
5                 0           0         75,000      100,000       86,000      7,000    7,000    5,160(1)   5,160(1)
5.5               0       5,160         70,000      100,000       80,840      7,000    1,840    5,160          0
6                 0           0         69,000      100,000       80,840      7,000    7,000    5,160      5,160
6.5               0       7,000         62,000      100,000       73,840      7,000        0    3,720(2)       0
7                 0           0         70,000      100,000       73,840      7,000    7,000    4,200      4,200
7.5               0      10,000         51,000       51,000(3)    51,000(3)   3,570        0    3,060(3)       0
8                 0           0         55,000       55,000       55,000      3,850    3,850    3,300      3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.

(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


113 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


o    You purchase the contract with a payment of $100,000.

o    You are the sole owner and also the annuitant. You are age 65.

o    You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



                                    HYPOTHETICAL                                                       LIFETIME
CONTRACT                               ASSUMED              BASIC WITHDRAWAL BENEFIT             WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     -----------------------------------------     ------------------
IN YEARS   PAYMENTS   WITHDRAWALS       VALUE         GBA          RBA         GBP      RBP        ALP        RALP


At Issue   $100,000      $  N/A       $100,000     $100,000     $100,000     $7,000   $7,000     $6,000     $6,000
1                 0           0        105,000      105,000      105,000      7,350    7,000(1)   6,300      6,000(1)
2                 0           0        110,000      110,000      110,000      7,700    7,000(1)   6,600      6,000(1)
3                 0           0        110,000      110,000      110,000      7,700    7,700(2)   6,600      6,600(2)
3.5               0       6,600        110,000      110,000      103,400      7,700    1,100      6,600          0
4                 0           0        115,000      115,000      115,000      8,050    8,050      6,900      6,900
4.5               0       8,050        116,000      115,000      106,950      8,050        0      6,900(3)       0
5                 0           0        120,000      120,000      120,000      8,400    8,400      7,200      7,200
5.5               0      10,000        122,000      120,000(4)   110,000(4)   8,400        0      7,200(4)       0
6                 0           0        125,000      125,000      125,000      8,750    8,750      7,500      7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess.
     Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
     The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


114 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

We have offered two versions of the Guarantor(SM) Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor(SM) Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.

The Guarantor(SM) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

RIDER A

o you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource(SM) rider and/or the Guarantor Withdrawal Benefit for Life(SM) rider are/were not available;

o you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)

o    you purchased your contract prior to April 29, 2005;

o    the rider was available in your state; and

o you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor(SM) Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider.

If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o    the guaranteed benefit amount will be adjusted as described below; and

o    the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


115 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor(SM) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see Appendix J:
     Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.

o    RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT:
     If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit(SM) rider.

o NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

     For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and enhanced riders is to allow amounts you withdraw to satisfy these rules without applying prompt excess withdrawal processing under the terms of the rider, subject to the following rules:

(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(SM) Withdrawal Benefit rider.


116 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)  determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

     1.   an individual retirement annuity (Section 408(b));

     2.   a Roth individual retirement account (Section 408A);

     3.   a Simplified Employee Pension plan (Section 408(k));

     4.   a tax-sheltered annuity rollover (Section 403(b)).

We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(SM) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not subject to excess withdrawal processing.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

o AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     (a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- THE GBA REMAINS UNCHANGED. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

     (b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

     (c) UNDER THE ORIGINAL RIDER IN A CONTRACT YEAR AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


117 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

o AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     (a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     (b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     (c) UNDER THE ORIGINAL RIDER AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.


118 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

o if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

o The effective date of the elective step up is the valuation date we receive your written request to step up.

o The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

o    The effective date of the elective step up is the contract anniversary.

o The RBA will be increased to an amount equal to the contract anniversary value.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.


119 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ANNUAL STEP UP IS SUBJECT TO THE FOLLOWING RULES:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o    The RBP will be reset as follows:

     (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.


120 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o    you will be paid according to the annuity payout option described above;

o    we will no longer accept additional purchase payments;

o    you will no longer be charged for the rider;

o    any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER
B)
ASSUMPTION:

o    You purchase the contract with a payment of $100,000 on May 1, 2007.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:       $100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
   0.07 x $100,000 =                                                    $ 7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:        $100,000
On May 1, 2008 the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:                             $110,000
The GBA equals 100% of your contract value:                             $110,000
The GBP equals 7% of your stepped-up GBA:
   0.07 x $110,000 =                                                    $ 7,700
On Nov. 1, 2010 you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
   $110,000 - $7,700 =                                                  $102,300
The GBA equals the GBA immediately prior to the partial withdrawal:     $110,000
The GBP equals 7% of your GBA:
   0.07 x $110,000 =                                                    $  7,700
On May 1, 2011 you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
   $102,300 + $50,000 =                                                 $152,300
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
   $110,000 + $50,000 =                                                 $160,000


121 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
   $7,700 + $3,500 =                                                    $ 11,200
On May 1, 2012 your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:                             $200,000
The GBA equals 100% of your contract value:                             $200,000
The GBP equals 7% of your stepped-up GBA:
   0.07 x $200,000 =                                                    $ 14,000
On Nov. 1, 2013 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of
$14,000 so your RBA gets reset to the lesser of:
   (1) your contract value immediately following the partial
       withdrawal;
       $230,000 - $20,000 =                                             $210,000
   OR
   (2) your prior RBA less the amount of the partial withdrawal.
       $200,000 - $20,000 =                                             $180,000
Reset RBA = lesser of (1) or (2) =                                      $180,000
The GBA gets reset to the lesser of:
   (1)  your prior GBA                                                  $200,000
   OR
   (2) your contract value immediately following the partial
       withdrawal;
       $230,000 - $20,000 =                                             $210,000
Reset GBA = lesser of (1) or (2) =                                      $200,000
The Reset GBP is equal to 7% of your Reset GBA:
   0.07 x $200,000 =                                                    $ 14,000
On Nov. 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your
   GBP of $14,000 so your RBA gets reset to the lesser of:
   (1) your contract value immediately following the partial
       withdrawal;
       $175,000 - $25,000 =                                             $150,000
   OR
   (2) your prior RBA less the amount of the partial withdrawal.
       $180,000 - $25,000 =                                             $155,000
Reset RBA = lesser of (1) or (2) =                                      $150,000
The GBA gets reset to the lesser of:
   (1) your prior GBA;                                                  $200,000
   OR
   (2) your contract value immediately following the partial
       withdrawal;
       $175,000 - $25,000 =                                             $150,000
Reset GBA = lesser of (1) or (2) =                                      $150,000
The Reset GBP is equal to 7% of your Reset GBA:
   0.07 x $150,000 =                                                    $ 10,500


122 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L: INCOME ASSURER BENEFIT(SM) RIDERS

INCOME ASSURER BENEFIT(SM) RIDERS

The following three optional Income Assurer Benefit(SM) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.

o    Income Assurer Benefit(SM) - MAV;

o    Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o    Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)  is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


123 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the waiting period;

o    the annuitant on the retirement date must be between 50 to 86 years old;
     and

o you can only take an annuity payment in one of the following annuity payout plans:

Plan A -- Life Annuity - No Refund;
Plan B -- Life Annuity with Ten or Twenty Years Certain;
Plan D -- Joint and Last Survivor Life Annuity - No Refund;
          Joint and Last Survivor Life Annuity with Twenty Years Certain; or Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

o If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

o If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

P(t-1) (1 + i)
-------------- = P(t)
     1.05

     P(t-1) = prior annuity payout
     P(t)   = current annuity payout
     i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.


124 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.   contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.   contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.   contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.


125 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from
     (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.   the contract value;

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3.   the MAV (described above); or

4.   the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.   the MAV, less market value adjusted excluded payments (described above);
     or

4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).


126 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES OF THE INCOME ASSURER BENEFIT(SM) RIDERS

The purpose of these following examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000 on June 1, 2006; and

o you invest all contract value in the subaccounts (protected investment options); and

o you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

o    the annuitant is male and age 55 at contract issue; and

o    the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

               ASSUMED                  MAXIMUM           GUARANTEED
 CONTRACT     CONTRACT   PURCHASE     ANNIVERSARY           INCOME
ANNIVERSARY     VALUE    PAYMENTS   VALUE (MAV)(1)   BENEFIT BASE - MAV(2)
--------------------------------------------------------------------------
     1        $108,000   $100,000      $108,000             $108,000
     2         125,000       none       125,000              125,000
     3         132,000       none       132,000              132,000
     4         150,000       none       150,000              150,000
     5          85,000       none       150,000              150,000
     6         121,000       none       150,000              150,000
     7         139,000       none       150,000              150,000
     8         153,000       none       153,000              153,000
     9         140,000       none       153,000              153,000
    10         174,000       none       174,000              174,000
    11         141,000       none       174,000              174,000
    12         148,000       none       174,000              174,000
    13         208,000       none       208,000              208,000
    14         198,000       none       208,000              208,000
    15         203,000       none       208,000              208,000
--------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


127 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                                         IAB - MAV PROVISIONS
              ----------------------------------------------------------------------------------------------------------------------
  CONTRACT                         NEW TABLE(1)          OLD TABLE(1)                          NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY       ASSUMED      PLAN B - LIFE WITH    PLAN B - LIFE WITH      IAB - MAV     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE    10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------------
    10           $174,000           $  772.56             $  774.30          $174,000           $  772.56             $  774.30
    11            141,000              641.55                642.96           174,000              791.70                793.44
    12            148,000              691.16                692.64           174,000              812.58                814.32
    13            208,000              996.32                998.40           208,000              996.32                998.40
    14            198,000              974.16                976.14           208,000            1,023.36              1,025.44
    15            203,000            1,025.15              1,027.18           208,000            1,050.40              1,052.48
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                STANDARD PROVISIONS                                        IAB - MAV PROVISIONS
              ---------------------------------------------------------------------------------------------------------------------
                                                        OLD TABLE(1)
 CONTRACT                          NEW TABLE(1)        PLAN D - LAST                       NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY       ASSUMED          PLAN D - LAST         SURVIVOR        IAB - MAV        PLAN D - LAST           PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)    NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
-----------------------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88             $622.92         $174,000           $629.88                 $622.92
    11            141,000              521.70              516.06          174,000            643.80                  636.84
    12            148,000              559.44              553.52          174,000            657.72                  650.76
    13            208,000              807.04              796.64          208,000            807.04                  796.64
    14            198,000              786.06              778.14          208,000            825.76                  817.44
    15            203,000              826.21              818.09          208,000            846.56                  838.24
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


128 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                         GUARANTEED
                                                           INCOME
               ASSUMED                                 BENEFIT BASE -
  CONTRACT    CONTRACT   PURCHASE   5% ACCUMULATION   5% ACCUMULATION
ANNIVERSARY     VALUE    PAYMENTS   BENEFIT BASE(1)   BENEFIT BASE(2)
---------------------------------------------------------------------
      1       $108,000   $100,000       $105,000          $108,000
      2        125,000       none        110,250           125,000
      3        132,000       none        115,763           132,000
      4        150,000       none        121,551           150,000
      5         85,000       none        127,628           127,628
      6        121,000       none        134,010           134,010
      7        139,000       none        140,710           140,710
      8        153,000       none        147,746           153,000
      9        140,000       none        155,133           155,133
     10        174,000       none        162,889           174,000
     11        141,000       none        171,034           171,034
     12        148,000       none        179,586           179,586
     13        208,000       none        188,565           208,000
     14        198,000       none        197,993           198,000
     15        203,000       none        207,893           207,893
---------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed
     Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN


If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                                       IAB - 5% RF PROVISIONS
              ---------------------------------------------------------------------------------------------------------------------
  CONTRACT                         NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY       ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH    IAB - 5% RF    PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------------
     10          $174,000           $  772.56             $  774.30          $174,000          $  772.56             $  774.30
     11           141,000              641.55                642.96           171,034             778.20                779.91
     12           148,000              691.16                692.64           179,586             838.66                840.46
     13           208,000              996.32                998.40           208,000             996.32                998.40
     14           198,000              974.16                976.14           198,000             974.16                976.14
     15           203,000            1,025.15              1,027.18           207,893           1,049.86              1,051.94
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


129 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                            STANDARD PROVISIONS                           IAB - 5% RF PROVISIONS
              ---------------------------------------------------------------------------------------------
                                NEW TABLE(1)    OLD TABLE(1)                   NEW TABLE(1)    OLD TABLE(1)
  CONTRACT                     PLAN D - LAST   PLAN D - LAST                  PLAN D - LAST   PLAN D - LAST
ANNIVERSARY       ASSUMED       SURVIVOR NO     SURVIVOR NO     IAB - 5% RF    SURVIVOR NO     SURVIVOR NO
AT EXERCISE   CONTRACT VALUE     REFUND(2)       REFUND(2)     BENEFIT BASE     REFUND(2)       REFUND(2)
-----------------------------------------------------------------------------------------------------------
    10           $174,000         $629.88         $622.92        $174,000        $629.88         $622.92
    11            141,000          521.70          516.06         171,034         632.83          625.98
    12            148,000          559.44          553.52         179,586         678.83          671.65
    13            208,000          807.04          796.64         208,000         807.04          796.64
    14            198,000          786.06          778.14         198,000         786.06          778.14
    15            203,000          826.21          818.09         207,893         846.12          837.81
-----------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                       GUARANTEED
                                                                         INCOME
                                                                    BENEFIT BASE -
                                                                       GREATER OF
               ASSUMED                MAXIMUM                          MAV OR 5%
  CONTRACT    CONTRACT   PURCHASE   ANNIVERSARY   5% ACCUMULATION     ACCUMULATION
ANNIVERSARY     VALUE    PAYMENTS     VALUE(1)    BENEFIT BASE(1)   BENEFIT BASE(2)
-----------------------------------------------------------------------------------
      1       $108,000   $100,000     $108,000        $105,000          $108,000
      2        125,000       none      125,000         110,250           125,000
      3        132,000       none      132,000         115,763           132,000
      4        150,000       none      150,000         121,551           150,000
      5         85,000       none      150,000         127,628           150,000
      6        121,000       none      150,000         134,010           150,000
      7        139,000       none      150,000         140,710           150,000
      8        153,000       none      153,000         147,746           153,000
      9        140,000       none      153,000         155,133           155,133
     10        174,000       none      174,000         162,889           174,000
     11        141,000       none      174,000         171,034           174,000
     12        148,000       none      174,000         179,586           179,586
     13        208,000       none      208,000         188,565           208,000
     14        198,000       none      208,000         197,993           208,000
     15        203,000       none      208,000         207,893           208,000
-----------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)  The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
     Benefit Base is a calculated number, not an amount that can be withdrawn.
     The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
     Benefit Base does not create contract value or guarantee the performance of any investment option.


130 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                               STANDARD PROVISIONS                                      IAB - MAX PROVISIONS
              ----------------------------------------------------------------------------------------------------------------
  CONTRACT    ASSUMED        NEW TABLE(1)           OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY   CONTRACT    PLAN B - LIFE WITH     PLAN B - LIFE WITH     IAB - MAX    PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE    VALUE      10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
------------------------------------------------------------------------------------------------------------------------------
     10       $174,000         $  772.56             $  774.30          $174,000          $  772.56              $ 774.30
     11        141,000            641.55                642.96           174,000             791.70                793.44
     12        148,000            691.16                692.64           179,586             838.66                840.46
     13        208,000            996.32                998.40           208,000             996.32                998.40
     14        198,000            974.16                976.14           208,000           1,023.36              1,025.44
     15        203,000          1,025.15              1,027.18           208,000           1,050.40              1,052.48
------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                            STANDARD PROVISIONS                            IAB - MAX PROVISIONS
              ---------------------------------------------------------------------------------------------
                                NEW TABLE(1)    OLD TABLE(1)                   NEW TABLE(1)    OLD TABLE(1)
  CONTRACT                     PLAN D - LAST   PLAN D - LAST                  PLAN D - LAST   PLAN D - LAST
ANNIVERSARY       ASSUMED       SURVIVOR NO     SURVIVOR NO      IAB - MAX     SURVIVOR NO     SURVIVOR NO
AT EXERCISE   CONTRACT VALUE     REFUND(2)       REFUND(2)     BENEFIT BASE     REFUND(2)       REFUND(2)
-----------------------------------------------------------------------------------------------------------
    10           $174,000         $629.88         $622.92        $174,000        $629.88         $622.92
    11            141,000          521.70          516.06         174,000         643.80          636.84
    12            148,000          559.44          553.52         179,586         678.83          671.65
    13            208,000          807.04          796.64         208,000         807.04          796.64
    14            198,000          786.06          778.14         208,000         825.76          817.44
    15            203,000          826.21          818.09         208,000         846.56          838.24
-----------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


131 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2006.

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                            2006     2005    2004    2003    2002    2001   2000
-----------------------------------------------------------------------------------------------------------------------------------


AIM V.I. BASIC VALUE FUND, SERIES II SHARES (7/31/2002)
Accumulation unit value at beginning of period                               $  1.41  $  1.36  $ 1.24  $ 0.95  $ 1.00     --     --
Accumulation unit value at end of period                                     $  1.56  $  1.41  $ 1.36  $ 1.24  $ 0.95     --     --
Number of accumulation units outstanding at end of period (000 omitted)        2,791    3,249   1,479     220      70     --     --
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/30/2002)
Accumulation unit value at beginning of period                               $  1.52  $  1.42  $ 1.25  $ 0.94  $ 1.00     --     --
Accumulation unit value at end of period                                     $  1.74  $  1.52  $ 1.42  $ 1.25  $ 0.94     --     --
Number of accumulation units outstanding at end of period (000 omitted)          147      153     163      29      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                               $  1.14  $  1.08  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.24  $  1.14  $ 1.08      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)          912    1,051     427      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                               $  1.09  $  1.07  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.19  $  1.09  $ 1.07      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)           --       --      --      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/30/2002)
Accumulation unit value at beginning of period                               $  1.39  $  1.35  $ 1.24  $ 0.95  $ 1.00     --     --
Accumulation unit value at end of period                                     $  1.60  $  1.39  $ 1.35  $ 1.24  $ 0.95     --     --
Number of accumulation units outstanding at end of period (000 omitted)          167      189     109      52       8     --     --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                               $  1.37  $  1.20  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.82  $  1.37  $ 1.20      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)       15,378    8,725   1,580      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                               $  1.05  $  1.05  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.05  $  1.05  $ 1.05      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)       25,472   20,290   3,919      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                               $  1.24  $  1.12  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.53  $  1.24  $ 1.12      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)            5       --      --      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                               $  1.06  $  1.06  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.01  $  1.06  $ 1.06      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)       23,813    6,935   1,154      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                               $  1.12  $  1.09  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.31  $  1.12  $ 1.09      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)           88       26      18      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                               $  1.00       --      --      --      --     --     --
Accumulation unit value at end of period                                     $  1.07       --      --      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)        9,940       --      --      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------


132 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                            2006     2005    2004    2003    2002    2001   2000
-----------------------------------------------------------------------------------------------------------------------------------


COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (4/30/2004)
Accumulation unit value at beginning of period                               $  1.21  $  1.17  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.42  $  1.21  $ 1.17      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)           23        4       2      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES
(4/30/2004)
Accumulation unit value at beginning of period                               $  1.21  $  1.13  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.28  $  1.21  $ 1.13      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)           22       15      13      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES
(4/30/2004)
Accumulation unit value at beginning of period                               $  1.05  $  1.03  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.07  $  1.05  $ 1.03      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)        7,113    2,763     500      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES
(4/30/2004)
Accumulation unit value at beginning of period                               $  1.05  $  1.03  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.20  $  1.05  $ 1.03      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)            1        1       1      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO,
SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                               $  1.25  $  1.14  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.51  $  1.25  $ 1.14      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)           87       57       9      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period                               $  1.58  $  1.38  $ 1.22  $ 0.97  $ 1.00     --     --
Accumulation unit value at end of period                                     $  1.74  $  1.58  $ 1.38  $ 1.22  $ 0.97     --     --
Number of accumulation units outstanding at end of period (000 omitted)       45,089   16,531   3,067     152      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                               $  0.99  $  0.96  $ 0.94  $ 0.73  $ 1.00     --     --
Accumulation unit value at end of period                                     $  1.04  $  0.99  $ 0.96  $ 0.94  $ 0.73     --     --
Number of accumulation units outstanding at end of period (000 omitted)          368      324     327      68      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                               $  1.03  $  1.03  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.06  $  1.03  $ 1.03      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)       12,953    8,188   1,336      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period                               $  1.81  $  1.56  $ 1.27  $ 0.94  $ 1.06  $1.00     --
Accumulation unit value at end of period                                     $  2.00  $  1.81  $ 1.56  $ 1.27  $ 0.94  $1.06     --
Number of accumulation units outstanding at end of period (000 omitted)        7,570    3,100   1,208     722     290     13     --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                               $  1.28  $  1.10  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.49  $  1.28  $ 1.10      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)        4,843    4,036   1,573      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                               $  1.39  $  1.39  $ 1.24  $ 0.96  $ 0.98  $0.99  $1.00
Accumulation unit value at end of period                                     $  1.61  $  1.39  $ 1.39  $ 1.24  $ 0.96  $0.98  $0.99
Number of accumulation units outstanding at end of period (000 omitted)        2,743    2,554   2,119   1,118     777    413    157
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                               $  1.11  $  1.09  $ 1.00      --      --     --     --
Accumulation unit value at end of period                                     $  1.28  $  1.11  $ 1.09      --      --     --     --
Number of accumulation units outstanding at end of period (000 omitted)           63       38      14      --      --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                               $  0.54  $  0.52  $ 0.48  $ 0.35  $ 0.50  $0.60  $1.00
Accumulation unit value at end of period                                     $  0.57  $  0.54  $ 0.52  $ 0.48  $ 0.35  $0.50  $0.60
Number of accumulation units outstanding at end of period (000 omitted)        1,612    1,719   1,992   1,273   1,008    617    120
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                               $  1.50  $  1.38  $ 1.25  $ 1.01  $ 1.17  $1.11  $1.00
Accumulation unit value at end of period                                     $  1.75  $  1.50  $ 1.38  $ 1.25  $ 1.01  $1.17  $1.11
Number of accumulation units outstanding at end of period (000 omitted)        9,197    2,844   3,112     870     324     24      6
-----------------------------------------------------------------------------------------------------------------------------------


133 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                            2006     2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------------


FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                               $  1.11  $  1.16  $ 1.00      --      --      --     --
Accumulation unit value at end of period                                     $  1.23  $  1.11  $ 1.16      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)       23,082    7,734   1,493      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                               $  1.20  $  1.12  $ 1.00      --      --      --     --
Accumulation unit value at end of period                                     $  1.44  $  1.20  $ 1.12      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)          376      226     177      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (3/3/2000)
Accumulation unit value at beginning of period                               $  2.53  $  2.28  $ 1.84  $ 1.46  $ 1.56  $ 1.41  $1.00
Accumulation unit value at end of period                                     $  2.88  $  2.53  $ 2.28  $ 1.84  $ 1.46  $ 1.56  $1.41
Number of accumulation units outstanding at end of period (000 omitted)        9,377    4,128   1,284     550     386     321     60
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                               $  1.10  $  1.07  $ 1.00      --      --      --     --
Accumulation unit value at end of period                                     $  1.16  $  1.10  $ 1.07      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)           11       11      11      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                               $  1.04  $  1.00  $ 0.96  $ 0.73  $ 1.00      --     --
Accumulation unit value at end of period                                     $  1.15  $  1.04  $ 1.00  $ 0.96  $ 0.73      --     --
Number of accumulation units outstanding at end of period (000 omitted)          155      155     138     107       1      --     --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                               $  1.16  $  1.15  $ 1.06  $ 0.93  $ 1.00      --     --
Accumulation unit value at end of period                                     $  1.28  $  1.16  $ 1.15  $ 1.06  $ 0.93      --     --
Number of accumulation units outstanding at end of period (000 omitted)        1,095    1,130   1,184     348       7      --     --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                               $  1.65  $  1.44  $ 1.13  $ 0.85  $ 1.00      --     --
Accumulation unit value at end of period                                     $  2.13  $  1.65  $ 1.44  $ 1.13  $ 0.85      --     --
Number of accumulation units outstanding at end of period (000 omitted)           85       72      63      37       9      --     --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (8/30/2002)
Accumulation unit value at beginning of period                               $  1.33  $  1.29  $ 1.24  $ 0.97  $ 1.00      --     --
Accumulation unit value at end of period                                     $  1.41  $  1.33  $ 1.29  $ 1.24  $ 0.97      --     --
Number of accumulation units outstanding at end of period (000 omitted)        8,562    6,720   1,419      14      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/1/2002)
Accumulation unit value at beginning of period                               $  1.42  $  1.27  $ 1.08  $ 0.77  $ 1.00      --     --
Accumulation unit value at end of period                                     $  1.64  $  1.42  $ 1.27  $ 1.08  $ 0.77      --     --
Number of accumulation units outstanding at end of period (000 omitted)          683      680     562     136      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (7/31/2002)
Accumulation unit value at beginning of period                               $  1.70  $  1.58  $ 1.35  $ 0.95  $ 1.00      --     --
Accumulation unit value at end of period                                     $  1.92  $  1.70  $ 1.58  $ 1.35  $ 0.95      --     --
Number of accumulation units outstanding at end of period (000 omitted)          168      168     143      64      18      --     --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/1/2002)
Accumulation unit value at beginning of period                               $  1.27  $  1.26  $ 1.18  $ 1.03  $ 1.00      --     --
Accumulation unit value at end of period                                     $  1.34  $  1.27  $ 1.26  $ 1.18  $ 1.03      --     --
Number of accumulation units outstanding at end of period (000 omitted)       21,466    9,445   2,076     137       5      --     --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (5/1/2002)
Accumulation unit value at beginning of period                               $  1.14  $  1.02  $ 0.97  $ 0.84  $ 1.00      --     --
Accumulation unit value at end of period                                     $  1.15  $  1.14  $ 1.02  $ 0.97  $ 0.84      --     --
Number of accumulation units outstanding at end of period (000 omitted)          162      175     177     188      73      --     --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/3/2000)
Accumulation unit value at beginning of period                               $  0.75  $  0.68  $ 0.60  $ 0.47  $ 0.58  $ 0.75  $1.00
Accumulation unit value at end of period                                     $  0.95  $  0.75  $ 0.68  $ 0.60  $ 0.47  $ 0.58  $0.75
Number of accumulation units outstanding at end of period (000 omitted)        1,624    1,716   1,786   1,760   1,350   1,244    708
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                               $  1.25  $  1.18  $ 1.00      --      --      --     --
Accumulation unit value at end of period                                     $  1.44  $  1.25  $ 1.18      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)        5,948       89       5      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------


134 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                            2006     2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------------


PUTNAM VT VISTA FUND - CLASS IB SHARES (3/3/2000)
Accumulation unit value at beginning of period                               $  0.55  $  0.50  $ 0.43  $ 0.33  $ 0.48  $ 0.73  $1.00
Accumulation unit value at end of period                                     $  0.57  $  0.55  $ 0.50  $ 0.43  $ 0.33  $ 0.48  $0.73
Number of accumulation units outstanding at end of period (000 omitted)          916    1,031   1,143   1,270   1,246   1,676    814
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (3/1/2002)
Accumulation unit value at beginning of period                               $  0.97  $  0.96  $ 0.97  $ 0.99  $ 1.00      --     --
Accumulation unit value at end of period                                     $  1.00  $  0.97  $ 0.96  $ 0.97  $ 0.99      --     --
Number of accumulation units outstanding at end of period (000 omitted)        2,192    1,151     399      76      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
*    THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE
     PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE 2.80% AND
     2.84%, RESPECTIVELY
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/1/2002)
Accumulation unit value at beginning of period                               $  1.07  $  1.07  $ 1.04  $ 1.01  $ 1.00      --     --
Accumulation unit value at end of period                                     $  1.10  $  1.07  $ 1.07  $ 1.04  $ 1.01      --     --
Number of accumulation units outstanding at end of period (000 omitted)       33,990    1,077     842     152      40      --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND
(3/3/2000)
Accumulation unit value at beginning of period                               $  1.55  $  1.39  $ 1.20  $ 0.86  $ 1.08  $ 1.08  $1.00
Accumulation unit value at end of period                                     $  1.83  $  1.55  $ 1.39  $ 1.20  $ 0.86  $ 1.08  $1.08
Number of accumulation units outstanding at end of period (000 omitted)       27,624    9,764     608     392     325     144     40
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (4/30/2004)
Accumulation unit value at beginning of period                               $  1.54  $  1.17  $ 1.00      --      --      --     --
Accumulation unit value at end of period                                     $  2.02  $  1.54  $ 1.17      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)        9,010    5,172   1,070      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES
FUND (5/1/2006)
Accumulation unit value at beginning of period                               $  1.00       --      --      --      --      --     --
Accumulation unit value at end of period                                     $  1.02       --      --      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)       26,599       --      --      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                               $  1.14  $  1.07  $ 1.00      --      --      --     --
Accumulation unit value at end of period                                     $  1.25  $  1.14  $ 1.07      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)           --       --      --      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (3/3/2000)
Accumulation unit value at beginning of period                               $  1.14  $  1.12  $ 1.02  $ 0.83  $ 0.90  $ 0.87  $1.00
Accumulation unit value at end of period                                     $  1.25  $  1.14  $ 1.12  $ 1.02  $ 0.83  $ 0.90  $0.87
Number of accumulation units outstanding at end of period (000 omitted)        8,935    4,144     855     325      80      90      8
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/1/2004)
Accumulation unit value at beginning of period                               $  1.11  $  1.10  $ 1.00      --      --      --     --
Accumulation unit value at end of period                                     $  1.18  $  1.11  $ 1.10      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)        8,355        8      --      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND
(4/30/2004)
Accumulation unit value at beginning of period                               $  1.28  $  1.14  $ 1.00      --      --      --     --
Accumulation unit value at end of period                                     $  1.56  $  1.28  $ 1.14      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)           20       16       1      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/3/2000)
Accumulation unit value at beginning of period                               $  0.70  $  0.67  $ 0.65  $ 0.51  $ 0.67  $ 0.83  $1.00
Accumulation unit value at end of period                                     $  0.80  $  0.70  $ 0.67  $ 0.65  $ 0.51  $ 0.67  $0.83
Number of accumulation units outstanding at end of period (000 omitted)       15,807   17,584   7,616      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                               $  1.13  $  1.10  $ 1.00      --      --      --     --
Accumulation unit value at end of period                                     $  1.32  $  1.13  $ 1.10      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)            3        3      --      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (8/30/2002)
Accumulation unit value at beginning of period                               $  1.42  $  1.31  $ 1.22  $ 1.02  $ 1.00      --     --
Accumulation unit value at end of period                                     $  1.40  $  1.42  $ 1.31  $ 1.22  $ 1.02      --     --
Number of accumulation units outstanding at end of period (000 omitted)          708      735     335      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                               $  1.11  $  1.08  $ 1.00      --      --      --     --
Accumulation unit value at end of period                                     $  1.26  $  1.11  $ 1.08      --      --      --     --
Number of accumulation units outstanding at end of period (000 omitted)          227      227     174      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------------


135 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                        2006     2005    2004    2003    2002   2001   2000
------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                           $  1.08  $  1.10  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  1.24  $  1.08  $ 1.10      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)        8        8       2      --     --     --     --
------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND
   (3/3/2000)
Accumulation unit value at beginning of period                           $  1.13  $  1.13  $ 1.14  $ 1.14  $1.10  $1.05  $1.00
Accumulation unit value at end of period                                 $  1.15  $  1.13  $ 1.13  $ 1.14  $1.14  $1.10  $1.05
Number of accumulation units outstanding at end of period (000 omitted)    5,084    3,085   1,544   1,019    864    413     65
------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/1/2002)
Accumulation unit value at beginning of period                           $  1.31  $  1.26  $ 1.07  $ 0.79  $1.00     --     --
Accumulation unit value at end of period                                 $  1.55  $  1.31  $ 1.26  $ 1.07  $0.79     --     --
Number of accumulation units outstanding at end of period (000 omitted)   10,097    9,125   1,935      72     20     --     --
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES
   (8/30/2002)
Accumulation unit value at beginning of period                           $  1.49  $  1.45  $ 1.26  $ 0.98  $1.00     --     --
Accumulation unit value at end of period                                 $  1.70  $  1.49  $ 1.45  $ 1.26  $0.98     --     --
Number of accumulation units outstanding at end of period (000 omitted)   36,888   18,912   3,700      73     --     --     --
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $  1.58  $  1.37  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  2.14  $  1.58  $ 1.37      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)      510      443     177      --     --     --     --
------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (4/30/2004)
Accumulation unit value at beginning of period                           $  1.44  $  1.20  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  1.94  $  1.44  $ 1.20      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)    8,406    4,181     858      --     --     --     --
------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                           $  1.26  $  1.15  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  1.34  $  1.26  $ 1.15      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)    7,563    5,332     946      --     --     --     --
------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                       2006   2005   2004
--------------------------------------------------------------------------------------------


AIM V.I. BASIC VALUE FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $1.10  $1.07  $1.00
Accumulation unit value at end of period                                 $1.22  $1.10  $1.07
Number of accumulation units outstanding at end of period (000 omitted)      5      5      6
--------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $1.18  $1.10  $1.00
Accumulation unit value at end of period                                 $1.34  $1.18  $1.10
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $1.13  $1.07  $1.00
Accumulation unit value at end of period                                 $1.22  $1.13  $1.07
Number of accumulation units outstanding at end of period (000 omitted)      1      1      1
--------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                           $1.08  $1.06  $1.00
Accumulation unit value at end of period                                 $1.18  $1.08  $1.06
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                           $1.10  $1.07  $1.00
Accumulation unit value at end of period                                 $1.26  $1.10  $1.07
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
   (4/30/2004)
Accumulation unit value at beginning of period                           $1.36  $1.19  $1.00
Accumulation unit value at end of period                                 $1.80  $1.36  $1.19
Number of accumulation units outstanding at end of period (000 omitted)     67     39      6
--------------------------------------------------------------------------------------------


136 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                       2006   2005   2004
--------------------------------------------------------------------------------------------


AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                           $1.04  $1.05  $1.00
Accumulation unit value at end of period                                 $1.03  $1.04  $1.05
Number of accumulation units outstanding at end of period (000 omitted)    224    126     22
--------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                           $1.23  $1.11  $1.00
Accumulation unit value at end of period                                 $1.50  $1.23  $1.11
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                           $1.06  $1.06  $1.00
Accumulation unit value at end of period                                 $1.00  $1.06  $1.06
Number of accumulation units outstanding at end of period (000 omitted)    149     50     --
--------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                           $1.11  $1.09  $1.00
Accumulation unit value at end of period                                 $1.29  $1.11  $1.09
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                           $1.00     --     --
Accumulation unit value at end of period                                 $1.06     --     --
Number of accumulation units outstanding at end of period (000 omitted)     70     --     --
--------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (4/30/2004)
Accumulation unit value at beginning of period                           $1.20  $1.16  $1.00
Accumulation unit value at end of period                                 $1.40  $1.20  $1.16
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES
   (4/30/2004)
Accumulation unit value at beginning of period                           $1.20  $1.13  $1.00
Accumulation unit value at end of period                                 $1.26  $1.20  $1.13
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE
   SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $1.04  $1.03  $1.00
Accumulation unit value at end of period                                 $1.06  $1.04  $1.03
Number of accumulation units outstanding at end of period (000 omitted)     30     12     --
--------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES
   (4/30/2004)
Accumulation unit value at beginning of period                           $1.04  $1.02  $1.00
Accumulation unit value at end of period                                 $1.18  $1.04  $1.02
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE
   SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $1.24  $1.14  $1.00
Accumulation unit value at end of period                                 $1.49  $1.24  $1.14
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $1.26  $1.10  $1.00
Accumulation unit value at end of period                                 $1.37  $1.26  $1.10
Number of accumulation units outstanding at end of period (000 omitted)    296    101      8
--------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $1.06  $1.03  $1.00
Accumulation unit value at end of period                                 $1.10  $1.06  $1.03
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2
   (4/30/2004)
Accumulation unit value at beginning of period                           $1.03  $1.03  $1.00
Accumulation unit value at end of period                                 $1.04  $1.03  $1.03
Number of accumulation units outstanding at end of period (000 omitted)    215    115     19
--------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $1.40  $1.21  $1.00
Accumulation unit value at end of period                                 $1.53  $1.40  $1.21
Number of accumulation units outstanding at end of period (000 omitted)     39     16     --
--------------------------------------------------------------------------------------------


137 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                       2006   2005   2004
--------------------------------------------------------------------------------------------


FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $1.27  $1.10  $1.00
Accumulation unit value at end of period                                 $1.47  $1.27  $1.10
Number of accumulation units outstanding at end of period (000 omitted)      5      6      5
--------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $1.11  $1.12  $1.00
Accumulation unit value at end of period                                 $1.29  $1.11  $1.12
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $1.10  $1.09  $1.00
Accumulation unit value at end of period                                 $1.26  $1.10  $1.09
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2
   (4/30/2004)
Accumulation unit value at beginning of period                           $1.10  $1.07  $1.00
Accumulation unit value at end of period                                 $1.17  $1.10  $1.07
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $1.18  $1.09  $1.00
Accumulation unit value at end of period                                 $1.36  $1.18  $1.09
Number of accumulation units outstanding at end of period (000 omitted)     16     --     --
--------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $1.10  $1.16  $1.00
Accumulation unit value at end of period                                 $1.21  $1.10  $1.16
Number of accumulation units outstanding at end of period (000 omitted)     78     39      8
--------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $1.19  $1.12  $1.00
Accumulation unit value at end of period                                 $1.42  $1.19  $1.12
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $1.32  $1.19  $1.00
Accumulation unit value at end of period                                 $1.49  $1.32  $1.19
Number of accumulation units outstanding at end of period (000 omitted)     65     28      3
--------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                           $1.09  $1.07  $1.00
Accumulation unit value at end of period                                 $1.15  $1.09  $1.07
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                           $1.07  $1.04  $1.00
Accumulation unit value at end of period                                 $1.18  $1.07  $1.04
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                           $1.09  $1.08  $1.00
Accumulation unit value at end of period                                 $1.19  $1.09  $1.08
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                           $1.41  $1.24  $1.00
Accumulation unit value at end of period                                 $1.81  $1.41  $1.24
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $1.08  $1.06  $1.00
Accumulation unit value at end of period                                 $1.14  $1.08  $1.06
Number of accumulation units outstanding at end of period (000 omitted)     87     48      8
--------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $1.28  $1.15  $1.00
Accumulation unit value at end of period                                 $1.47  $1.28  $1.15
Number of accumulation units outstanding at end of period (000 omitted)     --     --     --
--------------------------------------------------------------------------------------------


138 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                         2006   2005   2004
--------------------------------------------------------------------------------------------------------------


OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                             $1.25  $1.16  $1.00
Accumulation unit value at end of period                                                   $1.40  $1.25  $1.16
Number of accumulation units outstanding at end of period (000 omitted)                       --     --     --
--------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                             $1.07  $1.07  $1.00
Accumulation unit value at end of period                                                   $1.12  $1.07  $1.07
Number of accumulation units outstanding at end of period (000 omitted)                      136     68     12
--------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                             $1.14  $1.03  $1.00
Accumulation unit value at end of period                                                   $1.14  $1.14  $1.03
Number of accumulation units outstanding at end of period (000 omitted)                       --     --     --
--------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                             $1.25  $1.14  $1.00
Accumulation unit value at end of period                                                   $1.56  $1.25  $1.14
Number of accumulation units outstanding at end of period (000 omitted)                       --     --     --
--------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                             $1.23  $1.18  $1.00
Accumulation unit value at end of period                                                   $1.42  $1.23  $1.18
Number of accumulation units outstanding at end of period (000 omitted)                       12     --     --
--------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                             $1.24  $1.13  $1.00
Accumulation unit value at end of period                                                   $1.28  $1.24  $1.13
Number of accumulation units outstanding at end of period (000 omitted)                       --     --     --
--------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (4/30/2004)
Accumulation unit value at beginning of period                                             $0.99  $0.99  $1.00
Accumulation unit value at end of period                                                   $1.02  $0.99  $0.99
Number of accumulation units outstanding at end of period (000 omitted)                        7      4     --

*    THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE
     PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE 2.28% AND 2.31%,
     RESPECTIVELY.
--------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                             $1.03  $1.03  $1.00
Accumulation unit value at end of period                                                   $1.05  $1.03  $1.03
Number of accumulation units outstanding at end of period (000 omitted)                       40     --     --
--------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (4/30/2004)
Accumulation unit value at beginning of period                                             $1.28  $1.15  $1.00
Accumulation unit value at end of period                                                   $1.50  $1.28  $1.15
Number of accumulation units outstanding at end of period (000 omitted)                      181     83     --
--------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (4/30/2004)
Accumulation unit value at beginning of period                                             $1.52  $1.16  $1.00
Accumulation unit value at end of period                                                   $2.00  $1.52  $1.16
Number of accumulation units outstanding at end of period (000 omitted)                       46     24      3
--------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                             $1.00     --     --
Accumulation unit value at end of period                                                   $1.02     --     --
Number of accumulation units outstanding at end of period (000 omitted)                       29     --     --
--------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                             $1.13  $1.07  $1.00
Accumulation unit value at end of period                                                   $1.23  $1.13  $1.07
Number of accumulation units outstanding at end of period (000 omitted)                       --     --     --
--------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                             $1.10  $1.08  $1.00
Accumulation unit value at end of period                                                   $1.19  $1.10  $1.08
Number of accumulation units outstanding at end of period (000 omitted)                       55     30      4
--------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/1/2004)
Accumulation unit value at beginning of period                                             $1.10  $1.09  $1.00
Accumulation unit value at end of period                                                   $1.17  $1.10  $1.09
Number of accumulation units outstanding at end of period (000 omitted)                       14     --     --
--------------------------------------------------------------------------------------------------------------


139 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                   2006   2005   2004
--------------------------------------------------------------------------------------------------------


RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                       $1.27  $1.14  $1.00
Accumulation unit value at end of period                                             $1.54  $1.27  $1.14
Number of accumulation units outstanding at end of period (000 omitted)                 --     --     --
--------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                       $1.09  $1.05  $1.00
Accumulation unit value at end of period                                             $1.23  $1.09  $1.05
Number of accumulation units outstanding at end of period (000 omitted)                 14     21     19
--------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                       $1.12  $1.10  $1.00
Accumulation unit value at end of period                                             $1.31  $1.12  $1.10
Number of accumulation units outstanding at end of period (000 omitted)                 --     --     --
--------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                       $1.15  $1.06  $1.00
Accumulation unit value at end of period                                             $1.12  $1.15  $1.06
Number of accumulation units outstanding at end of period (000 omitted)                  1      1      1
--------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                                       $1.10  $1.08  $1.00
Accumulation unit value at end of period                                             $1.24  $1.10  $1.08
Number of accumulation units outstanding at end of period (000 omitted)                 --     --     --
--------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                       $1.08  $1.09  $1.00
Accumulation unit value at end of period                                             $1.22  $1.08  $1.09
Number of accumulation units outstanding at end of period (000 omitted)                 --     --     --
--------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (4/30/2004)
Accumulation unit value at beginning of period                                       $0.99  $0.99  $1.00
Accumulation unit value at end of period                                             $1.00  $0.99  $0.99
Number of accumulation units outstanding at end of period (000 omitted)                  9      5     --
--------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                       $1.19  $1.15  $1.00
Accumulation unit value at end of period                                             $1.40  $1.19  $1.15
Number of accumulation units outstanding at end of period (000 omitted)                 72     43      5
--------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                       $1.15  $1.13  $1.00
Accumulation unit value at end of period                                             $1.30  $1.15  $1.13
Number of accumulation units outstanding at end of period (000 omitted)                235    119     13
--------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                       $1.57  $1.37  $1.00
Accumulation unit value at end of period                                             $2.11  $1.57  $1.37
Number of accumulation units outstanding at end of period (000 omitted)                  3      3      3
--------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (4/30/2004)
Accumulation unit value at beginning of period                                       $1.42  $1.20  $1.00
Accumulation unit value at end of period                                             $1.91  $1.42  $1.20
Number of accumulation units outstanding at end of period (000 omitted)                 61     32      3
--------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                                       $1.25  $1.15  $1.00
Accumulation unit value at end of period                                             $1.32  $1.25  $1.15
Number of accumulation units outstanding at end of period (000 omitted)                 56     28      4
--------------------------------------------------------------------------------------------------------


140 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                     p. 3
Rating Agencies                                 p. 4
Revenues Received During Calendar Year 2006     p. 4
Principal Underwriter                           p. 5
Independent Registered Public Accounting Firm   p. 5
Condensed Financial Information (Unaudited)     p. 6
Financial Statements


141 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

RIVERSOURCE [LOGO] (SM)
        ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

   RiverSource Distributors, Inc. (Distributor), Member NASD. Insurance and annuity products are issued by RiverSource Life Insurance Company.

            (C)2007 Ameriprise Financial, Inc. All rights reserved.

45307 G(5/07)

PROSPECTUS

MAY 1, 2007


RIVERSOURCE

FLEXCHOICE(SM) VARIABLE ANNUITY

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)


            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


NEW RIVERSOURCE FLEXCHOICE(SM) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

o     AIM Variable Insurance Funds - Series I Shares              o     MFS(R) Variable Insurance Trust(SM)

o     Fidelity(R) Variable Insurance Products - Service Class     o     Putnam Variable Trust - Class IB Shares

o     Franklin(R) Templeton(R) Variable Insurance Products        o     RiverSource(SM) Variable Portfolio Funds
      Trust (FTVIPT) - Class 2

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 1

TABLE OF CONTENTS


KEY TERMS ...............................................................    3
THE CONTRACT IN BRIEF ...................................................    4
EXPENSE SUMMARY  ........................................................    6
CONDENSED FINANCIAL INFORMATION (UNAUDITED) .............................    8
FINANCIAL STATEMENTS ....................................................    8
THE VARIABLE ACCOUNT AND THE FUNDS ......................................    9
THE GUARANTEE PERIOD ACCOUNTS (GPAs) ....................................   16
THE ONE-YEAR FIXED ACCOUNT ..............................................   18
BUYING YOUR CONTRACT ....................................................   19
CHARGES .................................................................   21
VALUING YOUR INVESTMENT .................................................   23
MAKING THE MOST OF YOUR CONTRACT ........................................   25
WITHDRAWALS  ............................................................   30
TSA -- SPECIAL WITHDRAWAL PROVISIONS ....................................   30
CHANGING OWNERSHIP ......................................................   31
BENEFITS IN CASE OF DEATH ...............................................   31
OPTIONAL BENEFITS .......................................................   36
THE ANNUITY PAYOUT PERIOD ...............................................   44
TAXES ...................................................................   46
VOTING RIGHTS ...........................................................   48
SUBSTITUTION OF INVESTMENTS .............................................   49
ABOUT THE SERVICE PROVIDERS .............................................   49
ADDITIONAL INFORMATION ..................................................   50
APPENDIX: CONDENSED
   FINANCIAL INFORMATION (UNAUDITED) ....................................   51
TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION ..................................   56


CORPORATE CONSOLIDATION


On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.



2 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract, or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o     Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o     Roth IRAs under Section 408A of the Code

o     Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o     Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF


PURPOSE: This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and allows investment in the subaccounts only.(1) Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest. The purpose of these contracts is to allow you to accumulate money for retirement or similar long-term goal. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts. For both contract Option L and contract Option C, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -Qualified Annuities
- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made.

(EXCEPTION: If the law requires, we will refund all of your purchase payments.)

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.


4 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

ACCOUNTS: Generally, you may allocate purchase payments to the GPAs, one-year fixed account and/or the subaccounts, depending on the contract option you select.

If you select contract Option L, you may allocate your purchase payments among any or all of:


      o the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 9)


      o the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The minimum required investment in each GPA is $1,000. We reserve the right to restrict the amount of any purchase payment allocated to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or the one-year fixed account is equal to the minimum interest rate. These accounts may not be available in all states. (p. 16 and p. 18)

If you select contract Option C, you may allocate purchase payments to the subaccounts only.

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (p. 19)


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 26)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 30)

OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. (p. 36)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 31)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 44)

TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 46)



RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 5

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSE THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

            CONTRACT YEAR FOR
            CONTRACT OPTION L                   WITHDRAWAL CHARGE PERCENTAGE
                1-2                                           8%
                  3                                           7
                  4                                           6
                  5 and later                                 0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

You can choose either contract Option L or Option C and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

                                         VARIABLE ACCOUNT      TOTAL MORTALITY AND    TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:   ADMINISTRATIVE CHARGE    EXPENSE RISK FEE     ACCOUNT EXPENSES
ROP DEATH BENEFIT                              0.15%                   1.25%               1.40%
MAV DEATH BENEFIT                              0.15                    1.35                1.50
EDB                                            0.15                    1.55                1.70

IF YOU SELECT CONTRACT OPTION C AND:

ROP DEATH BENEFIT                              0.15                    1.35                1.50
MAV DEATH BENEFIT                              0.15                    1.45                1.60
EDB                                            0.15                    1.65                1.80

OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                    $   40
(We will waive this charge when your contract value
 is $100,000 or more on the current contract anniversary.)

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE                              0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE                    0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                         0.70%**
(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

*     This fee applies only if you elect this optional feature.

** For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - 0.30%.



6 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)

                                                                  MINIMUM   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements    0.60%     1.28%

(a)   Each fund deducts management fees and other expenses from fund assets.
      Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
      Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                          GROSS TOTAL
                                                                          MANAGEMENT   12b-1    OTHER        ANNUAL
                                                                             FEES      FEES    EXPENSES     EXPENSES
AIM V.I. Capital Appreciation Fund, Series II Shares                         0.61%     0.25%    0.30%**     1.16%(1)
AIM V.I. Core Equity Fund, Series II Shares                                  0.61      0.25     0.30**      1.16(1)
Fidelity(R) VIP Balanced Portfolio Service Class 2                           0.42      0.25     0.20        0.87
Fidelity(R) VIP Growth & Income Portfolio Service Class 2                    0.47      0.25     0.13        0.85
Fidelity(R) VIP Growth Portfolio Service Class 2                             0.57      0.25     0.12        0.94
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                            0.57      0.25     0.11        0.93
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                    0.51      0.25     0.20**      0.96(2)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2               0.48      0.25     0.30**      1.03(2)
FTVIPT Mutual Shares Securities Fund - Class 2                               0.60      0.25     0.21        1.06
FTVIPT Templeton Foreign Securities Fund - Class 2                           0.63      0.25     0.18**      1.06(2)
MFS(R) Investors Trust Series - Service Class                                0.75      0.25     0.11        1.11
MFS(R) New Discovery Series - Service Class                                  0.90      0.25     0.13        1.28
MFS(R) Total Return Series - Service Class                                   0.75      0.25     0.10        1.10(3)
MFS(R) Utilities Series - Service Class                                      0.75      0.25     0.11        1.11
Putnam VT Growth and Income Fund - Class IB Shares                           0.49      0.25     0.06**      0.80
Putnam VT Income Fund - Class IB Shares                                      0.61      0.25     0.15**      1.01(4)
Putnam VT International Equity Fund - Class IB Shares                        0.74      0.25     0.19**      1.18
Putnam VT Vista Fund - Class IB Shares                                       0.65      0.25     0.15**      1.05
RiverSource(R) Variable Portfolio - Balanced Fund                            0.56      0.13     0.15**      0.84(5),(6)
RiverSource(R) Variable Portfolio - Cash Management Fund                     0.33      0.13     0.14        0.60(5)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                    0.46      0.13     0.15**      0.74(5)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund           0.64      0.13     0.14**      0.91(5),(6)
RiverSource(R) Variable Portfolio - High Yield Bond Fund                     0.59      0.13     0.16**      0.88(5)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                    0.57      0.13     0.13**      0.83(5),(6)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund      0.48      0.13     0.16**      0.77(5)
RiverSource(R) Variable Portfolio - Small Cap Advantage Fund                 0.72      0.13     0.23**      1.08(5),(6)


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 7


  * The Funds provided the information on their expenses and we have not independently verified the information.

 ** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies
      (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange
      Commission (SEC). After fee reductions net expenses would be 0.93% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2, 1.02% for
      FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and 1.03% for FTVIPT Templeton Foreign Securities Fund - Class 2.

(3)   The Fund's management fee as set forth in its Investment Advisory
      Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
      Board of Trustees.

(4) Putnam Management has a contractual agreement to limit expenses through Dec. 31, 2007. After fee waivers and expense reimbursements net expenses would be 0.87% for Putnam VT Income Fund - Class IB Shares.

(5) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(6) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for RiverSource(R)
      Variable Portfolio - Small Cap Advantage Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.04% for RiverSource(R) Variable Portfolio - Balanced Fund, 0.07% for
      RiverSource(R) Variable Portfolio - Diversified Equity Income Fund and
      0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity Fund.



EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the EDB and the GMIB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
                                           1 YEAR     3 YEARS    5 YEARS    10 YEARS   1 YEAR   3 YEARS    5 YEARS   10 YEARS
Contract Option L with EDB                $1,190.99  $1,891.23  $1,982.23  $4,162.19  $381.51  $1,166.65  $1,982.23  $ 4,162.19
Contract Option C with EDB                   392.17   1,197.98   2,033.28   4,257.70   392.17   1,197.98   2,033.28    4,257.70

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
                                           1 YEAR     3 YEARS    5 YEARS    10 YEARS   1 YEAR   3 YEARS    5 YEARS    10 YEARS
Contract Option L with ROP death benefit  $1,030.96  $1,404.30  $1,100.31  $2,371.20  $207.56  $  641.07  $1,100.31  $ 2,371.20
Contract Option C with ROP death benefit     218.22     673.29   1,154.36   2,480.78   218.22     673.29   1,154.36    2,480.78

(1) In these examples, the $40 contract administrative charge is approximated as a .029% charge for Option C and a .025% charge for Option L. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts in the Appendix.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.


8 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.


      o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

      o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

      o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
            Section 817(h) of the Code.

      o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.




RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 9

      o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

      o REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

            Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

            The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

      o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

            o Compensating, training and educating investment professionals who sell the contracts.

            o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

            o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

            o Providing sub-transfer agency and shareholder servicing to contract owners.

            o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

            o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

            o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

            o Subaccounting, transaction processing, recordkeeping and administration.




10 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

      o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

      o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.




RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 11

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:

-------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital              Growth of capital. Invests principally in common               A I M Advisors, Inc.
Appreciation Fund,            stocks of companies likely to benefit from new or
Series II Shares              innovative products, services or processes as well as
                              those with above-average long-term growth and
                              excellent prospects for future growth. The fund can
                              invest up to 25% of its total assets in foreign
                              securities that involve risks not associated with
                              investing solely in the United States.

-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity          Growth of capital. Invests normally at least 80% of            A I M Advisors, Inc.
Fund, Series II Shares        its net assets, plus the amount of any borrowings for
                              investment purposes, in equity securities, including
                              convertible securities of established companies that
                              have long-term above-average growth in earnings and
                              dividends and growth companies that are believed to
                              have the potential for above-average growth in
                              earnings and dividends. The Fund may invest up to 25%
                              of its total assets in foreign securities.

-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Balanced      Income and capital growth consistent with reasonable           Fidelity Management & Research
Portfolio Service Class 2     risk. Invests approximately 60% of assets in stocks            Company (FMR), investment
                              and other equity securities and the remainder in bonds         manager; FMR U.K., FMR Far East
                              and other debt securities, including lower-quality             and Fidelity Investments Money
                              debt securities, when its outlook is neutral. Invests          Market Management Inc. (FIMM),
                              at least 25% of total assets in fixed-income senior            sub-investment advisers.
                              securities (including debt securities and preferred
                              stock). The fund invests in domestic and foreign
                              issuers.

-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth &      High total return through a combination of current             Fidelity Management & Research
Income Portfolio Service      income and capital appreciation. Normally invests a            Company (FMR), investment
Class 2                       majority of assets in common stocks with a focus on            manager; FMR U.K., FMR Far East,
                              those that pay current dividends and show potential            sub-investment advisers.
                              for capital appreciation. May invest in bonds,
                              including lower-quality debt securities, as well as
                              stocks that are not currently paying dividends, but
                              offer prospects for future income or capital
                              appreciation. Invests in domestic and foreign issuers.
                              The Fund invests in either "growth" stocks or "value"
                              stocks or both.

-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth        Achieve capital appreciation. Normally invests                 Fidelity Management & Research
Portfolio Service Class 2     primarily in common stocks. Invests in companies that          Company (FMR), investment
                              it believes have above-average growth potential                manager; FMR U.K., FMR Far East,
                              (stocks of these companies are often called "growth"           sub-investment advisers.
                              stocks). The Fund invests in domestic and foreign
                              issuers.

-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests                  Fidelity Management & Research
Portfolio Service Class 2     primarily in common stocks. Normally invests at least          Company (FMR), investment
                              80% of assets in securities of companies with medium           manager; FMR U.K., FMR Far East,
                              market capitalizations. May invest in companies with           sub-investment advisers.
                              smaller or larger market capitalizations. Invests in
                              domestic and foreign issuers. The Fund invests in
                              either "growth" or "value" common stocks or both.

-------------------------------------------------------------------------------------------------------------------------------



12 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small         Long-term total return. The Fund normally invests at least     Franklin Advisory Services, LLC
Cap Value Securities          80% of its net assets in investments of small capitalization
Fund - Class 2                companies and normally invests predominantly in equity
                              securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

-------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-        Long-term capital growth. The Fund normally invests at least   Franklin Advisers, Inc.
Mid Cap Growth                80% of its net assets in investments of small capitalization
Securities Fund - Class 2     (small cap) and mid capitalization (mid cap) companies.

-------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary goal. The     Franklin Mutual Advisers, LLC
Securities Fund - Class 2     Fund normally invests primarily in equity securities of
                              companies that the manager believes are undervalued. The
                              Fund also invests, to a lesser extent in risk arbitrage
                              securities and distressed companies.

-------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton              Long-term capital growth. The Fund normally invests at least   Templeton Investment Counsel, LLC,
Foreign Securities Fund -     80% of its net assets in investments of issuers located        adviser; Franklin Templeton
Class 2                       outside the U.S., including those in emerging markets, and     Investment Management Limited,
                              normally invests predominantly in equity securities.           subadviser

-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Trust        Capital appreciation. Normally invests in equity securities    MFS Investment Management(R)
Series - Service Class        of companies MFS believes to have above average earnings
                              growth potential compared to other companies (growth
                              companies), in the stocks of companies it believes are
                              undervalued compared to their perceived worth (value
                              companies), or in a combination of growth and value
                              companies.

-------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery          Capital appreciation. Invests in stocks of companies MFS       MFS Investment Management(R)
Series - Service Class        believes to have above average earnings growth potential
                              compared to other companies (growth companies).

-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return           Total return. Invests primarily in equity and fixed income     MFS Investment Management(R)
Series - Service Class        securities. MFS invests between 40% and 75% of the fund's
                              net assets in equity securities and at least 25% of the
                              fund's total assets in fixed-income senior securities.

-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series -     Total return. Normally invests at least 80% of the fund's      MFS Investment Management(R)
Service Class                 net assets in securities of issuers in the utilities
                              industry.

-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and          Capital growth and current income. The fund pursues its goal   Putnam Investment Management, LLC
Income Fund - Class IB        by investing mainly in common stocks of U.S. companies, with
Shares                        a focus on value stocks that offer the potential for capital growth, current income or both.

-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income              High current income consistent with what Putnam Management     Putnam Investment Management, LLC
Fund - Class IB Shares        believes to be prudent risk. The fund pursues its goal by
                              investing mainly in bonds that (i) are obligations of
                              corporations and governments worldwide denominated in U.S.
                              dollars, (ii) are either investment-grade or below
                              investment-grade and (iii) have intermediate to long-term
                              maturities (three years or longer).

-------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 13

-------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT International       Capital appreciation. The fund pursues its goal by investing   Putnam Investment Management, LLC
Equity Fund - Class IB        mainly in common stocks of companies outside the United
Shares                        States that Putnam Management believes have favorable
                              investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity
                              investments.

-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund -        Capital appreciation. The fund pursues its goal by investing   Putnam Investment Management, LLC
Class IB Shares               mainly in common stocks of U.S. companies, with a focus on growth stocks.

-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable          Maximum total investment return through a combination of       RiverSource Investments, LLC
Portfolio - Balanced Fund     capital growth and current income. Invests primarily in a
                              combination of common and preferred stocks, bonds and other debt securities. Under normal market conditions, at least
                              50% of the Fund's total assets are invested in common stocks and no less than 25% of the Fund's total assets are invested in debt securities. The Fund may invest up to 25% of its
                              total assets in foreign investments.

-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable          Maximum current income consistent with liquidity and           RiverSource Investments, LLC
Portfolio - Cash              stability of principal. Invests primarily in money market
Management Fund               instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances, letters of
                              credit and commercial paper, including asset-backed
                              commercial paper.

-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable          High level of current income while attempting to conserve      RiverSource Investments, LLC
Portfolio - Diversified       the value of the investment for the longest period of time.
Bond Fund                     Under normal market conditions, the Fund invests at least
                              80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in
                              securities like those included in the Lehman Brothers
                              Aggregate Bond Index (Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage-
                              and asset-backed securities. Although the Fund emphasizes
                              high- and medium-quality debt securities, it will assume
                              some credit risk to achieve higher yield and/or capital
                              appreciation by buying lower-quality (junk) bonds.

-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable          High level of current income and, as a secondary goal,         RiverSource Investments, LLC
Portfolio - Diversified       steady growth of capital. Under normal market conditions,
Equity Income Fund            the Fund invests at least 80% of its net assets in dividend-
                              paying common and preferred stocks. The Fund may invest up to 25% of its total assets in foreign investments.

-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable          High current income, with capital growth as a secondary        RiverSource Investments, LLC
Portfolio - High Yield        objective. Under normal market conditions, the Fund invests
Bond Fund                     at least 80% of its net assets in high-yielding, high-risk corporate bonds (junk bonds) issued by U.S. and foreign
                              companies and governments.

-------------------------------------------------------------------------------------------------------------------------------



14 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable          Capital appreciation. Under normal market conditions, the      RiverSource Investments, LLC
Portfolio - Large Cap         Fund invests at least 80% of its net assets in equity
Equity Fund                   securities of companies with market capitalization greater than $5 billion at the time of purchase.

-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable          High level of current income and safety of principal           RiverSource Investments, LLC
Portfolio - Short Duration    consistent with investment in U.S. government and government
U.S. Government Fund          agency securities. Under normal market conditions, at least
                              80% of the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and interest by the
                              U.S. government, its agencies or instrumentalities.

-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable          Long-term capital growth. Under normal market conditions, at   RiverSource Investments, LLC,
Portfolio - Small Cap         least 80% of the Fund's net assets are invested in equity      adviser; Kenwood Capital
Advantage Fund                securities of companies with market capitalization of up to    Management LLC, subadviser
                              $2 billion or that fall within the range of the Russell
                              2000(R) Index at the time of investment.

-------------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 15

THE GUARANTEE PERIOD ACCOUNTS (GPAs)

Investment in the GPAs is not available under contract Option C(1).

The GPAs may not be available in some states.

For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:


o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs for contract Option C has been filed in the various states in which the contract is offered. Please check with your sales representative to determine if this restriction applies to your state.


16 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.

                  IF YOUR GPA RATE IS:                    THE MVA IS:
          Less than the new GPA rate + 0.10%               Negative
          Equal to the new GPA rate + 0.10%                Zero
          Greater than the new GPA rate + 0.10%            Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

  EARLY WITHDRAWAL AMOUNT x [(     1 + i     ) (TO THE POWER OF n/12) - 1] = MVA
                              -----------------
                                 1 + j + .001

   Where   i = rate earned in the GPA from which amounts are being
               transferred or withdrawn.

           j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

           n = number of months remaining in the current Guarantee Period
               (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 17

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(       1.030      ) (TO THE POWER OF 84/12) - 1 ] = -$39.84
             --------------------
               1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 x [(      1.030       ) (TO THE POWER OF 84/12) - 1 ] = $27.61
          --------------------
            1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge schedule under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.

THE ONE-YEAR FIXED ACCOUNT

Investment in the one-year fixed account is not available under contract Option C(1).

For contract Option L, you may allocate purchase payments and transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment and transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the one-year fixed account for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.


18 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

BUYING YOUR CONTRACT

New contracts are not currently being offered.


We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)


When you applied, you selected (if available in your state):

o     contract Option L or Option C;

o     a death benefit option(1);

o     the optional Benefit Protector Death Benefit Rider(2);

o     the optional Benefit Protector Plus Death Benefit Rider(2);

o     the optional Guaranteed Minimum Income Benefit Rider(3);

o the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

o     how you want to make purchase payments; and

o     a beneficiary.

(1) If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.

(2) Available at the time you purchase your contract if you and the annuitant are 75 or younger at contract issue. Not available with the EDB. May not be available in all states.

(3) Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.

(4) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account under contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine whether this restriction applies to your state. Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 19

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

o     no earlier than the 30th day after the contract's effective date; and


o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or on such other date as agreed upon by us.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2.

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

      If paying by SIP:                       $50 initial payment.
                                              $50 for additional payments.

      If paying by any other method:          $10,000 initial payment.
                                              $100 for additional payments.
MAXIMUM ALLOWABLE PURCHASE PAYMENTS*
                                              $1,000,000 for issue ages up to 85.
                                              $100,000 for issue ages 86 to 90.

*     This limit applies in total to all RiverSource Life annuities you own.
      We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.


LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.



20  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

CHARGES


ALL CONTRACTS


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the GPAs and one-year fixed account.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:

                                           CONTRACT OPTION L   CONTRACT OPTION C
ROP death benefit:                               1.25%              1.35%
MAV death benefit:                               1.35               1.45
EDB(1):                                          1.55               1.65

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L discussed in the below will cover sales and distribution expenses.



RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 21

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to 10% of your prior anniversary's contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment
(MVA).")

          CONTRACT YEAR FOR
          CONTRACT OPTION L     WITHDRAWAL CHARGE PERCENTAGE
                1-2                         8%
                  3                         7
                  4                         6
                  5 and later               0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

          AMOUNT REQUESTED                        $1,000
                                      OR          ------- = $1,075.27
          1.00 - WITHDRAWAL CHARGE                 .93

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

o     contracts settled using an annuity payout plan;

o withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o     amounts we refund to you during the free look period; and

o     death benefits.

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.




22 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

o Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*

We charge a fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.

* For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - 0.30%.


VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

o the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

o     plus interest credited;

o minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 23

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      --    Benefit Protector(SM) rider;

      --    Benefit Protector(SM) Plus rider; and/or

      --    Guaranteed Minimum Income Benefit rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share;
      and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o     additional purchase payments you allocate to the subaccounts;

o     transfers into or out of the subaccounts;

o     partial withdrawals;

o     withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

o     the fee for any of the following benefits you have selected:

      --    Benefit Protector(SM) rider;

      --    Benefit Protector(SM) Plus rider; and/or

      --    Guaranteed Minimum Income Benefit rider.

Accumulation unit values will fluctuate due to:

o     changes in fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


24 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                              NUMBER
By investing an equal number                        AMOUNT    ACCUMULATION    OF UNITS
of dollars each month...                    MONTH  INVESTED    UNIT VALUE    PURCHASED
                                             Jan     $100         $20          5.00
you automatically buy                        Feb      100          18          5.56
more units when the                          Mar      100          17          5.88
per unit market price is low...-------->     Apr      100          15          6.67
                                             May      100          16          6.25
                                             Jun      100          18          5.56
                                             Jul      100          17          5.88
                                             Aug      100          19          5.26
and fewer units                -------->     Sept     100          21          4.76
when the per unit                            Oct      100          20          5.00
market price is high.


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT OPTION L ONLY

If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccounts you selected over the time period you selected (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 25

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.


TRANSFERRING AMONG ACCOUNTS


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.


26 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o     Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.




RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 27

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S.
      mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.



28 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL


1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:       $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:       Contract value or entire account balance

*     Failure to provide a Social Security Number or Taxpayer Identification
      Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed accounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:       $100 monthly
                                $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:       $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                      Contract value or entire account balance
Withdrawals:                    $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 29

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges if you selected contract Option L, contract charges or any applicable optional rider charges (see "Charges"). Additionally, IRS taxes and penalties may apply (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o     payable to owner;

o     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

      -- the withdrawal amount includes a purchase payment check that has not cleared;

      -- the NYSE is closed, except for normal holiday and weekend closings;

      --    trading on the NYSE is restricted, according to SEC rules;

      -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

      -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.



30 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

      --    you are at least age 59 1/2;

      --    you are disabled as defined in the Code;

      -- you severed employment with the employer who purchased the contract; or

      --    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract (see "Optional Benefits").

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

o     Return of Purchase Payment (ROP) death benefit;

o     Maximum Anniversary Value (MAV) death benefit; and

o     Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select the GMIB you must elect the EDB. Once you elect a death benefit, you cannot change it. We show the option that applies in your contract. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 31

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

1.    contract value; or

2.    total purchase payments minus adjusted partial withdrawals.

                                                                      PW x DB
      ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT = -------
                                                                        CV

      PW = the partial withdrawal including any applicable MVA or withdrawal charge (contract Option L only).

      DB = the death benefit on the date of (but prior to) the partial withdrawal.

      CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o     On Jan. 1, 2005 you make an additional purchase payment of $5,000.

o On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

o     On March 1, 2006 the contract value grows to $23,000.

      We calculate the ROP death benefit on March 1, 2006 as follows:

      Contract value at death:                                                 $23,000.00
                                                                               ==========
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                              $25,000.00
         minus adjusted partial withdrawals calculated as:

                     $1,500 x $25,000                                           -1,704.55
                     ---------------- =                                        ----------
                          $22,000

         for a death benefit of:                                               $23,295.45
                                                                               ==========
      ROP death benefit, calculated as the greatest of these two values:       $23,295.45



32 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following:

1.    contract value;

2.    total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the greater of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $29,000.

o On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

      We calculate the MAV death benefit on March 1, 2005 as follows:

      Contract value at death:                                                   $  20,500.00
                                                                                 ============
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments                                                 $  20,000.00
         minus adjusted partial withdrawals, calculated as:

                        $1,500 x $20,000                                            -1,363.64
                        ---------------- =                                       ------------
                            $22,000

         for a ROP death benefit of:                                             $  18,636.36
                                                                                 ============

      The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:

         The MAV on the immediately preceding anniversary:                       $  29,000.00
         plus purchase payments made since that anniversary:                            +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:

                        $1,500 x $29,000                                            -1,977.27
                        ---------------- =                                       ------------
                            $22,000

         for a MAV death benefit of:                                             $  27,022.73
                                                                                 ============
      The MAV death benefit, calculated as the greatest of these three values,
      which is the MAV:                                                          $  27,022.73


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 33

ENHANCED DEATH BENEFIT RIDER

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If it is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB you must select the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

1.    contract value;

2.    total purchase payments minus adjusted partial withdrawals;

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.    the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o     the amounts allocated to the subaccounts at issue increased by 5%,

o     plus any subsequent amounts allocated to the subaccounts,

o     minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                            PWT x VAF
5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = ---------
                                                                SV

      PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge for contract Option L) from the subaccounts.

      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

o You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

o On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200.

o On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

      The death benefit on March 1, 2005 is calculated as follows:

      Contract value at death:                                             $22,800.00
                                                                           ==========
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                          $25,000.00
         minus adjusted partial withdrawals, calculated as:

                         $1,500 x $25,000                                   -1,543.21
                         ----------------  =                               ----------
                             $24,300

         for a ROP death benefit of:                                       $23,456.79
                                                                           ==========


34 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

      The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:

            The MAV on the immediately preceding anniversary:             $25,000.00
            plus purchase payments made since that anniversary:                +0.00
            minus adjusted partial withdrawals made since that
            anniversary, calculated as:

                     $1,500 x $25,000                                      -1,543.21
                     ---------------- =                                    ---------
                          $24,300

                   for a MAV death benefit of:                            $23,456.79
                                                                          ==========

      The 5% rising floor:
            The variable account floor on Jan. 1, 2005,
            calculated as: 1.05 x $20,000 =                               $21,000.00
            plus amounts allocated to the subaccounts since that
            anniversary:                                                       +0.00
            minus the 5% rising floor adjusted partial withdrawal
            from the subaccounts, calculated as:

                     $1,500 x $21,000                                    -$ 1,657.89
                     ---------------- =                                   ----------
                          $19,000

            variable account floor benefit:                               $19,342.11
            plus the one-year fixed account value:                         +5,300.00
            5% rising floor (value of the GPAs, one-year fixed account
            and the variable account floor):                              $24,642.11
                                                                          ==========

      EDB, calculated as the greatest of these
      three values, which is the 5% rising floor:                         $24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 35

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

      Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
      70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

      o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

      o payouts begin no later than one year following the year of your death; and

      o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o     the applicable death benefit (see "Benefits in Case of Death), plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


36 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

EXAMPLE OF THE BENEFIT PROTECTOR

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The MAV death benefit on July 1, 2004 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

      MAV death benefit (contract value):                                                   $110,000
      plus the Benefit Protector benefit which equals 40% of earnings at death
            (MAV death benefit minus payments not previously withdrawn):
            0.40 x ($110,000 - $100,000) =                                                    +4,000
                                                                                            --------
      Total death benefit of:                                                               $114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

      MAV death benefit (MAV):                                                              $110,000
      plus the Benefit Protector benefit (40% of earnings at death):
            0.40 x ($110,000 - $100,000) =                                                    +4,000
                                                                                            --------
      Total death benefit of:                                                               $114,000

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

      MAV death benefit (MAV adjusted for partial withdrawals):                             $ 57,619
      plus the Benefit Protector benefit (40% of earnings at death):
            0.40 x ($57,619 - $55,000) =                                                      +1,048
                                                                                            --------
      Total death benefit of:                                                               $ 58,667

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

      MAV death benefit (contract value):                                                   $200,000
      plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
            previously withdrawn that are one or more years old)                             +55,000
                                                                                            --------
      Total death benefit of:                                                               $255,000

o On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

      MAV death benefit (contract value):                                                   $250,000
      plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
            previously withdrawn that are one or more years old)                             +55,000
                                                                                            --------
      Total death benefit of:                                                               $305,000

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

      MAV death benefit (contract value):                                                   $250,000
      plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
            0.40 x ($250,000 - $105,000) =                                                   +58,000
                                                                                            --------
      Total death benefit of:                                                               $308,000


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 37

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange, or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o     the benefits payable under the Benefit Protector described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                        PERCENTAGE IF YOU AND THE ANNUITANT ARE       PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR           UNDER AGE 70 ON THE RIDER EFFECTIVE DATE      70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                 0%                                           0%
Three and Four                             10%                                        3.75%
Five or more                               20%                                        7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

o     the ROP death benefit (see "Benefits in Case of Death") PLUS

                        IF YOU AND THE ANNUITANT ARE UNDER            IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR           AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                     Zero                                          Zero
Two                     40% x earnings at death (see above)           15% x earnings at death
Three & Four            40% x (earnings at death + 25% of initial     15% x (earnings at death + 25% of initial purchase payment*)
                        purchase payment*)
Five or more            40% x (earnings at death + 50% of initial     15% x (earnings at death + 50% of initial purchase payment*)
                        purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


38 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The MAV death benefit on July 1, 2004 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

      MAV death benefit (contract value):                                                $110,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death
            (MAV death benefit minus payments not previously withdrawn):
            0.40 x ($110,000 - $100,000) =                                                 +4,000
                                                                                         --------
      Total death benefit of:                                                            $114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

      MAV death benefit (MAV):                                                           $110,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
            0.40 x ($110,000 - $100,000) =                                                 +4,000
      plus 10% of purchase payments made within 60 days of contract issue
            and not previously withdrawn: 0.10 x $100,000 =                               +10,000
                                                                                         --------
      Total death benefit of:                                                            $124,000

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

      MAV death benefit (MAV adjusted for partial withdrawals):                          $ 57,619

      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:

            0.40 x ($57,619 - $55,000) =                                                   +1,048
      plus 10% of purchase payments made within 60 days of contract issue
            and not previously withdrawn: 0.10 x $55,000 =                                 +5,500
                                                                                         --------
       Total death benefit of:                                                           $ 64,167

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:

      MAV death benefit (contract value):                                                $200,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at  death, up to a maximum of 100% of purchase payments not previously withdrawn
            that are one or more years old                                                +55,000
      plus 20% of purchase payments made within 60 days of contract issue
            and not previously withdrawn: 0.20 x $55,000 =                                +11,000
                                                                                         --------
      Total death benefit of:                                                            $266,000


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 39

o On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

      MAV death benefit (contract value):                                                $250,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn
            that are one or more years old                                                +55,000
      plus 20% of purchase payments made within 60 days of contract issue
            and not previously withdrawn: 0.20 x $55,000 =                                +11,000
                                                                                         --------
      Total death benefit of:                                                            $316,000

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

      MAV death benefit (contract value):                                                $250,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death
            (death benefit Option B minus payments not previously withdrawn):
            0.40 x ($250,000 - $105,000) =                                                +58,000
      plus 20% of purchase payments made within 60 days of contract issue
            and not previously withdrawn: 0.20 x $55,000 =                                +11,000
                                                                                         --------
      Total death benefit of:                                                            $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

o     you must hold the GMIB for 10 years*,

o the GMIB terminates** on the contract anniversary after the annuitant's 86th birthday,

o you can only exercise the GMIB within 30 days after a contract anniversary*,

o the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81, and

o     there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

 * Unless the annuitant qualifies for a contingent event (see "Charges -- Contingent events").

** The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities --Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the GMIB, you must elect the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances, we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.


40 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

INVESTMENT SELECTION UNDER THE GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate payments to the subaccounts. We reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource(SM) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1.    contract value;

2.    total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.    the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

o subtract each payment adjusted for market value from the contract value and the MAV.

o subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

      PMT x CVG
      ---------
         ECV

            PMT = each purchase payment made in the five years before you exercise the GMIB.

            CVG = current contract value at the time you exercise the GMIB.

            ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

      PMT x (1.05) (TO THE POWER OF CY)

             CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB

o you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness or confinement to a nursing home or hospital, see "Charges -- Contingent events" for more details.)

o the annuitant on the retirement date must be between 50 and 86 years old.

o you can only take an annuity payout under one of the following annuity payout plans:

      --    Plan A - Life Annuity -- no refund

      --    Plan B - Life Annuity with ten years certain

      --    Plan D - Joint and last survivor life annuity -- no refund

o     you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 41

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

      Pt-1  (1 + i)
      -------------- = Pt
           1.05

            Pt-1  = prior annuity payout

            Pt    = current annuity payout

            i     = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB

o You may terminate the rider within 30 days after the first and fifth rider anniversaries.

o     You may terminate the rider any time after the tenth rider anniversary.

o     The rider will terminate on the date:

      --    you make a full withdrawal from the contract;

      --    a death benefit is payable; or

      -- you choose to begin taking annuity payouts under the regular contract provisions.

o The rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all your purchase payments to the subaccounts.

o     There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.


42 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                GMIB
ANNIVERSARY        CONTRACT VALUE      MAV       5% RISING FLOOR    BENEFIT BASE
 1                    $107,000       $107,000        $105,000
 2                     125,000        125,000         110,250
 3                     132,000        132,000         115,763
 4                     150,000        150,000         121,551
 5                      85,000        150,000         127,628
 6                     120,000        150,000         134,010
 7                     138,000        150,000         140,710
 8                     152,000        152,000         147,746
 9                     139,000        152,000         155,133
10                     126,000        152,000         162,889         $162,889
11                     138,000        152,000         171,034          171,034
12                     147,000        152,000         179,586          179,586
13                     163,000        163,000         188,565          188,565
14                     159,000        163,000         197,993          197,993
15                     212,000        212,000         207,893          212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                        MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                             PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                     GMIB              LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                 BENEFIT BASE            NO REFUND       TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10                   $162,889 (5% rising floor)      $  840.51          $  817.70              $672.73
15                    212,000 (MAV)                   1,250.80           1,193.56               968.84

The payouts above are shown at guaranteed annuity rates of 3% stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                             PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                                       LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                      CONTRACT VALUE     NO REFUND       TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10                                  $126,000         $  650.16          $  632.52              $520.38
15                                   212,000          1,250.80           1,193.56               968.84

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 43

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We calculate the fee as follows:

      BB + AT - FAV

             BB = the GMIB benefit base.

             AT = adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the contract anniversary calculated as:

      PT x VAT
      --------
         SVT

             PT = the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary.

            VAT = variable account floor on the date of (but prior to) the transfer.

            SVT = value of the subaccounts on the date of (but prior to) the transfer.

            FAV = the value of your GPAs and the one-year fixed account.

The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

o     You make no transfers or partial withdrawals.

CONTRACT                                           GMIB FEE            VALUE ON WHICH WE              GMIB FEE
ANNIVERSARY                      CONTRACT VALUE   PERCENTAGE           BASE THE GMIB FEE           CHARGED TO YOU
1                                   $ 80,000         0.70%     5% rising floor = $100,000 x 1.05       $  735
2                                    150,000         0.70%     Contract value = $150,000                1,050
3                                    102,000         0.70%     MAV = $150,000                           1,050

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o     the annuity payout plan you select;

o     the annuitant's age and, in most cases, sex;

o     the annuity table in the contract; and

o     the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract --Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or


44 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. If the original contract was an Option L contract, the discount rate we use in the calculation will vary between 5.45% and 6.95% depending on the applicable assumed investment rate. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 45

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o     if it is allocable to an investment before Aug. 14, 1982; or


o if annuity payouts are made under immediate annuities as defined by the Code.




46 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: 1 the contract is an IRA to which you made non-deductible contributions; or 2 you rolled after-tax dollars from a retirement plan into your IRA, or 3 the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAs, ROTH IRAs AND SEPs: If you receive taxable income as a result of an annuity payout or a withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

State withholding also may be imposed on taxable distributions.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o     the payout is a RMD as defined under the Code;

o     the payout is made on account of an eligible hardship; or

o     the payout is a corrective distribution.


In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.


RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 47

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o     Because of your death,

o     Because you become disabled (as defined in the Code);

o If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o     To pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, ENHANCED DEATH BENEFIT, GMIB, BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o     the reserve held in each subaccount for your contract; divided by

o     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.


48 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o     add new subaccounts;

o     combine any two or more subaccounts;

o     transfer assets to and from the subaccounts or the variable account; and

o     eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.25% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.




RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 49

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including surrender charges; and

o fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.


We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.


AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


50 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

APPENDIX: CONDENSED FINANCIAL INFORMATION
(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                          2006      2005      2004     2003     2002     2001     2000     1999     1998     1997
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND,
SERIES II SHARES (3/1/2002)
Accumulation unit value at beginning of
period                                   $   1.13  $   1.06  $   1.01  $  0.79  $  1.00       --       --       --       --       --
Accumulation unit value at end of period $   1.18  $   1.13  $   1.06  $  1.01  $  0.79       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)              1,950       234       212       71       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II
SHARES (4/28/2006)
Accumulation unit value at beginning of
period                                   $   1.00        --        --       --       --       --       --       --       --       --
Accumulation unit value at end of period $   1.08        --        --       --       --       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                  6        --        --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP BALANCED PORTFOLIO
SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of
period                                   $   1.14  $   1.10  $   1.06  $  0.91  $  1.00       --       --       --       --       --
Accumulation unit value at end of period $   1.25  $   1.14  $   1.10  $  1.06  $  0.91       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                 81        56        46       13       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO
SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of
period                                   $   1.12  $   1.06  $   1.02  $  0.85  $  1.00       --       --       --       --       --
Accumulation unit value at end of period $   1.25  $   1.12  $   1.06  $  1.02  $  0.85       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                294       312       299        1       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE
CLASS 2 (3/1/2002)
Accumulation unit value at beginning of
period                                   $   1.01  $   0.97  $   0.95  $  0.73  $  1.00       --       --       --       --       --
Accumulation unit value at end of period $   1.06  $   1.01  $   0.97  $  0.95  $  0.73       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                815       744       882      256       14       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE
CLASS 2 (5/1/2001)
Accumulation unit value at beginning of
period                                   $   1.84  $   1.58  $   1.29  $  0.94  $  1.06  $  1.00       --       --       --       --
Accumulation unit value at end of period $   2.04  $   1.84  $   1.58  $  1.29  $  0.94  $  1.06       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)              3,045     2,336     1,901    1,151      250       94       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE
SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of
period                                   $   1.50  $   1.40  $   1.14  $  0.88  $  1.00       --       --       --       --       --
Accumulation unit value at end of period $   1.73  $   1.50  $   1.40  $  1.14  $  0.88       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                847       873       749      442       55       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH
SECURITIES FUND - CLASS 2 (3/3/2000)
Accumulation unit value at beginning of
period                                   $   0.55  $   0.53  $   0.48  $  0.36  $  0.51  $  0.61  $  1.00       --       --       --
Accumulation unit value at end of period $   0.59  $   0.55  $   0.53  $  0.48  $  0.36  $  0.51  $  0.61       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)              2,054     2,089     2,279    1,928      967      723      260       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND
- CLASS 2 (9/22/1999)
Accumulation unit value at beginning of
period                                   $   1.60  $   1.47  $   1.32  $  1.07  $  1.23  $  1.17  $  1.05  $  1.00       --       --
Accumulation unit value at end of period $   1.87  $   1.60  $   1.47  $  1.32  $  1.07  $  1.23  $  1.17  $  1.05       --       --
Number of accumulation units outstanding
at end of period (000 omitted)             10,913    11,340    11,643    4,692      966      546      170       31       --       --
------------------------------------------------------------------------------------------------------------------------------------




RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 51

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                          2006      2005      2004     2003     2002     2001     2000     1999     1998     1997
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND
- CLASS 2 (3/1/2002)
Accumulation unit value at beginning of
period                                   $   1.39  $   1.28  $   1.09  $  0.84  $  1.00       --       --       --       --       --
Accumulation unit value at end of period $   1.66  $   1.39  $   1.28  $  1.09  $  0.84       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)              1,562     1,549     1,200    1,018      286       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - SERVICE
CLASS (3/1/2002)
Accumulation unit value at beginning of
period                                   $   1.11  $   1.05  $   0.96  $  0.80  $  1.00       --       --       --       --       --
Accumulation unit value at end of period $   1.23  $   1.11  $   1.05  $  0.96  $  0.80       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                200       184       189        5       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE
CLASS (3/1/2002)
Accumulation unit value at beginning of
period                                   $   1.05  $   1.01  $   0.97  $  0.73  $  1.00       --       --       --       --       --
Accumulation unit value at end of period $   1.17  $   1.05  $   1.01  $  0.97  $  0.73       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                175       203       227      180       20       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE
CLASS (3/1/2002)
Accumulation unit value at beginning of
period                                   $   1.17  $   1.16  $   1.06  $  0.93  $  1.00       --       --       --       --       --
Accumulation unit value at end of period $   1.29  $   1.17  $   1.16  $  1.06  $  0.93       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)              3,207     3,304     3,221    1,510       11       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE
CLASS (3/1/2002)
Accumulation unit value at beginning of
period                                   $   1.67  $   1.46  $   1.14  $  0.85  $  1.00       --       --       --       --       --
Accumulation unit value at end of period $   2.16  $   1.67  $   1.46  $  1.14  $  0.85       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                161       159        55       38        6       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND -
CLASS IB SHARES (10/5/1998)
Accumulation unit value at beginning of
period                                   $   1.32  $   1.28  $   1.16  $  0.93  $  1.16  $  1.26  $  1.18  $  1.18  $  1.00       --
Accumulation unit value at end of period $   1.51  $   1.32  $   1.28  $  1.16  $  0.93  $  1.16  $  1.26  $  1.18  $  1.18       --
Number of accumulation units outstanding
at end of period (000 omitted)              3,460     4,185     4,645    5,239    5,706    6,280    6,616    4,302      239       --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND - CLASS IB
SHARES (3/1/2002)
Accumulation unit value at beginning of
period                                   $   1.12  $   1.11  $   1.08  $  1.05  $  1.00       --       --       --       --       --
Accumulation unit value at end of period $   1.16  $   1.12  $   1.11  $  1.08  $  1.05       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                 77        45        45       82        7       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND -
CLASS IB SHARES (9/22/1999)
Accumulation unit value at beginning of
period                                   $   1.21  $   1.10  $   0.96  $  0.76  $  0.93  $  1.19  $  1.33  $  1.00       --       --
Accumulation unit value at end of period $   1.53  $   1.21  $   1.10  $  0.96  $  0.76  $  0.93  $  1.19  $  1.33       --       --
Number of accumulation units outstanding
at end of period (000 omitted)              2,110     2,185     2,258    2,177    1,856    1,775    2,192      347       --       --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES
(8/26/1999)
Accumulation unit value at beginning of
period                                   $   1.07  $   0.96  $   0.82  $  0.63  $  0.92  $  1.40  $  1.48  $  1.00       --       --
Accumulation unit value at end of period $   1.11  $   1.07  $   0.96  $  0.82  $  0.63  $  0.92  $  1.40  $  1.48       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                822       851       922      951      888      782      403        1       --       --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO -
BALANCED FUND (2/21/1995)
Accumulation unit value at beginning of
period                                   $   1.98  $   1.93  $   1.79  $  1.51  $  1.76  $  1.99  $  2.07  $  1.83  $  1.60  $  1.36
Accumulation unit value at end of period $   2.24  $   1.98  $   1.93  $  1.79  $  1.51  $  1.76  $  1.99  $  2.07  $  1.83  $  1.60
Number of accumulation units outstanding
at end of period (000 omitted)              2,335     3,221     4,136    5,043    5,336    6,404    6,779    5,985    4,684    2,944
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO -CASH
MANAGEMENT FUND* (2/21/1995)
Accumulation unit value at beginning of
period                                   $   1.26  $   1.24  $   1.25  $  1.26  $  1.26  $  1.24  $  1.18  $  1.15  $  1.11  $  1.07
Accumulation unit value at end of period $   1.29  $   1.26  $   1.24  $  1.25  $  1.26  $  1.26  $  1.24  $  1.18  $  1.15  $  1.11
Number of accumulation units outstanding
at end of period (000 omitted)              3,923     6,630     7,059    5,254    8,572    8,409    4,421      941      749      231

*     The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006 were 3.08%
      and 3.13%, respectively.
------------------------------------------------------------------------------------------------------------------------------------




52 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSEPCTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                2006    2005    2004    2003    2002    2001    2000    1999    1998    1997
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED
BOND FUND (2/21/1995)
Accumulation unit value at beginning of period   $ 1.63  $ 1.62  $ 1.58  $ 1.53  $ 1.47  $ 1.38  $ 1.33  $ 1.33  $ 1.33  $ 1.24
Accumulation unit value at end of period         $ 1.68  $ 1.63  $ 1.62  $ 1.58  $ 1.53  $ 1.47  $ 1.38  $ 1.33  $ 1.33  $ 1.33
Number of accumulation units outstanding
at end of period (000 omitted)                    8,733   8,279   9,515   7,119   7,272   8,923   9,498   8,127   5,689   2,544
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED
EQUITY INCOME FUND (3/3/2000)
Accumulation unit value at beginning of period   $ 1.58  $ 1.41  $ 1.21  $ 0.87  $ 1.09  $ 1.08  $ 1.00      --      --      --
Accumulation unit value at end of period         $ 1.86  $ 1.58  $ 1.41  $ 1.21  $ 0.87  $ 1.09  $ 1.08      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    5,210   2,698   1,026     605     238     115       7      --      --      --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD
BOND FUND (8/26/1999)
Accumulation unit value at beginning of period   $ 1.19  $ 1.16  $ 1.05  $ 0.85  $ 0.93  $ 0.90  $ 1.00  $ 1.00      --      --
Accumulation unit value at end of period         $ 1.30  $ 1.19  $ 1.16  $ 1.05  $ 0.85  $ 0.93  $ 0.90  $ 1.00      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    4,475   3,380   3,074   2,699   2,403   5,449     556       8      --      --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP
EQUITY FUND (2/21/1995)
Accumulation unit value at beginning of period   $ 1.64  $ 1.56  $ 1.50  $ 1.18  $ 1.53  $ 1.89  $ 2.33  $ 1.91  $ 1.56  $ 1.27
Accumulation unit value at end of period         $ 1.86  $ 1.64  $ 1.56  $ 1.50  $ 1.18  $ 1.53  $ 1.89  $ 2.33  $ 1.91  $ 1.56
Number of accumulation units outstanding
at end of period (000 omitted)                    5,898   4,590   4,708   4,663   5,116   6,019   6,358   5,864   5,163   3,813
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT
DURATION U.S. GOVERNMENT FUND (3/3/2000)
Accumulation unit value at beginning of period   $ 1.15  $ 1.15  $ 1.16  $ 1.16  $ 1.11  $ 1.06  $ 1.00      --      --      --
Accumulation unit value at end of period         $ 1.18  $ 1.15  $ 1.15  $ 1.16  $ 1.16  $ 1.11  $ 1.06      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    2,281   2,359   2,330   1,256     248     117      39      --      --      --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL
CAP ADVANTAGE FUND (3/3/2000)
Accumulation unit value at beginning of period   $ 1.19  $ 1.15  $ 0.99  $ 0.68  $ 0.83  $ 0.90  $ 1.00      --      --      --
Accumulation unit value at end of period         $ 1.31  $ 1.19  $ 1.15  $ 0.99  $ 0.68  $ 0.83  $ 0.90      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      290     323     274     197     173      89      16      --      --      --
-------------------------------------------------------------------------------------------------------------------------------




RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 53

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                            2006      2005      2004      2003      2002
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (3/1/2002)
Accumulation unit value at beginning of period                              $  1.11   $  1.04   $  1.00   $  0.79   $  1.00
Accumulation unit value at end of period                                    $  1.16   $  1.11   $  1.04   $  1.00   $  0.79
Number of accumulation units outstanding at end of period (000 omitted)         452        79        25        --        --
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (4/28/2006)
Accumulation unit value at beginning of period                              $  1.00        --        --        --        --
Accumulation unit value at end of period                                    $  1.08        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)          --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP BALANCED PORTFOLIO SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                              $  1.09   $  1.05   $  1.02   $  0.91   $  1.00
Accumulation unit value at end of period                                    $  1.19   $  1.09   $  1.05   $  1.02   $  0.91
Number of accumulation units outstanding at end of period (000 omitted)          --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                              $  1.11   $  1.05   $  1.01   $  0.85   $  1.00
Accumulation unit value at end of period                                    $  1.23   $  1.11   $  1.05   $  1.01   $  0.85
Number of accumulation units outstanding at end of period (000 omitted)          --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                              $  0.99   $  0.95   $  0.94   $  0.72   $  1.00
Accumulation unit value at end of period                                    $  1.03   $  0.99   $  0.95   $  0.94   $  0.72
Number of accumulation units outstanding at end of period (000 omitted)          --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                              $  1.72   $  1.48   $  1.21   $  0.89   $  1.00
Accumulation unit value at end of period                                    $  1.90   $  1.72   $  1.48   $  1.21   $  0.89
Number of accumulation units outstanding at end of period (000 omitted)         374       196        54        19        --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                              $  1.47   $  1.38   $  1.14   $  0.88   $  1.00
Accumulation unit value at end of period                                    $  1.69   $  1.47   $  1.38   $  1.14   $  0.88
Number of accumulation units outstanding at end of period (000 omitted)          22        22        23        20        --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                              $  1.14   $  1.11   $  1.01   $  0.75   $  1.00
Accumulation unit value at end of period                                    $  1.22   $  1.14   $  1.11   $  1.01   $  0.75
Number of accumulation units outstanding at end of period (000 omitted)          --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                              $  1.29   $  1.19   $  1.07   $  0.87   $  1.00
Accumulation unit value at end of period                                    $  1.50   $  1.29   $  1.19   $  1.07   $  0.87
Number of accumulation units outstanding at end of period (000 omitted)         154        --       138       153        --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                              $  1.34   $  1.24   $  1.07   $  0.83   $  1.00
Accumulation unit value at end of period                                    $  1.60   $  1.34   $  1.24   $  1.07   $  0.83
Number of accumulation units outstanding at end of period (000 omitted)          --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                              $  1.09   $  1.04   $  0.95   $  0.80   $  1.00
Accumulation unit value at end of period                                    $  1.21   $  1.09   $  1.04   $  0.95   $  0.80
Number of accumulation units outstanding at end of period (000 omitted)          --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                              $  1.03   $  1.00   $  0.96   $  0.73   $  1.00
Accumulation unit value at end of period                                    $  1.14   $  1.03   $  1.00   $  0.96   $  0.73
Number of accumulation units outstanding at end of period (000 omitted)          --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                              $  1.14   $  1.13   $  1.04   $  0.92   $  1.00
Accumulation unit value at end of period                                    $  1.25   $  1.14   $  1.13   $  1.04   $  0.92
Number of accumulation units outstanding at end of period (000 omitted)          33        45        --        --        --
---------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                              $  1.61   $  1.41   $  1.10   $  0.85   $  1.00
Accumulation unit value at end of period                                    $  2.07   $  1.61   $  1.41   $  1.10   $  0.85
Number of accumulation units outstanding at end of period (000 omitted)          --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------




54 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                     2006      2005      2004      2003      2002
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (3/1/2002)
Accumulation unit value at beginning of period                                       $  1.12   $  1.09   $  1.00   $  0.81   $  1.00
Accumulation unit value at end of period                                             $  1.28   $  1.12   $  1.09   $  1.00   $  0.81
Number of accumulation units outstanding at end of period (000 omitted)                   --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND - CLASS IB SHARES (3/1/2002)
Accumulation unit value at beginning of period                                       $  1.06   $  1.05   $  1.02   $  1.05   $  1.00
Accumulation unit value at end of period                                             $  1.08   $  1.06   $  1.05   $  1.02   $  1.05
Number of accumulation units outstanding at end of period (000 omitted)                   --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/1/2002)
Accumulation unit value at beginning of period                                       $  1.33   $  1.20   $  1.06   $  0.84   $  1.00
Accumulation unit value at end of period                                             $  1.67   $  1.33   $  1.20   $  1.06   $  0.84
Number of accumulation units outstanding at end of period (000 omitted)                   12        14        14        --        --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/1/2002)
Accumulation unit value at beginning of period                                       $  1.24   $  1.13   $  0.97   $  0.74   $  1.00
Accumulation unit value at end of period                                             $  1.29   $  1.24   $  1.13   $  0.97   $  0.74
Number of accumulation units outstanding at end of period (000 omitted)                   --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (3/1/2002)
Accumulation unit value at beginning of period                                       $  1.05   $  1.03   $  0.96   $  0.82   $  1.00
Accumulation unit value at end of period                                             $  1.18   $  1.05   $  1.03   $  0.96   $  0.82
Number of accumulation units outstanding at end of period (000 omitted)                   --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (3/1/2002)
Accumulation unit value at beginning of period                                       $  0.97   $  0.96   $  0.97   $  0.99   $  1.00
Accumulation unit value at end of period                                             $  1.00   $  0.97   $  0.96   $  0.97   $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                  174        48        24        21       132

*     The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006 were 2.69%
      and 2.72%, respectively.
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/1/2002)
Accumulation unit value at beginning of period                                       $  1.04   $  1.04   $  1.01   $  1.01   $  1.00
Accumulation unit value at end of period                                             $  1.07   $  1.04   $  1.04   $  1.01   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                  638        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/1/2002)
Accumulation unit value at beginning of period                                       $  1.42   $  1.27   $  1.10   $  0.80   $  1.00
Accumulation unit value at end of period                                             $  1.67   $  1.42   $  1.27   $  1.10   $  0.80
Number of accumulation units outstanding at end of period (000 omitted)                1,423       623        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (3/1/2002)
Accumulation unit value at beginning of period                                       $  1.21   $  1.19   $  1.08   $  0.92   $  1.00
Accumulation unit value at end of period                                             $  1.32   $  1.21   $  1.19   $  1.08   $  0.92
Number of accumulation units outstanding at end of period (000 omitted)                  974       531       170        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/3/2003)
Accumulation unit value at beginning of period                                       $  1.42   $  1.36   $  1.31   $  1.00        --
Accumulation unit value at end of period                                             $  1.60   $  1.42   $  1.36   $  1.31        --
Number of accumulation units outstanding at end of period (000 omitted)                  681       810       502        --        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/1/2002)
Accumulation unit value at beginning of period                                       $  1.00   $  1.00   $  1.01   $  1.02   $  1.00
Accumulation unit value at end of period                                             $  1.02   $  1.00   $  1.00   $  1.01   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                  519       197        31        39        --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (3/1/2002)
Accumulation unit value at beginning of period                                       $  1.47   $  1.42   $  1.22   $  0.84   $  1.00
Accumulation unit value at end of period                                             $  1.61   $  1.47   $  1.42   $  1.22   $  0.84
Number of accumulation units outstanding at end of period (000 omitted)                   --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------




RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS 55

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts ...........................................   p. 3
Rating Agencies .......................................................   p. 4
Revenues Received During Calendar Year 2006 ...........................   p. 4
Principal Underwriter .................................................   p. 5
Independent Registered Public Accounting Firm .........................   p. 5
Condensed Financial Information (Unaudited) ...........................   p. 6
Financial Statements



56 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY - PROSPECTUS

RIVERSOURCE [LOGO](SM)
    ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member NASD.
         Insurance and annuity products are issued by RiverSource Life
                              Insurance Company.


           (C) 2007 Ameriprise Financial, Inc. All rights reserved.


45271 J (5/07)

PROSPECTUS


MAY 1, 2007

RIVERSOURCE(R)

ACCESSCHOICE SELECT VARIABLE ANNUITY


CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM COMBINATION FIXED/DEFERRED VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM COMBINATION FIXED/DEFERRED VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)


           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


This prospectus contains information that you should know before investing. Prospectuses are also available for:


AIM Variable Insurance Funds, Series II Shares                    Goldman Sachs Variable Insurance Trust (VIT)
AllianceBernstein Variable Products Series Fund, Inc. (Class B)   Janus Aspen Series: Series Shares
American Century(R) Variable Portfolios, Inc., Class II           Legg Mason Variable Portfolios I, Inc.
Columbia Funds Variable Insurance Trust                           MFS(R) Variable Insurance Trust(SM)- Service Class
Credit Suisse Trust                                               Oppenheimer Variable Account Funds, Service Shares
Dreyfus Investment Portfolios, Service Share Class                PIMCO Variable Investment Trust (VIT)
Dreyfus Variable Investment Fund, Service Share Class             Putnam Variable Trust - Class IB Shares
Eaton Vance Variable Trust (VT)                                   RiverSource(R) Variable Portfolio Funds
Fidelity(R) Variable Insurance Products Service Class 2           The Universal Institutional Funds, Inc., Class II Shares
Franklin(R) Templeton(R) Variable Insurance Products              Van Kampen Life Investment Trust Class II Shares
    Trust (FTVIPT) - Class 2                                      Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS

KEY TERMS .....................................................................3
THE CONTRACT IN BRIEF .........................................................5
EXPENSE SUMMARY ...............................................................7
CONDENSED FINANCIAL INFORMATION ..............................................13
FINANCIAL STATEMENTS .........................................................13
THE VARIABLE ACCOUNT AND THE FUNDS ...........................................13
THE GUARANTEE PERIOD ACCOUNTS (GPAS) .........................................30
THE FIXED ACCOUNT ............................................................31
BUYING YOUR CONTRACT .........................................................33
CHARGES ......................................................................35
VALUING YOUR INVESTMENT ......................................................42
MAKING THE MOST OF YOUR CONTRACT .............................................44
WITHDRAWALS ..................................................................53
TSA -- SPECIAL WITHDRAWAL PROVISIONS .........................................53
CHANGING OWNERSHIP ...........................................................54
BENEFITS IN CASE OF DEATH ....................................................54
OPTIONAL BENEFITS ............................................................57
THE ANNUITY PAYOUT PERIOD ....................................................73
TAXES ........................................................................75
VOTING RIGHTS ................................................................78
SUBSTITUTION OF INVESTMENTS ..................................................78
ABOUT THE SERVICE PROVIDERS ..................................................79
ADDITIONAL INFORMATION .......................................................81
APPENDICES TABLE OF CONTENTS AND CROSS-REFERENCE TABLE .......................82
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA) .........................83
APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES FOR CONTRACT OPTION L ..............85
APPENDIX C: EXAMPLE -- DEATH BENEFITS ........................................88
APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER ..............91
APPENDIX E: EXAMPLE -- SECURESOURCE(SM) RIDERS ...............................93
APPENDIX F: SECURESOURCE(SM) RIDERS -- ADDITIONAL RMD DISCLOSURE .............97
APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER .............98
APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER .......100
APPENDIX I: ASSET ALLOCATION PROGRAM FOR
    CONTRACTS PURCHASED BEFORE MAY 1, 2006 ..................................102
APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER DISCLOSURE ......103
APPENDIX K: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER DISCLOSURE ...............115
APPENDIX L: INCOME ASSURER BENEFIT(SM) RIDERS DISCLOSURE ....................123
APPENDIX M: CONDENSED FINANCIAL INFORMATION (UNAUDITED) .....................132
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ................140

CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.





------------------------------------------------------------------------------

2 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract, or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o     Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o     Roth IRAs under Section 408A of the Code

o     Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the
      Code

o     Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


------------------------------------------------------------------------------

4 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

THE CONTRACT IN BRIEF


This prospectus describes two contracts. Each contract has different expenses. Contract Option L has lower expenses than Contract Option C. Contract Option L has a four-year withdrawal charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment withdrawal charge schedule, but has a higher mortality and expense risk fee than Contract Option L. Contract Option L includes the option to purchase a living benefit rider; living benefit riders are not currently available on Contract Option C
(1). Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.

PURPOSE: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account, GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER.

Some of the factors you may wish to consider include:

o "Tax-free" exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for
      Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

o Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

o Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 75)

o Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.

o How long you intend to keep the contract: The contract has withdrawal charges (p. 7). Does the contract meet your current and anticipated future need for liquidity?

o If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?

o The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (p. 35)

o How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (p. 73)

o Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

o Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (p. 50)

(1) Living benefit riders were available on Contract Option C prior to May 1, 2007.



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 5

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:

o subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p.
      13)

o GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. Some states restrict the amount you can allocate to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (p. 30)

o the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 31)

o DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account"). (p. 31)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 49)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2 and may have other tax consequences. Certain other restrictions may apply. (p. 53)

OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits (p. 71). Under Contract Option L, we also offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protection Benefit(SM) Rider" p. 57) and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (SecureSource(SM) - Single Life) or the lifetime of you and your spouse (SecureSource(SM) - Joint Life) ("SecureSource(SM) Riders" p. 60). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year (p. 57). We previously offered other optional living benefits under both Contract Option L and Contract Option C (p. 71). Optional benefits vary by state and may have eligibility requirements.

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 54)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (p. 73)



------------------------------------------------------------------------------

6 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

         CONTRACT OPTION L
YEARS FROM PURCHASE PAYMENT RECEIPT              WITHDRAWAL CHARGE PERCENTAGE
                1-2                                           8%
                  3                                           7
                  4                                           6
                  Thereafter                                  0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

                        IF YOUR AIR IS 3.5%, THEN YOUR    IF YOUR AIR IS 5%, THEN YOUR
                        DISCOUNT RATE PERCENT (%) IS:     DISCOUNT RATE PERCENT (%) IS:
CONTRACT OPTION L                   6.55%                             8.05%
CONTRACT OPTION C                   6.65%                             8.15%


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

                                          TOTAL MORTALITY AND     VARIABLE ACCOUNT      TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:       EXPENSE RISK FEE     ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
 ROP Death Benefit                               1.55%                  0.15%                1.70%
 MAV Death Benefit                               1.75                   0.15                 1.90
 5% Accumulation Death Benefit                   1.90                   0.15                 2.05
 Enhanced Death Benefit                          1.95                   0.15                 2.10

IF YOU SELECT CONTRACT OPTION C AND:
 ROP Death Benefit                               1.65%                  0.15%                1.80%
 MAV Death Benefit                               1.85                   0.15                 2.00
 5% Accumulation Death Benefit                   2.00                   0.15                 2.15
 Enhanced Death Benefit                          2.05                   0.15                 2.20

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                      $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                           0.25%
BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                      0.40%
(As a percentage of the contract value charged annually on the contract anniversary.)


OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                                 MAXIMUM: 1.75%     CURRENT: 0.55%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

SECURESOURCE(SM) - SINGLE LIFE RIDER FEE(2)                                                  MAXIMUM: 1.50%     CURRENT: 0.65%
SECURESOURCE(SM) - JOINT LIFE RIDER FEE(2)                                                   MAXIMUM: 1.75%     CURRENT: 0.85%
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



------------------------------------------------------------------------------

8 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED UNDER CONTRACT OPTION L AND CONTRACT OPTION C

The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.

GUARANTOR(SM) WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE(2)                                   MAXIMUM: 1.50%     CURRENT: 0.65%
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE(2)                                                MAXIMUM: 1.50%     CURRENT: 0.55%
(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV  RIDER FEE                                                  MAXIMUM: 1.50%     CURRENT: 0.30%(3)
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE  RIDER FEE                         MAXIMUM: 1.75%     CURRENT: 0.60%(3)
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
RIDER FEE                                                                                    MAXIMUM: 2.00%     CURRENT: 0.65%(3)
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) Effective May 1, 2007, optional living benefits are not available on Contract Option C.

(2) In states where the SecureSource(SM) riders are not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where both the SecureSource(SM) riders and the Guarantor Withdrawal Benefit for Life(SM) rider are not available, you may select the Guarantor(SM) Withdrawal Benefit rider;
      see disclosure in Appendix L.

(3) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
      Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and
      Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
      Base -- 0.75%.

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)

                                                                          MINIMUM       MAXIMUM
Total expenses before fee waivers and/or expense reimbursements            0.51%         1.86%

(a)   Each fund deducts management fees and other expenses from fund assets.
      Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
      Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                               GROSS TOTAL
                                                                               MANAGEMENT   12b-1    OTHER       ANNUAL
                                                                                  FEES      FEES    EXPENSES    EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                                       0.72%     0.25%    0.30%**      1.27%(1),(2)
AIM V.I. Capital Appreciation Fund, Series II Shares                              0.61      0.25     0.30**       1.16(1)
AIM V.I. Capital Development Fund, Series II Shares                               0.75      0.25     0.35**       1.35(1),(2)
AIM V.I. Global Health Care Fund, Series II Shares                                0.75      0.25     0.36**       1.36(1)
AIM V.I. International Growth Fund, Series II Shares                              0.72      0.25     0.39**       1.36(1)
AIM V.I. Mid Cap Core Equity Fund, Series II Shares                               0.72      0.25     0.34**       1.31(1)
AllianceBernstein VPS Balanced Shares Portfolio (Class B)                         0.55      0.25     0.18         0.98
AllianceBernstein VPS Global Technology Portfolio (Class B)                       0.75      0.25     0.18         1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)                       0.55      0.25     0.06         0.86
AllianceBernstein VPS International Value Portfolio (Class B)                     0.75      0.25     0.10         1.10
American Century VP Inflation Protection, Class II                                0.49      0.25     0.01         0.75



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 9

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                               GROSS TOTAL
                                                                               MANAGEMENT   12b-1    OTHER       ANNUAL
                                                                                  FEES      FEES    EXPENSES    EXPENSES
American Century VP Mid Cap Value, Class II                                       0.90%     0.25%       --%       1.15%
American Century VP Ultra(R), Class II                                            0.90      0.25        --        1.15
American Century VP Value, Class II                                               0.83      0.25        --        1.08
Columbia High Yield Fund, Variable Series, Class B                                0.55      0.25      0.32        1.12(3)
Columbia Marsico Growth Fund, Variable Series, Class A                            0.74        --      0.27        1.01(3)
Columbia Marsico International Opportunities Fund, Variable Series, Class B       0.80      0.25      0.32        1.37(3)
Columbia Small Cap Value Fund, Variable Series, Class B                           0.80      0.25      0.11        1.16(4)
Credit Suisse Trust - Commodity Return Strategy Portfolio                         0.50      0.25      0.51        1.26(5)
Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares              0.75      0.25      0.06**      1.06(6)
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares           0.75      0.25      0.07        1.07
Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares   0.75      0.25      0.28        1.28
Dreyfus Variable Investment Fund International Value Portfolio, Service Shares    1.00      0.25      0.19        1.44(6)
Eaton Vance VT Floating-Rate Income Fund                                          0.57      0.25      0.37        1.19
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                           0.57      0.25      0.09        0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                                  0.57      0.25      0.12        0.94
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2                   0.32      0.25      0.12        0.69
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                 0.57      0.25      0.11        0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                                0.72      0.25      0.16        1.13
FTVIPT Franklin Income Securities Fund - Class 2                                  0.46      0.25      0.01        0.72
FTVIPT Franklin Rising Dividends Securities Fund - Class 2                        0.60      0.25      0.03**      0.88(7)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2                    0.48      0.25      0.30**      1.03(7)
FTVIPT Mutual Shares Securities Fund - Class 2                                    0.60      0.25      0.21        1.06
FTVIPT Templeton Global Income Securities Fund - Class 2                          0.56      0.25      0.16        0.97
FTVIPT Templeton Growth Securities Fund - Class 2                                 0.74      0.25      0.04        1.03
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                       0.80        --      0.07        0.87(8)
Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares              0.65        --      0.07        0.72(8)
Janus Aspen Series Large Cap Growth Portfolio: Service Shares                     0.64      0.25      0.05**      0.94
Legg Mason Partners Variable Small Cap Growth Portfolio, Class I                  0.75        --      0.21**      0.96
MFS(R) New Discovery Series - Service Class                                       0.90      0.25      0.13        1.28
MFS(R) Total Return Series - Service Class                                        0.75      0.25      0.10        1.10(9)
MFS(R) Utilities Series - Service Class                                           0.75      0.25      0.11        1.11
Oppenheimer Capital Appreciation Fund/VA, Service Shares                          0.64      0.25      0.03**      0.92(10)
Oppenheimer Global Securities Fund/VA, Service Shares                             0.62      0.25      0.04**      0.91(10)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                         0.72      0.25      0.03**      1.00(10)
Oppenheimer Strategic Bond Fund/VA, Service Shares                                0.62      0.25      0.02**      0.89(10)
PIMCO VIT All Asset Portfolio, Advisor Share Class                                0.18      0.25      0.86**      1.29
Putnam VT Health Sciences Fund - Class IB Shares                                  0.70      0.25      0.15**      1.10
Putnam VT International Equity Fund - Class IB Shares                             0.74      0.25      0.19**      1.18
Putnam VT Small Cap Value Fund - Class IB Shares                                  0.76      0.25      0.09**      1.10
Putnam VT Vista Fund - Class IB Shares                                            0.65      0.25      0.15**      1.05
RiverSource(R) Variable Portfolio - Cash Management Fund                          0.33      0.13      0.14        0.60(11)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                         0.46      0.13      0.15**      0.74(11)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                0.64      0.13      0.14**      0.91(11),(12)



------------------------------------------------------------------------------

10 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                               GROSS TOTAL
                                                                               MANAGEMENT   12b-1    OTHER       ANNUAL
                                                                                  FEES      FEES    EXPENSES    EXPENSES
RiverSource(R) Variable Portfolio - Emerging Markets Fund                         1.13%     0.13%    0.25%**      1.51%(11),(12)
RiverSource(R) Variable Portfolio - Fundamental Value Fund                        0.72      0.13     0.17**       1.02(11),(12),(13)
RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund    0.44      0.13     0.15**       0.72(11),(13)
RiverSource(R) Variable Portfolio - Growth Fund                                   0.71      0.13     0.17**       1.01(11),(12)
RiverSource(R) Variable Portfolio - High Yield Bond Fund                          0.59      0.13     0.16**       0.88(11)
RiverSource(R) Variable Portfolio - Income Opportunities Fund                     0.61      0.13     0.16**       0.90(11),(13)
RiverSource(R) Variable Portfolio - International Opportunity Fund                0.76      0.13     0.19**       1.08(11),(12)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                         0.57      0.13     0.13**       0.83(11),(12)
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                           0.60      0.13     0.15**       0.88(11),(12),(13)
RiverSource(R) Variable Portfolio - Mid Cap Value Fund                            0.72      0.13     0.22**       1.07(11),(12),(13)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                            0.22      0.13     0.16**       0.51(11),(13)
RiverSource(R) Variable Portfolio - Select Value Fund                             0.72      0.13     0.37**       1.22(11),(12),(13)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund           0.48      0.13     0.16**       0.77(11)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                          1.00      0.13     0.19**       1.32(11),(12),(13)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares              0.56      0.25     0.03         0.84
Van Kampen UIF Global Real Estate Portfolio, Class II Shares                      0.85      0.35     0.66         1.86(14)
Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares                          0.75      0.35     0.31         1.41(14)
Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares                        0.73      0.35     0.28         1.36(14)
Wanger International Small Cap                                                    0.91        --     0.10         1.01
Wanger U.S. Smaller Companies                                                     0.90        --     0.05         0.95

 * The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies
      (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)   Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
      Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value
      Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund,
      Series II Shares.

(3) The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees. The Fund's Investment Adviser and Distributor have contractually agreed to waive advisory fees and reimburse the Fund for certain expenses (subject to certain exclusions) through April 30, 2008. After fee waivers and expense reimbursements net expenses would be 0.66% for Columbia High Yield Fund, Variable Series,
      Class B. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

(4) Other expenses have been restated to reflect contractual changes to fees paid by the Fund. The Fund's Advisor and Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses
      (subject to certain exclusions). After fee waivers and expense reimbursements net expenses would be 1.10% for Columbia Small Cap Value
      Fund, Variable Series, Class B. This arrangement may be modified or terminated by the advisor or distributor at any time.

(5) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.

(6) The Dreyfus Corporation has agreed, until Dec. 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares and
      1.40% for Dreyfus Variable Investment Fund International Value
      Portfolio, Service Shares.

(7) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange
      Commission (SEC). After fee reductions net expenses would be 0.87% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.02% for
      FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.

(8) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
      Investment Adviser has voluntarily agreed to limit "Other expenses"
      (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares and 0.044% of the Fund's average daily net assets for Goldman Sachs VIT Structured
      U.S. Equity Fund - Institutional Shares. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(9)   The Fund's management fee as set forth in its Investment Advisory
      Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
      Board of Trustees.


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 11

(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
      Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(11) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(12) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.01% for RiverSource(R)
      Variable Portfolio - Fundamental Value Fund, 0.10% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund and 0.06% for RiverSource(R)
      Variable Portfolio - Select Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
      Fund, 0.04% for RiverSource(R) Variable Portfolio - Emerging Markets
      Fund, 0.11% for RiverSource(R) Variable Portfolio - Growth Fund, 0.01% for RiverSource(R) Variable Portfolio - International Opportunity Fund,
      0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity Fund,
      0.02% for RiverSource(R) Variable Portfolio - Mid Cap Value Fund and
      0.05% for RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec.
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.07% for RiverSource(R) Variable Portfolio -
      Fundamental Value Fund, 0.72% for RiverSource(R) Variable Portfolio -
      Global Inflation Protected Securities Fund, 0.99% for RiverSource(R)
      Variable Portfolio - Income Opportunities Fund, 1.00% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund, 1.08% for RiverSource(R)
      Variable Portfolio - Mid Cap Value Fund, 0.495% for RiverSource(R)
      Variable Portfolio - S&P 500 Index Fund, 1.00% for RiverSource(R)
      Variable Portfolio - Select Value Fund and 1.20% for RiverSource(R)
      Variable Portfolio - Small Cap Value Fund.

(14) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate
      Portfolio, Class II Shares, 1.15% for Van Kampen UIF Mid Cap Growth
      Portfolio, Class II Shares and 1.26% for Van Kampen UIF U.S. Real Estate
      Portfolio, Class II Shares.


EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES
(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


CURRENTLY OFFERED UNDER CONTRACT OPTION L

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource(SM) - Joint Life Rider and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                     IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                     IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                               AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                              1 YEAR      3 YEARS     5 YEARS    10 YEARS         1 YEAR     3 YEARS     5 YEARS    10 YEARS
Contract Option L            $1,406.08   $2,499.03   $2,966.80   $5,779.53        $606.08   $1,799.03   $2,966.80   $5,779.53

CURRENTLY OFFERED UNDER CONTRACT OPTION C

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                     IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                     IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                               AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                              1 YEAR      3 YEARS     5 YEARS    10 YEARS         1 YEAR     3 YEARS     5 YEARS    10 YEARS
Contract Option C            $426.71     $1,289.53   $2,165.04   $4,410.60        $426.71   $1,289.53   $2,165.04   $4,410.60



------------------------------------------------------------------------------

12 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

PREVIOUSLY OFFERED UNDER CONTRACT OPTION L & CONTRACT OPTION C

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                     IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                     IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                               AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                              1 YEAR      3 YEARS     5 YEARS    10 YEARS         1 YEAR     3 YEARS     5 YEARS    10 YEARS
Contract Option L            $1,436.71   $2,624.16   $3,230.55   $6,581.23        $636.71   $1,924.16   $3,230.55   $6,581.23
Contract Option C               646.96    1,953.13    3,275.83    6,656.23         646.96    1,953.13    3,275.83    6,656.23

ALL CONTRACTS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                     IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                     IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                               AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                              1 YEAR      3 YEARS     5 YEARS    10 YEARS         1 YEAR     3 YEARS     5 YEARS    10 YEARS
Contract Option L            $1,026.83   $1,399.26   $1,197.84   $2,568.47        $226.83   $699.26     $1,197.84   $2,568.47
Contract Option C               237.08      730.11    1,249.41    2,671.92         237.08    730.11      1,249.41    2,671.92

(1) In these examples, the $40 contract administrative charge is estimated as a .003% charge for Option L and a .003% for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts in Appendix M.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 13

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.


      o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

      o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

      o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
            Section 817(h) of the Code.

      o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

      o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

      o REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.



------------------------------------------------------------------------------

14 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

            Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

            The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

      o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

            o Compensating, training and educating investment professionals who sell the contracts.

            o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

            o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

            o Providing sub-transfer agency and shareholder servicing to contract owners.

            o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

            o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

            o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

            o Subaccounting, transaction processing, recordkeeping and administration.


      o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

      o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 15

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic         N            Y             Long-term growth of capital. Invests at least 65%           A I M Advisors, Inc.
Value Fund,                                       of its total assets in equity securities of U.S. issuers
Series II Shares                                  that have market capitalizations of greater than
                                                  $500 million and are believed to be undervalued in
                                                  relation to long-term earning power or other factors.
                                                  The fund may invest up to 25% of its total assets in
                                                  foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital       Y            Y             Growth of capital. Invests principally in common            A I M Advisors, Inc.
Appreciation Fund,                                stocks of companies likely to benefit from new or
Series II Shares                                  innovative products, services or processes as well as
                                                  those with above-average long-term growth and
                                                  excellent prospects for future growth. The fund can
                                                  invest up to 25% of its total assets in foreign securities that involve risks not associated with investing solely
                                                  in the United States.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital       Y            Y             Long-term growth of capital. Invests primarily in           A I M Advisors, Inc.
Development Fund,                                 securities (including common stocks, convertible
Series II Shares                                  securities and bonds) of small- and medium-sized
                                                  companies. The Fund may invest up to 25% of its total
                                                  assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global        Y            Y             Capital growth. The fund seeks to meet its objective        A I M Advisors, Inc.
Health Care Fund,                                 by investing, normally, at least 80% of its assets in
Series II Shares                                  securities of health care industry companies. The fund
                                                  may invest up to 20% of its total assets in companies
                                                  located in developing countries, i.e., those countries
                                                  that are in the initial stages of their industrial cycles.
                                                  The fund may also invest up to 5% of its total assets in
                                                  lower-quality debt securities, i.e., junk bonds.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I.               Y            Y             Long-term growth of capital. Invests primarily in a         A I M Advisors, Inc.
International                                     diversified portfolio of international equity securities,
Growth Fund,                                      whose issuers are considered to have strong earnings
Series II Shares                                  momentum. The fund may invest up to 20% of its
                                                  total assets in security issuers located in developing
                                                  countries and in securities exchangeable for or
                                                  convertible into equity securities of foreign
                                                  companies.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

16 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap       N            Y             Long-term growth of capital. Invests normally at least      A I M Advisors, Inc.
Core Equity Fund,                                 80% of its net assets, plus the amount of any
Series II Shares                                  borrowings for investment purposes, in equity
                                                  securities, including convertible securities, of medium
                                                  sized companies. The fund may invest up to 20% of
                                                  its net assets in equity securities of companies in other
                                                  market capitalization ranges or in investment grade
                                                  debt securities. The fund may also invest up to 25% of
                                                  its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein      N            Y             Total return consistent with reasonable risk, through a     AllianceBernstein L.P.
VPS Balanced                                      combination of income and longer-term growth of
Shares Portfolio                                  capital. Invests primarily in U.S. government and
(Class B)                                         agency obligations, bonds, fixed-income and equity
                                                  securities of non-U.S. issuers (including short- and
                                                  long-term debt securities and preferred stocks to the
                                                  extent the Advisor deems best adapted to the current
                                                  economic and market outlook), and common stocks.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein      Y            Y             Long-term growth of capital. The Fund invests at least      AllianceBernstein L.P.
VPS Global                                        80% of its net assets in securities of companies that
Technology                                        use technology extensively in the development of new
Portfolio (Class B)                               or improved products or processes. Invests in a global
                                                  portfolio of securities of U.S. and foreign companies
                                                  selected for their growth potential.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein      Y            Y             Long-term growth of capital. Invests primarily in the       AllianceBernstein L.P.
VPS Growth and                                    equity securities of domestic companies that the
Income Portfolio                                  Advisor deems to be undervalued.
(Class B)

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein      Y            Y             Long-term growth of capital. Invests primarily in a         AllianceBernstein L.P.
VPS International                                 diversified portfolio of equity securities of established
Value Portfolio                                   companies selected from more than 40 industries and
(Class B)                                         from more than 40 developed and emerging market
                                                  countries.

------------------------------------------------------------------------------------------------------------------------------------
American Century       N            Y             Long-term total return. To protect against U.S. inflation   American Century
VP Inflation                                                                                                  Investment
Protection, Class II                                                                                          Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
American Century       Y            Y             Long-term capital growth with income as a secondary         American Century
VP Mid Cap Value,                                 objective. Long-term capital growth with income as          Investment
Class II                                          secondary objective. Invests primarily in stocks of         Management, Inc.
                                                  companies that management believes are undervalued
                                                  at the time of purchase. The fund will invest at least
                                                  80% of its assets in securities of companies whose
                                                  market capitalization at the time of purchase is within
                                                  the capitalization range of the Russell 3000 Index,
                                                  excluding the largest 100 such companies.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 17

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
American Century       Y            Y             Long-term capital growth. Analytical research tools         American Century
VP Ultra(R),                                      and techniques are used to identify the stocks of           Investment
Class II                                          larger-sized companies that appear to have the              Management, Inc.
                                                  best opportunity of sustaining long-term above
                                                  average growth.

------------------------------------------------------------------------------------------------------------------------------------
American Century       Y            Y             Long-term capital growth, with income as a secondary        American Century
VP Value, Class II                                objective. Invests primarily in stocks of companies         Investment
                                                  that management believes to be undervalued at the           Management, Inc.
                                                  time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
Columbia High          Y            Y             High level of current income with capital appreciation      Columbia Management
Yield Fund,                                       as a secondary objective when consistent with the goal      Advisors, LLC
Variable Series,                                  of high current income. The Fund normally invests at
Class B                                           least 80% of its net assets (plus any borrowings for
                                                  investment purposes) in high yielding corporate debt
                                                  securities, such as bonds, debentures and notes that are
                                                  rated below investment grade, or unrated securities
                                                  which the Fund's investment advisor has determined
                                                  to be of comparable quality. No more than 10% of the
                                                  Fund's total assets will normally be invested in
                                                  securities rated CCC or lower by S&P or Caa or lower
                                                  by Moody's.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico       Y            Y             Long-term growth of capital. The Fund invests               Columbia Management
Growth Fund,                                      primarily in equity securities of large-capitalization      Advisors, LLC
Variable Series,                                  companies that are selected for their growth potential.     (advisor); Marsico
Class A                                           It generally holds a core position of between 35 and        Capital Management,
                                                  50 common stocks. It may hold up to 25% of its assets       LLC (sub-advisor)
                                                  in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico       Y            Y             Long-term growth of capital. The Fund normally              Columbia Management
International                                     invests at least 65% of its assets in common stocks of      Advisors, LLC
Opportunities Fund,                               foreign companies. While the Fund may invest in             (advisor); Marsico
Variable Series,                                  companies of any size, it focuses on large companies.       Capital Management,
Class B                                           These companies are selected for their long-term            LLC (sub-advisor)
                                                  growth potential. The Fund normally invests in issuers
                                                  from at least three different countries not including the
                                                  United States and generally holds a core position of 35
                                                  to 50 common stocks. The Fund may invest in common
                                                  stocks of companies operating in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Columbia Small         Y            Y             Long-term growth by investing primarily in smaller          Columbia Management
Cap Value Fund,                                   capitalization (small-cap) equities. Under normal market    Advisors, LLC
Variable Series,                                  conditions, the Fund invests at least 80% of its net
Class B                                           assets (plus any borrowings for investment purposes) in
                                                  small-cap stocks. When purchasing securities for the
                                                  Fund, the advisor generally chooses securities of
                                                  companies it believes are undervalued. The Fund may
                                                  invest up to 10% of its assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

18 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse          Y            Y             Total return. Invests in commodity-linked derivative        Credit Suisse Asset
Trust - Commodity                                 instruments backed by a portfolio of short-maturity         Management, LLC
Return Strategy                                   investment-grade fixed income securities normally
Portfolio                                         having an average duration of one year or less.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment     N            Y             Investment results greater than the total return            The Dreyfus
Portfolios MidCap                                 performance of publicly traded common stocks of             Corporation
Stock Portfolio,                                  medium-sized domestic companies in the aggregate,
Service Shares                                    as represented by the Standard & Poor's Midcap 400
                                                  Index. The portfolio normally invests at least 80% of
                                                  its assets in stocks of mid-size companies. The
                                                  portfolio invests in growth and value stocks, which are
                                                  chosen through a disciplined investment process that
                                                  combines computer modeling techniques, fundamental
                                                  analysis and risk management. Consistency of returns
                                                  compared to the S&P 400 is a primary goal of the
                                                  investment process. The portfolio's stock investments
                                                  may include common stocks, preferred stocks,
                                                  convertible securities and depository receipts,
                                                  including those issued in initial public offerings or
                                                  shortly thereafter.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable       N            Y             Long-term capital growth consistent with the                The Dreyfus
Investment Fund                                   preservation of capital. Its secondary goal is current      Corporation - Fayez
Appreciation                                      income. To pursue these goals, the portfolio normally       Sarofim & Co. is the
Portfolio,                                        invests at least 80% of its assets in common stocks.        portfolio's
Service Shares                                    The portfolio focuses on "blue chip" companies with         sub-investment advisor
                                                  total market capitalizations of more than $5 billion at
                                                  the time of purchase, including multinational
                                                  companies. These established companies have
                                                  demonstrated sustained patterns of profitability, strong
                                                  balance sheets, an expanding global presence and the
                                                  potential to achieve predictable, above-average
                                                  earnings growth.

------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable       Y            Y             Capital growth. To pursue this goal, the portfolio          The Dreyfus
Investment Fund                                   primarily invests in growth stocks of foreign               Corporation
International                                     companies. Normally, the portfolio invests at least
Equity Portfolio,                                 80% of its assets in stocks, including common stocks,
Service Shares                                    preferred stocks and convertible securities, including
                                                  those purchased in initial public offering.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 19

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable       Y            Y             Long-term capital growth. To pursue this goal, the          The Dreyfus
Investment Fund                                   portfolio normally invests at least 80% of its assets in    Corporation
International                                     stocks. The portfolio ordinarily invests most of its
Value Portfolio,                                  assets in securities of foreign companies which
Service Shares                                    Dreyfus considers to be value companies. The
                                                  portfolio's stock investments may include common
                                                  stocks, preferred stocks and convertible securities,
                                                  including those purchased in initial public offerings or
                                                  shortly thereafter. The portfolio may invest in
                                                  companies of any size. The portfolio may also invest
                                                  in companies located in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance            Y            Y             High level of current income. Non-diversified mutual        Eaton Vance Management
VT Floating-Rate                                  fund that normally invests primarily in senior floating
Income Fund                                       rate loans ("Senior Loans"). Senior Loans typically
                                                  are of below investment grade quality and have below
                                                  investment grade credit ratings, which ratings are
                                                  associated with having high risk, speculative
                                                  characteristics. Investments are actively managed, and
                                                  may be bought or sold on a daily basis (although loans
                                                  are generally held until repaid). The investment
                                                  adviser's staff monitors the credit quality of the Fund
                                                  holdings, as well as other investments that are
                                                  available. The Fund may invest up to 25% of its total
                                                  assets in foreign securities and may engage in certain
                                                  hedging transactions.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP        Y            Y             Long-term capital appreciation. Normally invests            Fidelity Management &
Contrafund(R)                                     primarily in common stocks. Invests in securities of        Research Company
Portfolio                                         companies whose value it believes is not fully              (FMR), investment
Service Class 2                                   recognized by the public. Invests in either "growth"        manager; FMR U.K. and
                                                  stocks or "value" stocks or both. The fund invests in       FMR Far East,
                                                  domestic and foreign issuers.                               sub-investment
                                                                                                              advisers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP        N            Y             Achieve capital appreciation. Normally invests              Fidelity Management &
Growth Portfolio                                  primarily in common stocks. Invests in companies            Research Company
Service Class 2                                   that it believes have above-average growth potential        (FMR), investment
                                                  (stocks of these companies are often called "growth"        manager; FMR U.K., FMR
                                                  stocks). The Fund invests in domestic and                   Far East,
                                                  foreign issuers.                                            sub-investment
                                                                                                              advisers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP        Y            Y             High level of current income consistent with the            Fidelity Management &
Investment Grade                                  preservation of capital. Normally invests at least 80%      Research Company
Bond Portfolio                                    of assets in investment-grade debt securities (those of     (FMR), investment
Service Class 2                                   medium and high quality) of all types and repurchase        manager; FMR U.K., FMR
                                                  agreements for those securities.                            Far East,
                                                                                                              sub-investment
                                                                                                              advisers.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

20 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP        Y            Y             Long-term growth of capital. Normally invests               Fidelity Management &
Mid Cap Portfolio                                 primarily in common stocks. Normally invests at least       Research Company
Service Class 2                                   80% of assets in securities of companies with medium        (FMR), investment
                                                  market capitalizations. May invest in companies with        manager; FMR U.K., FMR
                                                  smaller or larger market capitalizations. Invests in        Far East,
                                                  domestic and foreign issuers. The Fund invests in           sub-investment
                                                  either "growth" or "value" common stocks or both.           advisers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP        Y            Y             Long-term growth of capital. Normally invests               Fidelity Management &
Overseas Portfolio                                primarily in common stocks of foreign securities.           Research Company
Service Class 2                                   Normally invests at least 80% of assets in                  (FMR), investment
                                                  non-U.S. securities.                                        manager; FMR U.K., FMR
                                                                                                              Far East, Fidelity
                                                                                                              International
                                                                                                              Investment Advisors
                                                                                                              (FIIA) and FIIA U.K.,
                                                                                                              sub-investment
                                                                                                              advisers.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin        Y            Y             Maximize income while maintaining prospects for             Franklin Advisers,
Income Securities                                 capital appreciation. The Fund normally invests in          Inc.
Fund - Class 2                                    both equity and debt securities. The Fund seeks
                                                  income by investing in corporate, foreign and
                                                  U.S. Treasury bonds as well as stocks with dividend
                                                  yields the manager believes are attractive.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin        N            Y             Long-term capital appreciation, with preservation of        Franklin Advisory
Rising Dividends                                  capital as an important consideration. The Fund             Services, LLC
Securities Fund -                                 normally invests at least 80% of its net assets in
Class 2                                           investments of companies that have paid rising
                                                  dividends, and normally invests predominantly in
                                                  equity securities.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin        N            Y             Long-term capital growth. The Fund normally invests         Franklin Advisers,
Small-Mid Cap                                     at least 80% of its net assets in investments of small      Inc.
Growth Securities                                 capitalization (small cap) and mid capitalization
Fund - Class 2                                    (mid cap) companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual          N            Y             Capital appreciation, with income as a secondary goal.      Franklin Mutual
Shares Securities                                 The Fund normally invests primarily in equity               Advisers, LLC
Fund - Class 2                                    securities of companies that the manager believes are
                                                  undervalued. The Fund also invests, to a lesser extent
                                                  in risk arbitrage securities and distressed companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton       Y            Y             High current income consistent with preservation of         Franklin Advisers,
Global Income                                     capital, with capital appreciation as a secondary           Inc.
Securities Fund -                                 consideration. The Fund normally invests mainly in
Class 2                                           debt securities of governments and their political
                                                  subdivisions and agencies, supranational organizations
                                                  and companies located anywhere in the world,
                                                  including emerging markets.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 21

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton       Y            Y             Long-term capital growth. The Fund normally invests         Franklin Advisers,
Growth Securities                                 primarily in equity securities of companies located         Inc.
Fund - Class 2                                    anywhere in the world, including those in the U.S. and
                                                  in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs          Y            Y             Long-term capital appreciation. The Fund invests,           Goldman Sachs Asset
VIT Mid Cap                                       under normal circumstances, at least 80% of its net         Management, L.P.
Value Fund -                                      assets plus any borrowings for investment purposes
Institutional Shares                              (measured at time of purchase) ("Net Assets") in a
                                                  diversified portfolio of equity investments in mid-cap
                                                  issuers with public stock market capitalizations (based
                                                  upon shares available for trading on an unrestricted
                                                  basis) within the range of the market capitalization of
                                                  companies constituting the Russell Midcap(R) Value
                                                  Index at the time of investment. If the market
                                                  capitalization of a company held by the Fund moves
                                                  outside this range, the Fund may, but is not required
                                                  to, sell the securities. The capitalization range of the
                                                  Russell Midcap(R) Value Index is currently between
                                                  $613 million and $18.3 billion. Although the Fund
                                                  will invest primarily in publicly traded U.S. securities,
                                                  it may invest up to 25% of its Net Assets in foreign
                                                  securities, including securities of issuers in countries
                                                  with emerging markets or economies ("emerging
                                                  countries") and securities quoted in foreign currencies.
                                                  The Fund may invest in the aggregate up to 20% of its
                                                  Net Assets in companies with public stock market
                                                  capitalizations outside the range of companies
                                                  constituting the Russell Midcap(R) Value Index at the
                                                  time of investment and in fixed-income securities,
                                                  such as government, corporate and bank debt
                                                  obligations.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

22 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs          Y            Y             Long-term growth of capital and dividend income.            Goldman Sachs Asset
VIT Structured                                    The Fund invests, under normal circumstances, at least      Management, L.P.
U.S. Equity Fund -                                90% of its total assets (not including securities lending
Institutional Shares                              collateral and any investment of that collateral)
                                                  measured at time of purchase ("Total Assets") in a
                                                  diversified portfolio of equity investments in
                                                  U.S. issuers, including foreign companies that are
                                                  traded in the United States. However, it is currently
                                                  anticipated that, under normal circumstances, the Fund
                                                  will invest at least 95% of its net assets plus any
                                                  borrowings for investment purposes (measured at the
                                                  time of purchase) in such equity investments.
                                                  The Fund's investments are selected using both a
                                                  variety of quantitative techniques and fundamental
                                                  research in seeking to maximize the Fund's expected
                                                  return, while maintaining risk, style, capitalization and
                                                  industry characteristics similar to the S&P 500 Index.
                                                  The Fund seeks a broad representation in most major
                                                  sectors of the U.S. economy and a portfolio consisting
                                                  of companies with average long-term earnings growth
                                                  expectations and dividend yields. The Fund is not
                                                  required to limit its investments to securities in the
                                                  S&P 500 Index. The Fund's investments in
                                                  fixed-income securities are limited to securities that
                                                  are considered cash equivalents.

------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series     Y            Y             Long-term growth of capital in a manner consistent          Janus Capital
Large Cap Growth                                  with the preservation of capital. Invests under normal
Portfolio:                                        circumstances at least 80% of its net assets in
Service Shares                                    common stocks of large-sized companies. Large-sized
                                                  companies are those whose market capitalization falls
                                                  within the range of companies in the Russell 1000(R)
                                                  Index at the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
Legg Mason             Y            Y             Long-term growth of capital. Under normal                   Legg Mason Partners
Partners Variable                                 circumstances, the fund invests at least 80% of its net     Fund Advisor, LLC,
Small Cap Growth                                  assets in equity securities of companies with small         adviser; ClearBridge
Portfolio, Class I                                market capitalizations and related investments.             Advisors, LLC,
                                                                                                              subadviser

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) New             N            Y             Capital appreciation. Invests in stocks of companies        MFS Investment
Discovery Series -                                MFS believes to have above average earnings growth          Management(R)
Service Class                                     potential compared to other companies (growth
                                                  companies).

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total           Y            Y             Total return. Invests primarily in equity and fixed         MFS Investment
Return Series -                                   income securities. MFS invests between 40% and 75%          Management(R)
Service Class                                     of the fund's net assets in equity securities and at least
                                                  25% of the fund's total assets in fixed-income senior
                                                  securities.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 23

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities       Y            Y             Total return. Normally invests at least 80% of the          MFS Investment
Series -                                          fund's net assets in securities of issuers in the           Management(R)
Service Class                                     utilities industry.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer            Y            Y             Capital appreciation. Invests in securities of              OppenheimerFunds, Inc.
Capital Appreciation                              well-known, established companies.
Fund/VA,
Service Shares

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer            Y            Y             Long-term capital appreciation. Invests mainly in           OppenheimerFunds, Inc.
Global Securities                                 common stocks of U.S. and foreign issuers that are
Fund/VA,                                          "growth-type" companies, cyclical industries and
Service Shares                                    special situations that are considered to have
                                                  appreciation possibilities.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer            Y            Y             Capital appreciation. Invests mainly in common stocks       OppenheimerFunds, Inc.
Main Street                                       of small-capitalization U.S. companies that the fund's
Small Cap                                         investment manager believes have favorable business
Fund/VA,                                          trends or prospects.
Service Shares

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer            Y            Y             High level of current income principally derived from       OppenheimerFunds, Inc.
Strategic Bond                                    interest on debt securities. Invests mainly in three
Fund/VA,                                          market sectors: debt securities of foreign governments
Service Shares                                    and companies, U.S. government securities and
                                                  lower-rated high yield securities of U.S. and foreign
                                                  companies.

------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All          Y            Y             Maximum real return consistent with preservation of         Pacific Investment
Asset Portfolio,                                  real capital and prudent investment management              Management
Advisor Share Class                               period. The Portfolio seeks to achieve its investment       Company LLC
                                                  objective by investing under normal circumstances
                                                  substantially all of its assets in Institutional Class
                                                  shares of the PIMCO Funds, an affiliated open-end
                                                  investment company, except the All Asset and All
                                                  Asset All Authority Funds ("Underlying Funds").
                                                  Though it is anticipated that the Portfolio will not
                                                  currently invest in the European StockPLUS(R) TR
                                                  Strategy, Far East (ex-Japan) StocksPLUS(R) TR
                                                  Strategy, Japanese StocksPLUS(R) TR Strategy,
                                                  StocksPLUS(R) Municipal-Backed and StocksPLUS(R)
                                                  TR Short Strategy Funds, the Portfolio may invest in
                                                  these Funds in the future, without shareholder
                                                  approval, at the discretion of the Portfolio's asset
                                                  allocation sub-adviser.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

24 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health       N            Y             Capital appreciation. The fund pursues its goal by          Putnam Investment
Sciences Fund -                                   investing mainly in common stocks of companies              Management, LLC
Class IB Shares                                   in the health sciences industries, with a focus on
                                                  growth stocks. Under normal circumstances, the fund
                                                  invests at least 80% of its net assets in securities of
                                                  (a) companies that derive at least 50% of their assets,
                                                  revenues or profits from the pharmaceutical, health
                                                  care services, applied research and development
                                                  and medical equipment and supplies industries, or
                                                  (b) companies Putnam Management thinks have the
                                                  potential for growth as a result of their particular
                                                  products, technology, patents or other market
                                                  advantages in the health sciences industries.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT              N            Y             Capital appreciation. The fund pursues its goal by          Putnam Investment
International                                     investing mainly in common stocks of companies              Management, LLC
Equity Fund -                                     outside the United States that Putnam Management
Class IB Shares                                   believes have favorable investment potential. Under
                                                  normal circumstances, the fund invests at least 80% of
                                                  its net assets in equity investments.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT              N            Y             Capital appreciation. The fund pursues its goal by          Putnam Investment
Small Cap                                         investing mainly in common stocks of U.S. companies,        Management, LLC
Value Fund -                                      with a focus on value stocks. Under normal
Class IB Shares                                   circumstances, the fund invests at least 80% of its
                                                  net assets in small companies of a size similar to those
                                                  in the Russell 2000 Value Index.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT              N            Y             Capital appreciation. The fund pursues its goal by          Putnam Investment
Vista Fund -                                      investing mainly in common stocks of U.S. companies,        Management, LLC
Class IB Shares                                   with a focus on growth stocks.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             Maximum current income consistent with liquidity and        RiverSource
Variable Portfolio -                              stability of principal. Invests primarily in money market   Investments, LLC
Cash Management                                   instruments, such as marketable debt obligations issued
Fund                                              by corporations or the U.S. government or its agencies,
                                                  bank certificates of deposit, bankers' acceptances,
                                                  letters of credit and commercial paper, including
                                                  asset-backed commercial paper.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 25

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             High level of current income while attempting to            RiverSource
Variable Portfolio -                              conserve the value of the investment for the longest        Investments, LLC
Diversified Bond                                  period of time. Under normal market conditions, the
Fund                                              Fund invests at least 80% of its net assets in bonds and
                                                  other debt securities. At least 50% of the Fund's net
                                                  assets will be invested in securities like those included
                                                  in the Lehman Brothers Aggregate Bond Index
                                                  (Index), which are investment grade and denominated
                                                  in U.S. dollars. The Index includes securities issued
                                                  by the U.S. government, corporate bonds and
                                                  mortgage- and asset-backed securities. Although the
                                                  Fund emphasizes high- and medium-quality debt
                                                  securities, it will assume some credit risk to achieve
                                                  higher yield and/or capital appreciation by buying
                                                  lower-quality (junk) bonds.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             High level of current income and, as a secondary goal,      RiverSource
Variable Portfolio -                              steady growth of capital. Under normal market               Investments, LLC
Diversified Equity                                conditions, the Fund invests at least 80% of its net
Income Fund                                       assets in dividend-paying common and preferred
                                                  stocks. The Fund may invest up to 25% of its total
                                                  assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             Long-term capital growth. The Fund's assets are             RiverSource
Variable Portfolio -                              primarily invested in equity securities of emerging         Investments, LLC,
Emerging Markets                                  market companies. Under normal market conditions,           adviser; Threadneedle
Fund                                              at least 80% of the Fund's net assets will be invested      International Limited,
                                                  in securities of companies that are located in emerging     an indirect
                                                  market countries, or that earn 50% or more of their         wholly-owned
                                                  total revenues from goods and services produced in          subsidiary of
                                                  emerging market countries or from sales made in             Ameriprise Financial,
                                                  emerging market countries.                                  subadviser.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             Long-term capital growth. The Fund's assets are             RiverSource
Variable Portfolio -                              primarily invested in equity securities of                  Investments, LLC
Fundamental Value                                 U.S. companies. Under normal market conditions,
Fund                                              the Fund's net assets will be invested primarily in
                                                  companies with market capitalizations of at least
                                                  $5 billion at the time of the Fund's investment.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             Total return that exceeds the rate of inflation over the    RiverSource
Variable Portfolio -                              long-term. Non-diversified mutual fund that, under          Investments, LLC
Global Inflation                                  normal market conditions, invests at least 80% of its
Protected Securities                              net assets in inflation-protected debt securities. These
Fund                                              securities include inflation-indexed bonds of varying
                                                  maturities issued by U.S. and foreign governments,
                                                  their agencies or instrumentalities, and corporations.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

26 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             Long-term capital growth. Invests primarily in              RiverSource
Variable Portfolio -                              common stocks and securities convertible into               Investments, LLC
Growth Fund                                       common stocks that appear to offer growth
                                                  opportunities. These growth opportunities could result
                                                  from new management, market developments or
                                                  technological superiority. The Fund may invest up to
                                                  25% of its total assets in foreign investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             High current income, with capital growth as a               RiverSource
Variable Portfolio -                              secondary objective. Under normal market conditions,        Investments, LLC
High Yield Bond                                   the Fund invests at least 80% of its net assets in
Fund                                              high-yielding, high-risk corporate bonds (junk bonds)
                                                  issued by U.S. and foreign companies and
                                                  governments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             High total return through current income and capital        RiverSource
Variable Portfolio -                              appreciation. Under normal market conditions,               Investments, LLC
Income                                            invests primarily in income-producing debt securities
Opportunities Fund                                with an emphasis on the higher rated segment of the
                                                  high-yield (junk bond) market. The Fund will
                                                  purchase only securities rated B or above, or unrated
                                                  securities believed to be of the same quality. If a
                                                  security falls below a B rating, the Fund may continue
                                                  to hold the security.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             Capital appreciation. Invests primarily in equity           RiverSource
Variable Portfolio -                              securities of foreign issuers that are believed to offer    Investments, LLC,
International                                     strong growth potential. The Fund may invest in             adviser; Threadneedle
Opportunity Fund                                  developed and in emerging markets.                          International Limited,
                                                                                                              an indirect
                                                                                                              wholly-owned
                                                                                                              subsidiary of
                                                                                                              Ameriprise Financial,
                                                                                                              subadviser.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             Capital appreciation. Under normal market conditions,       RiverSource
Variable Portfolio -                              the Fund invests at least 80% of its net assets in equity   Investments, LLC
Large Cap Equity                                  securities of companies with market capitalization
Fund                                              greater than $5 billion at the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            N            Y             Growth of capital. Under normal market conditions,          RiverSource
Variable Portfolio -                              the Fund invests at least 80% of its net assets at          Investments, LLC
Mid Cap Growth                                    the time of purchase in equity securities of
Fund                                              mid capitalization companies. The investment
                                                  manager defines mid-cap companies as those whose
                                                  market capitalization (number of shares outstanding
                                                  multiplied by the share price) falls within the range
                                                  of the Russell Midcap(R) Growth Index.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 27

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             Long-term growth of capital. Under normal                   RiverSource
Variable Portfolio -                              circumstances, the Fund invests at least 80% of its         Investments, LLC
Mid Cap Value                                     net assets (including the amount of any borrowings
Fund                                              for investment purposes) in equity securities of
                                                  medium-sized companies. Medium-sized companies
                                                  are those whose market capitalizations at the time of
                                                  purchase fall within the range of the Russell Midcap(R)
                                                  Value Index.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             Long-term capital appreciation. The Fund seeks to           RiverSource
Variable Portfolio -                              provide investment results that correspond to the total     Investments, LLC
S&P 500 Index                                     return (the combination of appreciation and income)
Fund                                              of large-capitalization stocks of U.S. companies.
                                                  The Fund invests in common stocks included in the
                                                  Standard & Poor's 500 Composite Stock Price Index
                                                  (S&P 500). The S&P 500 is made up primarily of
                                                  large-capitalization companies that represent a broad
                                                  spectrum of the U.S. economy.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             Long-term growth of capital. Invests primarily in           RiverSource
Variable Portfolio -                              equity securities of mid cap companies as well as           Investments, LLC,
Select Value Fund                                 companies with larger and smaller market                    adviser; Systematic
                                                  capitalizations. The Fund considers mid-cap companies       Financial Management,
                                                  to be either those with a market capitalization of up to    L.P. and WEDGE Capital
                                                  $10 billion or those whose market capitalization falls      Management L.L.P.,
                                                  within range of the Russell 3000(R) Value Index.            subadvisers

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             High level of current income and safety of principal        RiverSource
Variable Portfolio -                              consistent with investment in U.S. government and           Investments, LLC
Short Duration                                    government agency securities. Under normal market
U.S. Government                                   conditions, at least 80% of the Fund's net assets are
Fund                                              invested in securities issued or guaranteed as to
                                                  principal and interest by the U.S. government, its
                                                  agencies or instrumentalities.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource            Y            Y             Long-term capital appreciation. Under normal market         RiverSource
Variable Portfolio -                              conditions, at least 80% of the Fund's net assets will      Investments, LLC,
Small Cap Value                                   be invested in small cap companies with market              adviser; River Road
Fund                                              capitalization, at the time of investment, of up to         Asset Management, LLC,
                                                  $2.5 billion or that fall within the range of the           Donald Smith & Co.,
                                                  Russell 2000(R) Value Index.                                Inc., Franklin
                                                                                                              Portfolio Associates
                                                                                                              LLC and Barrow,
                                                                                                              Hanley, Mewhinney &
                                                                                                              Strauss, Inc.,
                                                                                                              subadvisers.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

28 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE    AVAILABLE
                       UNDER        UNDER
                       CONTRACTS    CONTRACTS
                       PURCHASED    PURCHASED
                       ON OR AFTER  PRIOR TO
INVESTING IN           MAY 1, 2007  MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES                           INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen             Y            Y             Capital growth and income through investments in            Van Kampen Asset
Life Investment                                   equity securities, including common stocks, preferred       Management
Trust Comstock                                    stocks and securities convertible into common and
Portfolio,                                        preferred stocks. The Portfolio emphasizes value style
Class II Shares                                   of investing seeking well-established, undervalued
                                                  companies believed by the Portfolio's investment
                                                  adviser to possess the potential for capital growth
                                                  and income.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen             Y            Y             Current income and capital appreciation. Invests            Morgan Stanley
UIF Global Real                                   primarily in equity securities of companies in the          Investment Management
Estate Portfolio,                                 real estate industry located throughout the world,          Inc., doing business
Class II Shares                                   including real estate operating companies, real estate      as Van Kampen,
                                                  investment trusts and foreign real estate companies.        adviser; Morgan
                                                                                                              Stanley Investment
                                                                                                              Management Limited and
                                                                                                              Morgan Stanley
                                                                                                              Investment Management
                                                                                                              Company, sub-advisers

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen             Y            Y             Long-term capital growth. Invests primarily in              Morgan Stanley
UIF Mid Cap                                       growth-oriented equity securities of U.S. mid cap           Investment Management
Growth Portfolio,                                 companies and foreign companies, including emerging         Inc., doing business
Class II Shares                                   market securities.                                          as Van Kampen.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen             N            Y             Above-average current income and long-term capital          Morgan Stanley
UIF U.S. Real                                     appreciation. Non-diversified Portfolio that invests        Investment Management
Estate Portfolio,                                 primarily in equity securities of companies in the          Inc., doing business
Class II Shares                                   U.S. real estate industry, including real estate            as Van Kampen.
                                                  investment trusts.

------------------------------------------------------------------------------------------------------------------------------------
Wanger                 Y            Y             Long-term growth of capital. Invests primarily in           Columbia Wanger Asset
International                                     stocks of companies based outside the U.S. with             Management, L.P.
Small Cap                                         market capitalizations of less than $5 billion at time of
                                                  initial purchase.

------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S.            Y            Y             Long-term growth of capital. Invests primarily in           Columbia Wanger Asset
Smaller Companies                                 stocks of small- and medium-size U.S. companies             Management, L.P.
                                                  with market capitalizations of less than $5 billion at
                                                  time of initial purchase.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 29

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the Guarantee Period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


------------------------------------------------------------------------------

30 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you transfer to a new Portfolio Navigator model portfolio;

o amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

o reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

o     amounts withdrawn for fees and charges; or

o     amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

                IF YOUR GPA RATE IS:                           THE MVA IS:
        Less than the new GPA rate + 0.10%                      Negative
        Equal to the new GPA rate + 0.10%                       Zero
        Greater than the new GPA rate + 0.10%                   Positive

For examples, see Appendix A.

THE FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT


Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account.
(1) The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Buying Your Contract" and "Making the Most of Your Contract -- Transfer policies").

(1) For Contract Option C, the one-year fixed account may not be available, or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.


DCA FIXED ACCOUNT

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 31

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

o     for the DCA fixed account and the one-year fixed account;

o     for the DCA fixed accounts with terms of differing length;

o for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account if available under your contract;

o for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

o for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.


Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:


o     the DCA fixed account for a six month term;

o     the DCA fixed account for a twelve month term;


o     the Portfolio Navigator model portfolio in effect;

o if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

o to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;


o     to the Portfolio Navigator model portfolio then in effect;

o if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the model portfolio in effect, or if no model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


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32 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our administrative office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year withdrawal charge schedule and optional living benefit riders. Contract Option C eliminates the per purchase payment withdrawal charge schedule in exchange for a higher mortality and expense risk fee; additionally, optional living benefit riders are not available under Contract Option C. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.


You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

o     contract Option L or Option C;

o GPAs, the one-year fixed account (if included), the DCA fixed account and/or subaccounts in which you want to invest;

o     how you want to make purchase payments;

o     a beneficiary;

o     the optional Portfolio Navigator asset allocation program(1); and

o     one of the following Death Benefits:

      -     ROP Death Benefit

      -     MAV Death Benefit(2)

      -     5% Accumulation Death Benefit(2)

      -     Enhanced Death Benefit(2)


In addition, under Contract Option L(3) you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o     Accumulation Protector Benefit(SM) rider

o     SecureSource(SM) rider(4)

Under both Contract Option L and Contract Option C, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

o     Benefit Protector(SM) Death Benefit rider(5)

o     Benefit Protector(SM) Plus Death Benefit rider(5)

(1)   There is no additional charge for this feature

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) Living benefit riders were available on Contract Option C prior to May 1, 2007.

(4) In states where the SecureSource(SM) rider is not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where the SecureSource(SM) and the Guarantor Withdrawal Benefit for Life(SM) riders are not available, you may select the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L.

(5) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.


This contract provides for allocations of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or to the subaccounts in even 1% increments subject to the required $1,000 required minimum investment for the GPAs. For Contract Option L, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 33

If your application is complete, we will process it and apply your purchase payment to the GPAs, the one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the retirement date must be:

o     no earlier than the 30th day after the contract's effective date; and


o no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the retirement date generally must be:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.



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34 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT

    $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

    $50 for SIPs

    $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS *:

    $1,000,000


* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.


HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.


LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.


CHARGES


ALL CONTRACTS


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 35

The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

                                               CONTRACT OPTION L    CONTRACT OPTION C
ROP Death Benefit                                     1.55%              1.65%
MAV Death Benefit                                     1.75               1.85
5% Accumulation Death Benefit                         1.90               2.00
Enhanced Death Benefit                                1.95               2.05

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L will cover sales and distribution expenses.


WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Contract Option C has no purchase payment withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge schedule applies to each purchase payment you make. The withdrawal schedule charge lasts for four years (see "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your Contract Option L includes the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider:

CONTRACT OPTION L WITHOUT SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER OR THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o     10% of the contract value on the prior contract anniversary(1); or

o     current contract earnings.

CONTRACT OPTION L WITH SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The TFA is the greatest of:

o     10% of the contract value on the prior contract anniversary(1);

o     current contract earnings; or

o the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

CONTRACT OPTION L WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o     10% of the contract value on the prior contract anniversary(1);

o     current contract earnings; or

o     the Remaining Benefit Payment.

(1) We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year.



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36 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract Option L, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 4-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix B.

WAIVER OF WITHDRAWAL CHARGES FOR CONTRACT OPTION L

We do not assess withdrawal charges for:

o     withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to contract Option C.)

o withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o     amounts we refund to you during the free look period; and

o     death benefits.

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 37

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal under this annuity payout plan we impose a withdrawal charge whether you have Contract Option L or Contract Option C. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio for new contract owners. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the spousal continuation step up after we have exercised our right to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. We reserve the right to restart the waiting period whenever you elect to change your model portfolio to one that causes the rider charge to increase.

The fee does not apply after annuity payouts begin.


(1) Effective May 1, 2007, optional living benefits are not available on Contract Option C.



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38 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

SECURESOURCE(SM) RIDER FEE

We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

o     SecureSource(SM) - Single Life rider, 0.65%;

o     SecureSource(SM) - Joint Life rider, 0.85%.

We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource(SM) - Single Life rider charge will not exceed a maximum charge of 1.50%. The SecureSource(SM) - Joint Life rider charge will not exceed a maximum charge of 1.75%.

We will not change the SecureSource(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE


We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value.


Once you elect the Guarantor Withdrawal Benefit for Life(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA or the Annual Lifetime Payment (ALP) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio for new contract owners. The Guarantor Withdrawal Benefit for Life(SM) rider charge will not exceed a maximum charge of 1.50%.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 39

We will not change the Guarantor Withdrawal Benefit for Life(SM) rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(SM) rider charge will not change until the end of the waiting period, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective annual step up;


(b) you choose elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED UNDER CONTRACT OPTION L(1) AND CONTRACT OPTION C


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE


THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE APPENDIX H) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor(SM) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio for new contract owners. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective step up;

(b) you choose the elective spousal continuation step up under Rider A after we have exercised our right to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


(1)   In states where both the SecureSource riders and the Guarantor
      Withdrawal Benefit for Life(SM) riders are not available, you may select the Guarantor(SM) Withdrawal Benefit rider (Rider A only); see disclosure in Appendix K. In states where the SecureSource(SM) riders are not available, you may select the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix J.



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40 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                                MAXIMUM          CURRENT

Income Assurer Benefit(SM) - MAV                                                   1.50%          0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                          1.75           0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base        2.00           0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
      Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and
      Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
      Base -- 0.75%.


We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.


Currently the Income Assurer Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) rider charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge and/or charge a separate charge for each model. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

For an example of how each Income Assurer Benefit(SM) fee is calculated, see Appendix B.


OPTIONAL DEATH BENEFITS -- CURRENTLY OFFERED


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 41

VALUING YOUR INVESTMENT


We value your accounts as follows:

GPAS

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs;

o     plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      -     Accumulation Protector Benefit(SM) rider;


      -     SecureSource(SM) rider;


      -     Guarantor Withdrawal Benefit for Life(SM) rider;

      -     Guarantor(SM) Withdrawal Benefit rider;

      -     Income Assurer Benefit(SM) rider;

      -     Benefit Protector(SM) rider; or

      -     Benefit Protector(SM) Plus rider.

THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT IF AVAILABLE UNDER YOUR CONTRACT, AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

o the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account, and transfer amounts to the one-year fixed account (if included);

o     plus interest credited;

o minus the sum of amounts withdrawn (including any applicable withdrawal charges for Contract Option L) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      -     Accumulation Protector Benefit(SM) rider;


      -     SecureSource(SM) rider;


      -     Guarantor Withdrawal Benefit for Life(SM) rider;

      -     Guarantor(SM) Withdrawal Benefit rider;

      -     Income Assurer Benefit(SM) rider;

      -     Benefit Protector(SM) rider; or

      -     Benefit Protector(SM) Plus rider.


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42 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share;
      and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o     additional purchase payments you allocate to the subaccounts;

o     transfers into or out of the subaccounts;

o     partial withdrawals;

o     withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

o     the contract administrative charge; and

o     the fee for any of the following optional benefits you have selected:

      -     Accumulation Protector Benefit(SM) rider;


      -     SecureSource(SM) rider;


      -     Guarantor Withdrawal Benefit for Life(SM) rider;

      -     Guarantor(SM) Withdrawal Benefit rider;

      -     Income Assurer Benefit(SM) rider;

      -     Benefit Protector(SM) rider; or

      -     Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o     changes in fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 43

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                               NUMBER
By investing an equal number                                AMOUNT         ACCUMULATION       OF UNITS
of dollars each month ...                    MONTH         INVESTED         UNIT VALUE        PURCHASED
                                             Jan              $100             $20              5.00
you automatically buy                        Feb               100              18              5.56
more units when the                          Mar               100              17              5.88
per unit market price is low ... ------>     Apr               100              15              6.67
                                             May               100              16              6.25
                                             Jun               100              18              5.56
and fewer units                              Jul               100              17              5.88
when the per unit                            Aug               100              19              5.26
market price is high.            ------>     Sept              100              21              4.76
                                             Oct               100              20              5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" below and "Appendix I -- Asset Allocation Program for Contracts Purchased Before May 1, 2006").



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44 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.


PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix I for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.

The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit(SM) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.


POTENTIAL CONFLICT OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 45 services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.


As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.


PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.


Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

o no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio.

      (See "Guarantee Period Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.


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46 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(SM) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the SecureSource(SM) rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

o discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 47

PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER,
SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER

If you purchase the optional Accumulation Protector Benefit(SM) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of each rider.

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

o     SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM)
      RIDER: In those states where the SecureSource(SM) rider is not available, you may purchase the Guarantor Withdrawal Benefit for Life(SM) rider if available in your state; see disclosure in Appendix K. The SecureSource (SM) rider and the Guarantor Withdrawal Benefit for Life(SM) rider require that your contract value be invested in one of the model portfolios for the life of the rider. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select. Because you cannot terminate the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE(SM) RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: In those states where the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider is not available, you may purchase the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L. Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.


o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate you contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit(SM) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider with your contract, you may elect to participate in the PN program.

You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. The PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.



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48 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

TRANSFERRING AMONG ACCOUNTS


The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the one-year fixed account (if included) to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. For Contract Option L, transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. For Contract Option C, transfers out of the one-year fixed account may not be available or may be significantly limited. See your contract for the actual terms of the one-year fixed account you purchased. For both Contract Option L and Contract Option C, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

o Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and the DCA fixed account.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 49

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S.
      mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.



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50 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.





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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 51

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or among your subaccounts, the one-year fixed account or GPAs or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.


o If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").


o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.


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52 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan
E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life
(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

(1) If you elected a SecureSource(SM) rider, you do not have the option to request from which account to withdraw.


RECEIVING PAYMENT

By regular or express mail:

o     payable to owner;

o     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

      -- the withdrawal amount includes a purchase payment check that has not cleared;

      -- the NYSE is closed, except for normal holiday and weekend closings;

      --    trading on the NYSE is restricted, according to SEC rules;

      -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

      -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 53

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

      --    you are at least age 59 1/2;

      --    you are disabled as defined in the Code;

      -- you severed employment with the employer who purchased the contract; or

      --    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM), the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o     ROP Death Benefit;

o     MAV Death Benefit;

o     5% Accumulation Death Benefit;

o     Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


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54 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                                 PW X DB
      ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = -------
                                                                                   CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      DB = the death benefit on the date of (but prior to) the partial withdrawal

      CV = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)   current contract value; or

(b)   total payments made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: This is the sum of the value of your GPAs, one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

o plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

o minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                                     PWT X VAF
      5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED PARTIAL WITHDRAWALS = ---------
                                                                                         SV

      PWT = the amount transferred from the subaccounts or DCA fixed account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts or DCA fixed account.

      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

       SV = value of the subaccounts and DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as
(a) times (b) where:

(a) is the amount of purchase payment in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.


For contracts issued in New Jersey, the cap on the Variable Account Floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.


NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1.    contract value; or

2.    total purchase payments minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 55

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.    contract value;

2.    total purchase payments minus adjusted partial withdrawals; or

3.    the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.    contract value;

2.    total purchase payments minus adjusted partial withdrawals; or

3.    the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1.    contract value;

2.    total purchase payments minus adjusted partial withdrawals;

3.    the MAV on the date of death; or

4.    the 5% variable account floor.


For an example of how each death benefit is calculated, see Appendix C.


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(SM), the SecureSource(SM) - Single Life, the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.


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56 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


      Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(SM), the SecureSource(SM) - Single Life, the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")


o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
      70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

      o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

      o payouts begin no later than one year following the year of your death; and

      o the payout period does not extend beyond the beneficiary's life or life expectancy.


      Additionally, the optional SecureSource(SM) rider, if selected, will terminate.


o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER


The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:


----------------------------------------------------------------------------------------------------------------------------
ON THE BENEFIT DATE, IF:                                  THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER BENEFIT IS:
----------------------------------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value (defined          The contract value is increased on the benefit date to equal the
below) as determined under the Accumulation Protector     Minimum Contract Accumulation Value as determined under the
Benefit(SM) rider is greater than your contract value,    Accumulation Protector Benefit(SM) rider on the benefit date.

----------------------------------------------------------------------------------------------------------------------------
The contract value is equal to or greater than the        Zero; in this case, the Accumulation Protector Benefit(SM) rider
Minimum Contract Accumulation Value as determined         ends without value and no benefit is payable.
under the Accumulation Protector Benefit(SM) rider,

----------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2007, optional living benefits are not available under Contract Option C.


If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.


If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it, except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) rider



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 57
may not be purchased with the optional SecureSource(SM), the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit riders. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) rider may not be available in all states.


You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:


o you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix I: Asset Allocation Program for Contracts Purchased Prior to May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts and GPAs (if included) and one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider;


o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the elective step up Option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.


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58 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.    80% of the contract value on the contract anniversary; or

2.    the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

      The rider will terminate before the benefit date without paying a benefit on the date:

      o     you take a full withdrawal; or

      o     annuitization begins; or

      o the contract terminates as a result of the death benefit being paid.

      The rider will terminate on the benefit date.


For an example, see Appendix D.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 59

SECURESOURCE(SM) RIDERS

There are two optional SecureSource(SM) riders available under your contract:

o     SecureSource(SM) - Single Life; or

o     SecureSource(SM) - Joint Life.

The information in this section applies to both SecureSource(SM) riders, unless otherwise noted.

The SecureSource(SM) - Single Life rider covers one person. The SecureSource(SM) - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource(SM) - Single Life rider or the SecureSource (SM) - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource(SM) rider is an optional benefit that you may select for an additional annual charge if(1):

o     you purchase your contract on or after May 1, 2007;

o     the rider is available in your state(2); and

o SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

o JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

(1) The SecureSource(SM) rider is not available under an inherited qualified annuity.

(2) In states where the SecureSource(SM) riders have not yet been approved for sale, you may purchase the Guarantor Withdrawal Benefit for Life(SM) rider; see disclosure in Appendix K. In states where both the SecureSource(SM) riders and the Guarantor Withdrawal Benefit for Life(SM) rider are not yet approved for sale, you may purchase the Guarantor(SM) Withdrawal Benefit rider; see disclosure in Appendix L.

The SecureSource(SM) rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

o SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

o JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The SecureSource(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)", "Remaining Benefit Payment
      (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount
      (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

o SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

o JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

      Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only: Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.



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Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

o SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

o JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource(SM) rider guarantees that you may take the following withdrawal amounts each contract year:

o Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

o SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

o JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource(SM) rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

      (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

            (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

            (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.



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            JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

      (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

      (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

            (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

            (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

            Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

      (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

      You can allocate your contract value to any available model portfolio during the following times:(1) prior to your first withdrawal and(2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

      Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

      After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

      (a) the total GBA will be reset to the lesser of its current value or the contract value; and

      (b) the total RBA will be reset to the lesser of its current value or the contract value; and

      (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

      (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

      (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

      (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

      You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource(SM) - Single Life rider or the SecureSource
     (SM) - Joint Life rider. If you elect the SecureSource(SM) rider, you may not elect the Accumulation Protector Benefit rider.

o NON-CANCELABLE: Once elected, the SecureSource(SM) rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource(SM) - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource(SM) - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



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o     JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND
      BENEFICIARIES: Since the joint life benefit requires that the surviving covered spouse continue the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. Ownerships that include anyone other than the original two spouses or their revocable trust(s) will not be allowed. In general, a spouse who is not a joint owner must be named as the sole primary beneficiary at contract issue. The annuitant must also be an owner. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. No other trust ownerships are allowed.

      If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.

o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, a SecureSource(SM) rider may be of limited value to you.

KEY TERMS AND PROVISIONS OF THE SECURESOURCE(SM) RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the GBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



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o     When you make a withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

      (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the RBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o     When you make a withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

      (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.



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THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the GBP is established as 7% of the GBA value.

o At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o     When you make a withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the total RBP -- the GBP remains unchanged.

      (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

o When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

o When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):

o SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

o JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.



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ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

o     SINGLE LIFE: death; or

o     JOINT LIFE: death of the last surviving covered spouse; or

o     the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o SINGLE LIFE: The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

o JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

      (a) the rider effective date if the younger covered spouse has already reached age 65.

      (b) the rider anniversary following the date the younger covered spouse reaches age 65.

      (c)   upon the first death of a covered spouse, then

            (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

            (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

            (3) the rider anniversary following the date the surviving covered spouse reaches age 65.

      (d)   Following dissolution of marriage of the covered spouses,

            (1) the date we receive written request if the covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

            (2) the rider anniversary following the date the covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

o When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o     When you make a withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the RALP -- the ALP remains unchanged.

      (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.



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66 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o     The RALP is established at the same time as the ALP, and:

      (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

      (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

o At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o At the beginning of any other contract year -- the RALP is set equal to ALP.

o When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

o     The RMD is for your contract alone;

o The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

o The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

o     The annual step up is effective on the step up date.

o     Only one step up is allowed each contract year.

o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.

o On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 67

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o     The total RBP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

      (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o     The RALP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

      (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:

SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource(SM) - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; the covered person will be redetermined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o     The GBA, RBA and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

o If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource(SM)
- Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.



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68 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

      (a)   receive the remaining schedule of GBPs until the RBA equals zero;
            or

      (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

      (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

      (a)   the remaining schedule of GBPs until the RBA equals zero; or

      (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.

      (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

o     SINGLE LIFE: covered person;

o     JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o     We will no longer accept additional purchase payments;

o     You will no longer be charged for the rider;

o     Any attached death benefit riders will terminate; and

o SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

o JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:

SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 69

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:

SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

o If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").



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70 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The SecureSource(SM) rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

      (a)   any one other than your spouse continues the contract, or

      (b) your spouse does not use the spousal continuation provision of the contract to the continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

      (a)   any one other than a covered spouse continues the contract, or

      (b) a covered spouse does not use the spousal continuation provision of the contract to the continue the contract.

3.    Annuity payouts under an annuity payout plan will terminate the rider.

4.    Termination of the contract for any reason will terminate the rider.

OPTIONAL LIVING BENEFITS - PREVIOUSLY OFFERED UNDER CONTRACT OPTION L AND CONTRACT OPTION C

If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

----------------------------------------------------------------------------------------------------------------------------
IF YOU PURCHASED                     AND YOU SELECTED ONE OF THE                        DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...                     FOLLOWING OPTIONAL LIVING BENEFITS...              FOUND IN THE FOLLOWING APPENDIX:
----------------------------------------------------------------------------------------------------------------------------
Before April 29, 2005                Guarantor(SM) Withdrawal Benefit ("Rider B")        Appendix L
----------------------------------------------------------------------------------------------------------------------------
April 29, 2005 - April 30, 2006      Guarantor(SM) Withdrawal Benefit ("Rider A")        Appendix L
----------------------------------------------------------------------------------------------------------------------------
May 1, 2006 - April 30, 2007         Guarantor Withdrawal Benefit for Life(SM)           Appendix K
----------------------------------------------------------------------------------------------------------------------------
Before May 1, 2007                   Income Assurer Benefit                              Appendix M
----------------------------------------------------------------------------------------------------------------------------

(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.


OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 71

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o     the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date of death.


For an example, see Appendix G.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to you contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange, or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o the benefits payable under the Benefit Protector(SM) described above, plus

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                  PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR     UNDER AGE 70 ON THE RIDER EFFECTIVE DATE     70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                          0%                                            0%
Three and Four                      10%                                         3.75%
Five or more                        20%                                          7.5%


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72 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o     the ROP death benefit (see "Benefits in Case of Death") plus:

                 IF YOU AND THE ANNUITANT ARE UNDER             IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...    OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One              Zero                                           Zero
Two              40% x earnings at death (see above)            15% x earnings at death
Three & Four     40% x (earnings at death + 25% of initial      15% x (earnings at death + 25% of initial
                 purchase payment*)                             purchase payment*)
Five or more     40% x (earnings at death + 50% of initial      15% x (earnings at death + 50% of initial
                 purchase payment*)                             purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").


For an example, see Appendix H.


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o     the annuity payout plan you select;

o     the annuitant's age and, in most cases, sex;

o     the annuity table in the contract; and

o     the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 73

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM) rider.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(SM) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(SM) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o     PLAN D

      - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

      - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(SM) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.55% and 8.15% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").


o GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource(SM) Riders", "Appendix J:
      Guarantor Withdrawal Benefit for Life Rider" or "Appendix K:
      Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


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74 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, including withdrawals under the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 75

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o     if it is allocable to an investment before Aug. 14, 1982; or


o if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless:(1) the contract is an IRA to which you made non-deductible contributions; or(2) you rolled after-tax dollars from a retirement plan into your IRA.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:(1) the contract is an IRA to which you made non-deductible contributions; or(2) you rolled after-tax dollars from a retirement plan into your IRA.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAs, ROTH IRAs AND SEPs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.


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76 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o     the payout is a RMD as defined under the Code;

o     the payout is made on account of an eligible hardship; or

o     the payout is a corrective distribution.


In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o     because of your death;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o     to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 77

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o     the reserve held in each subaccount for your contract; divided by

o     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o     add new subaccounts;

o     combine any two or more subaccounts;

o     transfer assets to and from the subaccounts or the variable account; and

o     eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


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78 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 4.0% each time a purchase payment is made for contract Option L and 1% for contract Option C. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

      o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

      o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

      o     providing service to contract owners; and

      o funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

o revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including withdrawal charges; and,

o fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 79

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

o The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

o To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER


RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.


We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matter arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



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80 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 81

                                  APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                                           PAGE #
Appendix A: Example -- Market Value Adjustment (MVA)                    p.  83
Appendix B: Example -- Withdrawal Charges for Contract Option L         p.  85
Appendix C: Example -- Death Benefits                                   p.  88
Appendix D: Example -- Accumulation Protector Benefit(SM) Rider         p.  91
Appendix E: Example -- SecureSource(SM) Riders                          p.  93
Appendix F: SecureSource(SM) Riders --  Additional RMD Disclosure       p.  97
Appendix G: Example -- Benefit Protector(SM) Death Benefit Rider        p.  98
Appendix H: Example -- Benefit Protector(SM) Plus Death Benefit Rider   p. 100
Appendix I: Asset Allocation Program for Contracts
   Purchased Before May 1, 2006                                         p. 102
Appendix J: Guarantor Withdrawal Benefit for Life(SM) Rider Disclosure  p. 103
Appendix K: Guarantor(SM)Withdrawal Benefit Rider Disclosure            p. 115
Appendix L: Example -- Income Assurer Benefit(SM) Riders Disclosure     p. 123
Appendix M: Condensed Financial  Information (Unaudited)                p. 132




CROSS-REFERENCE                                                         PAGE #
Guarantee Period Accounts (GPAs)                                        p.  30
Charges -- Withdrawal Charges                                           p.  36
Benefits in Case of Death                                               p.  54
Optional Benefits -- Accumulation Protector  Benefit(SM) Rider          p.  57
Optional Benefits -- SecureSource(SM) Riders                            p.  60
Optional Benefits -- SecureSource(SM) Riders                            p.  60
Optional Benefits -- Benefit Protector(SM) Death Benefit Rider          p.  71
Optional Benefits -- Benefit Protector(SM) Plus Death Benefit Rider     p.  72
N/A
N/A
N/A
Condensed Financial Information (Unaudited)                             p.  13




The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and J through L include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



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82 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                  1 + i
  EARLY WITHDRAWAL AMOUNT x [(-------------)(TO THE POWER OF n/12) - 1] = MVA
                              1 + j + .001

      Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.

             j = current rate for a new Guaranteed Period equal to the
                 remaining term in the current Guarantee Period.

             n = number of months remaining in the current Guarantee Period
                 (rounded up).


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 83

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                       1.030
  $1,000 x [(------------------)(TO THE POWER OF 84/12) - 1] = -$39.84
                 1 + .035 + (.001)

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                     1.030
  $1,000 x [( -----------------)(TO THE POWER OF 84/12) - 1] = $27.61
              1 + .025 + (.001)

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


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84 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES FOR CONTRACT OPTION L


For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.    First, in each contract year, we withdraw amounts totaling:

      o up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


      o up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

             PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for Contract Option L with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 85

FULL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o     We receive a single $50,000 purchase payment on May 1, 2006; and

o     the contract anniversary date is May 1 each year; and

o you withdraw the contract for its total value on Nov. 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o     you have made no withdrawals prior to Nov. 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                                   Contract Value at time of full withdrawal:      $  60,000.00          $  40,000.00
                                         Contract Value on prior anniversary:         58,000.00             42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:         60,000.00             40,000.00
                                 less purchase payment still in the contract:         50,000.00             50,000.00
                                                                                   ------------          ------------
                            Earnings in the contact (but not less than zero):         10,000.00                  0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                    Earnings in the contract:         10,000.00                  0.00
                               10% of the prior anniversary's Contract Value:          5,800.00              4,200.00
                                                                                   ------------          ------------
                                                                         TFA:         10,000.00              4,200.00

STEP 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

        PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

           XSF = amount by which 10% of the prior anniversary's
                 contract value exceeds earnings                                           0.00              4,200.00
           ACV = amount withdrawn in excess of earnings                               50,000.00             40,000.00
            CV = total contract value just prior to current withdrawal                60,000.00             40,000.00
           TFA = from Step 2                                                          10,000.00              4,200.00
         PPNPW = purchase payment not previously withdrawn                            50,000.00             50,000.00

STEP 4. We then calculate the withdrawal charge as:
                                                                         PPW:         50,000.00             50,000.00
                                                                    less XSF:             (0.00)            (4,200.00)
                                                                                   ------------          ------------
                                amount of PPW subject to a withdrawal charge:         50,000.00             45,800.00
                                    multiplied by the withdrawal charge rate:             x 6.0%                x 6.0%
                                                                                   ------------          ------------
                                                           withdrawal charge:          3,000.00              2,748.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:         60,000.00             40,000.00
                                                           WITHDRAWAL CHARGE:         (3,000.00)            (2,748.00)
                             Contract charge (assessed upon full withdrawal):            (40.00)               (40.00)
                                                                                   ------------          ------------

                                                NET FULL WITHDRAWAL PROCEEDS:      $  56,960.00          $  37,212.00


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86 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o     We receive a single $50,000 purchase payment on May 1, 2006; and

o     the contract anniversary date is May 1 each year; and

o you request a partial withdrawal of $15,000 on Nov. 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o     you have made no withdrawals prior to Nov. 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                                Contract Value at time of partial withdrawal:      $  60,000.00          $  40,000.00
                                         Contract Value on prior anniversary:         58,000.00             42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:         60,000.00             40,000.00
                                 less purchase payment still in the contract:         50,000.00             50,000.00
                                                                                   ------------          ------------
                            Earnings in the contact (but not less than zero):         10,000.00                  0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

                                                    Earnings in the contract:         10,000.00                  0.00
                               10% of the prior anniversary's Contract Value:          5,800.00              4,200.00
                                                                                   ------------          ------------
                                                                         TFA:         10,000.00              4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

        PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

           XSF = amount by which 10% of the prior anniversary's
                 contract value exceeds earnings                                           0.00              4,200.00
           ACV = amount withdrawn in excess of earnings                                5,319.15             15,897.93
            CV = total contract value just prior to current withdrawal                60,000.00             40,000.00
           TFA = from Step 2                                                          10,000.00              4,200.00
         PPNPW = purchase payment not previously withdrawn                            50,000.00             50,000.00

STEP 4. We then calculate the withdrawal charge as:
                                                                         PPW:          5,319.15             19,165.51
                                                                    less XSF:             (0.00)            (4,200.00)
                                                                                   ------------          ------------
                                amount of PPW subject to a withdrawal charge:          5,319.15             14,965.51
                                    multiplied by the withdrawal charge rate:             x 6.0%                x 6.0%
                                                                                   ------------          ------------
                                                           withdrawal charge:            319.15                897.93

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:         15,319.15             15,897.93
                                                           WITHDRAWAL CHARGE:           (319.15)              (897.93)
                                                                                   ------------          ------------

                                                NET FULL WITHDRAWAL PROCEEDS:      $  15,000.00          $  15,000.00


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 87

APPENDIX C: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $20,000 on July 1, 2006. You select contract Option L; and

o     on May 1, 2007 you make an additional purchase payment of $5,000; and

o on Oct. 1, 2007 the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and

o     on Oct. 1, 2008 the contract value grows to $23,000.

      WE CALCULATE THE ROP DEATH BENEFIT ON OCT. 1, 2008 AS FOLLOWS:

      1. Contract value at death:                                                                                   $  23,000.00
                                                                                                                    ============
      2. Purchase payments minus adjusted partial withdrawals:
            Total purchase payments:                                                                                $  25,000.00
            minus adjusted partial withdrawals calculated as:

            $1,500 x $25,000                                                                                           -1,704.55
            ---------------- =                                                                                      ------------
                $22,000

            for a death benefit of:                                                                                 $  23,295.45
                                                                                                                    ============

      ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                                $ 23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract with a payment of $25,000 on May 1, 2006. You select contract Option L; and


o on May 1, 2007 (the first contract anniversary) the contract value grows to $26,000; and

o on July 1, 2007 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

      WE CALCULATE THE MAV DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:

         1. CONTRACT VALUE AT DEATH:                                                                                $  20,500.00
                                                                                                                    ============
         2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
            Total purchase payments:                                                                                $  25,000.00
            minus adjusted partial withdrawals, calculated as:

            $1,500 x $25,000                                                                                           -1,704.55
            ---------------- =                                                                                      ------------
                $22,000

            for a death benefit of:                                                                                 $  23,295.45
                                                                                                                    ============
         3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

            Greatest of your contract anniversary values:                                                           $  26,000.00
            plus purchase payments made since the prior anniversary:                                                       +0.00
            minus the death benefit adjusted partial withdrawals, calculated as:

            $1,500 x $26,000                                                                                           -1,772.73
            ---------------- =                                                                                      ------------
                $22,000

            for a death benefit of:                                                                                 $  24,227.27
                                                                                                                    ============

      THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE MAV:                        $ 24,227.27


------------------------------------------------------------------------------

88 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2006 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on May 1, 2007 (the first contract anniversary), the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on July 1, 2007, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

      THE DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS FOLLOWS:

         1. CONTRACT VALUE AT DEATH:                                                                                $  22,800.00
                                                                                                                    ============
         2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
            Total purchase payments:                                                                                $  25,000.00
            minus adjusted partial withdrawals, calculated as:

            $1,500 x $25,000                                                                                           -1,543.21
            ---------------- =                                                                                      ------------
                $24,300

            for a death benefit of:                                                                                 $  23,456.79
                                                                                                                    ============
         3. THE 5% VARIABLE ACCOUNT FLOOR:
            The variable account floor on May 1, 2007,
            calculated as: 1.05 x $20,000 =                                                                         $  21,000.00
            plus amounts allocated to the subaccounts since that anniversary:                                              +0.00
            minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

            $1,500 x $21,000                                                                                          -$1,657.89
            ---------------- =                                                                                      ------------
                $19,000

            variable account floor benefit:                                                                         $  19,342.11
            plus the GPA value:                                                                                        +5,300.00
            5% variable account floor (value of the GPAs, one-year fixed account and the variable account floor):   $  24,642.11
                                                                                                                    ============

      THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
      WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                                           $ 24,642.11


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 89

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2006 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on May 1, 2007 (the first contract anniversary), the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200; and

o on July 1, 2007, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

      THE DEATH BENEFIT ON JULY 1, 2007, WHICH IS THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:

         1. CONTRACT VALUE AT DEATH:                                                                                $  22,800.00
                                                                                                                    ============
         2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
            Total purchase payments:                                                                                $  25,000.00
            minus adjusted partial withdrawals, calculated as:

            $1,500 x $25,000                                                                                           -1,543.21
            ---------------- =                                                                                      ------------
                $24,300

            for a ROP Death Benefit of:                                                                             $  23,456.79
                                                                                                                    ============
         3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
            The MAV on the immediately preceding anniversary:                                                       $  25,000.00
            plus purchase payments made since that anniversary:                                                            +0.00
            minus adjusted partial withdrawals made since that
            anniversary, calculated as:

            $1,500 x $25,000                                                                                           -1,543.21
            ---------------- =                                                                                      ------------
                $24,300

            for a MAV Death Benefit of:                                                                             $  23,456.79
                                                                                                                    ============
         4. THE 5% VARIABLE ACCOUNT FLOOR:
            The variable account floor on May 1, 2007,
            calculated as: 1.05 x $20,000 =                                                                         $  21,000.00
            plus amounts allocated to the subaccounts since that anniversary:                                              +0.00
            minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

            $1,500 x $21,000                                                                                          -$1,657.89
            ---------------- =                                                                                      ------------
                $19,000

            variable account floor benefit:                                                                         $  19,342.11
            plus the GPA value:                                                                                        +5,300.00
            5% variable account floor (value of the GPAs and the variable account floor):                           $  24,642.11
                                                                                                                    ============

   EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                       $  24,642.11


------------------------------------------------------------------------------

90 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:


o You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and


o     you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o you do not exercise the elective step up option available under the rider; and

o     you do not change asset allocation models.


Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                       HYPOTHETICAL   HYPOTHETICAL
CONTRACT                               MCAV ADJUSTED     ASSUMED        ASSUMED
DURATION     PURCHASE      PARTIAL        PARTIAL        NET RATE       CONTRACT
IN YEARS     PAYMENTS    WITHDRAWALS    WITHDRAWAL      OF RETURN        VALUE          MCAV
--------------------------------------------------------------------------------------------------
At Issue     $ 125,000     $   N/A        $   N/A           N/A        $  125,000    $  125,000
1                    0           0              0          12.0%          140,000       125,000
2                    0           0              0          15.0%          161,000       128,800(2)
3                    0           0              0           3.0%          165,830       132,664(2)
4                    0           0              0          -8.0%          152,564       132,664
5                    0       2,000          2,046         -15.0%          127,679       130,618
6                    0           0              0          20.0%          153,215       130,618
7                    0           0              0          15.0%          176,197       140,958(2)
8                    0       5,000          4,444         -10.0%          153,577       136,513
9                    0           0              0         -20.0%          122,862       136,513
10(1)                0           0              0         -12.0%          108,118       136,513

(1)   The APB benefit date.

(2) These values indicate where the automatic step up feature increased the MCAV.


IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 91

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:


o You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and


o     you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

o     you do not change asset allocation models.


Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

                 YEARS                                    MCAV      HYPOTHETICAL   HYPOTHETICAL
CONTRACT     REMAINING IN                               ADJUSTED      ASSUMED        ASSUMED
DURATION      THE WAITING    PURCHASE      PARTIAL      PARTIAL       NET RATE       CONTRACT
IN YEARS        PERIOD       PAYMENTS    WITHDRAWALS   WITHDRAWAL    OF RETURN        VALUE          MCAV
---------------------------------------------------------------------------------------------------------------
At Issue         10         $  125,000    $    N/A     $     N/A         N/A        $  125,000    $  125,000
1                10(2)               0           0             0        12.0%          140,000       140,000(3)
2                10(2)               0           0             0        15.0%          161,000       161,000(3)
3                10(2)               0           0             0         3.0%          165,830       165,830(3)
4                 9                  0           0             0        -8.0%          152,564       165,830
5                 8                  0       2,000         2,558       -15.0%          127,679       163,272
6                 7                  0           0             0        20.0%          153,215       163,272
7                10(2)               0           0             0        15.0%          176,197       176,197(3)
8                 9                  0       5,000         5,556       -10.0%          153,577       170,642
9                 8                  0           0             0       -20.0%          122,862       170,642
10                7                  0           0             0       -12.0%          108,118       170,642
11                6                  0           0             0         3.0%          111,362       170,642
12                5                  0           0             0         4.0%          115,817       170,642
13                4                  0       7,500        10,524         5.0%          114,107       160,117
14                3                  0           0             0         6.0%          120,954       160,117
15                2                  0           0             0        -5.0%          114,906       160,117
16                1                  0           0             0       -11.0%          102,266       160,117
17(1)             0                  0           0             0        -3.0%           99,198       160,117

(1)   The APB benefit date.

(2)   The waiting period restarts when the elective step up is exercised.

(3) These values indicate when the elective step up feature increased the MCAV.


IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


------------------------------------------------------------------------------

92 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX E: EXAMPLE -- SECURESOURCE(SM) RIDERS

EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o     You are the sole owner and also the annuitant. You are age 60.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

                                        HYPOTHETICAL
CONTRACT                                  ASSUMED                     BASIC WITHDRAWAL BENEFIT          LIFETIME WITHDRAWAL BENEFIT
DURATION      PURCHASE      PARTIAL       CONTRACT                    ------------------------          ---------------------------
IN YEARS      PAYMENTS    WITHDRAWALS      VALUE          GBA            RBA           GBP        RBP        ALP          RALP
-----------------------------------------------------------------------------------------------------------------------------------
At Issue     $  100,000    $    N/A      $  100,000    $  100,000     $  100,000     $  7,000   $  7,000   $    N/A     $    N/A
0.5                   0       5,000          92,000       100,000         95,000        7,000      2,000        N/A          N/A
1                     0           0          90,000        90,000(1)      90,000(1)     6,300      6,300        N/A          N/A
2                     0           0          81,000        90,000         90,000        6,300      6,300        N/A          N/A
5                     0           0          75,000        90,000         90,000        6,300      6,300      5,400(2)     5,400(2)
5.5                   0       5,400          70,000        90,000         84,600        6,300        900      5,400            0
6                     0           0          69,000        90,000         84,600        6,300      6,300      5,400        5,400
6.5                   0       6,300          62,000        90,000         78,300        6,300          0      3,720(3)         0
7                     0           0          64,000        90,000         78,300        6,300      6,300      3,840        3,840
7.5                   0      10,000          51,000        51,000(4)      51,000(4)     3,570          0      3,060(4)         0
8                     0           0          55,000        55,000         55,000        3,850      3,850      3,300        3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(2) The ALP and RALP are established on the contract anniversary date following the date the Covered Person reaches age 65 as 6% of the RBA.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 93

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o     You are the sole owner and also the annuitant. You are age 65.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.

                                        HYPOTHETICAL
CONTRACT                                  ASSUMED                  BASIC WITHDRAWAL BENEFIT              LIFETIME WITHDRAWAL BENEFIT
DURATION      PURCHASE      PARTIAL       CONTRACT                 ------------------------              ---------------------------
IN YEARS      PAYMENTS    WITHDRAWALS      VALUE          GBA            RBA           GBP        RBP          ALP         RALP
------------------------------------------------------------------------------------------------------------------------------------
At Issue     $  100,000    $    N/A      $  100,000    $  100,000     $  100,000     $  7,000   $  7,000     $  6,000     $ 6,000
1                     0           0         105,000       105,000        105,000        7,350      7,000(1)     6,300       6,000(1)
2                     0           0         110,000       110,000        110,000        7,700      7,000(1)     6,600       6,000(1)
3                     0           0         110,000       110,000        110,000        7,700      7,700(2)     6,600       6,600(2)
3.5                   0       6,600         110,000       110,000        103,400        7,700      1,100        6,600           0
4                     0           0         115,000       115,000        115,000        8,050      8,050        6,900       6,900
4.5                   0       8,050         116,000       115,000        106,950        8,050          0        6,900(3)        0
5                     0           0         120,000       120,000        120,000        8,400      8,400        7,200       7,200
5.5                   0      10,000         122,000       120,000(4)     110,000(4)     8,400          0        7,200(4)        0
6                     0           0         125,000       125,000        125,000        8,750      8,750        7,500       7,500
6.5                   0           0         110,000       125,000        125,000        8,750      8,750        6,600(5)    6,600(5)
7                     0           0         105,000       125,000        125,000        8,750      8,750        6,600       6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess.
      Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.



------------------------------------------------------------------------------

94 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o     You are age 59 and your spouse is age 60.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

o Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                        HYPOTHETICAL
CONTRACT                                  ASSUMED                     BASIC WITHDRAWAL BENEFIT           LIFETIME WITHDRAWAL BENEFIT
DURATION      PURCHASE      PARTIAL       CONTRACT                    ------------------------           ---------------------------
IN YEARS      PAYMENTS    WITHDRAWALS      VALUE          GBA            RBA           GBP        RBP          ALP         RALP
------------------------------------------------------------------------------------------------------------------------------------
At Issue     $  100,000    $    N/A      $  100,000    $  100,000     $  100,000     $  7,000   $  7,000     $    N/A     $   N/A
0.5                   0       5,000          92,000       100,000         95,000        7,000      2,000          N/A         N/A
1                     0           0          90,000        90,000(1)      90,000(1)     6,300      6,300          N/A         N/A
2                     0           0          81,000        90,000         90,000        6,300      6,300          N/A         N/A
6                     0           0          75,000        90,000         90,000        6,300      6,300        5,400(2)    5,400(2)
6.5                   0       5,400          70,000        90,000         84,600        6,300        900        5,400           0
7                     0           0          69,000        90,000         84,600        6,300      6,300        5,400       5,400
7.5                   0       6,300          62,000        90,000         78,300        6,300          0        3,720(3)        0
8                     0           0          64,000        90,000         78,300        6,300      6,300        3,840       3,840
8.5                   0      10,000          51,000        51,000(4)      51,000(4)     3,570          0        3,060(4)        0
9                     0           0          55,000        55,000         55,000        3,850      3,850        3,300       3,300
9.5                   0           0          54,000        55,000         55,000        3,850      3,850        3,300       3,300
10                    0           0          52,000        55,000         55,000        3,850      3,850        3,300       3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.

(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 95

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract

o     You are age 71 and your spouse is age 70.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                        HYPOTHETICAL
                                          ASSUMED                  BASIC WITHDRAWAL BENEFIT              LIFETIME WITHDRAWAL BENEFIT
CONTRACT      PURCHASE      PARTIAL       CONTRACT                 ------------------------              ---------------------------
DURATION      PAYMENTS    WITHDRAWALS      VALUE          GBA            RBA           GBP        RBP          ALP         RALP
------------------------------------------------------------------------------------------------------------------------------------
At Issue     $  100,000    $    N/A      $  100,000    $  100,000     $  100,000     $  7,000   $  7,000     $  6,000     $ 6,000
1                     0           0         105,000       105,000        105,000        7,350      7,000(1)     6,300       6,000(1)
2                     0           0         110,000       110,000        110,000        7,700      7,000(1)     6,600       6,000(1)
3                     0           0         110,000       110,000        110,000        7,700      7,700(2)     6,600       6,600(2)
3.5                   0       6,600         110,000       110,000        103,400        7,700      1,100        6,600           0
4                     0           0         115,000       115,000        115,000        8,050      8,050        6,900       6,900
4.5                   0       8,050         116,000       115,000        106,950        8,050          0        6,900(3)        0
5                     0           0         120,000       120,000        120,000        8,400      8,400        7,200       7,200
5.5                   0      10,000         122,000       120,000(4)     110,000(4)     8,400          0        7,200(4)        0
6                     0           0         125,000       125,000        125,000        8,750      8,750        7,500       7,500
6.5                   0           0         110,000       125,000        125,000        8,750      8,750        7,500       7,500
7                     0           0         105,000       125,000        125,000        8,750      8,750        7,500       7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess.
      Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



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96 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX F: SECURESOURCE(SM) RIDERS -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.

For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

      o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

      o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

      o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

      o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

      o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

      o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

      o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

      o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)   determined by us each calendar year;

(2) based solely on the value of the contract to which the SecureSource(SM) rider is attached as of the date we make the determination; and

(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

            1.    an individual retirement annuity (Section 408(b));

            2.    a Roth individual retirement account (Section 408A);

            3.    a Simplified Employee Pension plan (Section 408(k));

            4.    a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 97

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2006 and you and the annuitant are under age 70; and

o     you select contract Option L with the MAV Death Benefit.

      On Nov. 1, 2006 the contract value grows to $105,000. The MAV Death Benefit on Nov. 1, 2006 equals the contract value. You have not reached the first contract anniversary so the
      Benefit Protector(SM) does not provide any additional benefit at this time.

      On May 1, 2007 the contract value grows to $110,000. The death benefit on May 1, 2007 equals:

         MAV death benefit (contract value):                                                                $  110,000
         plus the Benefit Protector(SM) benefit which equals 40% of earnings at death
         (MAV death benefit minus payments not previously withdrawn):
         0.40 x ($110,000 - $100,000) =                                                                         +4,000
                                                                                                            ----------
      Total death benefit of:                                                                               $  114,000

      On May 1, 2008 the contract value falls to $105,000. The death benefit on May 1, 2008 equals:

         MAV death benefit (MAV):                                                                           $  110,000
         plus the Benefit Protector(SM) benefit (40% of earnings at death):
         0.40 x ($110,000 - $100,000) =                                                                         +4,000
                                                                                                            ----------
      Total death benefit of:                                                                               $  114,000

      On June 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value.
      Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2008 equals:

         MAV Death Benefit (MAV adjusted for partial withdrawals):                                          $   57,619
         plus the Benefit Protector(SM) benefit (40% of earnings at death):
         0.40 x ($57,619 - $55,000) =                                                                           +1,048
                                                                                                            ----------
      Total death benefit of:                                                                               $   58,667

      On May 1, 2009 the contract value falls to $40,000. The death benefit on May 1, 2009 equals the death benefit on Feb. 1, 2008. The reduction in contract value has no effect.

      On May 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on May 1, 2015 equals:

         MAV Death Benefit (contract value):                                                                $  200,000
         plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
         previously withdrawn that are one or more years old)                                                  +55,000
                                                                                                            ----------
      Total death benefit of:                                                                               $  255,000


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98 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

      On Nov. 1, 2015 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the
      Benefit Protector(SM) value. The death benefit on Nov. 1, 2015 equals:

         MAV Death Benefit (contract value):                                                                $  250,000
         plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
         previously withdrawn that are one or more years old)                                                  +55,000
                                                                                                            ----------
      Total death benefit of:                                                                               $  305,000

      On Nov. 1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on
      Nov. 1, 2016 equals:

         MAV Death Benefit (contract value):                                                                $  250,000
         plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
         0.40 x ($250,000 - $105,000) =                                                                        +58,000
                                                                                                            ----------
      Total death benefit on nov. 1, 2016 Of:                                                               $  308,000


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 99

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2006 and you and the annuitant are under age 70; and

o     you select contract Option L with the MAV Death Benefit.

      On Nov. 1, 2006 the contract value grows to $105,000. The MAV Death Benefit on Nov. 1, 2006 equals the contract value. You have not reached the first contract anniversary so the Benefit
      Protector(SM) Plus does not provide any additional benefit at this time.

      On May 1, 2007 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on May 1, 2007 equals:

         MAV Death Benefit (contract value):                                                                $  110,000
         plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
         (MAV Death Benefit minus payments not previously withdrawn):
         0.40 x ($110,000 - $100,000) =                                                                         +4,000
                                                                                                            ----------
      Total death benefit of:                                                                               $  114,000

      On May 1, 2008 the contract value falls to $105,000. The death benefit on May 1, 2008 equals:

         MAV Death Benefit (MAV):                                                                           $  110,000
         plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
         0.40 x ($110,000 - $100,000) =                                                                         +4,000
         plus 10% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.10 x $100,000 =                                                       +10,000
                                                                                                            ----------
      Total death benefit of:                                                                               $  124,000

      On June 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw
      $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2008 equals:

         MAV Death Benefit (MAV adjusted for partial withdrawals):                                          $   57,619
         plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
         0.40 x ($57,619 - $55,000) =                                                                           +1,048
         plus 10% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.10 x $55,000 =                                                         +5,500
                                                                                                            ----------
      Total death benefit of:                                                                               $   64,167

      On May 1, 2009 the contract value falls to $40,000. The death benefit on May 1, 2009 equals the death benefit on June 1, 2008. The reduction in contract value has no effect.


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100 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

      On May 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on May 1, 2015 equals:

         MAV Death Benefit (contract value):                                                                $  200,000
         plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn
         that are one or more years old                                                                        +55,000
         plus 20% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.20 x $55,000 =                                                        +11,000
                                                                                                            ----------
      Total death benefit of:                                                                               $  266,000

      On Nov. 1, 2015 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on Nov. 1, 2015 equals:

         MAV Death Benefit (contract value):                                                                $  250,000
         plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn
         that are one or more years old                                                                        +55,000
         plus 20% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.20 x $55,000 =                                                        +11,000
                                                                                                            ----------
      Total death benefit of:                                                                               $  316,000

      On Nov. 1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on Nov. 1, 2016 equals:

         MAV Death Benefit (contract value):                                                                $  250,000
         plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
         (MAV Death Benefit minus payments not previously withdrawn):
         0.40 x ($250,000 - $105,000) =                                                                        +58,000
         plus 20% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.20 x $55,000 =                                                        +11,000
                                                                                                            ----------
      Total death benefit on nov. 1, 2016 Of:                                                               $  319,000


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 101

APPENDIX I: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE
MAY 1, 2006

ASSET ALLOCATION PROGRAM

For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts and/or any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

o reallocate your current model portfolio to an updated version of your current model portfolio; or

o     substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.



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102 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The Guarantor Withdrawal Benefit for Life(SM) rider is an optional benefit that you may select for an additional annual charge if(1):

o     you purchase your contract on or after May 1, 2006;

o     the rider is available in your state; and

o you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life(SM) rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life(SM) rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The Guarantor Withdrawal Benefit for Life(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you may take the following partial withdrawal amounts each contract year:

o After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

o During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

o During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.



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If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life(SM) rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

      (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

            (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

            (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

      (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

      (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

      (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(SM) rider will terminate.

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(SM) rider, you may not elect the Accumulation Protector Benefit(SM) rider.



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o     NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for
      Life(SM) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

For owners subject to RMD rules under Section 401(a)(9), our current administrative practice is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under the terms of the rider, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

      o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

      o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

      o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

      o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

      o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

      o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

      o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

      o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

      o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.



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      The Annual Life Expectancy Required Minimum Distribution Amount
      (ALERMDA) is:

      (1)   determined by us each calendar year;

      (2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit for Life(SM) rider is attached as of the date we make the determination; and

      (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

            1.    an individual retirement annuity (Section 408(b));

            2.    a Roth individual retirement account (Section 408A);

            3.    a Simplified Employee Pension plan (Section 408(k));

            4.    a tax-sheltered annuity rollover (Section 403(b)).

      We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.

      In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

      In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(SM) rider may be of limited value to you.

For an example, see "Examples of Guarantor Withdrawal Benefit for Life(SM)" below.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ARE DESCRIBED BELOW:

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the GBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

      (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



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GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the RBA is equal to the initial purchase payment.

o When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

      (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.



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THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o     At contract issue -- the GBP is established as 7% of the GBA value.

o At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the total RBP -- the GBP remains unchanged.

      (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

o When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

o When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.



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THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

o When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

      (a)   less than or equal to the RALP -- the ALP remains unchanged.

      (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

      (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

      (b)   At any other time -- the RALP is established equal to the ALP.

o At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o At the beginning of any other contract year -- the RALP is set equal to ALP.

o When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 109

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

o     Only one step up is allowed each contract year.

o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.

o If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o     The total RBP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

      (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o     The RALP will be reset as follows:

      (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

      (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(SM) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o     The GBA, RBA, and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but not less than zero.



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110 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

o If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

o If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

      (a)   receive the remaining schedule of GBPs until the RBA equals zero;
            or

      (b) wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

      (a)   the remaining schedule of GBPs until the RBA equals zero; or

      (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o     We will no longer accept additional purchase payments;

o     You will no longer be charged for the rider;

o     Any attached death benefit riders will terminate; and

o The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 111

The Guarantor Withdrawal Benefit for Life(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

o If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").



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112 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The Guarantor Withdrawal Benefit for Life(SM) rider cannot be terminated either by you or us except as follows:

1.    Annuity payouts under an annuity payout plan will terminate the rider.

2.    Termination of the contract for any reason will terminate the rider.

EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM)

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o     You purchase the contract with a payment of $100,000.

o     You are the sole owner and also the annuitant. You are age 60.

o     You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                    HYPOTHETICAL
CONTRACT                              ASSUMED                  BASIC WITHDRAWAL BENEFIT            LIFETIME WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT                 ------------------------            ---------------------------
IN YEARS   PAYMENTS   WITHDRAWALS      VALUE         GBA            RBA        GBP         RBP         ALP           RALP
------------------------------------------------------------------------------------------------------------------------------
At Issue   $100,000    $   N/A        $100,000     $100,000      $100,000     $7,000      $7,000     $   N/A        $   N/A
0.5               0      7,000          92,000      100,000        93,000      7,000           0         N/A            N/A
1                 0          0          91,000      100,000        93,000      7,000       7,000         N/A            N/A
1.5               0      7,000          83,000      100,000        86,000      7,000           0         N/A            N/A
2                 0          0          81,000      100,000        86,000      7,000       7,000         N/A            N/A
5                 0          0          75,000      100,000        86,000      7,000       7,000       5,160(1)       5,160(1)
5.5               0      5,160          70,000      100,000        80,840      7,000       1,840       5,160              0
6                 0          0          69,000      100,000        80,840      7,000       7,000       5,160          5,160
6.5               0      7,000          62,000      100,000        73,840      7,000           0       3,720(2)           0
7                 0          0          70,000      100,000        73,840      7,000       7,000       4,200          4,200
7.5               0     10,000          51,000       51,000(3)     51,000(3)   3,570           0       3,060(3)           0
8                 0          0          55,000       55,000        55,000      3,850       3,850       3,300          3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.

(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 113

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o     You purchase the contract with a payment of $100,000.

o     You are the sole owner and also the annuitant. You are age 65.

o     You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                    HYPOTHETICAL
CONTRACT                              ASSUMED                 BASIC WITHDRAWAL BENEFIT             LIFETIME WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT                ------------------------             ---------------------------
IN YEARS   PAYMENTS   WITHDRAWALS      VALUE         GBA           RBA         GBP         RBP         ALP           RALP
------------------------------------------------------------------------------------------------------------------------------
At Issue   $100,000   $    N/A        $100,000     $100,000      $100,000     $7,000      $7,000     $ 6,000        $6,000
1                 0          0         105,000      105,000       105,000      7,350       7,000(1)    6,300         6,000(1)
2                 0          0         110,000      110,000       110,000      7,700       7,000(1)    6,600         6,000(1)
3                 0          0         110,000      110,000       110,000      7,700       7,700(2)    6,600         6,600(2)
3.5               0      6,600         110,000      110,000       103,400      7,700       1,100       6,600             0
4                 0          0         115,000      115,000       115,000      8,050       8,050       6,900         6,900
4.5               0      8,050         116,000      115,000       106,950      8,050           0       6,900(3)          0
5                 0          0         120,000      120,000       120,000      8,400       8,400       7,200         7,200
5.5               0     10,000         122,000      120,000(4)    110,000(4)   8,400           0       7,200(4)          0
6                 0          0         125,000      125,000       125,000      8,750       8,750       7,500         7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess.
      Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal.
      The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



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114 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

APPENDIX K: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

We have offered two versions of the Guarantor(SM) Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor(SM) Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.

The Guarantor(SM) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

RIDER A

o you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource(SM) rider and/or the Guarantor Withdrawal Benefit for Life(SM) rider are/were not available;

o you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)

o     you purchased your contract prior to April 29, 2005;

o     the rider was available in your state; and

o you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor(SM) Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o     the guaranteed benefit amount will be adjusted as described below; and

o     the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 115

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor(SM) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.

o     RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT:
      If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit(SM) rider.

o NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

      For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:

      (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

      (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

      (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

      (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(SM) Withdrawal Benefit rider.



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116 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

      The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

      (1)   determined by us each calendar year;

      (2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit rider is attached as of the date we make the determination; and

      (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

            1.    an individual retirement annuity (Section 408(b));

            2.    a Roth individual retirement account (Section 408A);

            3.    a Simplified Employee Pension plan (Section 408(k));

            4.    a tax-sheltered annuity rollover (Section 403(b)).

      We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.

      In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(SM) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

      Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

      In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

o At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

o     When you make a partial withdrawal:

      (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

      (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

      (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:



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


GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals.

The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

o At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

o     When you make a partial withdrawal:

      (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

      (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.



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118 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS
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Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

o if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

o The effective date of the elective step up is the valuation date we receive your written request to step up.

o The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

o     The effective date of the elective step up is the contract anniversary.

o The RBA will be increased to an amount equal to the contract anniversary value.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.



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


The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o     Only one step up is allowed each contract year.

o If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o     The RBP will be reset as follows:

      (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

      (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.



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120 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o     you will be paid according to the annuity payout option described above;

o     we will no longer accept additional purchase payments;

o     you will no longer be charged for the rider;

o     any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER
B)

ASSUMPTION:

o     You purchase the contract with a payment of $100,000 on May 1, 2007.

      The Guaranteed Benefit Amount (GBA) equals your purchase payment:          $ 100,000
      The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
        0.07 x $100,000 =                                                        $   7,000
      The Remaining Benefit Amount (RBA) equals your purchase payment:           $ 100,000
      On May 1, 2008 the contract value grows to $110,000. You decide to step up your benefit.
      The RBA equals 100% of your contract value:                                $ 110,000
      The GBA equals 100% of your contract value:                                $ 110,000
      The GBP equals 7% of your stepped-up GBA:
         0.07 x $110,000 =                                                       $   7,700
      On Nov. 1, 2010 you decide to take a partial withdrawal of $7,700.
      You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
         $110,000 - $7,700 =                                                     $ 102,300
      The GBA equals the GBA immediately prior to the partial withdrawal:        $ 110,000
      The GBP equals 7% of your GBA:
         0.07 x $110,000 =                                                       $   7,700
      On May 1, 2011 you make an additional purchase payment of $50,000.
      The new RBA for the contract is equal to your prior RBA plus 100%
      of the additional purchase payment:
         $102,300 + $50,000 =                                                    $ 152,300
      The new GBA for the contract is equal to your prior GBA plus 100%
      of the additional purchase payment:
         $110,000 + $50,000 =                                                    $ 160,000



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 121

      The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
         $7,700 + $3,500 =                                                       $  11,200
      On May 1, 2012 your contract value grows to $200,000. You decide to step up your benefit.
      The RBA equals 100% of your contract value:                                $ 200,000
      The GBA equals 100% of your contract value:                                $ 200,000
      The GBP equals 7% of your stepped-up GBA:
         0.07 x $200,000 =                                                       $  14,000
      On Nov. 1, 2013 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of
      $14,000 so your RBA gets reset to the lesser of:
         (1) your contract value immediately following the partial withdrawal;
                $230,000 - $20,000 =                                             $ 210,000
         OR
         (2) your prior RBA less the amount of the partial withdrawal.
                $200,000 - $20,000 =                                             $ 180,000
      Reset RBA = lesser of (1) or (2) =                                         $ 180,000
      The GBA gets reset to the lesser of:
         (1) your prior GBA                                                      $ 200,000
         OR
         (2) your contract value immediately following the partial withdrawal;
                $230,000 - $20,000 =                                             $ 210,000
      Reset GBA = lesser of (1) or (2) =                                         $ 200,000
      The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                       $  14,000
      On Nov. 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your
      GBP of $14,000 so your RBA gets reset to the lesser of:
         (1) your contract value immediately following the partial withdrawal;
                $175,000 - $25,000 =                                             $ 150,000
         OR
         (2) your prior RBA less the amount of the partial withdrawal.
                $180,000 - $25,000 =                                             $ 155,000
      Reset RBA = lesser of (1) or (2) =                                         $ 150,000
      The GBA gets reset to the lesser of:
         (1) your prior GBA;                                                     $ 200,000
         OR
         (2) your contract value immediately following the partial withdrawal;
                $175,000 - $25,000 =                                             $ 150,000
      Reset GBA = lesser of (1) or (2) =                                         $ 150,000
      The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $150,000 =                                                       $  10,500



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122 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

Appendix L: Example -- Income Assurer Benefit(SM) Riders

INCOME ASSURER BENEFIT(SM) RIDERS

The following three optional Income Assurer Benefit(SM) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.

o     Income Assurer Benefit(SM) - MAV;

o     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
      Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)   is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 123

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the waiting period;

o     the annuitant on the retirement date must be between 50 to 86 years old;
      and

o you can only take an annuity payment in one of the following annuity payout plans:

      Plan  A -- Life Annuity - No Refund;

      Plan  B -- Life Annuity with Ten or Twenty Years Certain;

      Plan  D -- Joint and Last Survivor Life Annuity - No Refund; Joint and
                 Last Survivor Life Annuity with Twenty Years Certain; or

      Plan  E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

o If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

o If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

      Pt-1 (1 + i)
      ------------ = Pt
          1.05

      Pt-1 = prior annuity payout

      Pt   = current annuity payout

      i    = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.



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124 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.    contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.    the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)   current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.    contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.    the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.    contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.    the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.



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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 125

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from
      (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.    the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.    the contract value;

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3.    the MAV (described above); or

4.    the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.    the MAV, less market value adjusted excluded payments (described above);
      or

4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).



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126 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLES OF THE INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.

ASSUMPTIONS:


o     You purchase the contract with a payment of $100,000 on June 1, 2006;
      and


o you invest all contract value in the subaccounts (protected investment options); and

o you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

o     the annuitant is male and age 55 at contract issue; and

o     the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                          ASSUMED                        MAXIMUM         GUARANTEED
 CONTRACT                                CONTRACT      PURCHASE        ANNIVERSARY         INCOME
ANNIVERSARY                                VALUE       PAYMENTS       VALUE (MAV)(1)   BENEFIT BASE(2)
------------------------------------------------------------------------------------------------------
     1                                   $ 108,000     $ 100,000        $ 108,000         $ 108,000
     2                                     125,000          none          125,000           125,000
     3                                     132,000          none          132,000           132,000
     4                                     150,000          none          150,000           150,000
     5                                      85,000          none          150,000           150,000
     6                                     121,000          none          150,000           150,000
     7                                     139,000          none          150,000           150,000
     8                                     153,000          none          153,000           153,000
     9                                     140,000          none          153,000           153,000
    10                                     174,000          none          174,000           174,000
    11                                     141,000          none          174,000           174,000
    12                                     148,000          none          174,000           174,000
    13                                     208,000          none          208,000           208,000
    14                                     198,000          none          208,000           208,000
    15                                     203,000          none          208,000           208,000
------------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


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RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 127

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                 STANDARD PROVISIONS                                         IAB - MAV PROVISIONS
             ----------------------------------------------------------------------------------------------------------------------
 CONTRACT                         NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY      ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH     IAB - MAV     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000          $   772.56            $   774.30         $ 174,000         $   772.56            $   774.30
    11            141,000              641.55                642.96           174,000             791.70                793.44
    12            148,000              691.16                692.64           174,000             812.58                814.32
    13            208,000              996.32                998.40           208,000             996.32                998.40
    14            198,000              974.16                976.14           208,000           1,023.36              1,025.44
    15            203,000            1,025.15              1,027.18           208,000           1,050.40              1,052.48
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                 STANDARD PROVISIONS                                         IAB - MAV PROVISIONS
             ----------------------------------------------------------------------------------------------------------------------
                                  NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
 CONTRACT                         PLAN D - LAST         PLAN D - LAST                        PLAN D - LAST         PLAN D - LAST
ANNIVERSARY      ASSUMED           SURVIVOR NO           SURVIVOR NO        IAB - MAV         SURVIVOR NO           SURVIVOR NO
AT EXERCISE   CONTRACT VALUE        REFUND(2)             REFUND(2)        BENEFIT BASE        REFUND(2)             REFUND(2)
-----------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000           $ 629.88              $ 622.92          $ 174,000          $ 629.88              $ 622.92
    11            141,000             521.70                516.06            174,000            643.80                636.84
    12            148,000             559.44                553.52            174,000            657.72                650.76
    13            208,000             807.04                796.64            208,000            807.04                796.64
    14            198,000             786.06                778.14            208,000            825.76                817.44
    15            203,000             826.21                818.09            208,000            846.56                838.24
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


------------------------------------------------------------------------------

128 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                         GUARANTEED
                                                                                           INCOME
                                          ASSUMED                                      BENEFIT BASE -
 CONTRACT                                CONTRACT      PURCHASE      5% ACCUMULATION   5% ACCUMULATION
ANNIVERSARY                                VALUE       PAYMENTS      BENEFIT BASE(1)   BENEFIT BASE(2)
------------------------------------------------------------------------------------------------------
     1                                   $ 108,000     $ 100,000        $ 105,000         $ 108,000
     2                                     125,000          none          110,250           125,000
     3                                     132,000          none          115,763           132,000
     4                                     150,000          none          121,551           150,000
     5                                      85,000          none          127,628           127,628
     6                                     121,000          none          134,010           134,010
     7                                     139,000          none          140,710           140,710
     8                                     153,000          none          147,746           153,000
     9                                     140,000          none          155,133           155,133
    10                                     174,000          none          162,889           174,000
    11                                     141,000          none          171,034           171,034
    12                                     148,000          none          179,586           179,586
    13                                     208,000          none          188,565           208,000
    14                                     198,000          none          197,993           198,000
    15                                     203,000          none          207,893           207,893
------------------------------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed
      Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                 STANDARD PROVISIONS                                        IAB - 5% RF PROVISIONS
             ----------------------------------------------------------------------------------------------------------------------
 CONTRACT                         NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY      ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH    IAB - 5% RF    PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000          $   772.56            $   774.30         $ 174,000         $   772.56            $   774.30
    11            141,000              641.55                642.96           171,034             778.20                779.91
    12            148,000              691.16                692.64           179,586             838.66                840.46
    13            208,000              996.32                998.40           208,000             996.32                998.40
    14            198,000              974.16                976.14           198,000             974.16                976.14
    15            203,000            1,025.15              1,027.18           207,893           1,049.86              1,051.94
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 129

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                 STANDARD PROVISIONS                                        IAB - 5% RF PROVISIONS
             ----------------------------------------------------------------------------------------------------------------------
                                  NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
 CONTRACT                         PLAN D - LAST         PLAN D - LAST                        PLAN D - LAST         PLAN D - LAST
ANNIVERSARY      ASSUMED           SURVIVOR NO           SURVIVOR NO       IAB - 5% RF        SURVIVOR NO           SURVIVOR NO
AT EXERCISE   CONTRACT VALUE        REFUND(2)             REFUND(2)        BENEFIT BASE        REFUND(2)             REFUND(2)
-----------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000           $ 629.88              $ 622.92          $ 174,000          $ 629.88              $ 622.92
    11            141,000             521.70                516.06            171,034            632.83                625.98
    12            148,000             559.44                553.52            179,586            678.83                671.65
    13            208,000             807.04                796.64            208,000            807.04                796.64
    14            198,000             786.06                778.14            198,000            786.06                778.14
    15            203,000             826.21                818.09            207,893            846.12                837.81
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                             GUARANTEED
                                                                                                               INCOME
                                                                                                           BENEFIT BASE -
                                                                                                             GREATER OF
                                          ASSUMED                      MAXIMUM                                MAV OR 5%
 CONTRACT                                CONTRACT      PURCHASE      ANNIVERSARY      5% ACCUMULATION       ACCUMULATION
ANNIVERSARY                                VALUE       PAYMENTS        VALUE(1)       BENEFIT BASE(1)      BENEFIT BASE(2)
--------------------------------------------------------------------------------------------------------------------------
     1                                   $ 108,000     $ 100,000      $ 108,000          $ 105,000            $ 108,000
     2                                     125,000          none        125,000            110,250              125,000
     3                                     132,000          none        132,000            115,763              132,000
     4                                     150,000          none        150,000            121,551              150,000
     5                                      85,000          none        150,000            127,628              150,000
     6                                     121,000          none        150,000            134,010              150,000
     7                                     139,000          none        150,000            140,710              150,000
     8                                     153,000          none        153,000            147,746              153,000
     9                                     140,000          none        153,000            155,133              155,133
    10                                     174,000          none        174,000            162,889              174,000
    11                                     141,000          none        174,000            171,034              174,000
    12                                     148,000          none        174,000            179,586              179,586
    13                                     208,000          none        208,000            188,565              208,000
    14                                     198,000          none        208,000            197,993              208,000
    15                                     203,000          none        208,000            207,893              208,000
--------------------------------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)   The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
      Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5%
      Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


------------------------------------------------------------------------------

130 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                                        IAB - MAX PROVISIONS
             ----------------------------------------------------------------------------------------------------------------------
 CONTRACT                         NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY      ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH     IAB - MAX     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000          $   772.56            $   774.30         $ 174,000         $   772.56            $   774.30
    11            141,000              641.55                642.96           174,000             791.70                793.44
    12            148,000              691.16                692.64           179,586             838.66                840.46
    13            208,000              996.32                998.40           208,000             996.32                998.40
    14            198,000              974.16                976.14           208,000           1,023.36              1,025.44
    15            203,000            1,025.15              1,027.18           208,000           1,050.40              1,052.48
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                 STANDARD PROVISIONS                                         IAB - MAX PROVISIONS
             ----------------------------------------------------------------------------------------------------------------------
                                  NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
 CONTRACT                         PLAN D - LAST         PLAN D - LAST                        PLAN D - LAST         PLAN D - LAST
ANNIVERSARY      ASSUMED           SURVIVOR NO           SURVIVOR NO        IAB - MAX         SURVIVOR NO           SURVIVOR NO
AT EXERCISE   CONTRACT VALUE        REFUND(2)             REFUND(2)        BENEFIT BASE        REFUND(2)             REFUND(2)
-----------------------------------------------------------------------------------------------------------------------------------
    10          $ 174,000           $ 629.88              $ 622.92          $ 174,000          $ 629.88              $ 622.92
    11            141,000             521.70                516.06            174,000            643.80                636.84
    12            148,000             559.44                553.52            179,586            678.83                671.65
    13            208,000             807.04                796.64            208,000            807.04                796.64
    14            198,000             786.06                778.14            208,000            825.76                817.44
    15            203,000             826.21                818.09            208,000            846.56                838.24
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983
      Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 131

APPENDIX M: CONDENSED FINANCIAL INFORMATION


(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2006.

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                            2006     2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (7/31/2002)
Accumulation unit value at beginning of period                              $  1.41  $  1.36  $ 1.24  $ 0.95  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.56  $  1.41  $ 1.36  $ 1.24  $ 0.95      --      --
Number of accumulation units outstanding at end of period (000 omitted)       2,791    3,249   1,479     220      70      --      --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/30/2002)
Accumulation unit value at beginning of period                              $  1.52  $  1.42  $ 1.25  $ 0.94  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.74  $  1.52  $ 1.42  $ 1.25  $ 0.94      --      --
Number of accumulation units outstanding at end of period (000 omitted)         147      153     163      29      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                              $  1.14  $  1.08  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.24  $  1.14  $ 1.08      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)         912    1,051     427      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                              $  1.09  $  1.07  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.19  $  1.09  $ 1.07      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)          --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/30/2002)
Accumulation unit value at beginning of period                              $  1.39  $  1.35  $ 1.24  $ 0.95  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.60  $  1.39  $ 1.35  $ 1.24  $ 0.95      --      --
Number of accumulation units outstanding at end of period (000 omitted)         167      189     109      52       8      --      --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                              $  1.37  $  1.20  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.82  $  1.37  $ 1.20      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)      15,378    8,725   1,580      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                              $  1.05  $  1.05  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.05  $  1.05  $ 1.05      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)      25,472   20,290   3,919      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                              $  1.06  $  1.06  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.01  $  1.06  $ 1.06      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)      23,813    6,935   1,154      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                              $  1.12  $  1.09  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.31  $  1.12  $ 1.09      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)          88       26      18      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                              $  1.00       --      --      --      --      --      --
Accumulation unit value at end of period                                    $  1.07       --      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)       9,940       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (4/30/2004)
Accumulation unit value at beginning of period                              $  1.21  $  1.17  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.42  $  1.21  $ 1.17      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)          23        4       2      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

132 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                            2006     2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                              $  1.21  $  1.13  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.28  $  1.21  $ 1.13      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)          22       15      13      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                              $  1.05  $  1.03  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.20  $  1.05  $ 1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)           1        1       1      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                              $  1.25  $  1.14  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.51  $  1.25  $ 1.14      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)          87       57       9      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period                              $  1.58  $  1.38  $ 1.22  $ 0.97  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.74  $  1.58  $ 1.38  $ 1.22  $ 0.97      --      --
Number of accumulation units outstanding at end of period (000 omitted)      45,089   16,531   3,067     152      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                              $  0.99  $  0.96  $ 0.94  $ 0.73  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.04  $  0.99  $ 0.96  $ 0.94  $ 0.73      --      --
Number of accumulation units outstanding at end of period (000 omitted)         368      324     327      68      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                              $  1.03  $  1.03  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.06  $  1.03  $ 1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)      12,953    8,188   1,336      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period                              $  1.81  $  1.56  $ 1.27  $ 0.94  $ 1.06  $ 1.00      --
Accumulation unit value at end of period                                    $  2.00  $  1.81  $ 1.56  $ 1.27  $ 0.94  $ 1.06      --
Number of accumulation units outstanding at end of period (000 omitted)       7,570    3,100   1,208     722     290      13      --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                              $  1.28  $  1.10  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.49  $  1.28  $ 1.10      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)       4,843    4,036   1,573      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                              $  1.39  $  1.39  $ 1.24  $ 0.96  $ 0.98  $ 0.99  $ 1.00
Accumulation unit value at end of period                                    $  1.61  $  1.39  $ 1.39  $ 1.24  $ 0.96  $ 0.98  $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)       2,743    2,554   2,119   1,118     777     413     157
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                              $  1.11  $  1.09  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.28  $  1.11  $ 1.09      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)          63       38      14      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                              $  0.54  $  0.52  $ 0.48  $ 0.35  $ 0.50  $ 0.60  $ 1.00
Accumulation unit value at end of period                                    $  0.57  $  0.54  $ 0.52  $ 0.48  $ 0.35  $ 0.50  $ 0.60
Number of accumulation units outstanding at end of period (000 omitted)       1,612    1,719   1,992   1,273   1,008     617     120
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                              $  1.50  $  1.38  $ 1.25  $ 1.01  $ 1.17  $ 1.11  $ 1.00
Accumulation unit value at end of period                                    $  1.75  $  1.50  $ 1.38  $ 1.25  $ 1.01  $ 1.17  $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)       9,197    2,844   3,112     870     324      24       6
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                              $  1.11  $  1.16  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.23  $  1.11  $ 1.16      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)      23,082    7,734   1,493      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                              $  1.20  $  1.12  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.44  $  1.20  $ 1.12      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)         376      226     177      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 133

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                            2006     2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (3/3/2000)
Accumulation unit value at beginning of period                              $  2.53  $  2.28  $ 1.84  $ 1.46  $ 1.56  $ 1.41  $ 1.00
Accumulation unit value at end of period                                    $  2.88  $  2.53  $ 2.28  $ 1.84  $ 1.46  $ 1.56  $ 1.41
Number of accumulation units outstanding at end of period (000 omitted)       9,377    4,128   1,284     550     386     321      60
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                              $  1.04  $  1.00  $ 0.96  $ 0.73  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.15  $  1.04  $ 1.00  $ 0.96  $ 0.73      --      --
Number of accumulation units outstanding at end of period (000 omitted)         155      155     138     107       1      --      --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                              $  1.16  $  1.15  $ 1.06  $ 0.93  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.28  $  1.16  $ 1.15  $ 1.06  $ 0.93      --      --
Number of accumulation units outstanding at end of period (000 omitted)       1,095    1,130   1,184     348       7      --      --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                              $  1.65  $  1.44  $ 1.13  $ 0.85  $ 1.00      --      --
Accumulation unit value at end of period                                    $  2.13  $  1.65  $ 1.44  $ 1.13  $ 0.85      --      --
Number of accumulation units outstanding at end of period (000 omitted)          85       72      63      37       9      --      --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (8/30/2002)
Accumulation unit value at beginning of period                              $  1.33  $  1.29  $ 1.24  $ 0.97  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.41  $  1.33  $ 1.29  $ 1.24  $ 0.97      --      --
Number of accumulation units outstanding at end of period (000 omitted)       8,562    6,720   1,419      14      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/1/2002)
Accumulation unit value at beginning of period                              $  1.42  $  1.27  $ 1.08  $ 0.77  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.64  $  1.42  $ 1.27  $ 1.08  $ 0.77      --      --
Number of accumulation units outstanding at end of period (000 omitted)         683      680     562     136      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (7/31/2002)
Accumulation unit value at beginning of period                              $  1.70  $  1.58  $ 1.35  $ 0.95  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.92  $  1.70  $ 1.58  $ 1.35  $ 0.95      --      --
Number of accumulation units outstanding at end of period (000 omitted)         168      168     143      64      18      --      --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/1/2002)
Accumulation unit value at beginning of period                              $  1.27  $  1.26  $ 1.18  $ 1.03  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.34  $  1.27  $ 1.26  $ 1.18  $ 1.03      --      --
Number of accumulation units outstanding at end of period (000 omitted)      21,466    9,445   2,076     137       5      --      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (5/1/2002)
Accumulation unit value at beginning of period                              $  1.14  $  1.02  $ 0.97  $ 0.84  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.15  $  1.14  $ 1.02  $ 0.97  $ 0.84      --      --
Number of accumulation units outstanding at end of period (000 omitted)         162      175     177     188      73      --      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/3/2000)
Accumulation unit value at beginning of period                              $  0.75  $  0.68  $ 0.60  $ 0.47  $ 0.58  $ 0.75  $ 1.00
Accumulation unit value at end of period                                    $  0.95  $  0.75  $ 0.68  $ 0.60  $ 0.47  $ 0.58  $ 0.75
Number of accumulation units outstanding at end of period (000 omitted)       1,624    1,716   1,786   1,760   1,350   1,244     708
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                              $  1.25  $  1.18  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.44  $  1.25  $ 1.18      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)       5,948       89       5      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/3/2000)
Accumulation unit value at beginning of period                              $  0.55  $  0.50  $ 0.43  $ 0.33  $ 0.48  $ 0.73  $ 1.00
Accumulation unit value at end of period                                    $  0.57  $  0.55  $ 0.50  $ 0.43  $ 0.33  $ 0.48  $ 0.73
Number of accumulation units outstanding at end of period (000 omitted)         916    1,031   1,143   1,270   1,246   1,676     814
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (3/1/2002)
Accumulation unit value at beginning of period                              $  0.97  $  0.96  $ 0.97  $ 0.99  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.00  $  0.97  $ 0.96  $ 0.97  $ 0.99      --      --
Number of accumulation units outstanding at end of period (000 omitted)       2,192    1,151     399      76      --      --      --

*    The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006
     were 2.82% and 2.86%, respectively.
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/3/2000)
Accumulation unit value at beginning of period                              $  1.55  $  1.39  $ 1.20  $ 0.86  $ 1.08  $ 1.08  $ 1.00
Accumulation unit value at end of period                                    $  1.83  $  1.55  $ 1.39  $ 1.20  $ 0.86  $ 1.08  $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)      27,624    9,764     608     392     325     144      40
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

134 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                            2006     2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                              $  1.00       --      --      --      --      --      --
Accumulation unit value at end of period                                    $  1.02       --      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)      26,599       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (3/3/2000)
Accumulation unit value at beginning of period                              $  1.14  $  1.12  $ 1.02  $ 0.83  $ 0.90  $ 0.87  $ 1.00
Accumulation unit value at end of period                                    $  1.25  $  1.14  $ 1.12  $ 1.02  $ 0.83  $ 0.90  $ 0.87
Number of accumulation units outstanding at end of period (000 omitted)       8,935    4,144     855     325      80      90       8
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/3/2000)
Accumulation unit value at beginning of period                              $  0.70  $  0.67  $ 0.65  $ 0.51  $ 0.67  $ 0.83  $ 1.00
Accumulation unit value at end of period                                    $  0.80  $  0.70  $ 0.67  $ 0.65  $ 0.51  $ 0.67  $ 0.83
Number of accumulation units outstanding at end of period (000 omitted)      15,807   17,584   7,616      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (8/30/2002)
Accumulation unit value at beginning of period                              $  1.42  $  1.31  $ 1.22  $ 1.02  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.40  $  1.42  $ 1.31  $ 1.22  $ 1.02      --      --
Number of accumulation units outstanding at end of period (000 omitted)         708      735     335      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                              $  1.11  $  1.08  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.26  $  1.11  $ 1.08      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)         227      227     174      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/1/2002)
Accumulation unit value at beginning of period                              $  1.31  $  1.26  $ 1.07  $ 0.79  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.55  $  1.31  $ 1.26  $ 1.07  $ 0.79      --      --
Number of accumulation units outstanding at end of period (000 omitted)      10,097    9,125   1,935      72      20      --      --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (8/30/2002)
Accumulation unit value at beginning of period                              $  1.49  $  1.45  $ 1.26  $ 0.98  $ 1.00      --      --
Accumulation unit value at end of period                                    $  1.70  $  1.49  $ 1.45  $ 1.26  $ 0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)      36,888   18,912   3,700      73      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                              $  1.58  $  1.37  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  2.14  $  1.58  $ 1.37      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)         510      443     177      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (4/30/2004)
Accumulation unit value at beginning of period                              $  1.44  $  1.20  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.94  $  1.44  $ 1.20      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)       8,406    4,181     858      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                              $  1.26  $  1.15  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                    $  1.34  $  1.26  $ 1.15      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)       7,563    5,332     946      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 135

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                            2006    2005    2004
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.10  $ 1.07  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.22  $ 1.10  $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                            5       5       6
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.18  $ 1.10  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.34  $ 1.18  $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.13  $ 1.07  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.22  $ 1.13  $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                            1       1       1
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.08  $ 1.06  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.18  $ 1.08  $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.10  $ 1.07  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.26  $ 1.10  $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.36  $ 1.19  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.80  $ 1.36  $ 1.19
Number of accumulation units outstanding at end of period (000 omitted)                                           67      39       6
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.04  $ 1.05  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.03  $ 1.04  $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                          224     126      22
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.06  $ 1.06  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.00  $ 1.06  $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                          149      50      --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.11  $ 1.09  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.29  $ 1.11  $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (4/28/2006)
Accumulation unit value at beginning of period                                                                $ 1.00      --      --
Accumulation unit value at end of period                                                                      $ 1.06      --      --
Number of accumulation units outstanding at end of period (000 omitted)                                           70      --      --
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.20  $ 1.16  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.40  $ 1.20  $ 1.16
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.20  $ 1.13  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.26  $ 1.20  $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.04  $ 1.02  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.18  $ 1.04  $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.24  $ 1.14  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.49  $ 1.24  $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

136 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                             2006    2005    2004
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.26  $ 1.10  $1.00
Accumulation unit value at end of period                                                                      $ 1.37  $ 1.26  $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                          296     101      8
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.06  $ 1.03  $1.00
Accumulation unit value at end of period                                                                      $ 1.10  $ 1.06  $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --     --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.03  $ 1.03  $1.00
Accumulation unit value at end of period                                                                      $ 1.04  $ 1.03  $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                          215     115     19
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.40  $ 1.21  $1.00
Accumulation unit value at end of period                                                                      $ 1.53  $ 1.40  $1.21
Number of accumulation units outstanding at end of period (000 omitted)                                           39      16     --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.27  $ 1.10  $1.00
Accumulation unit value at end of period                                                                      $ 1.47  $ 1.27  $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                            5       6      5
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.11  $ 1.12  $1.00
Accumulation unit value at end of period                                                                      $ 1.29  $ 1.11  $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --     --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.10  $ 1.09  $1.00
Accumulation unit value at end of period                                                                      $ 1.26  $ 1.10  $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --     --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.10  $ 1.07  $1.00
Accumulation unit value at end of period                                                                      $ 1.17  $ 1.10  $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --     --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.18  $ 1.09  $1.00
Accumulation unit value at end of period                                                                      $ 1.36  $ 1.18  $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                           16      --     --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.10  $ 1.16  $1.00
Accumulation unit value at end of period                                                                      $ 1.21  $ 1.10  $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                           78      39      8
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.19  $ 1.12  $1.00
Accumulation unit value at end of period                                                                      $ 1.42  $ 1.19  $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.32  $ 1.19  $1.00
Accumulation unit value at end of period                                                                      $ 1.49  $ 1.32  $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                           65      28      3
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.07  $ 1.04  $1.00
Accumulation unit value at end of period                                                                      $ 1.18  $ 1.07  $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --     --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.09  $ 1.08  $1.00
Accumulation unit value at end of period                                                                      $ 1.19  $ 1.09  $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --     --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 137

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                             2006    2005    2004
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.41  $ 1.24  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.81  $ 1.41  $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.08  $ 1.06  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.14  $ 1.08  $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                           87      48       8
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.28  $ 1.15  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.47  $ 1.28  $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.25  $ 1.16  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.40  $ 1.25  $ 1.16
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.07  $ 1.07  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.12  $ 1.07  $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                          136      68      12
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.14  $ 1.03  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.14  $ 1.14  $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.25  $ 1.14  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.56  $ 1.25  $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.23  $ 1.18  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.42  $ 1.23  $ 1.18
Number of accumulation units outstanding at end of period (000 omitted)                                           12      --      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.24  $ 1.13  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.28  $ 1.24  $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 0.99  $ 0.99  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.02  $ 0.99  $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                                            7       4      --
* The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006
were 2.31% and 2.33%, respectively.
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.28  $ 1.15  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.50  $ 1.28  $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                          181      83      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                                                $ 1.00      --      --
Accumulation unit value at end of period                                                                      $ 1.02      --      --
Number of accumulation units outstanding at end of period (000 omitted)                                           29      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.10  $ 1.08  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.19  $ 1.10  $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                           55      30       4
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.09  $ 1.05  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.23  $ 1.09  $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)                                           14      21      19
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

138 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                             2006    2005    2004
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.15  $ 1.06  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.12  $ 1.15  $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                                            1       1       1
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.10  $ 1.08  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.24  $ 1.10  $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)                                           --      --      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.19  $ 1.15  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.40  $ 1.19  $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                           72      43       5
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.15  $ 1.13  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.30  $ 1.15  $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)                                          235     119      13
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.57  $ 1.37  $ 1.00
Accumulation unit value at end of period                                                                      $ 2.11  $ 1.57  $ 1.37
Number of accumulation units outstanding at end of period (000 omitted)                                            3       3       3
------------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.42  $ 1.20  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.91  $ 1.42  $ 1.20
Number of accumulation units outstanding at end of period (000 omitted)                                           61      32       3
------------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                                                                $ 1.25  $ 1.15  $ 1.00
Accumulation unit value at end of period                                                                      $ 1.32  $ 1.25  $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                           56      28       4
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS 139

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



Calculating Annuity Payouts ..............................................p. 3

Rating Agencies ..........................................................p. 4

Revenues Received During Calendar Year 2006 ..............................p. 4

Principal Underwriter ....................................................p. 5

Independent Registered Public Accounting Firm ............................p. 5

Condensed Financial Information (Unaudited) ..............................p. 6

Financial Statements


------------------------------------------------------------------------------

140 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY - PROSPECTUS

RIVERSOURCE [LOGO](SM)
       ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

          RiverSource Distributors, Inc. (Distributor), Member NASD.

    Insurance and annuity products are issued by RiverSource Life Insurance
                                   Company.


            (C)2007 Ameriprise Financial, Inc. All rights reserved.


273416 H (5/07)

PROSPECTUS
MAY 1, 2007


EVERGREEN

PATHWAYS(SM) VARIABLE ANNUITY

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)


           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


NEW EVERGREEN PATHWAYS(SM) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

o   AIM Variable Insurance Funds, Series II Shares                     o   MFS(R) Variable Insurance Trust(SM) - Service Class
o   AllianceBernstein Variable Products Series Fund, Inc. (Class B)    o   Oppenheimer Variable Account Funds, Service Shares
o   Evergreen Variable Annuity Trust - Class 2                         o   Putnam Variable Trust - Class IB Shares
o   Fidelity(R) Variable Insurance Products - Service Class 2          o   RiverSource(SM) Variable Portfolio Funds
o   Franklin(R) Templeton(R) Variable Insurance Products               o   Van Kampen Life Investment Trust - Class II Shares
    Trust (FTVIPT) - Class 2                                           o   The Universal Institutional Funds, Inc. - Class I Shares

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 1

TABLE OF CONTENTS


KEY TERMS ...............................................................    3
THE CONTRACT IN BRIEF ...................................................    4
EXPENSE SUMMARY .........................................................    6
CONDENSED FINANCIAL INFORMATION (UNAUDITED) .............................   10
FINANCIAL STATEMENTS ....................................................   10
THE VARIABLE ACCOUNT AND THE FUNDS ......................................   10
THE GUARANTEE PERIOD ACCOUNTS (GPAS) ....................................   18
THE ONE-YEAR FIXED ACCOUNT ..............................................   20
BUYING YOUR CONTRACT ....................................................   21
CHARGES .................................................................   23
VALUING YOUR INVESTMENT .................................................   26
MAKING THE MOST OF YOUR CONTRACT ........................................   27
WITHDRAWALS .............................................................   33
TSA - SPECIAL WITHDRAWAL PROVISIONS .....................................   34
CHANGING OWNERSHIP ......................................................   34
BENEFITS IN CASE OF DEATH ...............................................   35
OPTIONAL BENEFITS .......................................................   39
THE ANNUITY PAYOUT PERIOD ...............................................   47
TAXES ...................................................................   49
VOTING RIGHTS ...........................................................   52
SUBSTITUTION OF INVESTMENTS .............................................   52
ABOUT THE SERVICE PROVIDERS .............................................   53
ADDITIONAL INFORMATION ..................................................   54
APPENDIX: CONDENSED FINANCIAL INFORMATION (UNAUDITED) ...................   55
TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION ..................................   62


CORPORATE CONSOLIDATION


On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.



2 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract, or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o     Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o     Roth IRAs under Section 408A of the Code

o     Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o     Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and RiverSource Life refer to RiverSource Life Insurance Company.


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF


PURPOSE: This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and and allows investments in the subaccounts only(1). Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest. The purpose of these contracts is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes --Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments to the GPAs, one-year fixed account and/or the subaccounts, depending on the contract option you select.

If you select contract Option L, you may allocate your purchase payments among any or all of:


      o the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 10)

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.



4 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

      o the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The minimum required investment in each GPA is $1,000 We reserve the right to restrict the amount of any purchase payment allocated to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. These accounts may not be available in all states. (p. 18 and p. 20)


If you select contract Option C, you may allocate purchase payments to the subaccounts only.


We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (p. 21)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 29)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including an IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 33)

OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. (p. 39)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 35)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 47)

TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 49)



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 5

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSE THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

         CONTRACT YEAR FOR
         CONTRACT OPTION L                   WITHDRAWAL CHARGE PERCENTAGE
                1-2                                        8%
                3                                          7
                4                                          6
                5 and later                                0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

You can choose either contract Option L or Option C and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

                                                        VARIABLE ACCOUNT             TOTAL MORTALITY AND         TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:                 ADMINISTRATIVE CHARGE             EXPENSE RISK FEE         ACCOUNT EXPENSES
ROP DEATH BENEFIT                                            0.15%                          1.25%                    1.40%
MAV DEATH BENEFIT                                            0.15                           1.35                     1.50
EDB                                                          0.15                           1.55                     1.70

IF YOU SELECT CONTRACT OPTION C AND:
ROP DEATH BENEFIT                                            0.15                           1.35                     1.50
MAV DEATH BENEFIT                                            0.15                           1.45                     1.60
EDB                                                          0.15                           1.65                     1.80

OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                       $  40
(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE                            0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE                  0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                           0.70%***
(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

 *    This fee applies only if you elect this optional feature.

** For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - 0.30%.



6 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                                MINIMUM    MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                  0.60%      1.35%

(a)   Each fund deducts management fees and other expenses from fund assets.
      Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The
      Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                           GROSS TOTAL
                                                                      MANAGEMENT    12b-1       OTHER        ANNUAL
                                                                         FEES        FEES      EXPENSES     EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                              0.72%       0.25%       0.30%**    1.27%(1),(2)
AIM V.I. Capital Appreciation Fund, Series II Shares                     0.61        0.25        0.30**     1.16(1)
AIM V.I. Capital Development Fund, Series II Shares                      0.75        0.25        0.35**     1.35(1),(2)
AllianceBernstein VPS Global Technology Portfolio (Class B)              0.75        0.25        0.18       1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)              0.55        0.25        0.06       0.86
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)               0.75        0.25        0.08       1.08
Evergreen VA Balanced Fund - Class 2                                     0.29        0.25        0.23**     0.77
Evergreen VA Core Bond Fund - Class 2                                    0.32        0.25        0.24**     0.81
Evergreen VA Fundamental Large Cap Fund - Class 2                        0.57        0.25        0.18**     1.00
Evergreen VA Growth Fund - Class 2                                       0.69        0.25        0.20**     1.14
Evergreen VA High Income Fund - Class 2                                  0.50        0.25        0.26**     1.01
Evergreen VA International Equity Fund - Class 2                         0.40        0.25        0.28**     0.93
Evergreen VA Omega Fund - Class 2                                        0.52        0.25        0.19**     0.96
Evergreen VA Special Values Fund - Class 2                               0.78        0.25        0.19**     1.22
Evergreen VA Strategic Income Fund - Class 2                             0.39        0.25        0.23**     0.87
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                  0.57        0.25        0.09       0.91
Fidelity(R) VIP Growth Portfolio Service Class 2                         0.57        0.25        0.12       0.94
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                        0.57        0.25        0.11       0.93
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                0.51        0.25        0.20**     0.96(3)
FTVIPT Mutual Shares Securities Fund - Class 2                           0.60        0.25        0.21       1.06
FTVIPT Templeton Foreign Securities Fund - Class 2                       0.63        0.25        0.18**     1.06(3)
MFS(R) New Discovery Series - Service Class                              0.90        0.25        0.13       1.28
MFS(R) Total Return Series - Service Class                               0.75        0.25        0.10       1.10(4)
MFS(R) Utilities Series - Service Class                                  0.75        0.25        0.11       1.11
Oppenheimer Capital Appreciation Fund/VA, Service Shares                 0.64        0.25        0.03**     0.92(5)
Oppenheimer Global Securities Fund/VA, Service Shares                    0.62        0.25        0.04**     0.91(5)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                0.72        0.25        0.03**     1.00(5)
Oppenheimer Strategic Bond Fund/VA, Service Shares                       0.62        0.25        0.02**     0.89(5)
Putnam VT Growth and Income Fund - Class IB Shares                       0.49        0.25        0.06**     0.80



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 7

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                   GROSS TOTAL
                                                                               MANAGEMENT   12B-1    OTHER            ANNUAL
                                                                                  FEES      FEES    EXPENSES         EXPENSES
Putnam VT Health Sciences Fund - Class IB Shares                                  0.70%     0.25%     0.15%**    1.10%
Putnam VT International Equity Fund - Class IB Shares                             0.74      0.25      0.19**     1.18
RiverSource(R) Variable Portfolio - Cash Management Fund                          0.33      0.13      0.14       0.60(6)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                         0.46      0.13      0.15**     0.74(6)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                0.64      0.13      0.14**     0.91(6),(7)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                         0.57      0.13      0.13**     0.83(6),(7)
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                           0.60      0.13      0.15**     0.88(6),(7),(8)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund           0.48      0.13      0.16**     0.77(6)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                          1.00      0.13      0.19**     1.32(6),(7),(8)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares              0.56      0.25      0.03       0.84
Van Kampen Life Investment Trust Growth and Income Portfolio, Class II Shares     0.56      0.25      0.04       0.85
Van Kampen UIF U.S. Real Estate Portfolio, Class I Shares                         0.73        --      0.28       1.01(9)

 * The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies
      (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2)   Through April 30, 2008 (through Dec. 31, 2009, for AIM V.I. Basic Value
      Fund, Series II Shares), the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value
      Fund, Series II Shares and 1.34% for AIM V.I. Capital Development Fund,
      Series II Shares.

(3) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange
      Commission (SEC). After fee reductions net expenses would be 0.93% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and 1.03% for
      FTVIPT Templeton Foreign Securities Fund - Class 2.

(4)   The Fund's management fee as set forth in its Investment Advisory
      Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's
      Board of Trustees.

(5) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
      Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(6) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(7) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.10% for RiverSource(R)
      Variable Portfolio - Mid Cap Growth Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
      Fund, 0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity
      Fund and 0.05% for RiverSource(R) Variable Portfolio - Small Cap Value
      Fund.

(8) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec.
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.00% for RiverSource(R) Variable Portfolio - Mid Cap
      Growth Fund and 1.20% for RiverSource(R) Variable Portfolio - Small Cap
      Value Fund.

(9) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.10% for Van Kampen UIF U.S. Real Estate
      Portfolio, Class I Shares.



8 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the EDB and the GMIB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
                                           1 YEAR     3 YEARS    5 YEARS    10 YEARS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
Contract Option L with EDB                $1,197.40  $1,910.21  $2,015.63  $4,224.75   $388.48  $1,187.14  $2,015.63  $4,224.75
Contract Option C with EDB                   397.91   1,214.82   2,060.67   4,308.72    397.91   1,214.82   2,060.67   4,308.72

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional benefits. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
                                           1 YEAR     3 YEARS    5 YEARS    10 YEARS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
Contract Option L with ROP death benefit  $1,030.77  $1,403.73  $1,099.27  $2,369.08   $207.36   $640.45   $1,099.27  $2,369.08
Contract Option C with ROP death benefit     216.79     668.96   1,147.10   2,466.10    216.79    668.96    1,147.10   2,466.10

(1) In these examples, the $40 contract administrative charge is approximated as a .023% charge for Option L and a .015% charge for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 9

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in the Appendix.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


10 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.


      o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

      o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

      o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
            Section 817(h) of the Code.

      o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

      o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

      o REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 11

            Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

            The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

      o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

            o Compensating, training and educating investment professionals who sell the contracts.

            o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

            o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

            o Providing sub-transfer agency and shareholder servicing to contract owners.

            o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

            o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

            o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

            o Subaccounting, transaction processing, recordkeeping and administration.

      o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

      o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

            o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

            o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



12 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value            Long-term growth of capital. Invests at least 65% of its      A I M Advisors, Inc.
Fund, Series II Shares          total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and are believed to be undervalued in relation to long-term earning power or other factors. The fund may invest up to 25% of
                                its total assets in foreign securities.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital                Growth of capital. Invests principally in common stocks of    A I M Advisors, Inc.
Appreciation Fund,              companies likely to benefit from new or innovative
Series II Shares                products, services or processes as well as those with
                                above-average long-term growth and excellent prospects for future growth. The fund can invest up to 25% of its total
                                assets in foreign securities that involve risks not
                                associated with investing solely in the United States.

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital                Long-term growth of capital. Invests primarily in             A I M Advisors, Inc.
Development Fund,               securities (including common stocks, convertible securities
Series II Shares                and bonds) of small- and medium-sized companies. The Fund
                                may invest up to 25% of its total assets in foreign
                                securities.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS           Long-term growth of capital. The Fund invests at least 80%    AllianceBernstein L.P.
Global Technology               of its net assets in securities of companies that use
Portfolio (Class B)             technology extensively in the development of new or
                                improved products or processes. Invests in a global
                                portfolio of securities of U.S. and foreign companies
                                selected for their growth potential.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS           Long-term growth of capital. Invests primarily in the         AllianceBernstein L.P.
Growth and Income               equity securities of domestic companies that the Advisor
Portfolio (Class B)             deems to be undervalued.

------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS           Long-term growth of capital. Invests primarily in equity      AllianceBernstein L.P.
Large Cap Growth                securities of U.S. companies. Unlike most equity funds, the
Portfolio (Class B)             Portfolio focuses on a relatively small number of
                                intensively researched companies.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Balanced           Capital growth and current income. The Fund seeks to          Evergreen Investment Management
Fund - Class 2                  achieve its goal by investing in a combination of equity      Company, LLC, adviser; Tattersall
                                and debt securities. Under normal conditions, the Fund will   Advisory Group, Inc., subadviser.
                                invest at least 25% of its assets in debt securities and
                                the remainder in equity securities.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Core Bond          Maximize total return through a combination of current        Evergreen Investment Management
Fund - Class 2                  income and capital growth. The Fund invests primarily in      Company, LLC, adviser; Tattersall
                                U.S. dollar denominated investment grade debt securities      Advisory Group, Inc., subadviser.
                                including debt securities issued or guaranteed by the U.S.
                                Treasury or by an agency or instrumentality of the U.S.
                                government, corporate bonds, mortgage-backed securities,
                                asset-backed securities and other income producing
                                securities.

------------------------------------------------------------------------------------------------------------------------------------



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 13

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA                    Capital growth with the potential for current income.         Evergreen Investment Management
Fundamental Large Cap           Invests primarily in common stocks of large U.S. companies    Company, LLC
Fund - Class 2                  whose market capitalizations measured at time of purchase
                                fall within the market capitalization range of the
                                companies tracked by the Russell 1000(R) Index.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth             Long-term capital growth. The Fund seeks to achieve its       Evergreen Investment Management
Fund - Class 2                  goal by investing at least 75% of its assets in common        Company, LLC
                                stocks of small- and medium-sized companies whose market
                                capitalizations measured at time of purchase falls within
                                the market capitalization range of the companies tracked by the Russell 2000(R) Growth Index.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA High               High level of current income, with capital growth as          Evergreen Investment Management
Income Fund - Class 2           secondary objective. The Fund seeks to achieve its goal by    Company, LLC
                                investing primarily in both low-rated and high-rated
                                fixed-income securities, including debt securities,
                                convertible securities and preferred stocks that are
                                consistent with its primary investment objective of high
                                current income.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA International      Long-term capital growth, with modest income as a secondary   Evergreen Investment Management
Equity Fund - Class 2           objective. The Fund seeks to achieve its goal by investing    Company, LLC
                                primarily in equity securities issued by established,
                                quality non-U.S. companies located in countries with
                                developed markets and may purchase securities across all
                                market capitalizations. The Fund may also invest in
                                emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega              Long-term capital growth. Invests primarily in common         Evergreen Investment Management
Fund - Class 2                  stocks and securities convertible into common stocks of       Company, LLC
                                U.S. companies across all market capitalizations.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special            Capital growth in the value of its shares. The Fund seeks     Evergreen Investment Management
Values Fund - Class 2           to achieve its goal by investing at least 80% of its assets   Company, LLC
                                in common stocks of small U.S. companies whose market
                                capitalizations measured at the time of purchase fall
                                within the market capitalization range of the companies
                                tracked by the Russell 2000(R) Index.

------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Strategic          High current income from interest on debt securities with a   Evergreen Investment Management
Income Fund - Class 2           secondary objective of potential for growth of capital in     Company, LLC, advisor; Evergreen
                                selecting securities. The Fund seeks to achieve its goal by   International Advisors, subadvisor
                                investing primarily in domestic below investment grade
                                bonds and other debt securities (which may be denominated
                                in U.S. dollars or in non-U.S. currencies) of foreign
                                governments and foreign corporations.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)   Long-term capital appreciation. Normally invests primarily    Fidelity Management & Research
Portfolio Service Class 2       in common stocks. Invests in securities of companies whose    Company (FMR), investment manager;
                                value it believes is not fully recognized by the public.      FMR U.K. and FMR Far East,
                                Invests in either "growth" stocks or "value" stocks or        sub-investment advisers.
                                both. The fund invests in domestic and foreign issuers.

------------------------------------------------------------------------------------------------------------------------------------



14 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth          Achieve capital appreciation. Normally invests primarily      Fidelity Management & Research Company
Portfolio Service Class 2       in common stocks. Invests in companies that it believes       (FMR), investment manager; FMR U.K.,
                                have above-average growth potential (stocks of these          FMR Far East, sub-investment advisers.
                                companies are often called "growth" stocks). The Fund
                                invests in domestic and foreign issuers.

------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap         Long-term growth of capital. Normally invests primarily in    Fidelity Management & Research Company
Portfolio Service Class 2       common stocks. Normally invests at least 80% of assets in     (FMR), investment manager; FMR U.K.,
                                securities of companies with medium market capitalizations.   FMR Far East, sub-investment advisers.
                                May invest in companies with smaller or larger market
                                capitalizations. Invests in domestic and foreign issuers.
                                The Fund invests in either "growth" or "value" common
                                stocks or both.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small           Long-term total return. The Fund normally invests at least    Franklin Advisory Services, LLC
Cap Value Securities            80% of its net assets in investments of small
Fund - Class 2                  capitalization companies and normally invests
                                predominantly in equity securities. The Fund invests
                                mainly in equity securities of companies that the manager
                                believes are undervalued.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares            Capital appreciation, with income as a secondary goal. The    Franklin Mutual Advisers, LLC
Securities Fund - Class 2       Fund normally invests primarily in equity securities of
                                companies that the manager believes are undervalued. The
                                Fund also invests, to a lesser extent in risk arbitrage
                                securities and distressed companies.

------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton                Long-term capital growth. The Fund normally invests at        Templeton Investment Counsel, LLC,
Foreign Securities              least 80% of its net assets in investments of issuers         adviser; Franklin Templeton Investment
Fund - Class 2                  located outside the U.S., including those in emerging         Management Limited, subadviser
                                markets and normally invests predominantly in equity
                                securities.

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery            Capital appreciation. Invests in stocks of companies MFS      MFS Investment Management(R)
Series - Service Class          believes to have above average earnings growth potential
                                compared to other companies (growth companies).

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return             Total return. Invests primarily in equity and fixed income    MFS Investment Management(R)
Series - Service Class          securities. MFS invests between 40% and 75% of the fund's
                                net assets in equity securities and at least 25% of the
                                fund's total assets in fixed-income senior securities.

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series -       Total return. Normally invests at least 80% of the fund's     MFS Investment Management(R)
Service Class                   net assets in securities of issuers in the utilities
                                industry.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital             Capital appreciation. Invests in securities of well-known,    OppenheimerFunds, Inc.
Appreciation Fund/VA,           established companies.
Service Shares

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global              Long-term capital appreciation. Invests mainly in common      OppenheimerFunds, Inc.
Securities Fund/VA,             stocks of U.S. and foreign issuers that are "growth-type"
Service Shares                  companies, cyclical industries and special situations that are considered to have appreciation possibilities.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street         Capital appreciation. Invests mainly in common stocks of      OppenheimerFunds, Inc.
Small Cap Fund/VA,              small-capitalization U.S. companies that the fund's
Service Shares                  investment manager believes have favorable business trends or prospects.

------------------------------------------------------------------------------------------------------------------------------------



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 15

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic           High level of current income principally derived from         OppenheimerFunds, Inc.
Bond Fund/VA,                   interest on debt securities. Invests mainly in three
Service Shares                  market sectors: debt securities of foreign governments and companies, U.S. government securities and lower-rated high yield securities of U.S. and foreign companies.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth                Capital growth and current income. The fund pursues its       Putnam Investment Management, LLC
and Income Fund -               goal by investing mainly in common stocks of U.S.
Class IB Shares                 companies, with a focus on value stocks that offer the
                                potential for capital growth, current income or both.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health                Capital appreciation. The fund pursues its goal by            Putnam Investment Management, LLC
Sciences Fund -                 investing mainly in common stocks of companies in the
Class IB Shares                 health sciences industries, with a focus on growth stocks.
                                Under normal circumstances, the fund invests at least 80%
                                of its net assets in securities of (a) companies that
                                derive at least 50% of their assets, revenues or profits
                                from the pharmaceutical, health care services, applied
                                research and development and medical equipment and
                                supplies industries, or (b) companies Putnam Management
                                thinks have the potential for growth as a result of their
                                particular products, technology, patents or other market
                                advantages in the health sciences industries.

------------------------------------------------------------------------------------------------------------------------------------
Putnam VT International         Capital appreciation. The fund pursues its goal by            Putnam Investment Management, LLC
Equity Fund - Class IB          investing mainly in common stocks of companies outside the
Shares                          United States that Putnam Management believes have
                                favorable investment potential. Under normal
                                circumstances, the fund invests at least 80% of its net
                                assets in equity investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Maximum current income consistent with liquidity and          RiverSource Investments, LLC
Portfolio - Cash                stability of principal. Invests primarily in money market
Management Fund                 instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank
                                certificates of deposit, bankers' acceptances, letters of
                                credit and commercial paper, including asset-backed
                                commercial paper.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            High level of current income while attempting to conserve     RiverSource Investments, LLC
Portfolio - Diversified         the value of the investment for the longest period of
Bond Fund                       time. Under normal market conditions, the Fund invests at
                                least 80% of its net assets in bonds and other debt
                                securities. At least 50% of the Fund's net assets will be
                                invested in securities like those included in the Lehman
                                Brothers Aggregate Bond Index (Index), which are
                                investment grade and denominated in U.S. dollars. The
                                Index includes securities issued by the U.S. government,
                                corporate bonds and mortgage- and asset-backed securities.
                                Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve
                                higher yield and/or capital appreciation by buying
                                lower-quality (junk) bonds.

------------------------------------------------------------------------------------------------------------------------------------



16 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES                             INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            High level of current income and, as a secondary goal,        RiverSource Investments, LLC
Portfolio - Diversified         steady growth of capital. Under normal market conditions,
Equity Income Fund              the Fund invests at least 80% of its net assets in
                                dividend-paying common and preferred stocks. The Fund may
                                invest up to 25% of its total assets in foreign
                                investments.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Capital appreciation. Under normal market conditions, the     RiverSource Investments, LLC
Portfolio - Large Cap           Fund invests at least 80% of its net assets in equity
Equity Fund                     securities of companies with market capitalization greater than $5 billion at the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Growth of capital. Under normal market conditions, the        RiverSource Investments, LLC
Portfolio - Mid Cap             Fund invests at least 80% of its net assets at the time of
Growth Fund                     purchase in equity securities of mid capitalization
                                companies. The investment manager defines mid-cap
                                companies as those whose market capitalization (number of
                                shares outstanding multiplied by the share price) falls
                                within the range of the Russell Midcap(R) Growth Index.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            High level of current income and safety of principal          RiverSource Investments, LLC
Portfolio - Short Duration      consistent with investment in U.S. government and
U.S. Government Fund            government agency securities. Under normal market
                                conditions, at least 80% of the Fund's net assets are
                                invested in securities issued or guaranteed as to
                                principal and interest by the U.S. government, its
                                agencies or instrumentalities.

------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable            Long-term capital appreciation. Under normal market           RiverSource Investments, LLC, adviser;
Portfolio - Small Cap           conditions, at least 80% of the Fund's net assets will be     River Road Asset Management, LLC,
Value Fund                      invested in small cap companies with market                   Donald Smith & Co., Inc., Franklin
                                capitalization, at the time of investment, of up to $2.5      Portfolio Associates LLC and Barrow,
                                billion or that fall within the range of the Russell          Hanley, Mewhinney & Strauss, Inc.,
                                2000(R) Value Index.                                          subadvisers.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life                 Capital growth and income through investments in equity       Van Kampen Asset Management
Investment Trust                securities, including common stocks, preferred stocks and
Comstock Portfolio,             securities convertible into common and preferred stocks.
Class II Shares                 The Portfolio emphasizes value style of investing seeking
                                well-established, undervalued companies believed by the
                                Portfolio's investment adviser to possess the potential
                                for capital growth and income.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life                 Long-term growth of capital and income. The portfolio         Van Kampen Asset Management
Investment Trust Growth         seeks to achieve its investment objective by investing
and Income Portfolio,           primarily in income producing equity securities, including
Class II Shares                 common stocks and convertible securities and
                                non-convertible preferred stocks and debt securities.

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF                  Above-average current income and long-term capital            Morgan Stanley Investment Management
U.S. Real Estate Portfolio,     appreciation. Non-diversified Portfolio that invests          Inc., doing business as Van Kampen.
Class I Shares                  primarily in equity securities of companies in the U.S.
                                real estate industry, including real estate investment
                                trusts.

------------------------------------------------------------------------------------------------------------------------------------



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 17

THE GUARANTEE PERIOD ACCOUNTS (GPAs)

Investment in the GPA is not available under contract Option C.(1)

The GPAs may not be available in some states.

For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you allocate money to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life Annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below). During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:


o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.


18 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply a MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

                         IF YOUR GPA RATE IS:                     THE MVA IS:
                Less than the new GPA rate + 0.10%                 Negative
                Equal to the new GPA rate + 0.10%                  Zero
                Greater than the new GPA rate + 0.10%              Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT x [(  1 + i  ) (TO THE POWER OF n/12) - 1] =  MVA
                              ------------
                              1 + j + .001

Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

      j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

      n = number of months remaining in the current Guarantee Period
          (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 19

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

  $1,000 x [(    1.030    ) (TO THE POWER OF 84/12) - 1] = -$39.84
            ---------------
            1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

  $1,000 x [(    1.030    ) (TO THE POWER OF 84/12) - 1] = $27.61
            ---------------
            1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and you have begun your fourth contract year at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges on contract Option L, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge for contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.

THE ONE-YEAR FIXED ACCOUNT

Investment in the one-year fixed account is not available for contract Option C.(1)

For contract Option L, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(1) Restriction of investment in the GPAs for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.


20 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

BUYING YOUR CONTRACT


New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. Generally, you can own different contracts with the same underlying funds. These contracts have different mortality and expense risk fees, withdrawal charges and may offer purchase payment credits. For information on these contracts, please call us at the telephone number listed on the first page of this prospectus or ask your investment professional.


You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

o     contract Option L or Option C;

o     a death benefit option(1);

o     the optional Benefit Protector(SM) Death Benefit Rider(2);

o     the optional Benefit Protector(SM) Plus Death Benefit Rider(2);

o     the optional Guaranteed Minimum Income Benefit Rider(3);

o the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

o     how you want to make purchase payments; and

o     a beneficiary.

(1) If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.

(2) Available at the time you purchase your contract if you and the annuitant are 75 or younger at contract issue. Not available with the EDB. May not be available in all states.

(3) Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.

(4) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account under contract Option C has been filed in the various states in which the contract is offered. Please check with your sales representative to determine whether this restriction applies to your state. Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania, or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive your purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 21

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

o     no earlier than the 30th day after the contract's effective date; and


o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75 or such other date as agreed upon by us.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

   If paying by SIP:                         $50 initial payment.
                                             $50 for additional payments.

   If paying by any other method:            $10,000 initial payment.
                                             $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

                                             $1,000,000 for issue ages up to 85.
                                             $100,000 for issue ages 86 to 90.

*     This limit applies in total to all RiverSource Life annuities you own.
      We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact investment professional to complete the necessary SIP paperwork.


22 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


CHARGES


ALL CONTRACTS


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any any contract charge allocated to the GPAs or the one-year fixed account.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:

                                             CONTRACT OPTION L         CONTRACT OPTION C
ROP death benefit:                                 1.25%                      1.35%
MAV death benefit:                                 1.35                       1.45
EDB:                                               1.55                       1.65

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L discussed below will cover sales and distribution expenses.


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 23

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to 10% of your prior anniversary's contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment
(MVA).")

                  CONTRACT YEAR FOR
                  CONTRACT OPTION L               WITHDRAWAL CHARGE PERCENTAGE
                         1-2                                   8%
                           3                                   7
                           4                                   6
                           5 and later                         0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

   AMOUNT REQUESTED              OR      $1,000 = $1,075.27
------------------------                 ------
1.00 - WITHDRAWAL CHARGE                  .93

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

o     contracts settled using an annuity payout plan;

o withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o     amounts we refund to you during the free look period; and

o     death benefits.

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.



24 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

o Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*


We charge a fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.


* For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - 0.30%.



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 25

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

o the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

o     plus interest credited;

o minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

o     minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

      -- Benefit Protector(SM) rider;

      -- Benefit Protector(SM) Plus rider; and/or

      -- Guaranteed Minimum Income Benefit rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or a fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share;
      and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o     additional purchase payments you allocate to the subaccounts;

o     transfers into or out of the subaccounts;

o     partial withdrawals;

o     withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

o     the fee for any of the following optional benefits you have selected:

      -- Benefit Protector(SM) rider;

      -- Benefit Protector(SM) Plus rider; and/or

      -- Guaranteed Minimum Income Benefit rider.


26 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

Accumulation unit values will fluctuate due to:

o     changes in fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                 NUMBER
By investing an equal number                           AMOUNT    ACCUMULATION   OF UNITS
of dollars each month ...                     MONTH   INVESTED    UNIT VALUE    PURCHASED
                                               Jan      $100          $20         5.00
you automatically buy                          Feb       100           18         5.56
more units when the                            Mar       100           17         5.88
per unit market price is low ... ---------->   Apr       100           15         6.67
                                               May       100           16         6.25
                                               Jun       100           18         5.56
and fewer units                                Jul       100           17         5.88
when the per unit                              Aug       100           19         5.26
market price is high.            ---------->   Sept      100           21         4.76
                                               Oct       100           20         5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT OPTION L ONLY

If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

(1) "Net contract value" equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 27

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


28 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

TRANSFERRING AMONG ACCOUNTS


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

When your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES


o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


o It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or before June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.


o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o     Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 29

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S.
      mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.



30 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 31

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:   $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:   Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:   $100 monthly;
                            $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.


32 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges if you selected contract Option L, contract charges or any applicable optional rider charges (see "Charges"). Additionally, IRS taxes and penalties may apply (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o     payable to owner;

o     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

      -- the withdrawal amount includes a purchase payment check that has not cleared;

      -- the NYSE is closed, except for normal holiday and weekend closings;

      --    trading on the NYSE is restricted, according to SEC rules;

      -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

      -- the SEC permits us to delay payment for the protection of security holders.


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 33

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

      -- you are at least age 59 1/2;

      -- you are disabled as defined in the Code;

      -- you severed employment with the employer who purchased the contract;
         or

      -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")



34 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

o     Return of Purchase Payments (ROP) death benefit;

o     Maximum Anniversary Value (MAV) death benefit; and

o     Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select the GMIB you must elect EDB. Once you elect a death benefit, you cannot change it. We show the option that applies in your contract. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you selected when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

1.    contract value; or

2.    total purchase payments minus adjusted partial withdrawals.

                                                                      PW x DB
      ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT = -------
                                                                        CV

         PW = the partial withdrawal including any applicable MVA or withdrawal charge (contract Option L only).

         DB = the death benefit on the date of (but prior to) the partial withdrawal.

         CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o     On Jan. 1, 2005 you make an additional purchase payment of $5,000.

o On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

o     On March 1, 2006 the contract value grows to $23,000.

      We calculate the ROP death benefit on March 1, 2006 as follows:

            Contract value at death:                                                $23,000.00
                                                                                    ==========
            Purchase payments minus adjusted partial withdrawals:
               Total purchase payments:                                             $25,000.00
               minus adjusted partial withdrawals calculated as:

               $1,500 x $25,000
               ---------------- =                                                    -1,704.55
                    $22,000                                                         ----------

               for a death benefit of:                                              $23,295.45
                                                                                    ==========
            ROP death benefit, calculated as the greatest of these two values:      $23,295.45


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 35

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following:

1.    contract value;

2.    total purchase payments minus adjusted partial withdrawals;or

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the greater of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

o     You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $29,000.

o On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

      We calculate the MAV death benefit on March 1, 2005 as follows:

         Contract value at death:                                          $  20,500.00
                                                                           ============
         Purchase payments minus adjusted partial withdrawals:
            Total purchase payments                                        $  20,000.00
            minus adjusted partial withdrawals, calculated as:

            $1,500 x $20,000
            ----------------  =                                               -1,363.64
                $22,000                                                    ------------
            for a return of purchase payment death benefit of:             $  18,636.36
                                                                           ============
      The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
            The MAV on the immediately preceding anniversary:              $  29,000.00
            plus purchase payments made since that anniversary:                   +0.00
            minus adjusted partial withdrawals made since that
            anniversary, calculated as:

            $1,500 x $29,000
            ----------------  =                                               -1,977.27
                $22,000                                                    ------------
            for a MAV death benefit of:                                    $  27,022.73
                                                                           ============
      The MAV death benefit, calculated as the greatest of
      these three values:                                                  $  27,022.73


36 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

ENHANCED DEATH BENEFIT RIDER

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If it is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB you must elect the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

1.    contract value;

2.    total purchase payments minus adjusted partial withdrawals;

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.    the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o     the amounts allocated to the subaccounts at issue increased by 5%,

o     plus any subsequent amounts allocated to the subaccounts,

o     minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                 PWT x VAF
     5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = ---------
                                                                     SV

      PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge for contract Option L) from the subaccounts.

      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

       SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

o You purchase contract Option L with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

o On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200.

o On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

      The death benefit on March 1, 2005 is calculated as follows:
         Contract value at death:                                          $  22,800.00
                                                                           ============
         Purchase payments minus adjusted partial withdrawals:
            Total purchase payments:                                       $  25,000.00
            minus adjusted partial withdrawals, calculated as:

            $1,500 x $25,000
            ----------------  =                                               -1,543.21
                $24,300                                                    ------------
            for a ROP death benefit of:                                    $  23,456.79
                                                                           ============


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 37

         The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that
         anniversary:
            The MAV on the immediately preceding anniversary:              $  25,000.00
            plus purchase payments made since that anniversary:                   +0.00
            minus adjusted partial withdrawals made since that
            anniversary, calculated as:

            $1,500 x $25,000
            ----------------- =                                               -1,543.21
                $24,300                                                    ------------

            for a MAV death benefit of:                                    $  23,456.79
                                                                           ============
         The 5% rising floor:

            The variable account floor on Jan. 1, 2005,
            calculated as: 1.05 x $20,000 =                                $  21,000.00
            plus amounts allocated to the subaccounts since that
            anniversary:                                                          +0.00
            minus the 5% rising floor adjusted partial withdrawal
            from the subaccounts, calculated as:

            $1,500 x $21,000
            ---------------- =                                             -$  1,657.89
                $19,000                                                    ------------
            variable account floor benefit:                                $  19,342.11
            plus the one-year fixed account value:                            +5,300.00
            5% rising floor (value of the GPAs, one-year fixed account
            and the variable account floor):                               $  24,642.11
                                                                           ============
         EDB, calculated as the greatest of these
         three values:                                                     $  24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.


38 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

      Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
      70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

      o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

      o payouts begin no later than one year following the year of your death; and

      o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o     the applicable death benefit (see "Benefits in Case of Death"); plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR:

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 39

EXAMPLE OF THE BENEFIT PROTECTOR

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The MAV death benefit on July 1, 2004 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

         MAV death benefit (contract value):                          $ 110,000
         plus the Benefit Protector benefit which equals 40% of
         earnings at death (MAV death benefit minus payments
         not previously withdrawn):
         0.40 x ($110,000 - $100,000) =                                  +4,000
                                                                      ---------
      Total death benefit of:                                         $ 114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

         MAV death benefit (MAV):                                     $ 110,000
         plus the Benefit Protector benefit (40% of earnings
         at death):
         0.40 x ($110,000 - $100,000) =                                  +4,000
                                                                      ---------
      Total death benefit of:                                         $ 114,000

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 -$45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

         MAV death benefit (MAV adjusted for partial withdrawals):    $  57,619
         plus the Benefit Protector benefit (40% of earnings
         at death):
         0.40 x ($57,619 - $55,000) =                                    +1,048
                                                                      ---------
      Total death benefit of:                                         $  58,667

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

         MAV death benefit (contract value):                          $ 200,000
         plus the Benefit Protector benefit(40% of earnings at
         death, up to a maximum of 100% of purchase payments not
         previously withdrawn that are one or more years old)           +55,000
                                                                      ---------
      Total death benefit of:                                         $ 255,000

o On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

         MAV death benefit (contract value):                          $ 250,000
         plus the Benefit Protector benefit (40% of earnings at
         death, up to a maximum of 100% of purchase payments not
         previously withdrawn that are one or more years old)           +55,000
                                                                      ---------
      Total death benefit of:                                         $ 305,000


40 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

         MAV death benefit (contract value):                          $ 250,000
         plus the Benefit Protector benefit which equals 40%
         of earnings at death (MAV death benefit minus payments
         not previously withdrawn):
         0.40 x ($250,000 - $105,000) =                                 +58,000
                                                                      ---------
      Total death benefit of:                                         $ 308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o     the benefits payable under the Benefit Protector described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE   PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE  70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                         0%                                         0%
Three and Four                     10%                                      3.75%
Five or more                       20%                                       7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

o     the ROP death benefit (see "Benefits in Case of Death") PLUS

                 IF YOU AND THE ANNUITANT ARE UNDER            IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One              Zero                                          Zero
Two              40% x earnings at death (see above)           15% x earnings at death
Three & Four     40% x (earnings at death + 25% of initial     15% x (earnings at death + 25% of initial
                 purchase payment*)                            purchase payment*)
Five or more     40% x (earnings at death + 50% of initial     15% x (earnings at death + 50% of initial
                 purchase payment*)                            purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 41

TERMINATING THE BENEFIT PROTECTOR PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The MAV death benefit on July 1, 2004 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

         MAV death benefit (contract value):                             $ 110,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV death benefit minus payments not
         previously withdrawn):
         0.40 x ($110,000 - $100,000) =                                     +4,000
                                                                         ---------
      Total death benefit of:                                            $ 114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

         MAV death benefit (MAV):                                        $ 110,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
         0.40 x ($110,000 - $100,000) =                                     +4,000
         plus 10% of purchase payments made within 60 days of contract
         issue and not previously withdrawn: 0.10 x $100,000 =             +10,000
                                                                         ---------
      Total death benefit of:                                            $ 124,000

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 -$45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

         MAV death benefit (MAV adjusted for partial withdrawals):       $  57,619
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
         0.40 x ($57,619 - $55,000) =                                       +1,048
         plus 10% of purchase payments made within 60 days of contract
         issue and not previously withdrawn: 0.10 x $55,000 =               +5,500
                                                                         ---------
      Total death benefit of:                                            $  64,167

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:

         MAV death benefit (contract value):                             $ 200,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
         not previously withdrawn that are one or more years old           +55,000
         plus 20% of purchase payments made within 60 days of contract
         issue and not previously withdrawn: 0.20 x $55,000 =              +11,000
                                                                         ---------
      Total death benefit of:                                            $ 266,000


42 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

o On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

         MAV death benefit (contract value):                             $ 250,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
         not previously withdrawn that are one or more years old           +55,000
         plus 20% of purchase payments made within 60 days of contract
         issue and not previously withdrawn: 0.20 x $55,000 =              +11,000
                                                                         ---------
      Total death benefit of:                                            $ 316,000

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

         MAV death benefit (contract value):                             $ 250,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death (death benefit MAV death benefit minus
         payments not previously withdrawn):
         0.40 x ($250,000 - $105,000) =                                    +58,000
         plus 20% of purchase payments made within 60 days of contract
         issue and not previously withdrawn: 0.20 x $55,000 =              +11,000
                                                                         ---------
      Total death benefit of:                                            $ 319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

o     you must hold the GMIB for 10 years*;

o the GMIB terminates** on the contract anniversary after the annuitant's 86th birthday;

o you can only exercise the GMIB within 30 days after a contract anniversary*;

o the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81; and

o     there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

 * Unless the annuitant qualifies for a contingent event (see "Charges -- Contingent events").

** The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities --Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the the GMIB, you must elect the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 43

INVESTMENT SELECTION UNDER THE GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate purchase payments to the subaccounts. We reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1.    contract value;

2.    total purchase payments minus adjusted partial withdrawals;

3. the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.    the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

o subtract each payment adjusted for market value from the contract value and the MAV.

o subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

      PMT x CVG
      ---------
         ECV

         PMT = each purchase payment made in the five years before you exercise the GMIB.

         CVG = current contract value at the time you exercise the GMIB.

         ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

      PMT x (1.05) (TO THE POWER OF CY)

         CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB:

o you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness or confinement to a nursing home or hospital, see "Charges -- Contingent events" for more details.)

o the annuitant on the retirement date must be between 50 and 86 years old.

o you can only take an annuity payout under one of the following annuity payout plans:

      --    Plan A - Life Annuity -- no refund;

      --    Plan B - Life Annuity with ten years certain;

      --    Plan D - Joint and last survivor life annuity -- no refund;

o     you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


44 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

      P(t-1) (1 + i)
      -------------- = P(t)
           1.05

       P(t-1) = prior annuity payout

         P(t) = current annuity payout

            i = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB

o You may terminate the rider within 30 days after the first and fifth rider anniversaries.

o     You may terminate the rider any time after the tenth rider anniversary.

o     The rider will terminate on the date:

      --    you make a full withdrawal from the contract;

      --    a death benefit is payable; or

      -- you choose to begin taking annuity payouts under the regular contract provisions.

o The rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 45

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all your purchase payments to the subaccounts.

o     There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                         GMIB
ANNIVERSARY   CONTRACT VALUE       MAV     5% RISING FLOOR   BENEFIT BASE
 1              $ 107,000      $ 107,000      $ 105,000
 2                125,000        125,000        110,250
 3                132,000        132,000        115,763
 4                150,000        150,000        121,551
 5                 85,000        150,000        127,628
 6                120,000        150,000        134,010
 7                138,000        150,000        140,710
 8                152,000        152,000        147,746
 9                139,000        152,000        155,133
10                126,000        152,000        162,889       $ 162,889
11                138,000        152,000        171,034         171,034
12                147,000        152,000        179,586         179,586
13                163,000        163,000        188,565         188,565
14                159,000        163,000        197,993         197,993
15                212,000        212,000        207,893         212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                       PLAN A -           PLAN B -        PLAN D - JOINT AND
ANNIVERSARY              GMIB              LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE          BENEFIT BASE             NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10            $162,889 (5% rising floor)     $   840.51          $   817.70           $  672.73
15             212,000 (MAV)                   1,250.80            1,193.56              968.84

The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                           PLAN A -           PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                    LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE   CONTRACT VALUE      NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10               $ 126,000        $   650.16        $   632.52           $  520.38
15                 212,000          1,250.80          1,193.56              968.84

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


46 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We calculate the fee as follows:

      BB + AT - FAV

         BB = the GMIB benefit base.

         AT = adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the contract anniversary calculated as:

      PT x VAT
      --------
         SVT

          PT = the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary

         VAT = variable account floor on the date of (but prior to) the transfer

         SVT = value of the subaccounts on the date of (but prior to) the transfer

         FAV = the value of your GPAs and the one-year fixed account.

The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

o     You make no transfers or partial withdrawals.

CONTRACT                        GMIB FEE           VALUE ON WHICH WE               GMIB FEE
ANNIVERSARY   CONTRACT VALUE   PERCENTAGE          BASE THE GMIB FEE            CHARGED TO YOU
1               $  80,000        0.70%      5% rising floor = $100,000 x 1.05       $   735
2                 150,000        0.70%      Contract value = $150,000                 1,050
3                 102,000        0.70%      MAV = $150,000                            1,050

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o     the annuity payout plan you select;

o     the annuitant's age and, in most cases, sex;

o     the annuity table in the contract; and

o     the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or


EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 47 decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. If the original contract was an Option L contract, the discount rate we use in the calculation will vary between 5.45% and 6.95% depending on the applicable assumed investment rate. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


48 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 49

PENALTIES: If you receive amounts from your nonqualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o     because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o     if it is allocable to an investment before Aug. 14, 1982; or


o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

WITHHOLDING FOR IRAs, ROTH IRAs AND SEPS: If you receive taxable income as a result of an annuity payout or a withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien. State withholding also may be imposed on taxable distributions.


50 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o     the payout is a RMD as defined under the Code;

o     the payout is made on account of an eligible hardship; or

o     the payout is a corrective distribution.


In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o     Because of your death;

o     Because you become disabled (as defined in the Code);

o If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o     To pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, ENHANCED DEATH BENEFIT, GMIB, BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 51

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o     the reserve held in each subaccount for your contract; divided by

o     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o     add new subaccounts;

o     combine any two or more subaccounts;

o     transfer assets to and from the subaccounts or the variable account; and

o     eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(SM) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


52 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.25% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including surrender charges; and

o fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.


We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 53

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.


AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


54 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

APPENDIX: CONDENSED FINANCIAL INFORMATION

(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                       2006    2005    2004    2003    2002    2001   2000     1999  1998   1997
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (7/31/2002)
Accumulation unit value at beginning of period          $ 1.42  $ 1.37  $ 1.25  $ 0.95  $ 1.00      --      --      --    --     --
Accumulation unit value at end of period                $ 1.58  $ 1.42  $ 1.37  $ 1.25  $ 0.95      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                             773     870     898     614      11      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (3/1/2002)
Accumulation unit value at beginning of period          $ 1.13  $ 1.06  $ 1.01  $ 0.79  $ 1.00      --      --      --    --     --
Accumulation unit value at end of period                $ 1.18  $ 1.13  $ 1.06  $ 1.01  $ 0.79      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                           1,950     234     212      71      --      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/30/2002)
Accumulation unit value at beginning of period          $ 1.54  $ 1.43  $ 1.25  $ 0.94  $ 1.00      --      --      --    --     --
Accumulation unit value at end of period                $ 1.76  $ 1.54  $ 1.43  $ 1.25  $ 0.94      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                             101     108     109      86      --      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (9/22/1999)
Accumulation unit value at beginning of period          $ 0.68  $ 0.67  $ 0.65  $ 0.46  $ 0.79  $ 1.08  $ 1.40  $ 1.00    --     --
Accumulation unit value at end of period                $ 0.73  $ 0.68  $ 0.67  $ 0.65  $ 0.46  $ 0.79  $ 1.08  $ 1.40    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                             914   1,202   1,283   1,451   1,387   1,958   2,278     105    --     --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/30/2002)
Accumulation unit value at beginning of period          $ 1.41  $ 1.36  $ 1.24  $ 0.95  $ 1.00      --      --      --    --     --
Accumulation unit value at end of period                $ 1.62  $ 1.41  $ 1.36  $ 1.24  $ 0.95      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                             427     407     363     215       2      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (9/22/1999)
Accumulation unit value at beginning of period          $ 0.79  $ 0.70  $ 0.65  $ 0.54  $ 0.79  $ 0.96  $ 1.17  $ 1.00    --     --
Accumulation unit value at end of period                $ 0.77  $ 0.79  $ 0.70  $ 0.65  $ 0.54  $ 0.79  $ 0.96  $ 1.17    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                           1,808   2,130   2,021   2,140   2,312   2,574   3,368      56    --     --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period          $ 1.23  $ 1.19  $ 1.14  $ 1.00  $ 1.00      --      --      --    --     --
Accumulation unit value at end of period                $ 1.33  $ 1.23  $ 1.19  $ 1.14  $ 1.00      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                             115     114     103      76      --      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period          $ 1.09  $ 1.08  $ 1.06  $ 1.04  $ 1.00      --      --      --    --     --
Accumulation unit value at end of period                $ 1.12  $ 1.09  $ 1.08  $ 1.06  $ 1.04      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                           2,483   2,472   2,284   1,363     106      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period          $ 1.41  $ 1.32  $ 1.23  $ 0.96  $ 1.00      --      --      --    --     --
Accumulation unit value at end of period                $ 1.57  $ 1.41  $ 1.32  $ 1.23  $ 0.96      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                             872   1,000     624     458      --      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 55

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                       2006    2005    2004    2003    2002    2001    2000    1999  1998   1997
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period         $  1.58 $  1.51 $  1.35 $  0.99 $  1.00      --      --      --    --     --
Accumulation unit value at end of period               $  1.73 $  1.58 $  1.51 $  1.35 $  0.99      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                            250     267     205     138        4      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period         $  1.29 $  1.29 $  1.21 $  1.04 $  1.00      --      --      --    --     --
Accumulation unit value at end of period               $  1.38 $  1.29 $  1.29 $  1.21 $  1.04      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                             708     763     952     751     103      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period         $  1.61 $  1.41 $  1.20 $  0.93 $  1.00      --      --      --    --     --
Accumulation unit value at end of period               $  1.95 $  1.61 $  1.41 $  1.20 $  0.93      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                             717     623     663     493      12      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period         $  1.43 $  1.40 $  1.33 $  0.96 $  1.00      --      --      --    --     --
Accumulation unit value at end of period               $  1.49 $  1.43 $  1.40 $  1.33 $  0.96      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                             531     573     580     441      13      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period         $  1.57 $  1.44 $  1.21 $  0.95 $  1.00      --      --      --    --     --
Accumulation unit value at end of period               $  1.87 $  1.57 $  1.44 $  1.21 $  0.95      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                           1,328   1,360   1,273     460       7      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period         $  1.29 $  1.33 $  1.24 $  1.08 $  1.00      --      --      --    --     --
Accumulation unit value at end of period               $  1.35 $  1.29 $  1.33 $  1.24 $  1.08      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                           2,405   2,518   2,479     927       4      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period         $  1.60 $  1.39 $  1.23 $  0.97 $  1.00      --      --      --    --     --
Accumulation unit value at end of period               $  1.76 $  1.60 $  1.39 $  1.23 $  0.97      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                          10,127   5,827   3,099   1,289       8      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period         $  1.01 $  0.97 $  0.95 $  0.73 $  1.00      --      --      --    --     --
Accumulation unit value at end of period               $  1.06 $  1.01 $  0.97 $  0.95 $  0.73      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                             815     744     882     256      14      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period         $  1.84 $  1.58 $  1.29 $  0.94 $  1.06 $  1.00      --      --    --     --
Accumulation unit value at end of period               $  2.04 $  1.84 $  1.58 $  1.29 $  0.94 $  1.06      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                           3,045   2,336   1,901   1,151     250      94      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period         $  1.50 $  1.40 $  1.14 $  0.88 $  1.00      --      --      --    --     --
Accumulation unit value at end of period               $  1.73 $  1.50 $  1.40 $  1.14 $  0.88      --      --      --    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                             847     873     749     442      55      --      --      --    --     --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (9/22/1999)
Accumulation unit value at beginning of period         $  1.60 $  1.47 $  1.32 $  1.07 $  1.23 $  1.17 $  1.05 $  1.00    --     --
Accumulation unit value at end of period               $  1.87 $  1.60 $  1.47 $  1.32 $  1.07 $  1.23 $  1.17 $  1.05    --     --
Number of accumulation units outstanding
at end of period (000 omitted)                          10,913  11,340  11,643   4,692     966     546     170      31    --     --
------------------------------------------------------------------------------------------------------------------------------------



56 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                              2006   2005   2004   2003   2002   2001   2000   1999  1998 1997
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                 $ 1.39 $ 1.28 $ 1.09 $ 0.84 $ 1.00     --     --     --    --   --
Accumulation unit value at end of period                       $ 1.66 $ 1.39 $ 1.28 $ 1.09 $ 0.84     --     --     --    --   --
Number of accumulation units outstanding
at end of period (000 omitted)                                  1,562  1,549  1,200  1,018    286     --     --     --    --   --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                 $ 1.05 $ 1.01 $ 0.97 $ 0.73 $ 1.00     --     --     --    --   --
Accumulation unit value at end of period                       $ 1.17 $ 1.05 $ 1.01 $ 0.97 $ 0.73     --     --     --    --   --
Number of accumulation units outstanding
at end of period (000 omitted)                                    175    203    227    180     20     --     --     --    --   --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                 $ 1.17 $ 1.16 $ 1.06 $ 0.93 $ 1.00     --     --     --    --   --
Accumulation unit value at end of period                       $ 1.29 $ 1.17 $ 1.16 $ 1.06 $ 0.93     --     --     --    --   --
Number of accumulation units outstanding
at end of period (000 omitted)                                  3,207  3,304  3,221  1,510     11     --     --     --    --   --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                 $ 1.67 $ 1.46 $ 1.14 $ 0.85 $ 1.00     --     --     --    --   --
Accumulation unit value at end of period                       $ 2.16 $ 1.67 $ 1.46 $ 1.14 $ 0.85     --     --     --    --   --
Number of accumulation units outstanding
at end of period (000 omitted)                                    161    159     55     38      6     --     --     --    --   --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (8/30/2002)
Accumulation unit value at beginning of period                 $ 1.35 $ 1.31 $ 1.25 $ 0.97 $ 1.00     --     --     --    --   --
Accumulation unit value at end of period                       $ 1.44 $ 1.35 $ 1.31 $ 1.25 $ 0.97     --     --     --    --   --
Number of accumulation units outstanding
at end of period (000 omitted)                                    319    300    302    167     --     --     --     --    --   --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/1/2002)
Accumulation unit value at beginning of period                 $ 1.43 $ 1.28 $ 1.09 $ 0.77 $ 1.00     --     --     --    --   --
Accumulation unit value at end of period                       $ 1.66 $ 1.43 $ 1.28 $ 1.09 $ 0.77     --     --     --    --   --
Number of accumulation units outstanding
at end of period (000 omitted)                                    940    833    690    347     12     --     --     --    --   --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (7/31/2002)
Accumulation unit value at beginning of period                 $ 1.72 $ 1.59 $ 1.35 $ 0.95 $ 1.00     --     --     --    --   --
Accumulation unit value at end of period                       $ 1.95 $ 1.72 $ 1.59 $ 1.35 $ 0.95     --     --     --    --   --
Number of accumulation units outstanding
at end of period (000 omitted)                                    330    355    322    247      4     --     --     --    --   --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/1/2002)
Accumulation unit value at beginning of period                 $ 1.29 $ 1.27 $ 1.19 $ 1.03 $ 1.00     --     --     --    --   --
Accumulation unit value at end of period                       $ 1.36 $ 1.29 $ 1.27 $ 1.19 $ 1.03     --     --     --    --   --
Number of accumulation units outstanding
at end of period (000 omitted)                                  6,464  4,642  2,922  1,544     10     --     --     --    --   --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (10/5/1998)
Accumulation unit value at beginning of period                 $ 1.32 $ 1.28 $ 1.16 $ 0.93 $ 1.16 $ 1.26 $ 1.18 $ 1.18 $1.00   --
Accumulation unit value at end of period                       $ 1.51 $ 1.32 $ 1.28 $ 1.16 $ 0.93 $ 1.16 $ 1.26 $ 1.18 $1.18   --
Number of accumulation units outstanding
at end of period (000 omitted)                                  3,460  4,185  4,645  5,239  5,706  6,280  6,616  4,302   239   --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (5/1/2002)
Accumulation unit value at beginning of period                 $ 1.15 $ 1.03 $ 0.98 $ 0.84 $ 1.00     --     --     --    --   --
Accumulation unit value at end of period                       $ 1.17 $ 1.15 $ 1.03 $ 0.98 $ 0.84     --     --     --    --   --
Number of accumulation units outstanding
at end of period (000 omitted)                                    196    167    147     87     12     --     --     --    --   --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (9/22/1999)
Accumulation unit value at beginning of period                 $ 1.21 $ 1.10 $ 0.96 $ 0.76 $ 0.93 $ 1.19 $ 1.33 $ 1.00    --   --
Accumulation unit value at end of period                       $ 1.53 $ 1.21 $ 1.10 $ 0.96 $ 0.76 $ 0.93 $ 1.19 $ 1.33    --   --
Number of accumulation units outstanding
at end of period (000 omitted)                                  2,110  2,185  2,258  2,177  1,856  1,775  2,192    347    --   --
---------------------------------------------------------------------------------------------------------------------------------



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 57

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                              2006   2005   2004   2003   2002   2001   2000   1999   1998   1997
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (2/21/1995)
Accumulation unit value at beginning of period                 $ 1.26 $ 1.24 $ 1.25 $ 1.26 $ 1.26 $ 1.24 $ 1.18 $ 1.15 $ 1.11 $ 1.07
Accumulation unit value at end of period                       $ 1.29 $ 1.26 $ 1.24 $ 1.25 $ 1.26 $ 1.26 $ 1.24 $ 1.18 $ 1.15 $ 1.11
Number of accumulation units outstanding
at end of period (000 omitted)                                  3,923  6,630  7,059  5,254  8,572  8,409  4,421    941    749    231

*     The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006 were 3.09%
      and 3.14%, respectively.
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (2/21/1995)
Accumulation unit value at beginning of period                 $ 1.63 $ 1.62 $ 1.58 $ 1.53 $ 1.47 $ 1.38 $ 1.33 $ 1.33 $ 1.33 $ 1.24
Accumulation unit value at end of period                       $ 1.68 $ 1.63 $ 1.62 $ 1.58 $ 1.53 $ 1.47 $ 1.38 $ 1.33 $ 1.33 $ 1.33
Number of accumulation units outstanding
at end of period (000 omitted)                                  8,733  8,279  9,515  7,119  7,272  8,923  9,498  8,127  5,689  2,544
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/3/2000)
Accumulation unit value at beginning of period                 $ 1.58 $ 1.41 $ 1.21 $ 0.87 $ 1.09 $ 1.08 $ 1.00     --      --    --
Accumulation unit value at end of period                       $ 1.86 $ 1.58 $ 1.41 $ 1.21 $ 0.87 $ 1.09 $ 1.08     --      --    --
Number of accumulation units outstanding
at end of period (000 omitted)                                  5,210  2,698  1,026    605    238    115      7     --      --    --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (2/21/1995)
Accumulation unit value at beginning of period                 $ 1.64 $ 1.56 $ 1.50 $ 1.18 $ 1.53 $ 1.89 $ 2.33 $ 1.91 $ 1.56 $ 1.27
Accumulation unit value at end of period                       $ 1.86 $ 1.64 $ 1.56 $ 1.50 $ 1.18 $ 1.53 $ 1.89 $ 2.33 $ 1.91 $ 1.56
Number of accumulation units outstanding
at end of period (000 omitted)                                  5,898  4,590  4,708  4,663  5,116  6,019  6,358  5,864  5,163  3,813
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (8/30/2002)
Accumulation unit value at beginning of period                 $ 1.44 $ 1.32 $ 1.23 $ 1.02 $ 1.00     --     --     --     --     --
Accumulation unit value at end of period                       $ 1.41 $ 1.44 $ 1.32 $ 1.23 $ 1.02     --     --     --     --     --
Number of accumulation units outstanding
at end of period (000 omitted)                                  2,222    377    159     29     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/3/2000)
Accumulation unit value at beginning of period                 $ 1.15 $ 1.15 $ 1.16 $ 1.16 $ 1.11 $ 1.06 $ 1.00     --     --     --
Accumulation unit value at end of period                       $ 1.18 $ 1.15 $ 1.15 $ 1.16 $ 1.16 $ 1.11 $ 1.06     --     --     --
Number of accumulation units outstanding
at end of period (000 omitted)                                  2,281  2,359  2,330  1,256    248    117     39     --     --     --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/1/2002)
Accumulation unit value at beginning of period                 $ 1.33 $ 1.27 $ 1.07 $ 0.79 $ 1.00     --     --     --     --     --
Accumulation unit value at end of period                       $ 1.57 $ 1.33 $ 1.27 $ 1.07 $ 0.79     --     --     --     --     --
Number of accumulation units outstanding
at end of period (000 omitted)                                  2,129  2,323    692    192     35     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (8/30/2002)
Accumulation unit value at beginning of period                 $ 1.50 $ 1.46 $ 1.26 $ 0.98 $ 1.00     --     --     --     --     --
Accumulation unit value at end of period                       $ 1.72 $ 1.50 $ 1.46 $ 1.26 $ 0.98     --     --     --     --     --
Number of accumulation units outstanding
at end of period (000 omitted)                                  6,248  3,864  1,094    458     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO, CLASS II SHARES (8/30/2002)
Accumulation unit value at beginning of period                 $ 1.47 $ 1.36 $ 1.21 $ 0.96 $ 1.00     --     --     --     --     --
Accumulation unit value at end of period                       $ 1.69 $ 1.47 $ 1.36 $ 1.21 $ 0.96     --     --     --     --     --
Number of accumulation units outstanding
at end of period (000 omitted)                                    454    439    458    215     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS I SHARES (8/30/2002)
Accumulation unit value at beginning of period                 $ 2.02 $ 1.75 $ 1.30 $ 0.96 $ 1.00     --     --     --     --     --
Accumulation unit value at end of period                       $ 2.75 $ 2.02 $ 1.75 $ 1.30 $ 0.96     --     --     --     --     --
Number of accumulation units outstanding
at end of period (000 omitted)                                    141    136    149     28      1     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------------------------



58 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                2006       2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (7/31/2002)
Accumulation unit value at beginning of period                                 $   1.40   $   1.35   $   1.24   $   0.95   $   1.00
Accumulation unit value at end of period                                       $   1.55   $   1.40   $   1.35   $   1.24   $   0.95
Number of accumulation units outstanding at end of period (000 omitted)              52         63         48         --         --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (3/1/2002)
Accumulation unit value at beginning of period                                 $   1.11   $   1.04   $   1.00   $   0.79   $   1.00
Accumulation unit value at end of period                                       $   1.16   $   1.11   $   1.04   $   1.00   $   0.79
Number of accumulation units outstanding at end of period (000 omitted)             452         79         25         --         --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/30/2002)
Accumulation unit value at beginning of period                                 $   1.52   $   1.41   $   1.25   $   0.94   $   1.00
Accumulation unit value at end of period                                       $   1.73   $   1.52   $   1.41   $   1.25   $   0.94
Number of accumulation units outstanding at end of period (000 omitted)              42         40         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (8/30/2002)
Accumulation unit value at beginning of period                                 $   1.40   $   1.37   $   1.33   $   0.94   $   1.00
Accumulation unit value at end of period                                       $   1.49   $   1.40   $   1.37   $   1.33   $   0.94
Number of accumulation units outstanding at end of period (000 omitted)              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/30/2002)
Accumulation unit value at beginning of period                                 $   1.38   $   1.34   $   1.23   $   0.95   $   1.00
Accumulation unit value at end of period                                       $   1.58   $   1.38   $   1.34   $   1.23   $   0.95
Number of accumulation units outstanding at end of period (000 omitted)              74         71         10         --         --
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (8/30/2002)
Accumulation unit value at beginning of period                                 $   1.34   $   1.19   $   1.11   $   0.92   $   1.00
Accumulation unit value at end of period                                       $   1.31   $   1.34   $   1.19   $   1.11   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                 $   1.22   $   1.18   $   1.13   $   1.00   $   1.00
Accumulation unit value at end of period                                       $   1.31   $   1.22   $   1.18   $   1.13   $   1.00
Number of accumulation units outstanding at end of period (000 omitted)              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                 $   1.08   $   1.07   $   1.05   $   1.04   $   1.00
Accumulation unit value at end of period                                       $   1.10   $   1.08   $   1.07   $   1.05   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)              84         60          7         --        118
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period                                 $   1.39   $   1.30   $   1.22   $   0.96   $   1.00
Accumulation unit value at end of period                                       $   1.54   $   1.39   $   1.30   $   1.22   $   0.96
Number of accumulation units outstanding at end of period (000 omitted)              18          9          9         --         --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                 $   1.56   $   1.49   $   1.34   $   0.98   $   1.00
Accumulation unit value at end of period                                       $   1.69   $   1.56   $   1.49   $   1.34   $   0.98
Number of accumulation units outstanding at end of period (000 omitted)              10         11         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                 $   1.27   $   1.28   $   1.20   $   1.03   $   1.00
Accumulation unit value at end of period                                       $   1.36   $   1.27   $   1.28   $   1.20   $   1.03
Number of accumulation units outstanding at end of period (000 omitted)              51         35          4         32         32
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                 $   1.58   $   1.39   $   1.19   $   0.93   $   1.00
Accumulation unit value at end of period                                       $   1.91   $   1.58   $   1.39   $   1.19   $   0.93
Number of accumulation units outstanding at end of period (000 omitted)              31         25         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                 $   1.41   $   1.38   $   1.32   $   0.96   $   1.00
Accumulation unit value at end of period                                       $   1.46   $   1.41   $   1.38   $   1.32   $   0.96
Number of accumulation units outstanding at end of period (000 omitted)              32         31          2         --         --
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                 $   1.55   $   1.42   $   1.21   $   0.95   $   1.00
Accumulation unit value at end of period                                       $   1.84   $   1.55   $   1.42   $   1.21   $   0.95
Number of accumulation units outstanding at end of period (000 omitted)              45         43         43         --         --
------------------------------------------------------------------------------------------------------------------------------------



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 59

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                2006       2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                  $  1.27   $   1.31   $   1.23   $   1.08   $   1.00
Accumulation unit value at end of period                                        $  1.32   $   1.27   $   1.31   $   1.23   $   1.08
Number of accumulation units outstanding at end of period (000 omitted)              59         45          4         --         --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period                                  $  1.57   $   1.37   $   1.21   $   0.97   $   1.00
Accumulation unit value at end of period                                        $  1.72   $   1.57   $   1.37   $   1.21   $   0.97
Number of accumulation units outstanding at end of period (000 omitted)           2,526      1,386        524         --         --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                                  $  0.99   $   0.95   $   0.94   $   0.72   $   1.00
Accumulation unit value at end of period                                        $  1.03   $   0.99   $   0.95   $   0.94   $   0.72
Number of accumulation units outstanding at end of period (000 omitted)              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.72   $   1.48   $   1.21   $   0.89   $   1.00
Accumulation unit value at end of period                                        $  1.90   $   1.72   $   1.48   $   1.21   $   0.89
Number of accumulation units outstanding at end of period (000 omitted)             374        196         54         19         --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.47   $   1.38   $   1.14   $   0.88   $   1.00
Accumulation unit value at end of period                                        $  1.69   $   1.47   $   1.38   $   1.14   $   0.88
Number of accumulation units outstanding at end of period (000 omitted)              22         22         23         20         --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.29   $   1.19   $   1.07   $   0.87   $   1.00
Accumulation unit value at end of period                                        $  1.50   $   1.29   $   1.19   $   1.07   $   0.87
Number of accumulation units outstanding at end of period (000 omitted)             154         --        138        153         --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.34   $   1.24   $   1.07   $   0.83   $   1.00
Accumulation unit value at end of period                                        $  1.60   $   1.34   $   1.24   $   1.07   $   0.83
Number of accumulation units outstanding at end of period (000 omitted)              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.03   $   1.00   $   0.96   $   0.73   $   1.00
Accumulation unit value at end of period                                        $  1.14   $   1.03   $   1.00   $   0.96   $   0.73
Number of accumulation units outstanding at end of period (000 omitted)              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.14   $   1.13   $   1.04   $   0.92   $   1.00
Accumulation unit value at end of period                                        $  1.25   $   1.14   $   1.13   $   1.04   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)              33         45         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.61   $   1.41   $   1.10   $   0.85   $   1.00
Accumulation unit value at end of period                                        $  2.07   $   1.61   $   1.41   $   1.10   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (8/30/2002)
Accumulation unit value at beginning of period                                  $  1.33   $   1.29   $   1.23   $   0.96   $   1.00
Accumulation unit value at end of period                                        $  1.41   $   1.33   $   1.29   $   1.23   $   0.96
Number of accumulation units outstanding at end of period (000 omitted)             239        206         63         --         --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (8/30/2002)
Accumulation unit value at beginning of period                                  $  1.70   $   1.51   $   1.30   $   0.92   $   1.00
Accumulation unit value at end of period                                        $  1.96   $   1.70   $   1.51   $   1.30   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)              62         54        101         83         --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (7/31/2002)
Accumulation unit value at beginning of period                                  $  1.70   $   1.58   $   1.35   $   0.95   $   1.00
Accumulation unit value at end of period                                        $  1.91   $   1.70   $   1.58   $   1.35   $   0.95
Number of accumulation units outstanding at end of period (000 omitted)              17         19         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (8/30/2002)
Accumulation unit value at beginning of period                                  $  1.20   $   1.19   $   1.12   $   1.04   $   1.00
Accumulation unit value at end of period                                        $  1.26   $   1.20   $   1.19   $   1.12   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)           1,584      1,042        417         --         --
------------------------------------------------------------------------------------------------------------------------------------



60 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                2006       2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.12   $   1.09   $   1.00   $   0.81   $   1.00
Accumulation unit value at end of period                                        $  1.28   $   1.12   $   1.09   $   1.00   $   0.81
Number of accumulation units outstanding at end of period (000 omitted)              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/30/2002)
Accumulation unit value at beginning of period                                  $  1.32   $   1.18   $   1.12   $   0.97   $   1.00
Accumulation unit value at end of period                                        $  1.33   $   1.32   $   1.18   $   1.12   $   0.97
Number of accumulation units outstanding at end of period (000 omitted)               5          5         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.33   $   1.20   $   1.06   $   0.84   $   1.00
Accumulation unit value at end of period                                        $  1.67   $   1.33   $   1.20   $   1.06   $   0.84
Number of accumulation units outstanding at end of period (000 omitted)              12         14         14         --         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (3/1/2002)
Accumulation unit value at beginning of period                                  $  0.97   $   0.96   $   0.97   $   0.99   $   1.00
Accumulation unit value at end of period                                        $  1.00   $   0.97   $   0.96   $   0.97   $   0.99
Number of accumulation units outstanding at end of period (000 omitted)             174         48         24         21        132

*     The 7-day simple and compound yields for RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2006 were 2.70%
      and 2.74%, respectively.
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.04   $   1.04   $   1.01   $   1.01   $   1.00
Accumulation unit value at end of period                                        $  1.07   $   1.04   $   1.04   $   1.01   $   1.01
Number of accumulation units outstanding at end of period (000 omitted)             638         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.42   $   1.27   $   1.10   $   0.80   $   1.00
Accumulation unit value at end of period                                        $  1.67   $   1.42   $   1.27   $   1.10   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)           1,423        623         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/3/2003)
Accumulation unit value at beginning of period                                  $  1.42   $   1.36   $   1.31   $   1.00         --
Accumulation unit value at end of period                                        $  1.60   $   1.42   $   1.36   $   1.31         --
Number of accumulation units outstanding at end of period (000 omitted)             681        810        502         --         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (8/30/2002)
Accumulation unit value at beginning of period                                  $  1.42   $   1.31   $   1.22   $   1.02   $   1.00
Accumulation unit value at end of period                                        $  1.39   $   1.42   $   1.31   $   1.22   $   1.02
Number of accumulation units outstanding at end of period (000 omitted)             136        140         85         --         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/1/2002)
Accumulation unit value at beginning of period                                  $  1.00   $   1.00   $   1.01   $   1.02   $   1.00
Accumulation unit value at end of period                                        $  1.02   $   1.00   $   1.00   $   1.01   $   1.02
Number of accumulation units outstanding at end of period (000 omitted)             519        197         31         39         --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (7/31/2002)
Accumulation unit value at beginning of period                                  $  1.58   $   1.52   $   1.29   $   0.96   $   1.00
Accumulation unit value at end of period                                        $  1.87   $   1.58   $   1.52   $   1.29   $   0.96
Number of accumulation units outstanding at end of period (000 omitted)             763        746        325         --         --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (8/30/2002)
Accumulation unit value at beginning of period                                  $  1.48   $   1.45   $   1.26   $   0.98   $   1.00
Accumulation unit value at end of period                                        $  1.69   $   1.48   $   1.45   $   1.26   $   0.98
Number of accumulation units outstanding at end of period (000 omitted)           2,067      1,345        383          8          8
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO, CLASS II SHARES (8/30/2002)
Accumulation unit value at beginning of period                                  $  1.44   $   1.34   $   1.19   $   0.96   $   1.00
Accumulation unit value at end of period                                        $  1.64   $   1.44   $   1.34   $   1.19   $   0.96
Number of accumulation units outstanding at end of period (000 omitted)               9          9          9         --         --
------------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS I SHARES (8/30/2002)
Accumulation unit value at beginning of period                                  $  1.99   $   1.74   $   1.29   $   0.96   $   1.00
Accumulation unit value at end of period                                        $  2.70   $   1.99   $   1.74   $   1.29   $   0.96
Number of accumulation units outstanding at end of period (000 omitted)              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------



EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS 61

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts ...........................................   p. 3
Rating Agencies .......................................................   p. 4
Revenues Received During Calendar Year 2006 ...........................   p. 4
Principal Underwriter .................................................   p. 5
Independent Registered Public Accounting Firm .........................   p. 5
Condensed Financial Information (Unaudited) ...........................   p. 6
Financial Statements



62 EVERGREEN PATHWAYS VARIABLE ANNUITY - PROSPECTUS

RIVERSOURCE [LOGO](SM)
       ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member NASD. Insurance and annuity products are issued by American Enterprise Life
                              Insurance Company.


           (C) 2007 Ameriprise Financial, Inc. All rights reserved.


45275 H (5/07)

PROSPECTUS

MAY 1, 2007

EVERGREEN

PATHWAYS(SM) SELECT VARIABLE ANNUITY

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)

           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE ENTERPRISE MVA
           ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares

AllianceBernstein Variable Products Series Fund, Inc. (Class B)

American Century(R) Variable Portfolios, Inc., Class II

Dreyfus Investment Portfolios, Service Share Class

Dreyfus Variable Investment Fund, Service Share Class

Evergreen Variable Annuity Trust

Fidelity(R) Variable Insurance Products Service Class 2

Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

Goldman Sachs Variable Insurance Trust (VIT)

Oppenheimer Variable Account Funds, Service Shares

Putnam Variable Trust - Class IB Shares

RiverSource(SM) Variable Portfolio Funds

The Universal Institutional Funds, Inc., Class II Shares

Van Kampen Life Investment Trust Class II Shares

Wanger Advisors Trust

NEW EVERGREEN PATHWAYS(SM) SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


1 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS

KEY TERMS                                                                    3
THE CONTRACT IN BRIEF                                                        5
EXPENSE SUMMARY                                                              6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                 11
FINANCIAL STATEMENTS                                                        11
THE VARIABLE ACCOUNT AND THE FUNDS                                          11
THE GUARANTEE PERIOD ACCOUNTS (GPAs)                                        21
BUYING YOUR CONTRACT                                                        23
CHARGES                                                                     25
VALUING YOUR INVESTMENT                                                     30
MAKING THE MOST OF YOUR CONTRACT                                            31
WITHDRAWALS                                                                 40
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                        40
CHANGING OWNERSHIP                                                          41
BENEFITS IN CASE OF DEATH                                                   41
OPTIONAL BENEFITS                                                           44
THE ANNUITY PAYOUT PERIOD                                                   57
TAXES                                                                       59
VOTING RIGHTS                                                               62
SUBSTITUTION OF INVESTMENTS                                                 62
ABOUT THE SERVICE PROVIDERS                                                 63
ADDITIONAL INFORMATION                                                      65
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)                        67
APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE                 69
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES                                   70
APPENDIX D: EXAMPLE -- DEATH BENEFITS                                       73
APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER             76
APPENDIX F: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER -- RIDER B DISCLOSURE    78
APPENDIX G: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER               83
APPENDIX H: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER -- ADDITIONAL RMD
   DISCLOSURE                                                               85
APPENDIX I: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS                    86
APPENDIX J: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER            91
APPENDIX K: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER       93
APPENDIX L: EXAMPLE -- CONDENSED FINANCIAL INFORMATION (UNAUDITED)          95
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION               103

CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.



2 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract, or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o    Roth IRAs under Section 408A of the Code

o    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


3 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


4 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.

PURPOSE: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (p. 23)

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:

o subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts.
     (p. 11)

o GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. Some states restrict the amount you can allocate to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (p. 21)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. (p. 37)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 40)

OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of an asset allocation model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (p. 44)



5 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 41)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 57)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 59)

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

         CONTRACT OPTION L
YEARS FROM PURCHASE PAYMENT RECEIPT   WITHDRAWAL CHARGE PERCENTAGE
            1-2                                    8%
              3                                    7
              4                                    6
              Thereafter                           0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

                    IF YOUR AIR IS 3.5%, THEN YOUR   IF YOUR AIR IS 5%, THEN YOUR
                     DISCOUNT RATE PERCENT (%) IS:   DISCOUNT RATE PERCENT (%) IS:
CONTRACT OPTION L                6.55%                            8.05%
CONTRACT OPTION C                6.65%                            8.15%


6 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

                                       TOTAL MORTALITY AND      VARIABLE ACCOUNT      TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:    EXPENSE RISK FEE     ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
ROP Death Benefit                             1.55%                  0.15%                1.70%
MAV Death Benefit                             1.75                   0.15                 1.90
5% Accumulation Death Benefit                 1.90                   0.15                 2.05
Enhanced Death Benefit                        1.95                   0.15                 2.10

IF YOU SELECT CONTRACT OPTION C AND:

ROP Death Benefit                             1.65%                  0.15%                1.80%
MAV Death Benefit                             1.85                   0.15                 2.00
5% Accumulation Death Benefit                 2.00                   0.15                 2.15
Enhanced Death Benefit                        2.05                   0.15                 2.20

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                      $40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                            0.25%

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                       0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select one of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                            MAXIMUM: 1.75%   CURRENT: 0.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE                                              MAXIMUM: 1.50%   CURRENT: 0.55%
(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE                                              MAXIMUM: 1.50%   CURRENT: 0.30%(1)
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE                     MAXIMUM: 1.75%   CURRENT: 0.60%(1)
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE   MAXIMUM: 2.00%   CURRENT: 0.65%(1)

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and
     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.


7 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)

                                                                  MINIMUM   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements    0.51%     1.51%

(a)  Each fund deducts management fees and other expenses from fund assets.
     Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted
     12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
     Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                  GROSS TOTAL
                                                                  MANAGEMENT   12b-1     OTHER       ANNUAL
                                                                     FEES      FEES    EXPENSES    EXPENSES
AIM V.I. Capital Development Fund, Series II Shares                  0.75%     0.25%    0.35%**     1.35%(1)
AllianceBernstein VPS Growth and Income Portfolio (Class B)          0.55      0.25     0.06        0.86
AllianceBernstein VPS International Value Portfolio (Class B)        0.75      0.25     0.10        1.10
American Century VP Inflation Protection, Class II                   0.49      0.25     0.01        0.75
American Century VP Ultra(R), Class II                               0.90      0.25       --        1.15
American Century VP Value, Class II                                  0.83      0.25       --        1.08
Dreyfus Investment Portfolios Technology Growth Portfolio,           0.75      0.25     0.12**      1.12
Service Shares
Dreyfus Variable Investment Fund International Value Portfolio,      1.00      0.25     0.19        1.44(2)
Service Shares
Evergreen VA Core Bond Fund - Class 2                                0.32      0.25     0.24**      0.81
Evergreen VA Fundamental Large Cap Fund - Class 2                    0.57      0.25     0.18**      1.00
Evergreen VA Growth Fund - Class 2                                   0.69      0.25     0.20**      1.14
Evergreen VA High Income Fund - Class 2                              0.50      0.25     0.26**      1.01
Evergreen VA International Equity Fund - Class 2                     0.40      0.25     0.28**      0.93
Evergreen VA Omega Fund - Class 2                                    0.52      0.25     0.19**      0.96
Evergreen VA Special Values Fund - Class 2                           0.78      0.25     0.19**      1.22
Evergreen VA Strategic Income Fund - Class 2                         0.39      0.25     0.23**      0.87
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2              0.57      0.25     0.09        0.91
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2      0.32      0.25     0.12        0.69
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                    0.57      0.25     0.11        0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                   0.72      0.25     0.16        1.13
FTVIPT Franklin Income Securities Fund - Class 2                     0.46      0.25     0.01        0.72
FTVIPT Templeton Global Income Securities Fund - Class 2             0.56      0.25     0.16        0.97
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares          0.80        --     0.07        0.87(3)
Oppenheimer Capital Appreciation Fund/VA, Service Shares             0.64      0.25     0.03**      0.92(4)
Oppenheimer Global Securities Fund/VA, Service Shares                0.62      0.25     0.04**      0.91(4)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares            0.72      0.25     0.03**      1.00(4)
Putnam VT Health Sciences Fund - Class IB Shares                     0.70      0.25     0.15**      1.10
Putnam VT Small Cap Value Fund - Class IB Shares                     0.76      0.25     0.09**      1.10



8 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                 GROSS TOTAL
                                                                                 MANAGEMENT   12b-1     OTHER       ANNUAL
                                                                                    FEES      FEES    EXPENSES     EXPENSES
RiverSource(R) Variable Portfolio - Cash Management Fund                            0.33%      0.13%   0.14%     0.60%(5)
RiverSource(R) Variable Portfolio - Diversified Bond Fund                           0.46       0.13    0.15**    0.74(5)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                  0.64       0.13    0.14**    0.91(5),(6)
RiverSource(R) Variable Portfolio - Emerging Markets Fund                           1.13       0.13    0.25**    1.51(5),(6)
RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund      0.44       0.13    0.15**    0.72(5),(7)
RiverSource(R) Variable Portfolio - Growth Fund                                     0.71       0.13    0.17**    1.01(5),(6)
RiverSource(R) Variable Portfolio - Income Opportunities Fund                       0.61       0.13    0.16**    0.90(5),(7)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                           0.57       0.13    0.13**    0.83(5),(6)
RiverSource(R) Variable Portfolio - Large Cap Value Fund                            0.60       0.13    0.50**    1.23(5),(7)
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                             0.60       0.13    0.15**    0.88(5),(6),(7)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                              0.22       0.13    0.16**    0.51(5),(7)
RiverSource(R) Variable Portfolio - Select Value Fund                               0.72       0.13    0.37**    1.22(5),(6),(7)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund             0.48       0.13    0.16**    0.77(5)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                            1.00       0.13    0.19**    1.32(5),(6),(7)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares                0.56       0.25    0.03      0.84
Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares                          0.73       0.35    0.28      1.36(8)
Wanger U.S. Smaller Companies                                                       0.90         --    0.05      0.95

* The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) Through April 30, 2008, the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.34% for AIM V.I. Capital
     Development Fund, Series II Shares.

(2) The Dreyfus Corporation has agreed, until Dec. 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 1.40% for Dreyfus
     Variable Investment Fund International Value Portfolio, Service Shares.

(3) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
     Investment Adviser has voluntarily agreed to limit "Other expenses"
     (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares. The
     Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(4) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
     Money Market Fund.

(5) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(6) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.10% for RiverSource(R)
     Variable Portfolio - Mid Cap Growth Fund and 0.06% for RiverSource(R)
     Variable Portfolio - Select Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
     Fund, 0.04% for RiverSource(R) Variable Portfolio - Emerging Markets
     Fund, 0.11% for RiverSource(R) Variable Portfolio - Growth Fund, 0.01%
     for RiverSource(R) Variable Portfolio - Large Cap Equity Fund and 0.05% for RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(7) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.72% for RiverSource(R) Variable Portfolio - Global
     Inflation Protected Securities Fund, 0.99% for RiverSource(R) Variable
     Portfolio - Income Opportunities Fund, 1.05% for RiverSource(R) Variable
     Portfolio - Large Cap Value Fund, 1.00% for RiverSource(R) Variable
     Portfolio - Mid Cap Growth Fund, 0.495% for RiverSource(R) Variable
     Portfolio - S&P 500 Index Fund, 1.00% for RiverSource(R) Variable
     Portfolio - Select Value Fund and 1.20% for RiverSource(R) Variable
     Portfolio - Small Cap Value Fund.

(8) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.26% for Van Kampen UIF U.S. Real Estate Portfolio,
     Class II Shares.



9 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Contract Option L   $1,402.88   $2,528.09   $3,079.69   $6,327.89   $602.88   $1,828.09   $3,079.69   $6,327.89
Contract Option C      612.31    1,854.94    3,121.96    6,399.43    612.31    1,854.94    3,121.96    6,399.43

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      IF YOU DO NOT WITHDRAW YOUR CONTRACT
                           IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR   3 YEARS    5 YEARS     10 YEARS
Contract Option L   $1,028.88   $1,405.43   $1,208.17   $2,589.25   $228.88   $705.43   $1,208.17   $2,589.25
Contract Option C      238.31      733.81    1,255.58    2,684.27    238.31    733.81    1,255.58    2,684.27

(1) In these examples, the $40 contract administrative charge is estimated as a .023% charge for Option L and a .015% for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.



10 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix L.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

     o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

     o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

     o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.



11 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

     o PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Portfolio Funds are generally more profitable for us and our affiliates (see "Revenue we receive from the funds may create conflicts of interest"). These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

     o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract --Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

     o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

     o    REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
          INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

          Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

          The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.



12 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

     o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

          o Compensating, training and educating investment professionals who sell the contracts.

          o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

          o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

          o Providing sub-transfer agency and shareholder servicing to contract owners.

          o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

          o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

          o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

          o Subaccounting, transaction processing, recordkeeping and administration.

     o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

     o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



13 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital             Long-term growth of capital. Invests primarily in       A I M Advisors, Inc.
Development Fund,            securities (including common stocks, convertible
Series II Shares             securities and bonds) of small- and medium-sized
                             companies. The Fund may invest up to 25% of its total
                             assets in foreign securities.

AllianceBernstein            Long-term growth of capital. Invests primarily in the   AllianceBernstein L.P.
VPS Growth and Income        equity securities of domestic companies that the
Portfolio (Class B)          Advisor deems to be undervalued.

AllianceBernstein            Long-term growth of capital. Invests primarily in a     AllianceBernstein L.P.
VPS International Value      diversified portfolio of equity securities of
Portfolio (Class B)          established companies selected from more than 40
                             industries and from more than 40 developed and
                             emerging market countries.

American Century VP          Long-term total return. To protect against U.S.         American Century Investment
Inflation Protection,        inflation.                                              Management, Inc.
Class II

American Century VP          Long-term capital growth. Analytical research tools     American Century Investment
Ultra(R), Class II           and techniques are used to identify the stocks of       Management, Inc.
                             larger-sized companies that appear to have the best
                             opportunity of sustaining long-term above average
                             growth.

American Century VP          Long-term capital growth, with income as a secondary    American Century Investment
Value, Class II              objective. Invests primarily in stocks of companies     Management, Inc.
                             that management believes to be undervalued at the
                             time of purchase.

Dreyfus Investment           Capital appreciation. The portfolio invests, under      The Dreyfus Corporation
Portfolios Technology        normal circumstances, at least 80% of its assets in
Growth Portfolio,            the stocks of growth companies of any size that
Service Shares               Dreyfus believes to be leading producers or
                             beneficiaries of technological innovation. Up to 25%
                             of the portfolio's assets may be in foreign
                             securities. The portfolio's stock investments may
                             include common stocks, preferred stocks and
                             convertible securities.

Dreyfus Variable             Long-term capital growth. To pursue this goal, the      The Dreyfus Corporation
Investment Fund              portfolio normally invests at least 80% of its assets
International Value          in stocks. The portfolio ordinarily invests most of
Portfolio, Service Shares    its assets in securities of foreign companies which
                             Dreyfus considers to be value companies. The
                             portfolio's stock investments may include common
                             stocks, preferred stocks and convertible securities,
                             including those purchased in initial public offerings
                             or shortly thereafter. The portfolio may invest in
                             companies of any size. The portfolio may also invest
                             in companies located in emerging markets.



14 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Core Bond       Maximize total return through a combination of          Evergreen Investment Management
Fund - Class 2               current income and capital growth. The Fund invests     Company, LLC, adviser; Tattersall
                             primarily in U.S. dollar denominated investment grade   Advisory Group, Inc., subadviser.
                             debt securities including debt securities issued or
                             guaranteed by the U.S. Treasury or by an agency or
                             instrumentality of the U.S. government, corporate
                             bonds, mortgage-backed securities, asset-backed
                             securities and other income producing securities.

Evergreen VA                 Capital growth with the potential for current income.   Evergreen Investment Management
Fundamental Large Cap        Invests primarily in common stocks of large U.S.        Company, LLC
Fund - Class 2               companies whose market capitalizations measured at
                             time of purchase fall within the market
                             capitalization range of the companies tracked by the
                             Russell 1000(R) Index.

Evergreen VA Growth          Long-term capital growth. The Fund seeks to achieve     Evergreen Investment Management
Fund - Class 2               its goal by investing at least 75% of its assets in     Company, LLC
                             common stocks of small- and medium-sized companies
                             whose market capitalizations measured at time of
                             purchase falls within the market capitalization range
                             of the companies tracked by the Russell 2000(R)
                             Growth Index.

Evergreen VA High            High level of current income, with capital growth as    Evergreen Investment Management
Income Fund - Class 2        secondary objective. The Fund seeks to achieve its      Company, LLC
                             goal by investing primarily in both low-rated and
                             high-rated fixed-income securities, including debt
                             securities, convertible securities and preferred
                             stocks that are consistent with its primary
                             investment objective of high current income.

Evergreen VA International   Long-term capital growth, with modest income as a       Evergreen Investment Management
Equity Fund - Class 2        secondary objective. The Fund seeks to achieve its      Company, LLC
                             goal by investing primarily in equity securities
                             issued by established, quality non-U.S. companies
                             located in countries with developed markets and may
                             purchase securities across all market
                             capitalizations. The Fund may also invest in emerging
                             markets.

Evergreen VA Omega           Long-term capital growth. Invests primarily in common   Evergreen Investment Management
Fund - Class 2               stocks and securities convertible into common stocks    Company, LLC
                             of U.S. companies across all market capitalizations.

Evergreen VA Special         Capital growth in the value of its shares. The Fund     Evergreen Investment Management
Values Fund - Class 2        seeks to achieve its goal by investing at least 80%     Company, LLC
                             of its assets in common stocks of small U.S.
                             companies whose market capitalizations measured at
                             the time of purchase fall within the market
                             capitalization range of the companies tracked by the
                             Russell 2000(R) Index.



15 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Strategic       High current income from interest on debt securities    Evergreen Investment Management
Income Fund - Class 2        with a secondary objective of potential for growth of   Company, LLC, advisor; Evergreen
                             capital in selecting securities. The Fund seeks to      International Advisors, subadvisor
                             achieve its goal by investing primarily in domestic
                             below investment grade bonds and other debt
                             securities (which may be denominated in U.S. dollars
                             or in non-U.S. currencies) of foreign governments and
                             foreign corporations.

Fidelity(R) VIP Contrafund   Long-term capital appreciation. Normally invests        Fidelity Management & Research Company
(R) Portfolio Service        primarily in common stocks. Invests in securities of    (FMR), investment manager; FMR U.K. and
Class 2                      companies whose value it believes is not fully          FMR Far East, sub-investment advisers.
                             recognized by the public. Invests in either "growth"
                             stocks or "value" stocks or both. The fund invests in
                             domestic and foreign issuers.

Fidelity(R) VIP Investment   High level of current income consistent with the        Fidelity Management & Research
Grade Bond Portfolio         preservation of capital. Normally invests at least      Company (FMR), investment manager;
Service Class 2              80% of assets in investment-grade debt securities       FMR U.K., FMR Far East,
                             (those of medium and high quality) of all types and     sub-investment advisers.
                             repurchase agreements for those securities.

Fidelity(R) VIP Mid Cap      Long-term growth of capital. Normally invests           Fidelity Management & Research Company
Portfolio Service Class 2    primarily in common stocks. Normally invests at least   (FMR), investment manager; FMR U.K., FMR
                             80% of assets in securities of companies with medium    Far East, sub-investment advisers.
                             market capitalizations. May invest in companies with
                             smaller or larger market capitalizations. Invests in
                             domestic and foreign issuers. The Fund invests in
                             either "growth" or "value" common stocks or both.

Fidelity(R) VIP Overseas     Long-term growth of capital. Normally invests           Fidelity Management & Research Company
Portfolio Service Class 2    primarily in common stocks of foreign securities.       (FMR), investment manager; FMR U.K., FMR
                             Normally invests at least 80% of assets in non-U.S.     Far East, Fidelity International
                             securities.                                             Investment Advisors (FIIA) and FIIA U.K.,
                                                                                     sub-investment advisers.

FTVIPT Franklin Income       Maximize income while maintaining prospects for         Franklin Advisers, Inc.
Securities Fund - Class 2    capital appreciation. The Fund normally invests in
                             both equity and debt securities. The Fund seeks
                             income by investing in corporate, foreign and U.S.
                             Treasury bonds as well as stocks with dividend yields
                             the manager believes are attractive.

FTVIPT Templeton Global      High current income consistent with preservation of     Franklin Advisers, Inc.
Income Securities Fund -     capital, with capital appreciation as a secondary
Class 2                      consideration. The Fund normally invests mainly in
                             debt securities of governments and their political
                             subdivisions and agencies, supranational
                             organizations and companies located anywhere in the
                             world, including emerging markets.



16 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT            Long-term capital appreciation. The Fund invests,       Goldman Sachs Asset Management, L.P.
Mid Cap Value Fund -         under normal circumstances, at least 80% of its net
Institutional Shares         assets plus any borrowings for investment purposes
                             (measured at time of purchase) ("Net Assets") in a
                             diversified portfolio of equity investments in
                             mid-cap issuers with public stock market
                             capitalizations (based upon shares available for
                             trading on an unrestricted basis) within the range of
                             the market capitalization of companies constituting
                             the Russell Midcap(R) Value Index at the time of
                             investment. If the market capitalization of a company
                             held by the Fund moves outside this range, the Fund
                             may, but is not required to, sell the securities. The
                             capitalization range of the Russell Midcap(R) Value
                             Index is currently between $613 million and $18.3
                             billion. Although the Fund will invest primarily in
                             publicly traded U.S. securities, it may invest up to
                             25% of its Net Assets in foreign securities,
                             including securities of issuers in countries with
                             emerging markets or economies ("emerging countries")
                             and securities quoted in foreign currencies. The Fund
                             may invest in the aggregate up to 20% of its Net
                             Assets in companies with public stock market
                             capitalizations outside the range of companies
                             constituting the Russell Midcap(R) Value Index at the
                             time of investment and in fixed-income securities,
                             such as government, corporate and bank debt
                             obligations.

Oppenheimer Capital          Capital appreciation. Invests in securities of          OppenheimerFunds, Inc.
Appreciation Fund/VA,        well-known, established companies.
Service Shares

Oppenheimer Global           Long-term capital appreciation. Invests mainly in       OppenheimerFunds, Inc.
Securities Fund/VA,          common stocks of U.S. and foreign issuers that are
Service Shares               "growth-type" companies, cyclical industries and
                             special situations that are considered to have
                             appreciation possibilities.

Oppenheimer Main Street      Capital appreciation. Invests mainly in common stocks   OppenheimerFunds, Inc.
Small Cap Fund/VA,           of small-capitalization U.S. companies that the
Service Shares               fund's investment manager believes have favorable
                             business trends or prospects.

Putnam VT Health             Capital appreciation. The fund pursues its goal by      Putnam Investment Management, LLC
Sciences Fund -              investing mainly in common stocks of companies in the
Class IB Shares              health sciences industries, with a focus on growth
                             stocks. Under normal circumstances, the fund invests
                             at least 80% of its net assets in securities of (a)
                             companies that derive at least 50% of their assets,
                             revenues or profits from the pharmaceutical, health
                             care services, applied research and development and
                             medical equipment and supplies industries, or (b)
                             companies Putnam Management thinks have the potential
                             for growth as a result of their particular products,
                             technology, patents or other market advantages in the
                             health sciences industries.



17 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap          Capital appreciation. The fund pursues its goal by      Putnam Investment Management, LLC
Value Fund -                 investing mainly in common stocks of U.S. companies,
Class IB Shares              with a focus on value stocks. Under normal
                             circumstances, the fund invests at least 80% of its
                             net assets in small companies of a size similar to
                             those in the Russell 2000 Value Index.

RiverSource Variable         Maximum current income consistent with liquidity and    RiverSource Investments, LLC
Portfolio - Cash             stability of principal. Invests primarily in money
Management Fund              market instruments, such as marketable debt
                             obligations issued by corporations or the U.S.
                             government or its agencies, bank certificates of
                             deposit, bankers' acceptances, letters of credit and
                             commercial paper, including asset-backed commercial
                             paper.

RiverSource Variable         High level of current income while attempting to        RiverSource Investments, LLC
Portfolio - Diversified      conserve the value of the investment for the longest
Bond Fund                    period of time. Under normal market conditions, the
                             Fund invests at least 80% of its net assets in bonds
                             and other debt securities. At least 50% of the Fund's
                             net assets will be invested in securities like those
                             included in the Lehman Brothers Aggregate Bond Index
                             (Index), which are investment grade and denominated
                             in U.S. dollars. The Index includes securities issued
                             by the U.S. government, corporate bonds and mortgage-
                             and asset-backed securities. Although the Fund
                             emphasizes high- and medium-quality debt securities,
                             it will assume some credit risk to achieve higher
                             yield and/or capital appreciation by buying
                             lower-quality (junk) bonds.

RiverSource Variable         High level of current income and, as a secondary        RiverSource Investments, LLC
Portfolio - Diversified      goal, steady growth of capital. Under normal market
Equity Income Fund           conditions, the Fund invests at least 80% of its net
                             assets in dividendpaying common and preferred stocks.
                             The Fund may invest up to 25% of its total assets in
                             foreign investments.

RiverSource Variable         Long-term capital growth. The Fund's assets are         RiverSource Investments, LLC, adviser;
Portfolio - Emerging         primarily invested in equity securities of emerging     Threadneedle International Limited, an
Markets Fund                 market companies. Under normal market conditions, at    indirect wholly-owned subsidiary of
                             least 80% of the Fund's net assets will be invested     Ameriprise Financial, subadviser.
                             in securities of companies that are located in
                             emerging market countries, or that earn 50% or more
                             of their total revenues from goods and services
                             produced in emerging market countries or from sales
                             made in emerging market countries.

RiverSource Variable         Total return that exceeds the rate of inflation over    RiverSource Investments, LLC
Portfolio - Global           the long-term. Non-diversified mutual fund that,
Inflation Protected          under normal market conditions, invests at least 80%
Securities Fund              of its net assets in inflation-protected debt
                             securities. These securities include
                             inflation-indexed bonds of varying maturities issued
                             by U.S. and foreign governments, their agencies or
                             instrumentalities, and corporations.



18 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term capital growth. Invests primarily in common   RiverSource Investments, LLC
Portfolio - Growth Fund      stocks and securities convertible into common stocks
                             that appear to offer growth opportunities. These
                             growth opportunities could result from new
                             management, market developments or technological
                             superiority. The Fund may invest up to 25% of its
                             total assets in foreign investments.

RiverSource Variable         High total return through current income and capital    RiverSource Investments, LLC
Portfolio - Income           appreciation. Under normal market conditions, invests
Opportunities Fund           primarily in income-producing debt securities with an
                             emphasis on the higher rated segment of the
                             high-yield (junk bond) market. The Fund will purchase
                             only securities rated B or above, or unrated
                             securities believed to be of the same quality. If a
                             security falls below a B rating, the Fund may
                             continue to hold the security.

RiverSource Variable         Capital appreciation. Under normal market conditions,   RiverSource Investments, LLC
Portfolio - Large Cap        the Fund invests at least 80% of its net assets in
Equity Fund                  equity securities of companies with market
                             capitalization greater than $5 billion at the time of
                             purchase.

RiverSource Variable         Long-term growth of capital. Under normal market        RiverSource Investments, LLC
Portfolio - Large Cap        conditions, the Fund invests at least 80% of its net
Value Fund                   assets in equity securities of companies with a
                             market capitalization greater than $5 billion. The
                             Fund may also invest in income-producing equity
                             securities and preferred stocks.

RiverSource Variable         Growth of capital. Under normal market conditions,      RiverSource Investments, LLC
Portfolio - Mid Cap          the Fund invests at least 80% of its net assets at
Growth Fund                  the time of purchase in equity securities of mid
                             capitalization companies. The investment manager
                             defines mid-cap companies as those whose market
                             capitalization (number of shares outstanding
                             multiplied by the share price) falls within the range
                             of the Russell Midcap(R) Growth Index.

RiverSource Variable         Long-term capital appreciation. The Fund seeks to       RiverSource Investments, LLC
Portfolio - S&P 500          provide investment results that correspond to the
Index Fund                   total return (the combination of appreciation and
                             income) of large-capitalization stocks of U.S.
                             companies. The Fund invests in common stocks included
                             in the Standard & Poor's 500 Composite Stock Price
                             Index (S&P 500). The S&P 500 is made up primarily of
                             large-capitalization companies that represent a broad
                             spectrum of the U.S. economy.

RiverSource Variable         Long-term growth of capital. Invests primarily in       RiverSource Investments, LLC, adviser;
Portfolio - Select           equity securities of mid cap companies as well as       Systematic Financial Management, L.P. and
Value Fund                   companies with larger and smaller market                WEDGE Capital Management L.L.P.,
                             capitalizations. The Fund considers mid-cap companies   subadvisers
                             to be either those with a market capitalization of up
                             to $10 billion or those whose market capitalization
                             falls within range of the Russell 3000(R) Value
                             Index.



19 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High level of current income and safety of principal    RiverSource Investments, LLC
Portfolio - Short Duration   consistent with investment in U.S. government and
U.S. Government Fund         government agency securities. Under normal market
                             conditions, at least 80% of the Fund's net assets are
                             invested in securities issued or guaranteed as to
                             principal and interest by the U.S. government, its
                             agencies or instrumentalities.

RiverSource Variable         Long-term capital appreciation. Under normal market     RiverSource Investments, LLC, adviser;
Portfolio - Small Cap        conditions, at least 80% of the Fund's net assets       River Road Asset Management, LLC, Donald
Value Fund                   will be invested in small cap companies with market     Smith & Co., Inc., Franklin Portfolio
                             capitalization, at the time of investment, of up to     Associates LLC and Barrow, Hanley,
                             $2.5 billion or that fall within the range of the       Mewhinney & Strauss, Inc., subadvisers.
                             Russell 2000 (R) Value Index.

Van Kampen Life              Capital growth and income through investments in        Van Kampen Asset Management
Investment Trust             equity securities, including preferred stocks and
Comstock Portfolio,          common stocks, securities convertible into common and
Class II Shares              preferred stocks. The Portfolio emphasizes value
                             style of investing seeking well-established,
                             undervalued companies believed by the Portfolio's
                             investment adviser to possess the potential for
                             capital growth and income.

Van Kampen UIF U.S.          Above-average current income and long-term capital      Morgan Stanley Investment Management Inc.,
Real Estate Portfolio,       appreciation. Non-diversified Portfolio that invests    doing business as Van Kampen.
Class II Shares              primarily in equity securities of companies in the
                             U.S. real estate industry, including real estate
                             investment trusts.

Wanger U.S. Smaller          Long-term growth of capital. Invests primarily in       Columbia Wanger Asset Management, L.P.
Companies                    stocks of small- and medium-size U.S. companies with
                             market capitalizations of less than $5 billion at
                             time of initial purchase.



20 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


21 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the Guarantee Period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator asset allocation model portfolio;

o amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

o reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

o    amounts withdrawn for fees and charges; or

o    amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

         IF YOUR GPA RATE IS:           THE MVA IS:
Less than the new GPA rate + 0.10%        Negative
Equal to the new GPA rate + 0.10%         Zero
Greater than the new GPA rate + 0.10%     Positive

For examples, see Appendix A.


22 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. Contract Option L has a four-year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

o    contract Option L or Option C;

o    GPAs and/or subaccounts in which you want to invest;

o    how you want to make purchase payments;

o    a beneficiary;

o    the optional Portfolio Navigator asset allocation program(1); and

o    one of the following Death Benefits:

     o    ROP Death Benefit

     o    MAV Death Benefit(2)

     o    5% Accumulation Death Benefit(2)

     o    Enhanced Death Benefit(2)

In addition, you may also have selected (if available in your state):

ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o    Accumulation Protector Benefit(SM) rider

o    Guarantor(SM) Withdrawal Benefit rider(3)

o    Income Assurer Benefit(SM) -- MAV rider(4)

o    Income Assurer Benefit(SM) -- 5% Accumulation Benefit Base rider(4)

o Income Assurer Benefit(SM) -- Greater of MAV or 5% Accumulation Benefit Base rider(4)

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

o    Benefit Protector(SM) Death Benefit rider(5)

o    Benefit Protector(SM) Plus Death Benefit rider(5)

(1)  There is no additional charge for this feature

(2) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) Available if you and the annuitant are age 79 or younger at contract issue

(4)  Available if the annuitant is age 75 or younger at contract issue.

(5) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.

The contract provides for allocation of purchase payments to the GPAs and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs.

We apply your purchase payments to the GPAs and subaccounts you select. If we receive your additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.


23 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

o    no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM ADDITIONAL PURCHASE PAYMENTS
   $50 for SIPs
   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*:
   $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.



24 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs. We cannot increase these fees.

The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

                                CONTRACT OPTION L   CONTRACT OPTION C
ROP Death Benefit                      1.55%               1.65%
MAV Death Benefit                      1.75                1.85
5% Accumulation Death Benefit          1.90                2.00
Enhanced Death Benefit                 1.95                2.05

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L, discussed below, will cover sales and distribution expenses.


25 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Contract Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal schedule charge lasts for four years (See "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract Option L includes the Guarantor(SM) Withdrawal Benefit rider:

CONTRACT OPTION L WITHOUT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o    10% of the contract value on the prior contract anniversary(1); or

o    current contract earnings.

CONTRACT OPTION L WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o    10% of the contract value on the prior contract anniversary(1);

o    current contract earnings; or

o    the Remaining Benefit Payment.

(1) We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 4-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (See "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (See "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix C.



26 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES FOR CONTRACT OPTION L

We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to contract Option C.)

o withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period; and

o    death benefits.

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal under this annuity payout plan we impose a withdrawal charge. Whether you have contract Option L or contract Option C. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.



27 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL LIVING BENEFITS

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio for new contract owners. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.



28 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective step up.

The fee does not apply after annuity payouts begin.

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                            MAXIMUM     CURRENT
Income Assurer Benefit(SM) - MAV                                               1.50%      0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                      1.75       0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base    2.00       0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and
     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.

We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

For an example of how each Income Assurer Benefit(SM) fee is calculated, see Appendix B.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


29 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs;

o    plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial withdrawals;

o    withdrawal charges (for contract Option L);


30 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS and the deduction of a prorated portion of:

o    the contract administrative charge; and

o    the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o    changes in funds net asset value;

o    fund dividends distributed to the subaccounts;

o    fund capital gains or losses;

o    fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA to one or more subaccounts. Only the one-year GPA is available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                   NUMBER
By investing an equal number            AMOUNT    ACCUMULATION    OF UNITS
of dollars each month          MONTH   INVESTED    UNIT VALUE    PURCHASED
                                Jan      $100         $20           5.00
                                Feb       100          18           5.56
you automatically buy           Mar       100          17           5.88
more units when the
per unit market price is low    Apr       100          15           6.67
                                May       100          16           6.25
                                Jun       100          18           5.56
                                Jul       100          17           5.88
and fewer units                 Aug       100          19           5.26
when the per unit
market price is high            Sept      100          21           4.76
                                Oct       100          20           5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Automated dollar-cost averaging is not available when a Portfolio Navigator model portfolio is in effect (see "Asset Allocation Program" below).


31 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM

For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts and any GPAs (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

o reallocate your current model portfolio to an updated version of your current model portfolio; or

o    substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


32 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described above for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.

The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective (underlying fund), and may include certain GPAs (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased after May 1, 2006 includes an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.


33 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.

In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios.

POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.

As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the


34 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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investor questionnaire can help determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts or any GPAs that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

o no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period Accounts -- Market Value Adjustment.")

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value according to the updated model portfolio. If you do not want your contract value to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.

In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

o discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.

RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.


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Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.

PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER

If you purchase the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of each rider.

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

OPTIONAL PN PROGRAM

If you do not select the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider with your contract, you may elect to participate in the PN program.

You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios. Partial withdrawals do not cancel the PN program. The PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.



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TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount or GPA to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o Once annuity payouts begin, you may not make any transfers to or from the GPAs but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.



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IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY
HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S.
     mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.



38 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN
UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts or GPAs.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o If a Portfolio Navigator Model Portfolio is in effect, you are not allowed to set up automated transfers (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals: $100 monthly
                          $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                Contract value or entire account balance

Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.


39 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan
E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts and GPAs in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount and GPA must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o    payable to owner;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     o the withdrawal amount includes a purchase payment check that has not cleared;

     o    the NYSE is closed, except for normal holiday and weekend closings;

     o    trading on the NYSE is restricted, according to SEC rules;

     o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     o the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.



40 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     o    you are at least age 59 1/2;

     o    you are disabled as defined in the Code;

     o    you severed employment with the employer who purchased the contract;
          or

     o    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o    ROP Death Benefit;

o    MAV Death Benefit

o    5% Accumulation Death Benefit

o    Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


41 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                           PW x DB
ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = -------
                                                                              CV

PW = the partial withdrawal including any applicable withdrawal charge or MVA.

DB = the death benefit on the date of (but prior to) the partial withdrawal

CV = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b)  total payments made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: This is the sum of the value of your GPAs and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o    the amounts allocated to the subaccounts at issue increased by 5%;

o    plus any subsequent amounts allocated to the subaccounts;

o    minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                               PWT x VAF
5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED PARTIAL WITHDRAWALS = ---------
                                                                                   SV

PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts.

VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

 SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as
(a) times (b) where:

(a) is the amount of purchase payment in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1.   contract value; or

2.   total purchase payments minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


42 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits").

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.


43 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

     Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits").

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

     o payouts begin no later than one year following the year of your death; and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

ON THE BENEFIT DATE, IF:                                 THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER BENEFIT IS:
-------------------------------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value (defined         The contract value is increased on the benefit date to equal the
below) as determined under the Accumulation Protector    Minimum Contract Accumulation Value as determined under the
Benefit(SM) rider is greater than your contract value,   Accumulation Protector Benefit(SM) rider on the benefit date.

The contract value is equal to or greater than the       Zero; in this case, the Accumulation Protector Benefit(SM) rider
Minimum Contract Accumulation Value as determined        ends without value and no benefit is payable.
under the Accumulation Protector Benefit(SM) rider,

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it, except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) rider may not be purchased with the optional Guarantor(SM) Withdrawal Benefit rider or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) may not be available in all states.


44 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

You should consider whether a Accumulation Protector Benefit(SM) rider is appropriate for you because:

o you must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts and GPAs that are available under the contract to contract owners who do not elect this rider.(See "Making the Most of Your Contract -- Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program");

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.


45 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.   80% of the contract value on the contract anniversary; or

2.   the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

     The rider will terminate before the benefit date without paying a benefit on the date:

     o    you take a full withdrawal; or

     o    annuitization begins; or

     o    the contract terminates as a result of the death benefit being paid.

     The rider will terminate on the benefit date.

For an example, see Appendix E.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if:

o    you purchase your contract on or after April 29, 2005(1),(2);

o you and the annuitant are 79 or younger on the date the contract is issued.

You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.

(2) In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix F for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.


46 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP - the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o    the guaranteed benefit amount will be adjusted as described below; and

o    the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: If you selected this Guarantor(SM) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or GPAs that are available under the contract to contract owners who do not elect this rider;

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix H for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;



47 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

     b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

     c) UNDER THE ORIGINAL RIDER IN A CONTRACT YEAR AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).


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o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     c) UNDER THE ORIGINAL RIDER AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year until the RBA is depleted, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" above). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

o If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

o If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


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You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

o The effective date of the elective step up is the valuation date we receive your written request to step up.

o The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o    The RBP will be reset as follows:

     (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.



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It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o    you will be paid according to the annuity payout option described above;

o    we will no longer accept additional purchase payments;

o    you will no longer be charged for the rider;

o    any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix G.

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o    Income Assurer Benefit(SM) - MAV;

o    Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o    Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.


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You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:

o you must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts or GPAs that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program");

o if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity;

o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period;

o the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator model portfolio to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)"); and

o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) rider you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)  is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


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THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

o    the annuitant on the retirement date must be between 50 to 86 years old;
     and

o you can only take an annuity payment in one of the following annuity payout plans:

     Plan A -- Life Annuity-No Refund;

     Plan B -- Life Annuity with Ten or Twenty Years Certain;

     Plan D -- Joint and Last Survivor Life Annuity-No Refund;

            -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
               or

     Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

o If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

o If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

     P(SUB t-1) (1 + i)
     ------------------ = P(SUB t)
            1.05

     P(SUB t-1) = prior annuity payout

     P(SUB t)   = current annuity payout

     i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


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YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.   contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b) total payments made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.   contract value less the market value adjusted excluded payments; or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.   contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payments withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payments in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.


54 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from
     (a)].

This method is greater than a dollar-for-dollar reduction, and could potentially deplete the maximum benefit faster than the dollar-for-dollar reduction.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.   the contract value;

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals;

3.   the MAV (described above); or

4.   the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals;

3.   the MAV, less market value adjusted excluded payments (described above);
     or

4. the 5% variable account floor, less 5% Adjusted Excluded Payments (described above).

For an example of how each Income Assurer Benefit(SM) rider is calculated, see Appendix I.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


55 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY--PROSPECTUS

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date of death.

For an example, see Appendix J.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to you contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange, or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(SM) Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o the benefits payable under the Benefit Protector(SM) described above, plus

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                   PERCENTAGE IF YOU       PERCENTAGE IF YOU
                 AND THE ANNUITANT ARE   OR THE ANNUITANT ARE
                  UNDER AGE 70 ON THE     70 OR OLDER ON THE
CONTRACT YEAR     RIDER EFFECTIVE DATE   RIDER EFFECTIVE DATE
One and Two                0%                       0%
Three and Four            10%                    3.75%
Five or more              20%                     7.5%


56 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY--PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o    the ROP death benefit (see "Benefits in Case of Death") plus:

                   IF YOU AND THE ANNUITANT         IF YOU OR THE ANNUITANT
                    ARE UNDER AGE 70 ON THE        ARE AGE 70 OR OLDER ON THE
CONTRACT YEAR     RIDER EFFECTIVE DATE, ADD        RIDER EFFECTIVE DATE, ADD
One             Zero                             Zero
Two             40% x earnings at death          15% x earnings at death
                (see above)
Three & Four    40% x (earnings at death + 25%   15% x earnings at death + 25%
                of initial purchase payment*)    of initial purchase payment*)
Five or more    40% x (earnings at death + 50%   15% x (earnings at death + 50%
                of initial purchase payment*     of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix K.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


57 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY--PROSPECTUS

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Your selection of these annuity payout plans is subject to the exceptions noted below.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(SM) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(SM) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o    PLAN D

     o JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

     o JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(SM) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.55% and 8.15% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").

o GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


58 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period --Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



59 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will generally be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o    if it is allocable to an investment before Aug. 14, 1982; or

o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAs, ROTH IRAs AND SEPs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


60 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is an RMD as defined required under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    because of your death;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


61 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(SM) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


62 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 6.0% each time a purchase payment is made for Contract Option L, and 1.0% for Contract Option C. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.0% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

     o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

     o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

     o    providing service to contract owners; and

     o funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

o revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including withdrawal charges; and

o fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


63 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

o The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

o To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



64 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


65 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

                                  APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE

APPENDIX NAME                                                           PAGE #
Appendix A: Example -- Market Value Adjustment (MVA)                     p. 67
Appendix B: Example -- Income Assurer Benefit(SM) Rider Fee              p. 69
Appendix C: Example -- Withdrawal Charges                                p. 70
Appendix D: Example -- Death Benefits                                    p. 73
Appendix E: Example -- Accumulation Protector Benefit(SM) Rider          p. 76
Appendix F: Guarantor(SM) Withdrawal Benefit Rider --
   Rider B Disclosure                                                    p. 78
Appendix G: Example -- Guarantor(SM) Withdrawal Benefit Rider            p. 83
Appendix H: Guarantor(SM) Withdrawal Benefit Rider --
   Additional RMD Disclosure                                             p. 85
Appendix I: Example -- Income Assurer Benefit(SM) Riders                 p. 86
Appendix J: Example -- Benefit Protector(SM) Death Benefit Rider         p. 91
Appendix K: Example -- Benefit Protector(SM) Plus Death Benefit Rider    p. 93
Appendix L: Condensed Financial Information (Unaudited)                  p. 95


CROSS-REFERENCE                                                         PAGE #
Guarantee Period Accounts (GPAs)                                         p. 21
Charges -- Income Assurer Benefit(SM) Rider Fee                          p. 29
Charges -- Withdrawal Charges                                            p. 26
Benefits in Case of Death                                                p. 41
Optional Benefits -- Accumulation Protector Benefit(SM) Rider            p. 44
Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider              p. 46
Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider              p. 46
Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider              p. 46
Optional Benefits -- Income Assurer Benefit(SM) Riders                   p. 51
Optional Benefits -- Benefit Protector(SM) Death Benefit Rider           p. 55
Optional Benefits -- Benefit Protector(SM) Plus Death Benefit Rider      p. 56
Condensed Financial Information (Unaudited)                              p. 11

The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts and GPAs, and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D, E, G and I through K include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



66 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                      1 + i
     EARLY WITHDRAWAL AMOUNT x [(--------------)(TO THE POWER OF n/12) - 1] = MVA
                                  1 + j + .001

     Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

           j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

           n = number of months remaining in the current Guarantee Period
               (rounded up).


67 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                    1.030
     $1,000 x [(---------------)(TO THE POWER OF 84/12) - 1] = -$39.84
                1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                    1.030
     $1,000 x [(---------------)(TO THE POWER OF 84/12) - 1] = $27.61
                1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


68 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:

o You purchase the contract with a payment of $50,000 on Jan. 1, 2006 and allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and

o on Jan. 1, 2007 (the first contract anniversary) your total contract value is $55,545; and

o on Jan. 1, 2008 (the second contract anniversary) your total contract value is $53,270.

WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                   $50,000
Contract value on the second anniversary:                              $53,270
Maximum Anniversary Value:                                             $55,545
------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE        $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                   $50,000
Contract value on the second anniversary:                              $53,270
5% Variable Account Floor = 1.05 x 1.05 x $50,000                      $55,125
------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM) -5% ACCUMULATION GUARANTEED INCOME
BENEFIT BASE                                                           $55,125

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                   $50,000
Contract value on the second anniversary:                              $53,270
Maximum Anniversary Value:                                             $55,545
5% Variable Account Floor = 1.05 x 1.05 x $50,000                      $55,125
------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION
GUARANTEED INCOME BENEFIT BASE                                         $55,545

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(SM) - MAV FEE =                                   0.30% x $55,545 = $166.64
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =          0.60% x $55,125 = $330.75
INCOME ASSURER BENEFIT(SM) - MAV OR 5% ACCUMULATION BENEFIT BASE FEE =   0.65% x $55,545 = $361.04


69 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

          PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.


70 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o    We receive a single $50,000 purchase payment on Jan. 1, 2006; and

o    the contract anniversary date is Jan. 1 each year; and

o you withdraw the contract for its total value on July 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o    you have made no withdrawals prior to July 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                 CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                    Contract Value at time of full withdrawal:        $60,000.00           $40,000.00
                                          Contract Value on prior anniversary:         58,000.00            42,000.00
STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                                                       Current Contract Value:         60,000.00            40,000.00
                                  less purchase payment still in the contract:         50,000.00            50,000.00
                                                                                      ----------           ----------
                             Earnings in the contact (but not less than zero):         10,000.00                 0.00
STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                     Earnings in the contract:         10,000.00                 0.00
                                10% of the prior anniversary's Contract Value:          5,800.00             4,200.00
                                                                                      ----------           ----------
                                                                          TFA:         10,000.00             4,200.00
STEP 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

        PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

          XSF = amount by which 10% of the prior anniversary's
                contract value exceeds earnings                                             0.00             4,200.00
          ACV = amount withdrawn in excess of earnings                                 50,000.00            40,000.00
           CV = total contract value just prior to current withdrawal                  60,000.00            40,000.00
          TFA = from Step 2                                                            10,000.00             4,200.00
        PPNPW = purchase payment not previously withdrawn                              50,000.00            50,000.00
STEP 4. We then calculate the withdrawal charge as:
                                                                          PPW:         50,000.00            50,000.00
                                                                     less XSF:             (0.00)           (4,200.00)
                                                                                      ----------           ----------
                                 amount of PPW subject to a withdrawal charge:         50,000.00            45,800.00
                                     multiplied by the withdrawal charge rate:             x 6.0%               x 6.0%
                                                                                      ----------           ----------
                                                            withdrawal charge:          3,000.00             2,748.00
STEP 5. The value you will receive as a result of your full withdrawal is determined as:
                                                     Contract Value withdrawn:         60,000.00            40,000.00
                                                            WITHDRAWAL CHARGE:         (3,000.00)           (2,748.00)
                              Contract charge (assessed upon full withdrawal):            (40.00)              (40.00)
                                                                                      ----------           ----------
                                                 NET FULL WITHDRAWAL PROCEEDS:        $56,960.00           $37,212.00


71 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o    We receive a single $50,000 purchase payment on Jan. 1, 2006; and

o    the contract anniversary date is Jan. 1 each year; and

o you request a partial withdrawal of $15,000 on July 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o    you have made no withdrawals prior to July 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                             CONTRACT WITH GAIN   CONTRACT WITH LOSS
                             Contract Value at time of partial withdrawal:       $60,000.00           $40,000.00
                                      Contract Value on prior anniversary:        58,000.00            42,000.00
STEP 1.   First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                                                   Current Contract Value:        60,000.00            40,000.00
                              less purchase payment still in the contract:        50,000.00            50,000.00
                                                                                 ----------           ----------
                         Earnings in the contact (but not less than zero):        10,000.00                 0.00
STEP 2.   Next, we determine the TFA available in the contract as the greatest of the following values:
                                                 Earnings in the contract:        10,000.00                 0.00
                            10% of the prior anniversary's Contract Value:         5,800.00             4,200.00
                                                                                 ----------           ----------
                                                                      TFA:        10,000.00             4,200.00
STEP 3.   Now we can determine how much of the purchase payment
          is being withdrawn (PPW) as:

          PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

               XSF = amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                   0.00             4,200.00
               ACV = amount withdrawn in excess of earnings                        5,319.15            15,897.93
                CV = total contract value just prior to current withdrawal        60,000.00            40,000.00
               TFA = from Step 2                                                  10,000.00             4,200.00
             PPNPW = purchase payment not previously withdrawn                    50,000.00            50,000.00
STEP 4.   We then calculate the withdrawal charge as:
                                                                      PPW:         5,319.15            19,165.51
                                                                 less XSF:            (0.00)           (4,200.00)
                                                                                 ----------           ----------
                             amount of PPW subject to a withdrawal charge:         5,319.15            14,965.51
                                 multiplied by the withdrawal charge rate:           x 6.0%               x 6.0%
                                                                                 ----------           ----------
                                                        withdrawal charge:           319.15               897.93
STEP 5.   The value you will receive as a result of your full withdrawal is determined as:
                                                 Contract Value withdrawn:        15,319.15            15,897.93
                                                        WITHDRAWAL CHARGE:          (319.15)             (897.93)
                                                                                 ----------           ----------
                                             NET FULL WITHDRAWAL PROCEEDS:       $15,000.00           $15,000.00


72 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $20,000 on Jan. 1, 2006. You select contract Option L; and

o    on Jan. 1, 2007 you make an additional purchase payment of $5,000; and

o on March 1, 2007 the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and

o    on March 1, 2008 the contract value grows to $23,000.

     WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2007 AS FOLLOWS:

     1. Contract value at death:                                                                  $23,000.00
                                                                                                  ==========
     2. Purchase payments minus adjusted partial withdrawals:
           Total purchase payments:                                                               $25,000.00
           minus adjusted partial withdrawals calculated as:
           $1,500 x  $25,000
           ----------------- =                                                                     -1,704.55
                $22,000                                                                           ----------
           for a death benefit of:                                                                $23,295.45
                                                                                                  ==========
     ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                           $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2007. You select contract Option L; and

o on Jan. 1, 2007 (the first contract anniversary) the contract value grows to $26,000; and

o on March 1, 2007 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

     WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2007, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:

        1. CONTRACT VALUE AT DEATH:                                                               $20,500.00
                                                                                                  ==========
        2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
           Total purchase payments:                                                               $25,000.00
           minus adjusted partial withdrawals, calculated as:
           $1,500 x$25,000
           --------------- =                                                                       -1,704.55
              $22,000                                                                             ----------
           for a death benefit of:                                                                $23,295.45
                                                                                                  ==========
        3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
           Greatest of your contract anniversary values:                                          $26,000.00
           plus purchase payments made since the prior anniversary:                                    +0.00
           minus the death benefit adjusted partial withdrawals, calculated as:
           $1,500 x $26,000
           ---------------- =                                                                      -1,772.73
               $22,000                                                                            ----------
           for a death benefit of:                                                                $24,227.27
                                                                                                  ==========
     THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE MAV:   $24,227.27


73 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2006 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on Jan. 1, 2007 (the first contract anniversary), the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on March 1, 2007, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON MARCH 1, 2007, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS FOLLOWS:

        1. CONTRACT VALUE AT DEATH:                                                                            $22,800.00
                                                                                                               ==========
        2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
           Total purchase payments:                                                                            $25,000.00
           minus adjusted partial withdrawals, calculated as:
           $1,500 x $25,000                                                                                     -1,543.21
           ---------------- =                                                                                  ----------
               $24,300
           for a death benefit of:                                                                             $23,456.79
                                                                                                               ==========
        3. THE 5% VARIABLE ACCOUNT FLOOR:
           The variable account floor on Jan. 1, 2007,
           calculated as: 1.05 x $20,000 =                                                                     $21,000.00
           plus amounts allocated to the subaccounts since that anniversary:                                        +0.00
           minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
           $1,500 x $21,000                                                                                    -$1,657.89
           ---------------- =                                                                                  ----------
               $19,000
           variable account floor benefit:                                                                     $19,342.11
           plus the GPA value:                                                                                  +5,300.00
           5% variable account floor (value of the GPAs and the variable account floor):                       $24,642.11
                                                                                                               ==========

     THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS
     THE 5% VARIABLE ACCOUNT FLOOR:                                                                            $24,642.11


74 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2006 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on Jan. 1, 2007 (the first contract anniversary), the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200; and

o on March 1, 2007, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON MARCH 1, 2007, WHICH IS THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:

        1. CONTRACT VALUE AT DEATH:                                                                            $22,800.00
                                                                                                               ==========
        2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
           Total purchase payments:                                                                            $25,000.00
           minus adjusted partial withdrawals, calculated as:
           $1,500 x $25,000                                                                                     -1,543.21
           ---------------- =                                                                                  ----------
               $24,300
           for a ROP Death Benefit of:                                                                         $23,456.79
                                                                                                               ==========
        3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
           The MAV on the immediately preceding anniversary:                                                   $25,000.00
           plus purchase payments made since that anniversary:                                                      +0.00
           minus adjusted partial withdrawals made since that
           anniversary, calculated as:
           $1,500 x $25,000                                                                                     -1,543.21
           ---------------- =                                                                                  ----------
               $24,300
           for a MAV Death Benefit of:                                                                         $23,456.79
                                                                                                               ==========
        4. THE 5% VARIABLE ACCOUNT FLOOR:
           The variable account floor on Jan. 1, 2007,
           calculated as: 1.05 x $20,000 =                                                                     $21,000.00
           plus amounts allocated to the subaccounts since that anniversary:                                        +0.00
           minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
           $1,500 x $21,000                                                                                    -$1,657.89
           ---------------- =                                                                                  ----------
               $19,000
           variable account floor benefit:                                                                     $19,342.11
           plus the GPA value:                                                                                  +5,300.00
           5% variable account floor (value of the GPAs and the variable account floor):                       $24,642.11
                                                                                                               ==========
     EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:             $24,642.11


75 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o you do not exercise the elective step up option available under the rider; and

o    you do not change asset allocation models.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.


                                                    HYPOTHETICAL   HYPOTHETICAL
CONTRACT                            MCAV ADJUSTED     ASSUMED         ASSUMED
DURATION   PURCHASE     PARTIAL        PARTIAL        NET RATE       CONTRACT
IN YEARS   PAYMENTS   WITHDRAWALS     WITHDRAWAL     OF RETURN         VALUE         MCAV
At Issue   $125,000     $  N/A          $  N/A           N/A         $125,000      $125,000
1                 0          0               0          12.0%         140,000       125,000
2                 0          0               0          15.0%         161,000       128,800(2)
3                 0          0               0           3.0%         165,830       132,664(2)
4                 0          0               0          -8.0%         152,564       132,664
5                 0      2,000           2,046         -15.0%         127,679       130,618
6                 0          0               0          20.0%         153,215       130,618
7                 0          0               0          15.0%         176,197       140,958(2)
8                 0      5,000           4,444         -10.0%         153,577       136,513
9                 0          0               0         -20.0%         122,862       136,513
10(1)             0          0               0         -12.0%         108,118       136,513

(1)  The APB benefit date.

(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


76 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

o You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

o    you do not change asset allocation models.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.


              YEARS                                   MCAV      HYPOTHETICAL   HYPOTHETICAL
CONTRACT   REMAINING IN                             ADJUSTED      ASSUMED        ASSUMED
DURATION   THE WAITING    PURCHASE     PARTIAL      PARTIAL       NET RATE       CONTRACT
IN YEARS      PERIOD      PAYMENTS   WITHDRAWALS   WITHDRAWAL    OF RETURN        VALUE         MCAV
At Issue        10        $125,000     $  N/A         $ N/A          N/A         $125,000     $125,000
1               10(2)            0          0             0         12.0%         140,000      140,000(3)
2               10(2)            0          0             0         15.0%         161,000      161,000(3)
3               10(2)            0          0             0          3.0%         165,830      165,830(3)
4                9               0          0             0         -8.0%         152,564      165,830
5                8               0      2,000         2,558        -15.0%         127,679      163,272
6                7               0          0             0         20.0%         153,215      163,272
7               10(2)            0          0             0         15.0%         176,197      176,197(3)
8                9               0      5,000         5,556        -10.0%         153,577      170,642
9                8               0          0             0        -20.0%         122,862      170,642
10               7               0          0             0        -12.0%         108,118      170,642
11               6               0          0             0          3.0%         111,362      170,642
12               5               0          0             0          4.0%         115,817      170,642
13               4               0      7,500        10,524          5.0%         114,107      160,117
14               3               0          0             0          6.0%         120,954      160,117
15               2               0          0             0         -5.0%         114,906      160,117
16               1               0          0             0        -11.0%         102,266      160,117
17(1)            0               0          0             0         -3.0%          99,198      160,117

(1)  The APB benefit date.

(2)  The waiting period restarts when the elective step up is exercised.

(3) These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


77 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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APPENDIX F: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER - RIDER B DISCLOSURE

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if:

o    you purchased your contract prior to April 29, 2005(1),(2);

o    the rider was available in your state; and

o you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor(SM) Withdrawal Benefit is not available under an inherited qualified annuity.

(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor(SM) Withdrawal Benefit section in this prospectus for information about currently offered version of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.

You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP - the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o    the guaranteed benefit amount will be adjusted as described below; and

o    the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


78 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or GPAs that are available under the contract to contract owners who do not elect this rider;

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix G for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     d) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

     e) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

     f) UNDER THE ORIGINAL RIDER IN A CONTRACT YEAR AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


79 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP --THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     c) UNDER THE ORIGINAL RIDER AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


80 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

o    The effective date of the elective step up is the contract anniversary.

o The RBA will be increased to an amount equal to the contract anniversary value.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


81 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o    The RBP will be reset as follows:

     (c) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

     (d) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o    you will be paid according to the annuity payout option described above;

o    we will no longer accept additional purchase payments;

o    you will no longer be charged for the rider;

o    any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix G.



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APPENDIX G: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000 on Jan. 1, 2006; and

o    you select contract Option L.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:      $100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
   0.07 x $100,000 =                                                   $  7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:       $100,000
On Jan. 1, 2007 the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:                            $110,000
The GBA equals 100% of your contract value:                            $110,000
The GBP equals 7% of your stepped-up GBA:
   0.07 x $110,000 =                                                   $  7,700
On July 1, 2009 you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
   $110,000 - $7,700 =                                                 $102,300
The GBA equals the GBA immediately prior to the partial withdrawal:    $110,000
The GBP equals 7% of your GBA:
   0.07 x $110,000 =                                                   $  7,700
On Jan. 1, 2010 you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100%
of the additional purchase payment:
   $102,300 + $50,000 =                                                $152,300
The new GBA for the contract is equal to your prior GBA plus 100%
of the additional purchase payment:
   $110,000 + $50,000 =                                                $160,000
The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
   $7,700 + $3,500 =                                                   $ 11,200
On Jan. 1, 2011 your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:                            $200,000
The GBA equals 100% of your contract value:                            $200,000
The GBP equals 7% of your stepped-up GBA:
   0.07 x $200,000 =                                                   $ 14,000


83 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

On July 1, 2012 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of
$14,000 so your RBA gets reset to the lesser of:
   (1) your contract value immediately following the partial withdrawal;
       $230,000 - $20,000 =                                                $210,000
   OR
   (2) your prior RBA less the amount of the partial withdrawal.
       $200,000 - $20,000 =                                                $180,000
Reset RBA = lesser of (1) or (2) =                                         $180,000
The GBA gets reset to the lesser of:
   (1) your prior GBA                                                      $200,000
   OR
   (2) your contract value immediately following the partial withdrawal;
       $230,000 - $20,000 =                                                $210,000
Reset GBA = lesser of (1) or (2) =                                         $200,000
The Reset GBP is equal to 7% of your Reset GBA:
   0.07 x $200,000 =                                                       $ 14,000
On July 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your
GBP of $14,000 so your RBA gets reset to the lesser of:
   (1) your contract value immediately following the partial withdrawal;
       $175,000 - $25,000 =                                                $150,000
   OR
   (2) your prior RBA less the amount of the partial withdrawal.
       $180,000 - $25,000 =                                                $155,000
Reset RBA = lesser of (1) or (2) =                                         $150,000
The GBA gets reset to the lesser of:
   (1) your prior GBA;                                                     $200,000
   OR
   (2) your contract value immediately following the partial withdrawal;
       $175,000 - $25,000 =                                                $150,000
Reset GBA = lesser of (1) or (2) =                                         $150,000
The Reset GBP is equal to 7% of your Reset GBA:
   0.07 x $150,000 =                                                       $ 10,500


84 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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APPENDIX H: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER -- ADDITIONAL RMD
DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor(SM) Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.

For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(SM) Withdrawal Benefit rider.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)  determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

          1.   an individual retirement annuity (Section 408(b));

          2.   a Roth individual retirement account (Section 408A);

          3.   a Simplified Employee Pension plan (Section 408(k));

          4.   a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(SM) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


85 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS

The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (RiverSource(SM) Variable Portfolio - Cash Management Fund, and if available under the contract, the
GPAs). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000 Jan. 1, 2006; and

o you invest all contract value in the subaccounts (Protected Investment Options); and

o you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

o    the annuitant is male and age 55 at contract issue; and

o    the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                         ASSUMED                  MAXIMUM        GUARANTEED
 CONTRACT               CONTRACT   PURCHASE     ANNIVERSARY        INCOME
ANNIVERSARY               VALUE    PAYMENTS   VALUE (MAV)(1)   BENEFIT BASE(2)
------------------------------------------------------------------------------
     1                  $108,000   $100,000      $108,000         $108,000
     2                   125,000       none       125,000          125,000
     3                   132,000       none       132,000          132,000
     4                   150,000       none       150,000          150,000
     5                    85,000       none       150,000          150,000
     6                   121,000       none       150,000          150,000
     7                   139,000       none       150,000          150,000
     8                   153,000       none       153,000          153,000
     9                   140,000       none       153,000          153,000
    10                   174,000       none       174,000          174,000
    11                   141,000       none       174,000          174,000
    12                   148,000       none       174,000          174,000
    13                   208,000       none       208,000          208,000
    14                   198,000       none       208,000          208,000
    15                   203,000       none       208,000          208,000

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


86 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                STANDARD PROVISIONS              INCOME ASSURER BENEFIT(SM) - MAV
  CONTRACT
ANNIVERSARY                 ASSUMED      PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
AT EXERCISE             CONTRACT VALUE    10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------
    10                     $174,000          $  774.30            $174,000            $  774.30
    11                      141,000             642.96             174,000               793.44
    12                      148,000             692.64             174,000               814.32
    13                      208,000             998.40             208,000               998.40
    14                      198,000             976.14             208,000             1,025.44
    15                      203,000           1,027.18             208,000             1,052.48

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                 INCOME ASSURER BENEFIT(SM) - MAV
  CONTRACT
ANNIVERSARY                 ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME   PLAN D - LAST SURVIVOR
AT EXERCISE             CONTRACT VALUE          NO REFUND*           BENEFIT BASE           NO REFUND*
------------------------------------------------------------------------------------------------------------
    10                     $174,000              $622.92              $174,000               $622.92
    11                      141,000               516.06               174,000                636.84
    12                      148,000               553.52               174,000                650.76
    13                      208,000               796.64               208,000                796.64
    14                      198,000               778.14               208,000                817.44
    15                      203,000               818.09               208,000                838.24

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


87 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                         GUARANTEED
                                                           INCOME
               ASSUMED                                 BENEFIT BASE -
  CONTRACT    CONTRACT   PURCHASE   5% ACCUMULATION   5% ACCUMULATION
ANNIVERSARY     VALUE    PAYMENTS   BENEFIT BASE(1)   BENEFIT BASE(2)
---------------------------------------------------------------------
 1            $108,000   $100,000       $105,000         $108,000
 2             125,000     none          110,250          125,000
 3             132,000     none          115,763          132,000
 4             150,000     none          121,551          150,000
 5              85,000     none          127,628          127,628
 6             121,000     none          134,010          134,010
 7             139,000     none          140,710          140,710
 8             153,000     none          147,746          153,000
 9             140,000     none          155,133          155,133
10             174,000     none          162,889          174,000
11             141,000     none          171,034          171,034
12             148,000     none          179,586          179,586
13             208,000     none          188,565          208,000
14             198,000     none          197,993          198,000
15             203,000     none          207,893          207,893

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed
     Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:


                                                         INCOME ASSURER BENEFIT(SM) -
                      STANDARD PROVISIONS                5% ACCUMULATION BENEFIT BASE
  CONTRACT
ANNIVERSARY       ASSUMED      PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN*      BENEFIT BASE      10 YEARS CERTAIN*
------------------------------------------------------------------------------------------
10               $174,000           $  774.30            $174,000            $  774.30
11                141,000              642.96             171,034               779.91
12                148,000              692.64             179,586               840.46
13                208,000              998.40             208,000               998.40
14                198,000              976.14             198,000               976.14
15                203,000            1,027.18             207,893             1,051.94

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.



88 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:


                                                               INCOME ASSURER BENEFIT(SM) -
                         STANDARD PROVISIONS                   5% ACCUMULATION BENEFIT BASE
  CONTRACT
ANNIVERSARY       ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME   PLAN D - LAST SURVIVOR
AT EXERCISE   CONTRACT VALUE          NO REFUND*           BENEFIT BASE           NO REFUND*
--------------------------------------------------------------------------------------------------
10               $174,000              $622.92               $174,000               $622.92
11                141,000               516.06                171,034                625.98
12                148,000               553.52                179,586                671.65
13                208,000               796.64                208,000                796.64
14                198,000               778.14                198,000                778.14
15                203,000               818.09                207,893                837.81

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                    GUARANTEED INCOME
                                                                      BENEFIT BASE -
               ASSUMED                MAXIMUM                       GREATER OF MAV OR
  CONTRACT    CONTRACT   PURCHASE   ANNIVERSARY   5% ACCUMULATION    5% ACCUMULATION
ANNIVERSARY     VALUE    PAYMENTS     VALUE(1)    BENEFIT BASE(1)    BENEFIT BASE(2)
-------------------------------------------------------------------------------------
 1            $108,000   $100,000     $108,000        $105,000           $108,000
 2             125,000       none      125,000         110,250            125,000
 3             132,000       none      132,000         115,763            132,000
 4             150,000       none      150,000         121,551            150,000
 5              85,000       none      150,000         127,628            150,000
 6             121,000       none      150,000         134,010            150,000
 7             139,000       none      150,000         140,710            150,000
 8             153,000       none      153,000         147,746            153,000
 9             140,000       none      153,000         155,133            155,133
10             174,000       none      174,000         162,889            174,000
11             141,000       none      174,000         171,034            174,000
12             148,000       none      174,000         179,586            179,586
13             208,000       none      208,000         188,565            208,000
14             198,000       none      208,000         197,993            208,000
15             203,000       none      208,000         207,893            208,000

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)  The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
     Benefit Base is a calculated number, not an amount that can be withdrawn.
     The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
     Benefit Base does not create contract value or guarantee the performance of any investment option.


89 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                                     INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
                      STANDARD PROVISIONS                 OR 5% ACCUMULATION BENEFIT BASE
  CONTRACT
ANNIVERSARY       ASSUMED      PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN*      BENEFIT BASE      10 YEARS CERTAIN*
--------------------------------------------------------------------------------------------------
     10          $174,000          $  774.30             $174,000              $  774.30
     11           141,000             642.96              174,000                 793.44
     12           148,000             692.64              179,586                 840.46
     13           208,000             998.40              208,000                 998.40
     14           198,000             976.14              208,000               1,025.44
     15           203,000           1,027.18              208,000               1,052.48

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                                          INCOME ASSURER BENEFIT(SM) - GREATER OF
                      STANDARD PROVISIONS                    MAV OR 5% ACCUMULATION BENEFIT BASE
  CONTRACT
ANNIVERSARY       ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME   PLAN D - LAST SURVIVOR
AT EXERCISE   CONTRACT VALUE         NO REFUND*            BENEFIT BASE           NO REFUND*
--------------------------------------------------------------------------------------------------
     10          $174,000              $622.92               $174,000               $622.92
     11           141,000               516.06                174,000                636.84
     12           148,000               553.52                179,586                671.65
     13           208,000               796.64                208,000                796.64
     14           198,000               778.14                208,000                817.44
     15           203,000               818.09                208,000                838.24

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


90 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on Jan. 1, 2006 and you and the annuitant are under age 70; and

o    you select contract Option L with the MAV Death Benefit.

     On July 2006 the contract value grows to $105,000. The MAV Death Benefit on July 1, 2006 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

     On Jan. 1, 2007 the contract value grows to $110,000. The death benefit on Jan. 1, 2007 equals:

     MAV death benefit (contract value):                                            $110,000
     plus the Benefit Protector(SM) benefit which equals 40% of earnings at death
        (MAV death benefit minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                                +4,000
                                                                                    --------
     Total death benefit of:                                                        $114,000

     On Jan. 1, 2008 the contract value falls to $105,000. The death benefit on Jan. 1, 2008 equals:

     MAV death benefit (MAV):                                                       $110,000
     plus the Benefit Protector(SM) benefit (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                                                +4,000
                                                                                    --------
     Total death benefit of:                                                        $114,000

     On Feb. 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:

     MAV Death Benefit (MAV adjusted for partial withdrawals):                      $57,619
     plus the Benefit Protector(SM) benefit (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                                 +1,048
                                                                                    -------
     Total death benefit of:                                                        $58,667

     On Jan. 1, 2009 the contract value falls to $40,000. The death benefit on Jan. 1, 2009 equals the death benefit on Feb. 1, 2008. The reduction in contract value has no effect.

     On Jan. 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2015 equals:

     MAV Death Benefit (contract value):                                            $200,000
     plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                         +55,000
                                                                                    --------
     Total death benefit of:                                                        $255,000


91 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

     On July 1, 2015 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on July 1, 2015 equals:

     MAV Death Benefit (contract value):                                            $250,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                         +55,000
                                                                                    --------
     Total death benefit of:                                                        $305,000

     On July 1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2016 equals:

     MAV Death Benefit (contract value):                                            $250,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
        0.40 x ($250,000 - $105,000) =                                               +58,000
                                                                                    --------
     Total death benefit on July 1, 2016 of:                                        $308,000


92 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on Jan. 1, 2006 and you and the annuitant are under age 70; and

o    you select contract Option L with the MAV Death Benefit.

     On July 1, 2006 the contract value grows to $105,000. The MAV Death Benefit on July 1, 2006 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

     On Jan. 1, 2007 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2007 equals:

     MAV Death Benefit (contract value):                                   $110,000
     plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
        (MAV Death Benefit minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                       +4,000
                                                                           --------
     Total death benefit of:                                               $114,000

     On Jan. 1, 2008 the contract value falls to $105,000.
     The death benefit on Jan. 1, 2008 equals:

     MAV Death Benefit (MAV):                                              $110,000
     plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                       +4,000
     plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $100,000 =                     +10,000
                                                                           --------
     Total death benefit of:                                               $124,000

     On Feb. 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2008 equals:

     MAV Death Benefit (MAV adjusted for partial withdrawals):             $57,619
     plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                        +1,048
     plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $55,000 =                      +5,500
                                                                           -------
     Total death benefit of:                                               $64,167

     On Jan. 1, 2009 the contract value falls to $40,000. The death benefit on Jan. 1, 2009 equals the death benefit calculated on Feb. 1, 2008. The reduction in contract value has no effect.


93 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

     On Jan. 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2015 equals:

     MAV Death Benefit (contract value):                                   $200,000
     plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
        not previously withdrawn that are one or more years old             +55,000
     plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                      +11,000
                                                                           --------
     Total death benefit of:                                               $266,000

     On July 1, 2015 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on July 1, 2015 equals:

     MAV Death Benefit (contract value):                                   $250,000
     plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
        not previously withdrawn that are one or more years old             +55,000
     plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                      +11,000
                                                                           --------
     Total death benefit of:                                               $316,000

     On July 1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2016 equals:

     MAV Death Benefit (contract value):                                   $250,000
     plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
        (MAV Death Benefit minus payments not previously withdrawn):
        0.40 x ($250,000 - $105,000) =                                      +58,000
     plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                      +11,000
                                                                           --------
     Total death benefit on July 1, 2016 of:                               $319,000


94 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L: CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                2006     2005    2004    2003   2002  2001  2000
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/30/2002)
Accumulation unit value at beginning of period                                   $  1.52  $  1.42  $ 1.25  $0.94  $1.00   --    --
Accumulation unit value at end of period                                         $  1.74  $  1.52  $ 1.42  $1.25  $0.94   --    --
Number of accumulation units outstanding at end of period (000 omitted)              147      153     163     29     --   --    --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/30/2002)
Accumulation unit value at beginning of period                                   $  1.39  $  1.35  $ 1.24  $0.95  $1.00   --    --
Accumulation unit value at end of period                                         $  1.60  $  1.39  $ 1.35  $1.24  $0.95   --    --
Number of accumulation units outstanding at end of period (000 omitted)              167      189     109     52      8   --    --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                   $  1.37  $  1.20  $ 1.00     --     --   --    --
Accumulation unit value at end of period                                         $  1.82  $  1.37  $ 1.20     --     --   --    --
Number of accumulation units outstanding at end of period (000 omitted)           15,378    8,725   1,580     --     --   --    --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                   $  1.05  $  1.05  $ 1.00     --     --   --    --
Accumulation unit value at end of period                                         $  1.05  $  1.05  $ 1.05     --     --   --    --
Number of accumulation units outstanding at end of period (000 omitted)           25,472   20,290   3,919     --     --   --    --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                   $  1.06  $  1.06  $ 1.00     --     --   --    --
Accumulation unit value at end of period                                         $  1.01  $  1.06  $ 1.06     --     --   --    --
Number of accumulation units outstanding at end of period (000 omitted)           23,813    6,935   1,154     --     --   --    --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                   $  1.12  $  1.09  $ 1.00     --     --   --    --
Accumulation unit value at end of period                                         $  1.31  $  1.12  $ 1.09     --     --   --    --
Number of accumulation units outstanding at end of period (000 omitted)               88       26      18     --     --   --    --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES
(4/30/2004)
Accumulation unit value at beginning of period                                   $  1.05  $  1.03  $ 1.00     --     --   --    --
Accumulation unit value at end of period                                         $  1.07  $  1.05  $ 1.03     --     --   --    --
Number of accumulation units outstanding at end of period (000 omitted)            7,113    2,763     500     --     --   --    --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES
(4/30/2004)
Accumulation unit value at beginning of period                                   $  1.25  $  1.14  $ 1.00     --     --   --    --
Accumulation unit value at end of period                                         $  1.51  $  1.25  $ 1.14     --     --   --    --
Number of accumulation units outstanding at end of period (000 omitted)               87       57       9     --     --   --    --
-----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                   $  1.08  $  1.08  $ 1.06  $1.04  $1.00   --    --
Accumulation unit value at end of period                                         $  1.11  $  1.08  $ 1.08  $1.06  $1.04   --    --
Number of accumulation units outstanding at end of period (000 omitted)            7,300    6,145   2,108    362     59   --    --
-----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period                                   $  1.40  $  1.31  $ 1.22  $0.96  $1.00   --    --
Accumulation unit value at end of period                                         $  1.55  $  1.40  $ 1.31  $1.22  $0.96   --    --
Number of accumulation units outstanding at end of period (000 omitted)              875      517     322    203      6   --    --
-----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                   $  1.57  $  1.50  $ 1.34  $0.98  $1.00   --    --
Accumulation unit value at end of period                                         $  1.70  $  1.57  $ 1.50  $1.34  $0.98   --    --
Number of accumulation units outstanding at end of period (000 omitted)            1,235    1,063     101     59     21   --    --
-----------------------------------------------------------------------------------------------------------------------------------



95 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                      2006    2005     2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                           $  1.27  $  1.28  $ 1.20  $ 1.03  $1.00     --     --
Accumulation unit value at end of period                                 $  1.36  $  1.27  $ 1.28  $ 1.20  $1.03     --     --
Number of accumulation units outstanding at end of period (000 omitted)    3,863    3,171   1,002     172     19     --     --
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                           $  1.59  $  1.40  $ 1.20  $ 0.93  $1.00     --     --
Accumulation unit value at end of period                                 $  1.92  $  1.59  $ 1.40  $ 1.20  $0.93     --     --
Number of accumulation units outstanding at end of period (000 omitted)    2,013    1,419     443     326     53     --     --
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                           $  1.41  $  1.39  $ 1.32  $ 0.96  $1.00     --     --
Accumulation unit value at end of period                                 $  1.47  $  1.41  $ 1.39  $ 1.32  $0.96     --     --
Number of accumulation units outstanding at end of period (000 omitted)    3,653    2,474     717     169     45     --     --
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                           $  1.55  $  1.43  $ 1.21  $ 0.95  $1.00     --     --
Accumulation unit value at end of period                                 $  1.85  $  1.55  $ 1.43  $ 1.21  $0.95     --     --
Number of accumulation units outstanding at end of period (000 omitted)      503      522     391     149     24     --     --
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                           $  1.28  $  1.32  $ 1.24  $ 1.08  $1.00     --     --
Accumulation unit value at end of period                                 $  1.33  $  1.28  $ 1.32  $ 1.24  $1.08     --     --
Number of accumulation units outstanding at end of period (000 omitted)    6,006    4,575   1,498      16      1     --     --
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period                           $  1.58  $  1.38  $ 1.22  $ 0.97  $1.00     --     --
Accumulation unit value at end of period                                 $  1.74  $  1.58  $ 1.38  $ 1.22  $0.97     --     --
Number of accumulation units outstanding at end of period (000 omitted)   45,089   16,531   3,067     152     --     --     --
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2
(4/30/2004)
Accumulation unit value at beginning of period                           $  1.03  $  1.03  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  1.06  $  1.03  $ 1.03      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)   12,953    8,188   1,336      --     --     --     --
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period                           $  1.81  $  1.56  $ 1.27  $ 0.94  $1.06  $1.00     --
Accumulation unit value at end of period                                 $  2.00  $  1.81  $ 1.56  $ 1.27  $0.94  $1.06     --
Number of accumulation units outstanding at end of period (000 omitted)    7,570    3,100   1,208     722    290     13     --
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $  1.28  $  1.10  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  1.49  $  1.28  $ 1.10      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)    4,843    4,036   1,573      --     --     --     --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                           $  1.39  $  1.39  $ 1.24  $ 0.96  $0.98  $0.99  $1.00
Accumulation unit value at end of period                                 $  1.61  $  1.39  $ 1.39  $ 1.24  $0.96  $0.98  $0.99
Number of accumulation units outstanding at end of period (000 omitted)    2,743    2,554   2,119   1,118    777    413    157
------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $  1.11  $  1.16  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  1.23  $  1.11  $ 1.16      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)   23,082    7,734   1,493      --     --     --     --
------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (3/3/2000)
Accumulation unit value at beginning of period                           $  2.53  $  2.28  $ 1.84  $ 1.46  $1.56  $1.41  $1.00
Accumulation unit value at end of period                                 $  2.88  $  2.53  $ 2.28  $ 1.84  $1.46  $1.56  $1.41
Number of accumulation units outstanding at end of period (000 omitted)    9,377    4,128   1,284     550    386    321     60
------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (8/30/2002)
Accumulation unit value at beginning of period                           $  1.33  $  1.29  $ 1.24  $ 0.97  $1.00     --     --
Accumulation unit value at end of period                                 $  1.41  $  1.33  $ 1.29  $ 1.24  $0.97     --     --
Number of accumulation units outstanding at end of period (000 omitted)    8,562    6,720   1,419      14     --     --     --
------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/1/2002)
Accumulation unit value at beginning of period                           $  1.42  $  1.27  $ 1.08  $ 0.77  $1.00     --     --
Accumulation unit value at end of period                                 $  1.64  $  1.42  $ 1.27  $ 1.08  $0.77     --     --
Number of accumulation units outstanding at end of period (000 omitted)      683      680     562     136     --     --     --
------------------------------------------------------------------------------------------------------------------------------



96 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                              2006     2005    2004    2003   2002   2001   2000
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (7/31/2002)
Accumulation unit value at beginning of period                                 $  1.70  $  1.58  $ 1.35  $0.95  $1.00     --     --
Accumulation unit value at end of period                                       $  1.92  $  1.70  $ 1.58  $1.35  $0.95     --     --
Number of accumulation units outstanding at end of period (000 omitted)            168      168     143     64     18     --     --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (5/1/2002)
Accumulation unit value at beginning of period                                 $  1.14  $  1.02  $ 0.97  $0.84  $1.00     --     --
Accumulation unit value at end of period                                       $  1.15  $  1.14  $ 1.02  $0.97  $0.84     --     --
Number of accumulation units outstanding at end of period (000 omitted)            162      175     177    188     73     --     --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                 $  1.25  $  1.18  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                       $  1.44  $  1.25  $ 1.18     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)          5,948       89       5     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (3/1/2002)
Accumulation unit value at beginning of period                                 $  0.97  $  0.96  $ 0.97  $0.99  $1.00     --     --
Accumulation unit value at end of period                                       $  1.00  $  0.97  $ 0.96  $0.97  $0.99     --     --
Number of accumulation units outstanding at end of period (000 omitted)          2,192    1,151     399     76     --     --     --
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE 2.80% AND
2.84%, RESPECTIVELY.
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/1/2002)
Accumulation unit value at beginning of period                                 $  1.07  $  1.07  $ 1.04  $1.01  $1.00     --     --
Accumulation unit value at end of period                                       $  1.10  $  1.07  $ 1.07  $1.04  $1.01     --     --
Number of accumulation units outstanding at end of period (000 omitted)         33,990    1,077     842    152     40     --     --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/3/2000)
Accumulation unit value at beginning of period                                 $  1.55  $  1.39  $ 1.20  $0.86  $1.08  $1.08  $1.00
Accumulation unit value at end of period                                       $  1.83  $  1.55  $ 1.39  $1.20  $0.86  $1.08  $1.08
Number of accumulation units outstanding at end of period (000 omitted)         27,624    9,764     608    392    325    144     40
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (4/30/2004)
Accumulation unit value at beginning of period                                 $  1.54  $  1.17  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                       $  2.02  $  1.54  $ 1.17     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)          9,010    5,172   1,070     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES
FUND (5/1/2006)
Accumulation unit value at beginning of period                                 $  1.00       --      --     --     --     --     --
Accumulation unit value at end of period                                       $  1.02       --      --     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)         26,599       --      --     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                 $  1.14  $  1.07  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                       $  1.25  $  1.14  $ 1.07     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)             --       --      --     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/1/2004)
Accumulation unit value at beginning of period                                 $  1.11  $  1.10  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                       $  1.18  $  1.11  $ 1.10     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)          8,355        8      --     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/3/2000)
Accumulation unit value at beginning of period                                 $  0.70  $  0.67  $ 0.65  $0.51  $0.67  $0.83  $1.00
Accumulation unit value at end of period                                       $  0.80  $  0.70  $ 0.67  $0.65  $0.51  $0.67  $0.83
Number of accumulation units outstanding at end of period (000 omitted)         15,807   17,584   7,616     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                 $  1.13  $  1.10  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                       $  1.32  $  1.13  $ 1.10     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)              3        3      --     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (8/30/2002)
Accumulation unit value at beginning of period                                 $  1.42  $  1.31  $ 1.22  $1.02  $1.00     --     --
Accumulation unit value at end of period                                       $  1.40  $  1.42  $ 1.31  $1.22  $1.02     --     --
Number of accumulation units outstanding at end of period (000 omitted)            708      735     335     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                                 $  1.11  $  1.08  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                       $  1.26  $  1.11  $ 1.08     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)            227      227     174     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------------



97 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                        2006     2005    2004    2003    2002   2001   2000
------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                           $  1.08  $  1.10  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  1.24  $  1.08  $ 1.10      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)        8        8       2      --     --     --     --
------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND
(3/3/2000)
Accumulation unit value at beginning of period                           $  1.13  $  1.13  $ 1.14  $ 1.14  $1.10  $1.05  $1.00
Accumulation unit value at end of period                                 $  1.15  $  1.13  $ 1.13  $ 1.14  $1.14  $1.10  $1.05
Number of accumulation units outstanding at end of period (000 omitted)    5,084    3,085   1,544   1,019    864    413     65
------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/1/2002)
Accumulation unit value at beginning of period                           $  1.31  $  1.26  $ 1.07  $ 0.79  $1.00     --     --
Accumulation unit value at end of period                                 $  1.55  $  1.31  $ 1.26  $ 1.07  $0.79     --     --
Number of accumulation units outstanding at end of period (000 omitted)   10,097    9,125   1,935      72     20     --     --
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES
(8/30/2002)
Accumulation unit value at beginning of period                           $  1.49  $  1.45  $ 1.26  $ 0.98  $1.00     --     --
Accumulation unit value at end of period                                 $  1.70  $  1.49  $ 1.45  $ 1.26  $0.98     --     --
Number of accumulation units outstanding at end of period (000 omitted)   36,888   18,912   3,700      73     --     --     --
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $  1.58  $  1.37  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  2.14  $  1.58  $ 1.37      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)      510      443     177      --     --     --     --
------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                           $  1.26  $  1.15  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  1.34  $  1.26  $ 1.15      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)    7,563    5,332     946      --     --     --     --
------------------------------------------------------------------------------------------------------------------------------



98 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                           2006    2005    2004
------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $1.18   $1.10   $1.00
Accumulation unit value at end of period                                                     $1.34   $1.18   $1.10
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                               $1.10   $1.07   $1.00
Accumulation unit value at end of period                                                     $1.26   $1.10   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (4/30/2004)
Accumulation unit value at beginning of period                                               $1.36   $1.19   $1.00
Accumulation unit value at end of period                                                     $1.80   $1.36   $1.19
Number of accumulation units outstanding at end of period (000 omitted)                         67      39       6
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                               $1.04   $1.05   $1.00
Accumulation unit value at end of period                                                     $1.03   $1.04   $1.05
Number of accumulation units outstanding at end of period (000 omitted)                        224     126      22
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                               $1.06   $1.06   $1.00
Accumulation unit value at end of period                                                     $1.00   $1.06   $1.06
Number of accumulation units outstanding at end of period (000 omitted)                        149      50      --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                                               $1.11   $1.09   $1.00
Accumulation unit value at end of period                                                     $1.29   $1.11   $1.09
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --
------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $1.04   $1.03   $1.00
Accumulation unit value at end of period                                                     $1.06   $1.04   $1.03
Number of accumulation units outstanding at end of period (000 omitted)                         30      12      --
------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                               $1.24   $1.14   $1.00
Accumulation unit value at end of period                                                     $1.49   $1.24   $1.14
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --
------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $1.02   $1.02   $1.00
Accumulation unit value at end of period                                                     $1.04   $1.02   $1.02
Number of accumulation units outstanding at end of period (000 omitted)                         11      10       4
------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $1.15   $1.09   $1.00
Accumulation unit value at end of period                                                     $1.27   $1.15   $1.09
Number of accumulation units outstanding at end of period (000 omitted)                          4      --      --
------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $1.16   $1.12   $1.00
Accumulation unit value at end of period                                                     $1.26   $1.16   $1.12
Number of accumulation units outstanding at end of period (000 omitted)                          1       2      --
------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $1.04   $1.05   $1.00
Accumulation unit value at end of period                                                     $1.10   $1.04   $1.05
Number of accumulation units outstanding at end of period (000 omitted)                          6       6       3
------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $1.29   $1.14   $1.00
Accumulation unit value at end of period                                                     $1.55   $1.29   $1.14
Number of accumulation units outstanding at end of period (000 omitted)                          2       1      --
------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                               $1.06   $1.04   $1.00
Accumulation unit value at end of period                                                     $1.09   $1.06   $1.04
Number of accumulation units outstanding at end of period (000 omitted)                          6       5       2
------------------------------------------------------------------------------------------------------------------



99 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                            2006    2005    2004
---------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                $1.23   $1.14   $1.00
Accumulation unit value at end of period                                      $1.46   $1.23   $1.14
Number of accumulation units outstanding at end of period (000 omitted)          --      --      --
---------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                $1.05   $1.08   $1.00
Accumulation unit value at end of period                                      $1.08   $1.05   $1.08
Number of accumulation units outstanding at end of period (000 omitted)          11      11       3
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                $1.26   $1.10   $1.00
Accumulation unit value at end of period                                      $1.37   $1.26   $1.10
Number of accumulation units outstanding at end of period (000 omitted)         296     101       8
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                $1.03   $1.03   $1.00
Accumulation unit value at end of period                                      $1.04   $1.03   $1.03
Number of accumulation units outstanding at end of period (000 omitted)         215     115      19
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                $1.40   $1.21   $1.00
Accumulation unit value at end of period                                      $1.53   $1.40   $1.21
Number of accumulation units outstanding at end of period (000 omitted)          39      16      --
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                $1.27   $1.10   $1.00
Accumulation unit value at end of period                                      $1.47   $1.27   $1.10
Number of accumulation units outstanding at end of period (000 omitted)           5       6       5
---------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                $1.11   $1.12   $1.00
Accumulation unit value at end of period                                      $1.29   $1.11   $1.12
Number of accumulation units outstanding at end of period (000 omitted)          --      --      --
---------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                                $1.10   $1.16   $1.00
Accumulation unit value at end of period                                      $1.21   $1.10   $1.16
Number of accumulation units outstanding at end of period (000 omitted)          78      39       8
---------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (4/30/2004)
Accumulation unit value at beginning of period                                $1.32   $1.19   $1.00
Accumulation unit value at end of period                                      $1.49   $1.32   $1.19
Number of accumulation units outstanding at end of period (000 omitted)          65      28       3
---------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                $1.08   $1.06   $1.00
Accumulation unit value at end of period                                      $1.14   $1.08   $1.06
Number of accumulation units outstanding at end of period (000 omitted)          87      48       8
---------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                $1.28   $1.15   $1.00
Accumulation unit value at end of period                                      $1.47   $1.28   $1.15
Number of accumulation units outstanding at end of period (000 omitted)          --      --      --
---------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                                $1.25   $1.16   $1.00
Accumulation unit value at end of period                                      $1.40   $1.25   $1.16
Number of accumulation units outstanding at end of period (000 omitted)          --      --      --
---------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                $1.14   $1.03   $1.00
Accumulation unit value at end of period                                      $1.14   $1.14   $1.03
Number of accumulation units outstanding at end of period (000 omitted)          --      --      --
---------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                                $1.23   $1.18   $1.00
Accumulation unit value at end of period                                      $1.42   $1.23   $1.18
Number of accumulation units outstanding at end of period (000 omitted)          12      --      --
---------------------------------------------------------------------------------------------------



100 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                          2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (4/30/2004)
Accumulation unit value at beginning of period                                              $0.99   $0.99   $1.00
Accumulation unit value at end of period                                                    $1.02   $0.99   $0.99
Number of accumulation units outstanding at end of period (000 omitted)                         7       4      --
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31,
2006 WERE 2.30% AND 2.32%, RESPECTIVELY.
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $1.03   $1.03   $1.00
Accumulation unit value at end of period                                                    $1.05   $1.03   $1.03
Number of accumulation units outstanding at end of period (000 omitted)                        40      --      --
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $1.28   $1.15   $1.00
Accumulation unit value at end of period                                                    $1.50   $1.28   $1.15
Number of accumulation units outstanding at end of period (000 omitted)                       181      83      --
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $1.52   $1.16   $1.00
Accumulation unit value at end of period                                                    $2.00   $1.52   $1.16
Number of accumulation units outstanding at end of period (000 omitted)                        46      24       3
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                                              $1.00      --      --
Accumulation unit value at end of period                                                    $1.02      --      --
Number of accumulation units outstanding at end of period (000 omitted)                        29      --      --
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $1.13   $1.07   $1.00
Accumulation unit value at end of period                                                    $1.23   $1.13   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                        --      --      --
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (6/1/2004)
Accumulation unit value at beginning of period                                              $1.10   $1.09   $1.00
Accumulation unit value at end of period                                                    $1.17   $1.10   $1.09
Number of accumulation units outstanding at end of period (000 omitted)                        14      --      --
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $1.09   $1.05   $1.00
Accumulation unit value at end of period                                                    $1.23   $1.09   $1.05
Number of accumulation units outstanding at end of period (000 omitted)                        14      21      19
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $1.12   $1.10   $1.00
Accumulation unit value at end of period                                                    $1.31   $1.12   $1.10
Number of accumulation units outstanding at end of period (000 omitted)                        --      --      --
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $1.15   $1.06   $1.00
Accumulation unit value at end of period                                                    $1.12   $1.15   $1.06
Number of accumulation units outstanding at end of period (000 omitted)                         1       1       1
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $1.10   $1.08   $1.00
Accumulation unit value at end of period                                                    $1.24   $1.10   $1.08
Number of accumulation units outstanding at end of period (000 omitted)                        --      --      --
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $1.08   $1.09   $1.00
Accumulation unit value at end of period                                                    $1.22   $1.08   $1.09
Number of accumulation units outstanding at end of period (000 omitted)                        --      --      --
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $0.99   $0.99   $1.00
Accumulation unit value at end of period                                                    $1.00   $0.99   $0.99
Number of accumulation units outstanding at end of period (000 omitted)                         9       5      --
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                                              $1.19   $1.15   $1.00
Accumulation unit value at end of period                                                    $1.40   $1.19   $1.15
Number of accumulation units outstanding at end of period (000 omitted)                        72      43       5
-----------------------------------------------------------------------------------------------------------------



101 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                          2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              $1.15   $1.13   $1.00
Accumulation unit value at end of period                                                    $1.30   $1.15   $1.13
Number of accumulation units outstanding at end of period (000 omitted)                       235     119      13
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                                              $1.57   $1.37   $1.00
Accumulation unit value at end of period                                                    $2.11   $1.57   $1.37
Number of accumulation units outstanding at end of period (000 omitted)                         3       3       3
-----------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                                              $1.25   $1.15   $1.00
Accumulation unit value at end of period                                                    $1.32   $1.25   $1.15
Number of accumulation units outstanding at end of period (000 omitted)                        56      28       4
-----------------------------------------------------------------------------------------------------------------



102 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                     p. 3
Rating Agencies                                 p. 4
Revenue Received During Calendar Year 2006      p. 4
Principal Underwriter                           p. 5
Independent Registered Public Accounting Firm   p. 5
Condensed Financial Information (Unaudited)     p. 6
Financial Statements



103 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

RIVERSOURCE [LOGO](SM)
      ANNUITIES

RiverSource Life Insurance Company, Issuer
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

          RiverSource Distributors, Inc. (Distributor), Member NASD.

                             Insurance and annuity
          products are issued by RiverSource Life Insurance Company.

            (C)2007 Ameriprise Financial, Inc. All rights reserved.

45309 G (5/07)

PROSPECTUS
MAY 1, 2007

EVERGREEN

PRIVILEGE(SM) VARIABLE ANNUITY
CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)

           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW EVERGREEN PRIVILEGE(SM) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

o    AIM Variable Insurance Funds, Series II Shares

o    Evergreen Variable Annuity Trust - Class 2

o    Fidelity(R) Variable Insurance Products - Service Class 2

o    Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
     Class 2

o    Oppenheimer Variable Account Funds

o    Putnam Variable Trust - Class IB Shares

o    RiverSource(R) Variable Portfolio Funds

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


1 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS

KEY TERMS                                                       3
THE CONTRACT IN BRIEF                                           4
EXPENSE SUMMARY                                                 6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                     9
FINANCIAL STATEMENTS                                            9
THE VARIABLE ACCOUNT AND THE FUNDS                              9
THE GUARANTEE PERIOD ACCOUNTS (GPAS)                           15
THE ONE-YEAR FIXED ACCOUNT                                     17
BUYING YOUR CONTRACT                                           18
CHARGES                                                        20
VALUING YOUR INVESTMENT                                        22
MAKING THE MOST OF YOUR CONTRACT                               24
WITHDRAWALS                                                    29
TSA - SPECIAL WITHDRAWAL PROVISIONS                            30
CHANGING OWNERSHIP                                             30
BENEFITS IN CASE OF DEATH                                      31
OPTIONAL BENEFITS                                              36
THE ANNUITY PAYOUT PERIOD                                      44
TAXES                                                          45
VOTING RIGHTS                                                  48
SUBSTITUTION OF INVESTMENTS                                    48
ABOUT THE SERVICE PROVIDERS                                    49
ADDITIONAL INFORMATION                                         50
APPENDIX: CONDENSED FINANCIAL INFORMATION (UNAUDITED)          51
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION   55

CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.



2 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract, or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o    Roth IRAs under Section 408A of the Code

o    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your


3 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and allows investment in the subaccounts only(1). Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest. The purpose of these contracts is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes --Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments to the GPAs, one-year fixed account, and/or the subaccounts, depending on the contract option you select.

If you select contract Option L, you may allocate your purchase payments among any or all of:

o the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 9)

o the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The minimum required investment in each GPA is $1,000. We reserve the right to restrict the amount of any purchase payment allocated to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-fixed account is equal to the minimum interest rate stated in the contract. These accounts may not be available in all states. (p. 15 and p. 17)

If you select contract Option C, you may allocate purchase payments to the subaccounts only.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.



4 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (p. 18)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 25)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 29)

OPTIONAL BENEFITS: You can buy additional benefits with your contract. Optional benefits vary by state and may have eligibility requirements. (p. 36)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 35)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 44)

TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 45)



5 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSE THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

CONTRACT YEAR FOR
CONTRACT OPTION L   WITHDRAWAL CHARGE PERCENTAGE
   1-2                            8%
   3                              7
   4                              6
   5 and later                    0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

You can choose either contract Option L or Option C and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

                                          VARIABLE ACCOUNT     TOTAL MORTALITY AND    TOTAL VARIABLE
                                       ADMINISTRATIVE CHARGE     EXPENSE RISK FEE    ACCOUNT EXPENSES
IF YOU SELECT CONTRACT OPTION L AND:
ROP DEATH BENEFIT                              0.15%                  1.25%                1.40%
MAV DEATH BENEFIT                              0.15                   1.35                 1.50
EDB                                            0.15                   1.55                 1.70

IF YOU SELECT CONTRACT OPTION C AND:
ROP DEATH BENEFIT                              0.15                   1.35                 1.50
MAV DEATH BENEFIT                              0.15                   1.45                 1.60
EDB                                            0.15                   1.65                 1.80

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                           $  40
(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE                                                0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE                                      0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                                               0.70%**
(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

*    This fee applies only if you elect this optional feature.

** For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - 0.30%.



6 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                  MINIMUM   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements    0.60%     1.32%

(a)  Each fund deducts management fees and other expenses from fund assets.
     Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted
     12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
     Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                     GROSS TOTAL
                                                                     MANAGEMENT   12b-1     OTHER       ANNUAL
                                                                        FEES       FEES   EXPENSES    EXPENSES
AIM V.I. Basic Value Fund, Series II Shares                             0.72%      0.25%    0.30%**      1.27%(1),(2)
Evergreen VA Balanced Fund - Class 2                                    0.29       0.25     0.23**       0.77
Evergreen VA Core Bond Fund - Class 2                                   0.32       0.25     0.24**       0.81
Evergreen VA Fundamental Large Cap Fund - Class 2                       0.57       0.25     0.18**       1.00
Evergreen VA Growth Fund - Class 2                                      0.69       0.25     0.20**       1.14
Evergreen VA High Income Fund - Class 2                                 0.50       0.25     0.26**       1.01
Evergreen VA International Equity Fund - Class 2                        0.40       0.25     0.28**       0.93
Evergreen VA Omega Fund - Class 2                                       0.52       0.25     0.19**       0.96
Evergreen VA Special Values Fund - Class 2                              0.78       0.25     0.19**       1.22
Evergreen VA Strategic Income Fund - Class 2                            0.39       0.25     0.23**       0.87
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                       0.57       0.25     0.11         0.93
FTVIPT Mutual Shares Securities Fund - Class 2                          0.60       0.25     0.21         1.06
Oppenheimer Main Street Small Cap Fund/VA, Service Shares               0.72       0.25     0.03**       1.00(3)
Putnam VT International Equity Fund - Class IB Shares                   0.74       0.25     0.19**       1.18
RiverSource(R) Variable Portfolio - Cash Management Fund                0.33       0.13     0.14         0.60(4)
RiverSource(R) Variable Portfolio - Diversified Bond Fund               0.46       0.13     0.15**       0.74(4)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund      0.64       0.13     0.14**       0.91(4),(5)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund               0.57       0.13     0.13**       0.83(4),(5)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                1.00       0.13     0.19**       1.32(4),(5),(6)

* The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2) Through Dec. 31, 2009, the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.22% for AIM V.I. Basic Value Fund, Series II Shares.

(3) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
     Money Market Fund.

(4) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.



7 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

(5) Management fees includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable
     Portfolio - Diversified Equity Income Fund, 0.01% for RiverSource(R)
     Variable Portfolio - Large Cap Equity Fund and 0.05% for RiverSource(R)
     Variable Portfolio - Small Cap Value Fund.

(6) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 1.20% for RiverSource(R) Variable Portfolio - Small Cap Value
     Fund.



EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the EDB and the GMIB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                     IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                               AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
                               1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Contract Option L with EDB   $1,198.35   $1,913.00   $2,020.53   $4,233.92   $389.51   $1,190.15   $2,020.53   $4,233.92
Contract Option C with EDB      397.81    1,214.52    2,060.18    4,307.81    397.81    1,214.52    2,060.18    4,307.81


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                  IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                            AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
                                             1 YEAR     3 YEARS     5 YEARS    10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
Contract Option L with ROP death benefit   $1,034.54   $1,415.21   $1,120.09  $2,411.37   $211.46   $652.85   $1,120.09   $2,411.37
Contract Option C with ROP death benefit      219.76      677.93    1,162.14   2,496.50    219.76    677.93    1,162.14    2,496.50

(1) In these examples, the $40 contract administrative charge is approximated as a .063% charge for Option L and a .044% charge for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.



8 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in the Appendix.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

     o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

     o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

     o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

     o PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocated to the RiverSource(R) Variable Portfolio Funds that exceeds the range disclosed below for the funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.



9 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

     o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

     o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

     o    REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
          INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

          Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

          The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.



10 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

     o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

          o Compensating, training and educating investment professionals who sell the contracts.

          o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

          o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

          o Providing sub-transfer agency and shareholder servicing to contract owners.

          o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

          o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

          o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

          o Subaccounting, transaction processing, recordkeeping and administration.

     o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

     o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



11 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value        Long-term growth of capital. Invests at        A I M Advisors, Inc.
Fund, Series II Shares      least 65% of its total assets in equity
                            securities of U.S. issuers that have market
                            capitalizations of greater than $500 million
                            and are believed to be undervalued in
                            relation to long-term earning power or other
                            factors. The fund may invest up to 25% of
                            its total assets in foreign securities.

Evergreen VA Balanced       Capital growth and current income. The Fund    Evergreen Investment Management
Fund - Class 2              seeks to achieve its goal by investing in a    Company, LLC, adviser; Tattersall
                            combination of equity and debt securities.     Advisory Group, Inc., subadviser.
                            Under normal conditions, the Fund will
                            invest at least 25% of its assets in debt
                            securities and the remainder in equity
                            securities.

Evergreen VA Core Bond      Maximize total return through a combination    Evergreen Investment Management
Fund - Class 2              of current income and capital growth. The      Company, LLC, adviser; Tattersall
                            Fund invests primarily in U.S. dollar          Advisory Group, Inc., subadviser.
                            denominated investment grade debt securities
                            including debt securities issued or
                            guaranteed by the U.S. Treasury or by an
                            agency or instrumentality of the U.S.
                            government, corporate bonds, mortgage-backed
                            securities, asset-backed securities and
                            other income producing securities.

Evergreen VA                Capital growth with the potential for          Evergreen Investment Management
Fundamental Large Cap       current income. Invests primarily in common    Company, LLC
Fund - Class 2              stocks of large U.S. companies whose market
                            capitalizations measured at time of purchase
                            fall within the market capitalization range
                            of the companies tracked by the Russell
                            1000(R) Index.

Evergreen VA Growth         Long-term capital growth. The Fund seeks to    Evergreen Investment Management
Fund - Class 2              achieve its goal by investing at least 75%     Company, LLC
                            of its assets in common stocks of small- and
                            medium-sized companies whose market
                            capitalizations measured at time of purchase
                            falls within the market capitalization range
                            of the companies tracked by the Russell
                            2000(R) Growth Index.

Evergreen VA High           High level of current income, with capital     Evergreen Investment Management
Income Fund - Class 2       growth as secondary objective. The Fund        Company, LLC
                            seeks to achieve its goal by investing
                            primarily in both low-rated and high-rated
                            fixed-income securities, including debt
                            securities, convertible securities and
                            preferred stocks that are consistent with
                            its primary investment objective of high
                            current income.

Evergreen VA                Long-term capital growth, with modest income   Evergreen Investment Management
International Equity        as a secondary objective. The Fund seeks to    Company, LLC
Fund - Class 2              achieve its goal by investing primarily in
                            equity securities issued by established,
                            quality non-U.S. companies located in
                            countries with developed markets and may
                            purchase securities across all market
                            capitalizations. The Fund may also invest in
                            emerging markets.



12 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------
Evergreen VA Omega          Long-term capital growth. Invests primarily    Evergreen Investment Management
Fund - Class 2              in common stocks and securities convertible    Company, LLC
                            into common stocks of U.S. companies across
                            all market capitalizations.

Evergreen VA Special        Capital growth in the value of its shares.     Evergreen Investment Management
Values Fund - Class 2       The Fund seeks to achieve its goal by          Company, LLC
                            investing at least 80% of its assets in
                            common stocks of small U.S. companies whose
                            market capitalizations measured at the time
                            of purchase fall within the market
                            capitalization range of the companies
                            tracked by the Russell 2000(R) Index.

Evergreen VA Strategic      High current income from interest on debt      Evergreen Investment Management
Income Fund - Class 2       securities with a secondary objective of       Company, LLC, advisor; Evergreen
                            potential for growth of capital in selecting   International Advisors, subadvisor
                            securities. The Fund seeks to achieve its
                            goal by investing primarily in domestic
                            below investment grade bonds and other debt
                            securities (which may be denominated in U.S.
                            dollars or in non-U.S. currencies) of
                            foreign governments and foreign
                            corporations.

Fidelity(R) VIP Mid Cap     Long-term growth of capital. Normally          Fidelity Management & Research
Portfolio Service Class 2   invests primarily in common stocks. Normally   Company (FMR), investment manager;
                            invests at least 80% of assets in securities   FMR U.K., FMR Far East,
                            of companies with medium market                sub-investment advisers.
                            capitalizations. May invest in companies
                            with smaller or larger market
                            capitalizations. Invests in domestic and
                            foreign issuers. The Fund invests in either
                            "growth" or "value" common stocks or both.

FTVIPT Mutual Shares        Capital appreciation, with income as a         Franklin Mutual Advisers, LLC
Securities Fund - Class 2   secondary goal. The Fund normally invests
                            primarily in equity securities of companies
                            that the manager believes are undervalued.
                            The Fund also invests, to a lesser extent in
                            risk arbitrage securities and distressed
                            companies.

Oppenheimer Main Street     Capital appreciation. Invests mainly in        OppenheimerFunds, Inc.
Small Cap Fund/VA,          common stocks of small-capitalization U.S.
Service Shares              companies that the fund's investment manager
                            believes have favorable business trends or
                            prospects.

Putnam VT International     Capital appreciation. The fund pursues its     Putnam Investment Management, LLC
Equity Fund - Class IB      goal by investing mainly in common stocks of
Shares                      companies outside the United States that
                            Putnam Management believes have favorable
                            investment potential. Under normal
                            circumstances, the fund invests at least 80%
                            of its net assets in equity investments.

RiverSource Variable        Maximum current income consistent with         RiverSource Investments, LLC
Portfolio - Cash            liquidity and stability of principal.
Management Fund             Invests primarily in money market
                            instruments, such as marketable debt
                            obligations issued by corporations or the
                            U.S. government or its agencies, bank
                            certificates of deposit, bankers'
                            acceptances, letters of credit and
                            commercial paper, including asset-backed
                            commercial paper.



13 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------
RiverSource Variable        High level of current income while             RiverSource Investments, LLC
Portfolio - Diversified     attempting to conserve the value of the
Bond Fund                   investment for the longest period of time.
                            Under normal market conditions,the Fund
                            invests at least 80% of its net assets in
                            bonds and other debt securities. At least
                            50% of the Fund's net assets will be
                            invested in securities like those included
                            in the Lehman Brothers Aggregate Bond Index
                            (Index), which are investment grade and
                            denominated in U.S. dollars. The Index
                            includes securities issued by the U.S.
                            government, corporate bonds and mortgage-
                            and asset-backed securities. Although the
                            Fund emphasizes high- and medium-quality
                            debt securities, it will assume some credit
                            risk to achieve higher yield and/or capital
                            appreciation by buying lower-quality (junk)
                            bonds.

RiverSource Variable        High level of current income and, as a         RiverSource Investments, LLC
Portfolio - Diversified     secondary goal, steady growth of capital.
Equity Income Fund          Under normal market conditions, the Fund
                            invests at least 80% of its net assets in
                            dividend-paying common and preferred stocks.
                            The Fund may invest up to 25% of its total
                            assets in foreign investments.

RiverSource Variable        Capital appreciation. Under normal market      RiverSource Investments, LLC
Portfolio - Large Cap       conditions, the Fund invests at least 80% of
Equity Fund                 its net assets in equity securities of
                            companies with market capitalization greater
                            than $5 billion at the time of purchase.

RiverSource Variable        Long-term capital appreciation. Under normal   RiverSource Investments, LLC,
Portfolio - Small Cap       market conditions, at least 80% of the         adviser; River Road Asset
Value Fund                  Fund's net assets will be invested in small    Management, LLC, Donald Smith &
                            cap companies with market capitalization, at   Co., Inc., Franklin Portfolio
                            the time of investment, of up to $2.5          Associates LLC and Barrow, Hanley,
                            billion or that fall within the range of the   Mewhinney & Strauss, Inc.,
                            Russell 2000(R) Value Index.                   subadvisers.



14 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

Investment in the GPAs is not available under contract Option C(1).

For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below). During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.


15 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply a MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

         IF YOUR GPA RATE IS:           THE MVA IS:
Less than the new GPA rate + 0.10%        Negative
Equal to the new GPA rate + 0.10%         Zero
Greater than the new GPA rate + 0.10%     Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                               (1 + i)
     EARLY WITHDRAWAL AMOUNT x [[----------------------------------] (TO THE POWER OF n/12) - 1] = MVA
                                           (1 + j + .001)

     Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

           j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

           n = number of months remaining in the current Guarantee Period
               (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.


16 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                             (1.030)
$1,000 x [[------------------------------------ - 1] (TO THE POWER OF 84/12)] = -$39.84
                       (1 + .035 + .001)

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           (1.030)
$1,000 x [[----------------------------------- - 1] (TO THE POWER OF 84/12)] = $27.61
                     (1 + .025 + .001)

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and you have begun your fourth contract year at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges on contract Option L, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge for contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.

THE ONE-YEAR FIXED ACCOUNT

Investment in the one-year fixed account is not available under contract Option C(1).

For contract Option L, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment and transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies")

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the one-year fixed account for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.


17 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you may be able to buy different contracts with the same underlying funds. These contracts have different mortality and expense risk fees, withdrawal charges and may offer purchase payment credits. For information on these contracts, please call us at the telephone number listed on the first page of this prospectus or ask your investment professional.

You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

o    contract Option L or Option C;

o    a death benefit option(1);

o    the optional Benefit Protector(SM) Death Benefit Rider(2);

o    the optional Benefit Protector(SM) Plus Death Benefit Rider(2);

o    the optional Guaranteed Minimum Income Benefit Rider(3);

o the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

o    how you want to make purchase payments; and

o    a beneficiary.

(1) If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.

(2) Available at the time you purchase your contract if you and the annuitant are 75 or younger at contract issue. Not available with the EDB. May not be available in all states.

(3) Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.

(4) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account under contract Option C has been filed in the various states in which the contract is offered. Please check with your sales representative to determine whether this restriction applies to your state. Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.


18 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

o    no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or,if later,retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2.

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
   If paying by SIP:                   $50 initial payment.
                                       $50 for additional payments.
   If paying by any other method:      $10,000 initial payment.
                                       $100 for additional payments.

MAXIMUM ALLOWABLE PURCHASE PAYMENTS*
                                       $1,000,000 for issue ages up to 85.
                                       $100,000 for issue ages 86 to 90.

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waiver or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.



19 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the GPAs and the one-year fixed account.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:

                     CONTRACT OPTION L   CONTRACT OPTION C
ROP death benefit:         1.25%               1.35%
MAV death benefit:         1.35                1.45
EDB:                       1.55                1.65

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L discussed below will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.



20 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to 10% of your prior anniversary's contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment
(MVA).")


CONTRACT YEAR FOR
CONTRACT OPTION L   WITHDRAWAL CHARGE PERCENTAGE
      1-2                         8%
      3                           7
      4                           6
      5 and later                 0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

     AMOUNT REQUESTED           $1,000
------------------------   OR   ------   = $1,075.27
1.00 - WITHDRAWAL CHARGE          .93

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

o    contracts settled using an annuity payout plan;

o withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period; and

o    death benefits.

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

o Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.



21 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*


We charge a fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.

* For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - 0.30%.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

o the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

o    plus interest credited;

o minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o    Benefit Protector(SM) rider;

     o    Benefit Protector(SM) Plus rider; and/or

     o    Guaranteed Minimum Income Benefit rider.


22 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount,or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial withdrawals;

o    withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

o    the fee for any of the following optional benefits you have selected:

     o    Benefit Protector(SM) rider;

     o    Benefit Protector(SM) Plus rider; and/or

     o    Guaranteed Minimum Income Benefit rider.

Accumulation unit values will fluctuate due to:

o    changes in fund net asset value;

o    fund dividends distributed to the subaccounts;

o    fund capital gains or losses;

o    fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


23 EVERGREEN PRIVILEGE(SM) VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                   NUMBER
                                        AMOUNT    ACCUMULATION    OF UNITS
                               MONTH   INVESTED    UNIT VALUE    PURCHASED
By investing an equal number
of dollars each month           Jan      $100          $20          5.00
                                Feb       100           18          5.56
you automatically buy           Mar       100           17          5.88
more units when the
per unit market price is low    Apr       100           15          6.67
                                May       100           16          6.25
                                Jun       100           18          5.56
                                Jul       100           17          5.88
and fewer units                 Aug       100           19          5.26
when the per unit
market price is high            Sept      100           21          4.76
                                Oct       100           20          5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT OPTION L ONLY

If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccount you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.


24 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.


25 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o    Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.



26 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S.
     mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.



27 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly; $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers: Contract value or entire account balance
Withdrawals: $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.


28 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges if you selected contract Option L, contract charges or any applicable optional rider charges (see "Charges"). Additionally, IRS taxes and penalties may apply (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities --Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o    payable to owner;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     o the withdrawal amount includes a purchase payment check that has not cleared;

     o    the NYSE is closed, except for normal holiday and weekend closings;

     o    trading on the NYSE is restricted, according to SEC rules;

     o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     o the SEC permits us to delay payment for the protection of security holders.


29 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     o    you are at least age 59 1/2;

     o    you are disabled as defined in the Code;

     o    you severed employment with the employer who purchased the contract;
          or

     o    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract.
Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


30 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

o    Return of Purchase Payments (ROP) death benefit;

o    Maximum Anniversary Value (MAV) death benefit; and

o    Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select the GMIB you must elect the EDB. Once you elect a death benefit, you cannot change it. We show the option that applies in your contract. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you selected when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.

                                                                     PW x DB
     ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT = -------
                                                                        CV

     PW = the partial withdrawal including any applicable MVA or withdrawal charge (contract Option L only).

     DB = the death benefit on the date of (but prior to) the partial withdrawal.

     CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE

o    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o    On Jan. 1, 2005 you make an additional purchase payment of $5,000.

o On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

o    On March 1, 2006 the contract value grows to $23,000.

     We calculate the ROP death benefit on March 1, 2006 as follows:

Contract value at death:                                             $23,000.00
                                                                     ==========
Purchase payments minus adjusted partial withdrawals:
   Total purchase payments:                                          $25,000.00

   minus adjusted partial withdrawals calculated as:

   $1,500 x $25,000
   ---------------- =
       $22,000                                                        -1,704.55
                                                                     ----------
   for a death benefit of:                                           $23,295.45
                                                                     ==========
ROP death benefit, calculated as the greatest of these two values:   $23,295.45


31 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the greater of: (a) your current contract value,or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80,we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

o    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $29,000.

o On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

     We calculate the MAV death benefit on March 1, 2005 as follows:

Contract value at death:                                             $20,500.00
Purchase payments minus adjusted partial withdrawals:                ==========
   Total purchase payments                                           $20,000.00
   minus adjusted partial withdrawals, calculated as:
   $1,500 x $20,000
   ---------------- =                                                 -1,363.64
       $22,000                                                       ----------

   for a return of purchase payment death benefit of:                $18,636.36
                                                                     ==========

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:

   The MAV on the immediately preceding anniversary:                 $29,000.00
   plus purchase payments made since that anniversary:                    +0.00
   minus adjusted partial withdrawals made since that anniversary, calculated as:
   $1,500 x $29,000
   ---------------- =                                                 -1,977.27
       $22,000                                                       ----------

   for a MAV death benefit of:                                       $27,022.73
                                                                     ==========
The MAV death benefit, calculated as the greatest of
these three values:                                                  $27,022.73


32 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT RIDER

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If it is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB you must elect the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals;

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.   the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o    the amounts allocated to the subaccounts at issue increased by 5%,

o    plus any subsequent amounts allocated to the subaccounts,

o    minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

     5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = PWT x VAF
                                                                 ---------
                                                                     SV

          PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge for contract Option L) from the subaccounts.

          VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

          SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


33 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

o You purchase contract Option L with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

o On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.

o On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

     The death benefit on March 1, 2005 is calculated as follows:

     Contract value at death:                                                $22,800.00
                                                                             ==========
     Purchase payments minus adjusted partial withdrawals:
        Total purchase payments:                                             $25,000.00
        minus adjusted partial withdrawals, calculated as:
        $1,500 x $25,000                                                      -1,543.21
        ---------------- =                                                   ----------
            $24,300
        for a ROP death benefit of:                                          $23,456.79
                                                                             ==========
The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:

           The MAV on the immediately preceding anniversary:                 $25,000.00
           plus purchase payments made since that anniversary:                    +0.00
           minus adjusted partial withdrawals made since that
           anniversary, calculated as:
           $1,500 x $25,000                                                   -1,543.21
           ---------------- =                                                ----------
                $24,300
           for a MAV death benefit of:                                       $23,456.79
                                                                             ==========
     The 5% rising floor:

           The variable account floor on Jan. 1, 2005,
           calculated as: 1.05 x $20,000 =                                   $21,000.00
           plus amounts allocated to the subaccounts since that anniversary:      +0.00
           minus the 5% rising floor adjusted partial withdrawal
           from the subaccounts, calculated as:
           $1,500 x $21,000                                                  -$1,657.89
           ---------------- =                                                ----------
                $19,000
           variable account floor benefit:                                   $19,342.11
           plus the one-year fixed account value:                             +5,300.00
           5% rising floor (value of the GPAs, one-year fixed account
           and the variable account floor):                                  $24,642.11
                                                                             ==========
  EDB, calculated as the greatest of these three values:                     $24,642.11


34 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

     Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected anyoptional contract features or riders,your spouse and the new annuitant(if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected,will terminate.Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
     70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year pay out or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

     o payouts begin no later than one year following the year of your death; and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


35 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL BENEFITS

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the applicable death benefit (see "Benefits in Case of Death), plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR:

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The MAV death benefit on July 1, 2004 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

     MAV death benefit (contract value):                                         $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death
        (MAV death benefit minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                             +4,000
                                                                                 --------
     Total death benefit of:                                                     $114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

     MAV death benefit (MAV):                                                    $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                                             +4,000
                                                                                 --------
     Total death benefit of:                                                     $114,000


36 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

     MAV death benefit (MAV adjusted for partial withdrawals):        $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                   +1,048
                                                                      -------
     Total death benefit of:                                          $58,667

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

     MAV death benefit (contract value):                              $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)           +55,000
                                                                      --------
     Total death benefit of:                                          $255,000

o On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

     MAV death benefit (contract value):                              $250,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)           +55,000
                                                                      --------
     Total death benefit of:                                          $305,000

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

     MAV death benefit (contract value):                              $250,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV benefit minus payments not previously
        withdrawn):
        0.40 x ($250,000 - $105,000) =                                 +58,000
                                                                      --------
     Total death benefit of:                                          $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.


37 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the benefits payable under the Benefit Protector described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                  PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                          0%                                       0%
Three and Four                      10%                                    3.75%
Five or more                        20%                                     7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

o    the ROP death benefit (see "Benefits in Case of Death") PLUS

                    IF YOU AND THE ANNUITANT ARE UNDER               IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR   AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...     OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One             Zero                                          Zero
Two             40% x earnings at death (see above)           15% x earnings at death
Three & Four    40% x (earnings at death + 25% of             15% x (earnings at death + 25% of
                initial purchase payment*)                    initial purchase payment*)
Five or more    40% x (earnings at death + 50% of             15% x (earnings at death + 50% of
                initial purchase payment*)                    initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The MAV death benefit on July 1, 2004 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

     MAV death benefit (contract value):                                             $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
     (MAV death benefit minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                                 +4,000
                                                                                     --------
     Total death benefit of:                                                         $114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

     MAV death benefit (MAV):                                                        $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                                 +4,000
     plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $100,000 =                               +10,000
                                                                                     --------
     Total death benefit of:                                                         $124,000


38 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

     MAV death benefit (MAV adjusted for partial withdrawals):                        $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                                   +1,048
     plus 10% of purchase payments made within 60 days of contract issue and not
        previously withdrawn: 0.10 x $55,000 =                                         +5,500
                                                                                      -------
     Total death benefit of:                                                          $64,167

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:

     MAV death benefit (contract value):                                              $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that
        are one or more years old                                                      +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
        previously withdrawn: 0.20 x $55,000 =                                         +11,000
                                                                                      --------
     Total death benefit of:                                                          $266,000

o On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

     MAV death benefit (contract value):                                              $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that
        are one or more years old                                                      +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
        previously withdrawn: 0.20 x $55,000 =                                         +11,000
                                                                                      --------
     Total death benefit of:                                                          $316,000

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

     MAV death benefit (contract value):                                              $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
        (MAV death benefit minus payments not previously withdrawn):
        0.40 x ($250,000 - $105,000) =                                                 +58,000
     plus 20% of purchase payments made within 60 days of contract issue and not
        previously withdrawn: 0.20 x $55,000 =                                         +11,000
                                                                                      --------
     Total death benefit of:                                                          $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."


39 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

o    you must hold the GMIB for 10 years*;

o the GMIB terminates** on the contract anniversary after the annuitant's 86th birthday;

o you can only exercise the GMIB within 30 days after a contract anniversary*;

o the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81; and

o    there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

* Unless the annuitant qualifies for a contingent event (see "Charges -- Contingent events").

** The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes --Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the GMIB, you must elect the EDB at the time you purchase your contract. Your rider effective date will be the contract issue date.

In some instances, we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate purchase payments to the subaccounts. We reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.   the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

o subtract each payment adjusted for market value from the contract value and the MAV.

o subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.


40 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

     PMT x CVG
     ---------
        ECV

          PMT = each purchase payment made in the five years before you exercise the GMIB.

          CVG = current contract value at the time you exercise the GMIB.

          ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

     PMT x (1.05)(TO THE POWER OF CY)

          CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB:

o you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness or confinement to a nursing home or hospital, see "Charges -- Contingent events" for more details.)

o    the annuitant on the retirement date must be between 50 and 86 years old.

o you can only take an annuity payout under one of the following annuity payout plans:

     o    Plan A - Life Annuity -- no refund

     o    Plan B - Life Annuity with ten years certain

     o    Plan D - Joint and last survivor life annuity -- no refund

o    you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

     P(SUB t-1) (1 + i)
     ------------------ = P(SUB t)
            1.05

          P(SUB t-1) = prior annuity payout

          P(SUB t)   = current annuity payout

          i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.


41 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE GMIB

o You may terminate the rider within 30 days after the first and fifth rider anniversaries.

o    You may terminate the rider any time after the tenth rider anniversary.

o    The rider will terminate on the date:

     o    you make a full withdrawal from the contract;

     o    a death benefit is payable; or

     o you choose to begin taking annuity payouts under the regular contract provisions.

o The rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all your purchase payments to the subaccounts.

o    There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                        GMIB
ANNIVERSARY   CONTRACT VALUE      MAV     5% RISING FLOOR   BENEFIT BASE
1                $107,000      $107,000       $105,000
2                 125,000       125,000        110,250
3                 132,000       132,000        115,763
4                 150,000       150,000        121,551
5                  85,000       150,000        127,628
6                 120,000       150,000        134,010
7                 138,000       150,000        140,710
8                 152,000       152,000        147,746
9                 139,000       152,000        155,133
10                126,000       152,000        162,889        $162,889
11                138,000       152,000        171,034         171,034
12                147,000       152,000        179,586         179,586
13                163,000       163,000        188,565         188,565
14                159,000       163,000        197,993         197,993
15                212,000       212,000        207,893         212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                      PLAN A -           PLAN B -        PLAN D - JOINT AND
ANNIVERSARY              GMIB             LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE          BENEFIT BASE            NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10            $162,889 (5% rising floor)     $  840.51          $  817.70              $672.73
15             212,000 (MAV)                  1,250.80           1,193.56               968.84


42 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

The payouts above are shown at guaranteed annuity rates of 3% stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                           PLAN A -           PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                    LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE   CONTRACT VALUE      NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10               $126,000         $  650.16          $  632.52              $520.38
15                212,000          1,250.80           1,193.56               968.84

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We calculate the fee as follows:

     BB + AT - FAV

          BB = the GMIB benefit base.

          AT = adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the contract anniversary calculated as:

     PT x VAT
     --------
        SVT

          PT = the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary

         VAT = variable account floor on the date of (but prior to) the transfer

         SVT = value of the subaccounts on the date of (but prior to) the transfer

         FAV = the value of your GPAs and the one-year fixed account.

The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

o    You make no transfers or partial withdrawals.

CONTRACT                        GMIB FEE            VALUE ON WHICH WE              GMIB FEE
ANNIVERSARY   CONTRACT VALUE   PERCENTAGE           BASE THE GMIB FEE           CHARGED TO YOU
1                $ 80,000         0.70%     5% rising floor = $100,000 x 1.05        $  735
2                 150,000         0.70%     Contract value  = $150,000                1,050
3                 102,000         0.70%     MAV             = $150,000                1,050


43 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity Payout Plan E.

Under both contract Option L and Option C, you also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


44 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. If the original contract was an Option L contract, the discount rate we use in the calculation will vary between 5.45% and 6.95% depending on the applicable assumed investment rate. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



45 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o    if it is allocable to an investment before Aug. 14, 1982; or

o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


46 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS AND SEPs: If you receive taxable income as a result of an annuity payout or a withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien. State withholding also may be imposed on taxable distribution.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is a RMD as defined under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    Because of your death;

o    Because you become disabled (as defined in the Code);

o If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o    To pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, ENHANCED DEATH BENEFIT, GMIB, BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



47 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income tax. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


48 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.25% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including surrender charges; and

o fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



49 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E.,Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


50 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

APPENDIX: CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                      2006    2005    2004    2003   2002  2001  2000  1999  1998  1997
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (7/31/2002)
Accumulation unit value at beginning of period          $ 1.42  $ 1.37  $ 1.25  $0.95  $1.00    --    --    --    --    --
Accumulation unit value at end of period                $ 1.58  $ 1.42  $ 1.37  $1.25  $0.95    --    --    --    --    --
Number of accumulation units outstanding
at end of period (000 omitted)                             773     870     898    614     11    --    --    --    --    --
--------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period          $ 1.23  $ 1.19  $ 1.14  $1.00  $1.00    --    --    --    --    --
Accumulation unit value at end of period                $ 1.33  $ 1.23  $ 1.19  $1.14  $1.00    --    --    --    --    --
Number of accumulation units outstanding
at end of period (000 omitted)                             115     114     103     76     --    --    --    --    --    --
--------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period          $ 1.09  $ 1.08  $ 1.06  $1.04  $1.00    --    --    --    --    --
Accumulation unit value at end of period                $ 1.12  $ 1.09  $ 1.08  $1.06  $1.04    --    --    --    --    --
Number of accumulation units outstanding
at end of period (000 omitted)                           2,483   2,472   2,284   ,363    106    --    --    --    --    --
--------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP
FUND - CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period          $ 1.41  $ 1.32  $ 1.23  $0.96  $1.00    --    --    --    --    --
Accumulation unit value at end of period                $ 1.57  $ 1.41  $ 1.32  $1.23  $0.96    --    --    --    --    --
Number of accumulation units outstanding
at end of period (000 omitted)                             872   1,000     624    458     --    --    --    --    --    --
--------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period          $ 1.58  $ 1.51  $ 1.35  $0.99  $1.00    --    --    --    --    --
Accumulation unit value at end of period                $ 1.73  $ 1.58  $ 1.51  $1.35  $0.99    --    --    --    --    --
Number of accumulation units outstanding
at end of period (000 omitted)                             250     267     205    138      4    --    --    --    --    --
--------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period          $ 1.29  $ 1.29  $ 1.21  $1.04  $1.00    --    --    --    --    --
Accumulation unit value at end of period                $ 1.38  $ 1.29  $ 1.29  $1.21  $1.04    --    --    --    --    --
Number of accumulation units outstanding
at end of period (000 omitted)                             708     763     952    751    103    --    --    --    --    --
--------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND -
CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period          $ 1.61  $ 1.41  $ 1.20  $0.93  $1.00    --    --    --    --    --
Accumulation unit value at end of period                $ 1.95  $ 1.61  $ 1.41  $1.20  $0.93    --    --    --    --    --
Number of accumulation units outstanding
at end of period (000 omitted)                             717     623     663    493     12    --    --    --    --    --
--------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period          $ 1.43  $ 1.40  $ 1.33  $0.96  $1.00    --    --    --    --    --
Accumulation unit value at end of period                $ 1.49  $ 1.43  $ 1.40  $1.33  $0.96    --    --    --    --    --
Number of accumulation units outstanding
at end of period (000 omitted)                             531     573     580    441     13    --    --    --    --    --
--------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period          $ 1.57  $ 1.44  $ 1.21  $0.95  $1.00    --    --    --    --    --
Accumulation unit value at end of period                $ 1.87  $ 1.57  $ 1.44  $1.21  $0.95    --    --    --    --    --
Number of accumulation units outstanding
at end of period (000 omitted)                           1,328   1,360   1,273    460      7    --    --    --    --    --
--------------------------------------------------------------------------------------------------------------------------



51 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                 2006     2005     2004    2003    2002    2001    2000    1999    1998    1997
-----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND -
CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period     $ 1.29  $  1.33  $  1.24  $ 1.08  $ 1.00      --      --      --      --      --
Accumulation unit value at end of period           $ 1.35  $  1.29  $  1.33  $ 1.24  $ 1.08      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      2,405    2,518    2,479     927       4      --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE
CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period     $ 1.84  $  1.58  $  1.29  $ 0.94  $ 1.06  $ 1.00      --      --      --      --
Accumulation unit value at end of period           $ 2.04  $  1.84  $  1.58  $ 1.29  $ 0.94  $ 1.06      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      3,045    2,336    1,901   1,151     250      94      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND -
CLASS 2 (9/22/1999)
Accumulation unit value at beginning of period     $ 1.60  $  1.47  $  1.32  $ 1.07  $ 1.23  $ 1.17  $ 1.05  $ 1.00      --      --
Accumulation unit value at end of period           $ 1.87  $  1.60  $  1.47  $ 1.32  $ 1.07  $ 1.23  $ 1.17  $ 1.05      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      0,913   11,340   11,643   4,692     966     546     170      31      --      --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA,
SERVICE SHARES (7/31/2002)
Accumulation unit value at beginning of period     $ 1.72  $  1.59  $  1.35  $ 0.95  $ 1.00      --      --      --      --      --
Accumulation unit value at end of period           $ 1.95  $  1.72  $  1.59  $ 1.35  $ 0.95      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                        330      355      322     247       4      --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB
SHARES (9/22/1999)
Accumulation unit value at beginning of period     $ 1.21  $  1.10  $  0.96  $ 0.76  $ 0.93  $ 1.19  $ 1.33  $ 1.00      --      --
Accumulation unit value at end of period           $ 1.53  $  1.21  $  1.10  $ 0.96  $ 0.76  $ 0.93  $ 1.19  $ 1.33      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      2,110    2,185    2,258   2,177   1,856   1,775   2,192     347      --      --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND* (2/21/1995)
Accumulation unit value at beginning of period     $ 1.26  $  1.24  $  1.25  $ 1.26  $ 1.26  $ 1.24  $ 1.18  $ 1.15  $ 1.11  $ 1.07
Accumulation unit value at end of period           $ 1.29  $  1.26  $  1.24  $ 1.25  $ 1.26  $ 1.26  $ 1.24  $ 1.18  $ 1.15  $ 1.11
Number of accumulation units outstanding
at end of period (000 omitted)                      3,923    6,630    7,059   5,254   8,572   8,409   4,421     941     749     231

* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2006 WERE 3.05% AND
3.09%, RESPECTIVELY.

-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED
BOND FUND (2/21/1995)
Accumulation unit value at beginning of period     $ 1.63  $  1.62  $  1.58  $ 1.53  $ 1.47  $ 1.38  $ 1.33  $ 1.33  $ 1.33  $ 1.24
Accumulation unit value at end of period           $ 1.68  $  1.63  $  1.62  $ 1.58  $ 1.53  $ 1.47  $ 1.38  $ 1.33  $ 1.33  $ 1.33
Number of accumulation units outstanding
at end of period (000 omitted)                      8,733    8,279    9,515   7,119   7,272   8,923   9,498   8,127   5,689   2,544
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED
EQUITY INCOME FUND (3/3/2000)
Accumulation unit value at beginning of period     $ 1.58  $  1.41  $  1.21  $ 0.87  $ 1.09  $ 1.08  $ 1.00      --      --      --
Accumulation unit value at end of period           $ 1.86  $  1.58  $  1.41  $ 1.21  $ 0.87  $ 1.09  $ 1.08      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      5,210    2,698    1,026     605     238     115       7      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP
EQUITY FUND (2/21/1995)
Accumulation unit value at beginning of period     $ 1.64  $  1.56  $  1.50  $ 1.18  $ 1.53  $ 1.89  $ 2.33  $ 1.91  $ 1.56  $ 1.27
Accumulation unit value at end of period           $ 1.86  $  1.64  $  1.56  $ 1.50  $ 1.18  $ 1.53  $ 1.89  $ 2.33  $ 1.91  $ 1.56
Number of accumulation units outstanding
at end of period (000 omitted)                      5,898    4,590    4,708   4,663   5,116   6,019   6,358   5,864   5,163   3,813
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP
VALUE FUND (5/1/2002)
Accumulation unit value at beginning of period     $ 1.33  $  1.27  $  1.07  $ 0.79  $ 1.00      --      --      --      --      --
Accumulation unit value at end of period           $ 1.57  $  1.33  $  1.27  $ 1.07  $ 0.79      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      2,129    2,323      692     192      35      --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------



52 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                        2006    2005    2004    2003    2002
---------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (7/31/2002)
Accumulation unit value at beginning of period                            $1.40   $1.35   $1.24   $0.95   $1.00
Accumulation unit value at end of period                                  $1.55   $1.40   $1.35   $1.24   $0.95
Number of accumulation units outstanding at end of period (000 omitted)      52      63      48      --      --
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                            $1.22   $1.18   $1.13   $1.00   $1.00
Accumulation unit value at end of period                                  $1.31   $1.22   $1.18   $1.13   $1.00
Number of accumulation units outstanding at end of period (000 omitted)      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                            $1.08   $1.07   $1.05   $1.04   $1.00
Accumulation unit value at end of period                                  $1.10   $1.08   $1.07   $1.05   $1.04
Number of accumulation units outstanding at end of period (000 omitted)      84      60       7      --     118
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period                            $1.39   $1.30   $1.22   $0.96   $1.00
Accumulation unit value at end of period                                  $1.54   $1.39   $1.30   $1.22   $0.96
Number of accumulation units outstanding at end of period (000 omitted)      18       9       9      --      --
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                            $1.56   $1.49   $1.34   $0.98   $1.00
Accumulation unit value at end of period                                  $1.69   $1.56   $1.49   $1.34   $0.98
Number of accumulation units outstanding at end of period (000 omitted)      10      11      --      --      --
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                            $1.27   $1.28   $1.20   $1.03   $1.00
Accumulation unit value at end of period                                  $1.36   $1.27   $1.28   $1.20   $1.03
Number of accumulation units outstanding at end of period (000 omitted)      51      35       4      32      32
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                            $1.58   $1.39   $1.19   $0.93   $1.00
Accumulation unit value at end of period                                  $1.91   $1.58   $1.39   $1.19   $0.93
Number of accumulation units outstanding at end of period (000 omitted)      31      25      --      --      --
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                            $1.41   $1.38   $1.32   $0.96   $1.00
Accumulation unit value at end of period                                  $1.46   $1.41   $1.38   $1.32   $0.96
Number of accumulation units outstanding at end of period (000 omitted)      32      31       2      --      --
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                            $1.55   $1.42   $1.21   $0.95   $1.00
Accumulation unit value at end of period                                  $1.84   $1.55   $1.42   $1.21   $0.95
Number of accumulation units outstanding at end of period (000 omitted)      45      43      43      --      --
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                            $1.27   $1.31   $1.23   $1.08   $1.00
Accumulation unit value at end of period                                  $1.32   $1.27   $1.31   $1.23   $1.08
Number of accumulation units outstanding at end of period (000 omitted)      59      45       4      --      --
---------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                            $1.72   $1.48   $1.21   $0.89   $1.00
Accumulation unit value at end of period                                  $1.90   $1.72   $1.48   $1.21   $0.89
Number of accumulation units outstanding at end of period (000 omitted)     374     196      54      19      --
---------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                            $1.29   $1.19   $1.07   $0.87   $1.00
Accumulation unit value at end of period                                  $1.50   $1.29   $1.19   $1.07   $0.87
Number of accumulation units outstanding at end of period (000 omitted)     154      --     138     153      --
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (7/31/2002)
Accumulation unit value at beginning of period                            $1.70   $1.58   $1.35   $0.95   $1.00
Accumulation unit value at end of period                                  $1.91   $1.70   $1.58   $1.35   $0.95
Number of accumulation units outstanding at end of period (000 omitted)      17      19      --      --      --
---------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/1/2002)
Accumulation unit value at beginning of period                            $1.33   $1.20   $1.06   $0.84   $1.00
Accumulation unit value at end of period                                  $1.67   $1.33   $1.20   $1.06   $0.84
Number of accumulation units outstanding at end of period (000 omitted)      12      14      14      --      --
---------------------------------------------------------------------------------------------------------------



53 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                        2006     2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (3/1/2002)
Accumulation unit value at beginning of period                            $ 0.97   $0.96   $0.97   $0.99   $1.00
Accumulation unit value at end of period                                  $ 1.00   $0.97   $0.96   $0.97   $0.99
Number of accumulation units outstanding at end of period (000 omitted)      174      48      24      21     132

* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31,
2006 WERE 2.68% AND 2.71%, RESPECTIVELY

----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/1/2002)
Accumulation unit value at beginning of period                            $ 1.04   $1.04   $1.01   $1.01   $1.00
Accumulation unit value at end of period                                  $ 1.07   $1.04   $1.04   $1.01   $1.01
Number of accumulation units outstanding at end of period (000 omitted)      638      --      --      --      --
----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND
   (3/1/2002)
Accumulation unit value at beginning of period                            $ 1.42   $1.27   $1.10   $0.80   $1.00
Accumulation unit value at end of period                                  $ 1.67   $1.42   $1.27   $1.10   $0.80
Number of accumulation units outstanding at end of period (000 omitted)    1,423     623      --      --      --
----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/3/2003)
Accumulation unit value at beginning of period                            $ 1.42   $1.36   $1.31   $1.00      --
Accumulation unit value at end of period                                  $ 1.60   $1.42   $1.36   $1.31      --
Number of accumulation units outstanding at end of period (000 omitted)      681     810     502      --      --
----------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (7/31/2002)
Accumulation unit value at beginning of period                            $ 1.58   $1.52   $1.29   $0.96   $1.00
Accumulation unit value at end of period                                  $ 1.87   $1.58   $1.52   $1.29   $0.96
Number of accumulation units outstanding at end of period (000 omitted)      763     746     325      --      --
----------------------------------------------------------------------------------------------------------------



54 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                     P.3
Rating Agencies                                 P.4
Revenues Received During Calendar Year 2006     P.4
Principal Underwriter                           P.5
Independent Registered Public Accounting Firm   P.5
Condensed Financial Information (Unaudited)     P.6
Financial Statements



55 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

[RIVERSOURCE LOGO](SM)
       ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

            RiverSource Distributors, Inc. (Distributor), Member NASD. Insurance and annuity products are issued by RiverSource Life Insurance Company.

     (C) 2007 Ameriprise Financial,Inc. All rights reserved.

45277 H (5/07)

PROSPECTUS

MAY 1, 2007

WELLS FARGO

ADVANTAGE CHOICE(SM) SELECT VARIABLE ANNUITY

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)

           RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW WELLS FARGO ADVANTAGE CHOICE(SM) SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:
AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II

Columbia Funds Variable Insurance Trust

Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
   Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust - Class IB Shares

RiverSource(R) Variable Portfolio Funds

Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust
Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


1 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS

KEY TERMS                                                                     3
THE CONTRACT IN BRIEF                                                         5
EXPENSE SUMMARY                                                               6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                  10
FINANCIAL STATEMENTS                                                         10
THE VARIABLE ACCOUNT AND THE FUNDS                                           11
THE GUARANTEE PERIOD ACCOUNTS (GPAs)                                         21
THE FIXED ACCOUNT                                                            22
BUYING YOUR CONTRACT                                                         24
CHARGES                                                                      26
VALUING YOUR INVESTMENT                                                      32
MAKING THE MOST OF YOUR CONTRACT                                             34
WITHDRAWALS                                                                  44
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                         44
CHANGING OWNERSHIP                                                           45
BENEFITS IN CASE OF DEATH                                                    45
OPTIONAL BENEFITS                                                            48
THE ANNUITY PAYOUT PERIOD                                                    71
TAXES                                                                        73
VOTING RIGHTS                                                                76
SUBSTITUTION OF INVESTMENTS                                                  76
ABOUT THE SERVICE PROVIDERS                                                  77
ADDITIONAL INFORMATION                                                       79
APPENDICES TABLE OF CONTENT AND CROSS-REFERENCE TABLE                        80
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)                         81
APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE                  83
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES FOR CONTRACT OPTION L              84
APPENDIX D: EXAMPLE -- DEATH BENEFITS                                        87
APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER              90
APPENDIX F: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER       92
APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER -- ADDITIONAL
   RMD DISCLOSURE                                                            94
APPENDIX H: GUARANTOR(SM) WITHDRAWAL BENEFIT -- RIDER B DISCLOSURE           96
APPENDIX I: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER -- ADDITIONAL RMD
   DISCLOSURE                                                               101
APPENDIX J: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER               102
APPENDIX K: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS                    104
APPENDIX L: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER            109
APPENDIX M: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER       111
APPENDIX N: CONDENSED FINANCIAL INFORMATION (UNAUDITED)                     113
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                121

CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.



2 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract, or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o    Roth IRAs under Section 408A of the Code

o    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


3 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


4 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

This prospectus describes two contracts. Each contract has different expenses. Contract Option L has lower expenses than Contract Option C. Contract Option L has a four-year withdrawal charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment withdrawal charge schedule, but has a higher mortality and expense risk fee than Contract Option L. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.

PURPOSE: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account, GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (p. 24)

ACCOUNTS: Generally, you may allocate purchase payments among any or all of:

o the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p.
     11)

o the GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. Some states restrict the amount you can allocate to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (p. 21)

o the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 22)

o the DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account"). (p. 23)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 40)



5 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 44)

OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (p. 48)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 45)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 73)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (p. 71)

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSE THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

       CONTRACT OPTION L
YEARS FROM PURCHASE PAYMENT RECEIPT   WITHDRAWAL CHARGE PERCENTAGE
                1-2                                8%
                  3                                7
                  4                                6
             Thereafter                            0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

                    IF YOUR AIR IS 3.5%, THEN YOUR    IF YOUR AIR IS 5%, THEN YOUR
                     DISCOUNT RATE PERCENT (%) IS:   DISCOUNT RATE PERCENT (%) IS:
CONTRACT OPTION L              6.55%                              8.05%
CONTRACT OPTION C              6.65%                              8.15%


6 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

                                       TOTAL MORTALITY AND      VARIABLE ACCOUNT      TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:     EXPENSE RISK FEE    ADMINISTRATIVE CHARGE   ACCOUNT EXPENSE
ROP Death Benefit                               1.55%                 0.15%                 1.70%
MAV Death Benefit                               1.75                  0.15                  1.90
5% Accumulation Death Benefit                   1.90                  0.15                  2.05
Enhanced Death Benefit                          1.95                  0.15                  2.10

IF YOU SELECT CONTRACT OPTION C AND:
ROP Death Benefit                               1.65%                 0.15%                 1.80%
MAV Death Benefit                               1.85                  0.15                  2.00
5% Accumulation Death Benefit                   2.00                  0.15                  2.15
Enhanced Death Benefit                          2.05                  0.15                  2.20

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                  $40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                           0.25%
BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                      0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select ONE of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE           MAXIMUM: 1.75%  CURRENT: 0.55%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE    MAXIMUM: 1.50%  CURRENT: 0.65%
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE             MAXIMUM: 1.50%  CURRENT: 0.55%

(As a percentage of contract value charged annually on the contract anniversary.)
INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE             MAXIMUM: 1.50%  CURRENT: 0.30%(1)
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT
BASE RIDER FEE                                         MAXIMUM: 1.75%  CURRENT: 0.60%(1)
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5%
ACCUMULATION BENEFIT BASE RIDER FEE                    MAXIMUM: 2.00%  CURRENT: 0.65%(1)
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
     Income Assurer Benefit(SM) -5% Accumulation Benefit Base -- 0.70%; and
     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base
     -- 0.75%.


7 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)

                                                             MINIMUM   MAXIMUM
Total expenses before fee waivers and/or expense
reimbursements                                                0.51%     1.51%

(a)  Each fund deducts management fees and other expenses from fund assets.
     Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted
     12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
     Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                 GROSS TOTAL
                                                                                 MANAGEMENT   12b-1     OTHER       ANNUAL
                                                                                    FEES       FEES   EXPENSES     EXPENSES
AIM V.I. Capital Appreciation Fund, Series II Shares                                0.61%      0.25%   0.30%**   1.16%(1)
AIM V.I. Capital Development Fund, Series II Shares                                 0.75       0.25    0.35**    1.35(1),(2)
AllianceBernstein VPS Growth and Income Portfolio (Class B)                         0.55       0.25    0.06      0.86
AllianceBernstein VPS International Value Portfolio (Class B)                       0.75       0.25    0.10      1.10
American Century VP Inflation Protection, Class II                                  0.49       0.25    0.01      0.75
American Century VP Value, Class II                                                 0.83       0.25      --      1.08
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares           0.75       0.25    0.12**    1.12
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares             0.75       0.25    0.07      1.07
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                             0.57       0.25    0.09      0.91
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                   0.57       0.25    0.11      0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                                  0.72       0.25    0.16      1.13
FTVIPT Franklin Global Real Estate Securities Fund - Class 2                        0.47       0.25    0.03      0.75(3)
(previously FTVIPT Franklin Real Estate Fund - Class 2)
FTVIPT Franklin Income Securities Fund - Class 2                                    0.46       0.25    0.01      0.72
FTVIPT Templeton Global Income Securities Fund - Class 2                            0.56       0.25    0.16      0.97
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                         0.80         --    0.07      0.87(4)
Oppenheimer Global Securities Fund/VA, Service Shares                               0.62       0.25    0.04**    0.91(5)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                           0.72       0.25    0.03**    1.00(5)
Oppenheimer Strategic Bond Fund/VA, Service Shares                                  0.62       0.25    0.02**    0.89(5)
Putnam VT Health Sciences Fund - Class IB Shares                                    0.70       0.25    0.15**    1.10
Putnam VT Small Cap Value Fund - Class IB Shares                                    0.76       0.25    0.09**    1.10
RiverSource(R) Variable Portfolio - Diversified Bond Fund                           0.46       0.13    0.15**    0.74(6)
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                  0.64       0.13    0.14**    0.91(6),(7)
RiverSource(R) Variable Portfolio - Emerging Markets Fund                           1.13       0.13    0.25**    1.51(6),(7)
RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund      0.44       0.13    0.15**    0.72(6),(8)
RiverSource(R) Variable Portfolio - Growth Fund                                     0.71       0.13    0.17**    1.01(6),(7)
RiverSource(R) Variable Portfolio - High Yield Bond Fund                            0.59       0.13    0.16**    0.88(6)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                           0.57       0.13    0.13**    0.83(6),(7)



8 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                 GROSS TOTAL
                                                                                 MANAGEMENT   12b-1     OTHER       ANNUAL
                                                                                    FEES       FEES   EXPENSES     EXPENSES
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                             0.60%     0.13%    0.15%**   0.88%(6),(7),(8)
RiverSource(R) Variable Portfolio - S&P 500 Index Fund                              0.22      0.13     0.16**    0.51(6),(8)
RiverSource(R) Variable Portfolio - Select Value Fund                               0.72      0.13     0.37**    1.22(6),(7),(8)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund             0.48      0.13     0.16**    0.77(6)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                            1.00      0.13     0.19**    1.32(6),(7),(8)
Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares                0.56      0.25     0.03      0.84
Wanger U.S. Smaller Companies                                                       0.90        --     0.05      0.95
Wells Fargo Advantage VT Asset Allocation Fund                                      0.55      0.25     0.22**    1.02(9)
Wells Fargo Advantage VT C&B Large Cap Value Fund                                   0.55      0.25     0.37**    1.17(9)
Wells Fargo Advantage VT Equity Income Fund                                         0.55      0.25     0.24**    1.04(9)
Wells Fargo Advantage VT International Core Fund                                    0.75      0.25     0.43**    1.43(9)
Wells Fargo Advantage VT Large Company Core Fund                                    0.55      0.25     0.39**    1.19(9)
Wells Fargo Advantage VT Large Company Growth Fund                                  0.55      0.25     0.24**    1.04(9)
Wells Fargo Advantage VT Money Market Fund                                          0.30      0.25     0.27**    0.82(9)
Wells Fargo Advantage VT Small Cap Growth Fund                                      0.75      0.25     0.23**    1.23(9)
Wells Fargo Advantage VT Total Return Bond Fund                                     0.45      0.25     0.25**    0.95(9)

* The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2) Through April 30, 2008, the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.34% for AIM V.I. Capital
     Development Fund, Series II Shares.

(3) The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended Dec. 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

(4) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
     Investment Adviser has voluntarily agreed to limit "Other expenses"
     (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares. The
     Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(5) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
     Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(6) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(7) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.10% for RiverSource(R)
     Variable Portfolio - Mid Cap Growth Fund, 0.06% for RiverSource(R)
     Variable Portfolio - Select Value Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
     Fund, 0.04% for RiverSource(R) Variable Portfolio - Emerging Markets
     Fund, 0.11% for RiverSource(R) Variable Portfolio - Growth Fund, 0.01%
     for RiverSource(R) Variable Portfolio - Large Cap Equity Fund and 0.05% for RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(8) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.72% for RiverSource(R) Variable Portfolio - Global
     Inflation Protected Securities Fund, 1.00% for RiverSource(R) Variable
     Portfolio - Mid Cap Growth Fund, 0.495% for RiverSource(R) Variable
     Portfolio - S&P 500 Index Fund, 1.00% for RiverSource(R) Variable
     Portfolio - Select Value Fund and 1.20% for RiverSource(R) Variable
     Portfolio - Small Cap Value Fund.

(9) The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements, net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation
     Fund, 1.00% for Wells Fargo Advantage VT C&B Large Cap Value Fund, 1.00% for Wells Fargo Advantage VT Equity Income Fund, 1.00% for Wells Fargo
     Advantage VT International Core Fund, 1.00% for Wells Fargo Advantage VT
     Large Company Core Fund, 1.00% for Wells Fargo Advantage VT Large Company
     Growth Fund, 0.75% for Wells Fargo Advantage VT Money Market Fund, 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund and 0.90% for Wells
     Fargo Advantage VT Total Return Bond Fund.



9 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                             IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                       AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Contract Option L   $1,403.09   $2,528.67   $3,080.61   $6,329.45   $603.09   $1,828.67   $3,080.61   $6,329.45
Contract Option C      613.75    1,859.02    3,128.38    6,410.25    613.75    1,859.02    3,128.38    6,410.25

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR   3 YEARS    5 YEARS     10 YEARS
Contract Option L   $1,029.09   $1,406.05   $1,209.20   $2,591.32   $229.09   $706.05   $1,209.20   $2,591.32
Contract Option C      239.75      738.12    1,262.78    2,698.65    239.75    738.12    1,262.78    2,698.65

(1) In these examples, the $40 contract administrative charge is estimated as a .025% charge for Option L and .029% for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts under Appendix N.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.


10 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

     o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

     o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

     o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

     o PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the RiverSource Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.



11 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

     o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract --Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

     o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

     o    REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
          INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

          Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

          The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.



12 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

     o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

          o Compensating, training and educating investment professionals who sell the contracts.

          o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

          o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

          o Providing sub-transfer agency and shareholder servicing to contract owners.

          o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

          o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

          o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

          o Subaccounting, transaction processing, recordkeeping and administration.

     o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

     o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

          o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

          o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



13 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------
AIM V.I. Capital                Growth of capital. Invests principally     A I M Advisors, Inc.
Appreciation Fund,              in common stocks of companies likely to
Series II Shares                benefit from new or innovative products,
                                services or processes as well as those
                                with above-average long-term growth and
                                excellent prospects for future growth.
                                The fund can invest up to 25% of its
                                total assets in foreign securities that
                                involve risks not associated with
                                investing solely in the United States.

AIM V.I. Capital                Long-term growth of capital. Invests       A I M Advisors, Inc.
Development Fund,               primarily in securities (including
Series II Shares                common stocks, convertible securities
                                and bonds) of small- and medium-sized
                                companies. The Fund may invest up to 25%
                                of its total assets in foreign
                                securities.

AllianceBernstein               Long-term growth of capital. Invests       AllianceBernstein L.P.
VPS Growth and Income           primarily in the equity securities of
Portfolio (Class B)             domestic companies that the Advisor
                                deems to be undervalued.

AllianceBernstein               Long-term growth of capital. Invests       AllianceBernstein L.P.
VPS International Value         primarily in a diversified portfolio of
Portfolio (Class B)             equity securities of established
                                companies selected from more than 40
                                industries and from more than 40
                                developed and emerging market countries.

American Century                Long-term total return. To protect         American Century Investment
VP Inflation Protection,        against U.S. inflation.                    Management, Inc.
Class II

American Century                Long-term capital growth, with income as   American Century Investment
VP Value, Class II              a secondary objective. Invests primarily   Management, Inc.
                                in stocks of companies that management
                                believes to be undervalued at the time
                                of purchase.

Dreyfus Investment              Capital appreciation. The portfolio        The Dreyfus Corporation
Portfolios Technology           invests, under normal circumstances, at
Growth Portfolio,               least 80% of its assets in the stocks of
Service Shares                  growth companies of any size that
                                Dreyfus believes to be leading producers
                                or beneficiaries of technological
                                innovation. Up to 25% of the portfolio's
                                assets may be in foreign securities. The
                                portfolio's stock investments may
                                include common stocks, preferred stocks
                                and convertible securities.



14 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------
Dreyfus Variable                Long-term capital growth consistent with   The Dreyfus Corporation - Fayez
Investment Fund                 the preservation of capital. Its           Sarofim & Co. is the portfolio's
Appreciation Portfolio,         secondary goal is current income. To       sub-investment advisor
Service Shares                  pursue these goals, the portfolio
                                normally invests at least 80% of its
                                assets in common stocks. The portfolio
                                focuses on "blue chip" companies with
                                total market capitalizations of more
                                than $5 billion at the time of purchase,
                                including multinational companies. These
                                established companies have demonstrated
                                sustained patterns of profitability,
                                strong balance sheets, an expanding
                                global presence and the potential to
                                achieve predictable, above-average
                                earnings growth.

Fidelity(R) VIP Contrafund(R)   Long-term capital appreciation. Normally   Fidelity Management & ResearcH
Portfolio Service Class 2       invests primarily in common stocks.        Company (FMR), investment manager;
                                Invests in securities of companies whose   FMR U.K. and FMR Far East,
                                value it believes is not fully             sub-investment advisers.
                                recognized by the public. Invests in
                                either "growth" stocks or "value" stocks
                                or both. The fund invests in domestic
                                and foreign issuers.

Fidelity(R) VIP Mid Cap         Long-term growth of capital. Normally      Fidelity Management & Research
Portfolio Service Class 2       invests primarily in common stocks.        Company (FMR), investment manager;
                                Normally invests at least 80% of assets    FMR U.K., FMR Far East,
                                in securities of companies with medium     sub-investment advisers.
                                market capitalizations. May invest in
                                companies with smaller or larger market
                                capitalizations. Invests in domestic and
                                foreign issuers. The Fund invests in
                                either "growth" or "value" common stocks
                                or both.

Fidelity(R) VIP Overseas        Long-term growth of capital. Normally      Fidelity Management & Research
Portfolio Service Class 2       invests primarily in common stocks of      Company (FMR), investment manager;
                                foreign securities. Normally invests at    FMR U.K., FMR Far East,
                                least 80% of assets in non-U.S.            Fidelity International Investment
                                securities.                                Advisors (FIIA) and FIIA U.K.,
                                                                           sub-investment advisers.

FTVIPT Franklin Global          High total return. The Fund normally       Franklin Templeton Institutional, LLC,
Real Estate Securities          invests at least 80% of its net assets     adviser; Franklin Advisers, Inc.,
Fund - Class 2                  in investments of companies located        subadviser
                                anywhere in the world that operate in
                                the real estate sector.

(previously FTVIPT
Franklin Real Estate
Fund - Class 2)

FTVIPT Franklin Income          Maximize income while maintaining          Franklin Advisers, Inc.
Securities Fund - Class 2       prospects for capital appreciation. The
                                Fund normally invests in both equity and
                                debt securities. The Fund seeks income
                                by investing in corporate, foreign and
                                U.S. Treasury bonds as well as stocks
                                with dividend yields the manager
                                believes are attractive.

FTVIPT Templeton Global         High current income consistent with        Franklin Advisers, Inc.
Income Securities Fund -        preservation of capital, with capital
Class 2                         appreciation as a secondary
                                consideration. The Fund normally invests
                                mainly in debt securities of governments
                                and their political subdivisions and
                                agencies, supranational organizations
                                and companies located anywhere in the
                                world, including emerging markets.



15 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT               Long-term capital appreciation. The Fund   Goldman Sachs Asset
Mid Cap Value Fund -            invests, under normal circumstances, at    Management, L.P.
Institutional Shares            least 80% of its net assets plus any
                                borrowings for investment purposes
                                (measured at time of purchase) ( "Net
                                Assets ") in a diversified portfolio of
                                equity investments in mid-cap issuers
                                with public stock market capitalizations
                                (based upon shares available for trading
                                on an unrestricted basis) within the
                                range of the market capitalization of
                                companies constituting the Russell
                                Midcap(R) Value Index at the time of
                                investment. If the market capitalization
                                of a company held by the Fund moves
                                outside this range, the Fund may, but is
                                not required to, sell the securities.
                                The capitalization range of the Russell
                                Midcap (R) Value Index is currently
                                between $613 million and $18.3 billion.
                                Although the Fund will invest primarily
                                in publicly traded U.S. securities, it
                                may invest up to 25% of its Net Assets
                                in foreign securities, including
                                securities of issuers in countries with
                                emerging markets or economies ("emerging
                                countries") and securities quoted in
                                foreign currencies. The Fund may invest
                                in the aggregate up to 20% of its Net
                                Assets in companies with public stock
                                market capitalizations outside the range
                                of companies constituting the Russell
                                Midcap(R) Value Index at the time of
                                investment and in fixed-income
                                securities, such as government,
                                corporate and bank debt obligations.

Oppenheimer Global              Long-term capital appreciation. Invests    OppenheimerFunds, Inc.
Securities Fund/VA, Service     mainly in common stocks of U.S. and
Shares                          foreign issuers that are "growth-type"
                                companies, cyclical industries and
                                special situations that are considered
                                to have appreciation possibilities.

Oppenheimer Main Street         Capital appreciation. Invests mainly in    OppenheimerFunds, Inc.
Small Cap Fund/VA,              common stocks of small-capitalization
Service Shares                  U.S. companies that the fund's
                                investment manager believes have
                                favorable business trends or prospects.

Oppenheimer Strategic           High level of current income principally   OppenheimerFunds, Inc.
Bond Fund/VA,                   derived from interest on debt
Service Shares                  securities. Invests mainly in three
                                market sectors: debt securities of
                                foreign governments and companies, U.S.
                                government securities and lower-rated
                                high yield securities of U.S. and
                                foreign companies.

Putnam VT Health                Capital appreciation. The fund pursues     Putnam Investment Management, LLC
Sciences Fund -                 its goal by investing mainly in common
Class IB Shares                 stocks of companies in the health
                                sciences industries, with a focus on
                                growth stocks. Under normal
                                circumstances, the fund invests at least
                                80% of its net assets in securities of
                                (a) companies that derive at least 50%
                                of their assets, revenues or profits
                                from the pharmaceutical, health care
                                services, applied research and
                                development and medical equipment and
                                supplies industries, or (b) companies
                                Putnam Management thinks have the
                                potential for growth as a result of
                                their particular products, technology,
                                patents or other market advantages in
                                the health sciences industries.



16 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap             Capital appreciation. The fund pursues     Putnam Investment Management, LLC
Value Fund -                    its goal by investing mainly in common
Class IB Shares                 stocks of U.S. companies, with a focus
                                on value stocks. Under normal
                                circumstances, the fund invests at least
                                80% of its net assets in small companies
                                of a size similar to those in the
                                Russell 2000 Value Index.

RiverSource Variable            High level of current income while         RiverSource Investments, LLC
Portfolio - Diversified         attempting to conserve the value of the
Bond Fund                       investment for the longest period of
                                time. Under normal market conditions,
                                the Fund invests at least 80% of its net
                                assets in bonds and other debt
                                securities. At least 50% of the Fund's
                                net assets will be invested in
                                securities like those included in the
                                Lehman Brothers Aggregate Bond Index
                                (Index), which are investment grade and
                                denominated in U.S. dollars. The Index
                                includes securities issued by the U.S.
                                government, corporate bonds and
                                mortgage- and asset-backed securities.
                                Although the Fund emphasizes high- and
                                medium-quality debt securities, it will
                                assume some credit risk to achieve
                                higher yield and/or capital appreciation
                                by buying lower-quality (junk) bonds.

RiverSource Variable            High level of current income and, as a     RiverSource Investments, LLC
Portfolio - Diversified         secondary goal, steady growth of
Equity Income Fund              capital. Under normal market conditions,
                                the Fund invests at least 80% of its net
                                assets in dividend-paying common and
                                preferred stocks. The Fund may invest up
                                to 25% of its total assets in foreign
                                investments.

RiverSource Variable            Long-term capital growth. The Fund's       RiverSource Investments, LLC,
Portfolio - Emerging            assets are primarily invested in equity    adviser; Threadneedle International
Markets Fund                    securities of emerging market companies.   Limited, an indirect wholly-owned
                                Under normal market conditions, at least   subsidiary of Ameriprise Financial,
                                80% of the Fund's net assets will be       subadviser.
                                invested in securities of companies that
                                are located in emerging market
                                countries, or that earn 50% or more of
                                their total revenues from goods and
                                services produced in emerging market
                                countries or from sales made in emerging
                                market countries.

RiverSource Variable            Total return that exceeds the rate of      RiverSource Investments, LLC
Portfolio - Global Inflation    inflation over the long-term.
Protected Securities Fund       Non-diversified mutual fund that, under
                                normal market conditions, invests at
                                least 80% of its net assets in
                                inflation-protected debt securities.
                                These securities include
                                inflation-indexed bonds of varying
                                maturities issued by U.S. and foreign
                                governments, their agencies or
                                instrumentalities, and corporations.

RiverSource Variable            Long-term capital growth. Invests          RiverSource Investments, LLC
Portfolio - Growth Fund         primarily in common stocks and
                                securities convertible into common
                                stocks that appear to offer growth
                                opportunities. These growth
                                opportunities could result from new
                                management, market developments, or
                                technological superiority. The Fund may
                                invest up to 25% of its total assets in
                                foreign investments.



17 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------
RiverSource Variable            High current income, with capital growth   RiverSource Investments, LLC
Portfolio - High Yield          as a secondary objective. Under normal
Bond Fund                       market conditions, the Fund invests at
                                least 80% of its net assets in
                                high-yielding, high-risk corporate bonds
                                (junk bonds) issued by U.S. and foreign
                                companies and governments.

RiverSource Variable            Capital appreciation. Under normal         RiverSource Investments, LLC
Portfolio -Large                market conditions, the Fund invests at
Cap Equity Fund                 least 80% of its net assets in equity
                                securities of companies with market
                                capitalization greater than $5 billion
                                at the time of purchase.

RiverSource Variable            Growth of capital. Under normal market     RiverSource Investments, LLC
Portfolio - Mid Cap             conditions, the Fund invests at least
Growth Fund                     80% of its net assets at the time of
                                purchase in equity securities of mid
                                capitalization companies. The investment
                                manager defines mid-cap companies as
                                those whose market capitalization
                                (number of shares outstanding multiplied
                                by the share price) falls within the
                                range of the Russell Midcap(R) Growth
                                Index.

RiverSource Variable            Long-term capital appreciation. The Fund   RiverSource Investments, LLC
Portfolio - S&P 500             seeks to provide investment results that
Index Fund                      correspond to the total return (the
                                combination of appreciation and income)
                                of large-capitalization stocks of U.S.
                                companies. The Fund invests in common
                                stocks included in the Standard & Poor's
                                500 Composite Stock Price Index (S&P
                                500). The S&P 500 is made up primarily
                                of large-capitalization companies that
                                represent a broad spectrum of the U.S.
                                economy.

RiverSource Variable            Long-term growth of capital. Invests       RiverSource Investments, LLC, adviser;
Portfolio - Select              primarily in equity securities of mid      Systematic Financial Management, L.P.
Value Fund                      cap companies as well as companies with    and WEDGE Capital Management
                                larger and smaller market                  L.L.P., subadvisers
                                capitalizations. The Fund considers
                                mid-cap companies to be either those
                                with a market capitalization of up to
                                $10 billion or those whose market
                                capitalization falls within range of the
                                Russell 3000(R) Value Index.

RiverSource Variable            High level of current income and safety    RiverSource Investments, LLC
Portfolio - Short Duration      of principal consistent with investment
U.S. Government Fund            in U.S. government and government agency
                                securities. Under normal market
                                conditions, at least 80% of the Fund's
                                net assets are invested in securities
                                issued or guaranteed as to principal and
                                interest by the U.S. government, its
                                agencies or instrumentalities.

RiverSource Variable            Long-term capital appreciation. Under      RiverSource Investments, LLC, adviser;
Portfolio - Small Cap           normal market conditions, at least 80%     River Road Asset Management, LLC,
Value Fund                      of the Fund's net assets will be           Donald Smith & Co., Inc., Franklin
                                invested in small cap companies with       Portfolio Associates LLC and Barrow,
                                market capitalization, at the time of      Hanley, Mewhinney & Strauss, Inc.,
                                investment, of up to $2.5 billion or       subadvisers.
                                that fall within the range of the
                                Russell 2000 (R) Value Index.



18 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Van Kampen Life                 Capital growth and income through          Van Kampen Asset Management
Investment Trust                investments in equity securities,
Comstock Portfolio,             including common stocks, preferred
Class II Shares                 stocks and securities convertible into
                                common and preferred stocks. The
                                Portfolio emphasizes value style of
                                investing seeking well-established,
                                undervalued companies believed by the
                                Portfolio's investment adviser to
                                possess the potential for capital growth
                                and income.

Wanger U.S. Smaller             Long-term growth of capital. Invests       Columbia Wanger Asset
Companies                       primarily in stocks of small- and          Management, L.P.
                                medium-size U.S. companies with market
                                capitalizations of less than $5 billion
                                at time of initial purchase.

Wells Fargo Advantage           Long-term total return, consisting of      Wells Fargo Funds Management, LLC,
VT Asset Allocation Fund        capital appreciation and current income.   adviser; Wells Capital Management
                                We seek to achieve the Portfolio's         Incorporated, subadviser.
                                investment objective by allocating 60%
                                of its assets to equity securities and
                                40% of its assets to fixed income
                                securities.

Wells Fargo Advantage           Maximum long-term total return (current    Wells Fargo Funds Management, LLC,
VT C&B Large Cap                income and capital appreciation)           adviser; Cooke & Bieler, L.P.,
Value Fund                      consistent with minimizing risk to         subadviser.
                                principal. Invests principally in equity
                                securities of large-capitalization
                                companies, which they define as
                                companies with market capitalizations of
                                $3 billion or more. We manage a
                                relatively focused portfolio of 30 to 50
                                companies that enables them to provide
                                adequate diversification while allowing
                                the composition and performance of the
                                portfolio to behave differently than the
                                market.

Wells Fargo Advantage           Long-term capital appreciation and         Wells Fargo Funds Management, LLC,
VT Equity Income Fund           dividend income. Invests principally in    adviser; Wells Capital Management
                                equity securities of                       Incorporated, subadviser.
                                large-capitalization companies, which we
                                define as companies with market
                                capitalizations of $3 billion or more.

Wells Fargo Advantage           Long-term capital appreciation. Invests    Wells Fargo Funds Management, LLC,
VT International Core Fund      in equity securities of non-U.S.           adviser; Wells Capital Management
                                companies that we believe have strong      Incorporated, subadviser.
                                growth potential and offer good value
                                relative to similar investments. We
                                invest primarily in developed countries,
                                but may invest in emerging markets.

Wells Fargo Advantage           Total return comprised of long-term        Wells Fargo Funds Management, LLC,
VT Large Company Core Fund      capital appreciation and current income.   adviser; Matrix Asset Advisors, Inc.,
                                Invests principally in equity securities   subadviser.
                                of approximately 30 to 50
                                large-capitalization companies, the
                                majority of which pay dividends.
                                Large-capitalization companies are
                                defined as those with market
                                capitalizations of $3 billion or more.
                                We may also invest in equity securities
                                of foreign issuers through ADRs and
                                similar investments.



19 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                    INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage           Long-term capital appreciation. Invests    Wells Fargo Funds Management, LLC,
VT Large Company                principally in equity securities,          adviser; Peregrine Capital
Growth Fund                     focusing on approximately 30 to 50 large   Management, Inc., subadviser.
                                capitalization companies that we believe
                                have favorable growth potential.
                                However, we normally do not invest more
                                than 10% of the Fund's total assets in
                                the securities of a single issuer. We
                                define large-capitalization companies as
                                those with market capitalizations of $3
                                billion or more.

Wells Fargo Advantage           Current income, while preserving capital   Wells Fargo Funds Management, LLC,
VT Money Market Fund            and liquidity. We actively manage a        adviser; Wells Capital Management
                                portfolio of high-quality, short-term      Incorporated, subadviser.
                                U.S. dollar-denominated money market
                                instruments. We will only purchase First
                                Tier securities. These investments may
                                have fixed, floating, or variable rates
                                of interest and may be obligations of
                                U.S. or foreign issuers. We may invest
                                more than 25% of the Fund's total assets
                                in U.S. dollar-denominated obligations
                                of U.S. banks. Our security selection is
                                based on several factors, including
                                credit quality, yield and maturity,
                                while taking into account the Fund's
                                overall level of liquidity and average
                                maturity.

Wells Fargo Advantage           Long-term capital appreciation. Invests    Wells Fargo Funds Management, LLC,
VT Small Cap Growth Fund        principally in equity securities of        adviser; Wells Capital Management
                                small-capitalization companies that we     Incorporated, subadviser.
                                believe have above-average growth
                                potential. We define
                                small-capitalization companies as those
                                with market capitalizations at the time
                                of purchase of less than $2 billion.

Wells Fargo Advantage           Total return consisting of income and      Wells Fargo Funds Management, LLC,
VT Total Return Bond Fund       capital appreciation. Invests              adviser; Wells Capital Management
                                principally in investment-grade debt       Incorporated, subadviser.
                                securities, including U.S. Government
                                obligations, corporate bonds and
                                mortgage- and asset-backed securities.
                                Under normal circumstances, we expect to
                                maintain an overall dollar-weighted
                                average effective duration range between
                                4 and 5 1/2 years.



20 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the Guarantee Period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


21 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a new Portfolio Navigator model portfolio;

o amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

o reallocation or your contract value according to an updated Portfolio Navigator model portfolio;

o    amounts withdrawn for fees and charges; or

o    amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

               IF YOUR GPA RATE IS:                                  THE MVA IS:
         Less than the new GPA rate + 0.10%                            Negative
         Equal to the new GPA rate + 0.10%                               Zero
         Greater than the new GPA rate + 0.10%                         Positive

For examples, see Appendix A.

THE FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account.(1) The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Buying Your Contract" and "Making the Most of Your Contract -- Transfer policies").


(1) For Contract Option C, the one-year fixed account may not be available, or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.



22 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

DCA FIXED ACCOUNT

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

o    for the DCA fixed account and the one-year fixed account;

o    for the DCA fixed accounts with terms of differing length;

o for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account if available under your contract;

o for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

o for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

o    the DCA fixed account for a six month term;

o    the DCA fixed account for a twelve month term;

o    the Portfolio Navigator model portfolio in effect;

o if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

o to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

o    to the Portfolio Navigator model portfolio then in effect;

o if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


23 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the model portfolio in effect, or if no model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

o    contract Option L or Option C;

o GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

o    how you want to make purchase payments;

o    a beneficiary;

o    the optional Portfolio Navigator asset allocation program(1); and

o    one of the following Death Benefits:

     o    ROP Death Benefit

     o    MAV Death Benefit(2)

     o    5% Accumulation Death Benefit(2)

     o    Enhanced Death Benefit(2)

In addition, you may also select (if available in your state):

EITHER ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o    Accumulation Protector Benefit(SM) rider

o    Guarantor Withdrawal Benefit for Life(SM) rider(3),(4)

o    Income Assurer Benefit(SM) -- MAV rider(5)

o    Income Assurer Benefit(SM) -- 5% Accumulation Benefit Base rider(5)

o Income Assurer Benefit(SM) -- Greater of MAV or 5% Accumulation Benefit Base rider(5)

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

o    Benefit Protector(SM) Death Benefit rider(6)

o    Benefit Protector(SM) Plus Death Benefit rider(6)

(1) There is no additional charge for this feature

(2) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) Available if the annuitant is age 80 or younger at contract issue.

(4) In those states where the Guarantor Withdrawal Benefit for Life(SM) rider is not available, you may select the Guarantor(SM) Withdrawal Benefit rider which is available if you and the annuitant are age 79 or younger at contract issue.

(5) Available if the annuitant is age 75 or younger at contract issue.

(6) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.


24 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

This contract provides for allocations of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or to the subaccounts in even 1% increments subject to the required $1,000 required minimum investment for the GPAs. For Contract Option L, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

If your application is complete, we will process it and apply your purchase payment to the GPAs, the one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

o    no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the retirement date generally must be:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


25 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. See your contract and/or ask your investment professional for the actual terms of the contract you purchased.

MINIMUM INITIAL PURCHASE PAYMENT
    $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
    $50 for SIPs
    $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*:
    $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor Withdrawal Benefit for Life(SM) rider and the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


26 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

                                CONTRACT OPTION L   CONTRACT OPTION C
ROP Death Benefit                      1.55%              1.65%
MAV Death Benefit                      1.75               1.85
5% Accumulation Death Benefit          1.90               2.00
Enhanced Death Benefit                 1.95               2.05

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Contract Option C has no purchase payment withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge schedule applies to each purchase payment you make. The withdrawal charge lasts for four years (see "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract Option L includes the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider:

CONTRACT OPTION L WITHOUT GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER OR THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o    10% of the contract value on the prior contract anniversary(1); or

o    current contract earnings.

CONTRACT OPTION L WITH GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The TFA is the greatest of:

o    10% of the contract value on the prior contract anniversary(1);

o    current contract earnings; or

o the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

CONTRACT OPTION L WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o    10% of the contract value on the prior contract anniversary(1);

o    current contract earnings; or

o    the Remaining Benefit Payment.

(1) We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year.



27 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract Option L, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 4-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES FOR CONTRACT OPTION L

We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor Withdrawal Benefit for Life(SM) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to contract Option C.)

o withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period; and

o    death benefits.

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.



28 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC
PERIOD: Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal under this annuity payout plan we impose a withdrawal charge whether you have Contract Option L or Contract Option C. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period --Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the spousal continuation step up after we have exercised our right to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. We reserve the right to restart the waiting period whenever you elect to change your model portfolio to one that causes the rider charge to increase.

The fee does not apply after annuity payouts begin.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER FEE

We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value.


29 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Once you elect the Guarantor Withdrawal Benefit for Life(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(SM) rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor Withdrawal Benefit for Life(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

THIS FEE INFORMATION APPLIES TO BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.



30 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                              MAXIMUM   CURRENT
Income Assurer Benefit(SM) - MAV                                               1.50%    0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                      1.75     0.60 (1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base    2.00     0.65 (1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%,
     Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and
     Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.

We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) rider charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge and/or charge a separate charge for each model. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

For an example of how each Income Assurer Benefit(SM) fee is calculated, see Appendix B.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


31 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs;

o    plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    Guarantor Withdrawal Benefit for Life(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.

THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT IF AVAILABLE UNDER YOUR CONTRACT, AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

o the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account, and transfer amounts to the one-year fixed account (if included);

o    plus interest credited;

o minus the sum of amounts withdrawn (including any applicable withdrawal charges for Contract Option L) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    Guarantor Withdrawal Benefit for Life(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.


32 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial withdrawals;

o    withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

o    the contract administrative charge; and

o    the fee for any of the following optional benefits you have selected:

     o    Accumulation Protector Benefit(SM) rider;

     o    Guarantor Withdrawal Benefit for Life(SM) rider;

     o    Guarantor(SM) Withdrawal Benefit rider;

     o    Income Assurer Benefit(SM) rider;

     o    Benefit Protector(SM) rider; or

     o    Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o    changes in fund net asset value;

o    fund dividends distributed to the subaccounts;

o    fund capital gains or losses;

o    fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


33 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                   NUMBER
BY INVESTING AN EQUAL NUMBER            AMOUNT    ACCUMULATION    OF UNITS
OF DOLLARS EACH MONTH          MONTH   INVESTED    UNIT VALUE    PURCHASED
                                Jan      $100         $20           5.00
                                Feb       100          18           5.56
you automatically buy           Mar       100          17           5.88
more units when the
per unit market price is low    Apr       100          15           6.67
                                May       100          16           6.25
                                Jun       100          18           5.56
                                Jul       100          17           5.88
and fewer units                 Aug       100          19           5.26
when the per unit
market price is high            Sept      100          21           4.76
                                Oct       100          20           5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program" below).


34 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

ASSET ALLOCATION PROGRAM

For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

o reallocate your current model portfolio to an updated version of your current model portfolio; or

o    substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


35 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.

o GUARANTOR(SM) WITHDRAWAL BENEFIT(SM) RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE
     CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME
     THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described above for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.

The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective (underlying fund), and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased after May 1, 2006 includes an optional Accumulation Protector Benefit(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider (if available in your state, otherwise the Guarantor(SM) Withdrawal Benefit rider) or Income Assurer Benefit(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.


36 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.

In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios.

POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.

As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the


37 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

o no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.

In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(SM) rider, Guarantor Withdrawal Benefit for Life(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the Guarantor Withdrawal Benefit for Life(SM) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

o discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.

RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.


38 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.

PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER, GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(SM) RIDER

If you purchase the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor(SM) Withdrawal Benefit rider or the optional Income Assurer Benefit(SM) rider, you are required to participate in the PN program under the terms of each rider.

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

o GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER: The Guarantor Withdrawal Benefit for Life(SM) rider requires that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Guarantor Withdrawal Benefit for Life(SM) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: In those states where the Guarantor Withdrawal Benefit for Life(SM) rider is not available, you may purchase the Guarantor(SM) Withdrawal Benefit rider. Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate you contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.


39 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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OPTIONAL PN PROGRAM

If you do not select the optional Accumulation Protector Benefit(SM) rider, the optional Guarantor Withdrawal Benefit for Life(SM) rider, the optional Guarantor Withdrawal Benefit(SM) rider or the optional Income Assurer Benefit(SM) rider with your contract, you may elect to participate in the PN program.

You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.

You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. The PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date, or when your contract terminates for any reason.

TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the one-year fixed account (if included) to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. For Contract Option L, the amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value; transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. For Contract Option C, transfers out of the one-year fixed account may not be available or may be significantly limited. See your contract for the actual terms of the one-year fixed account you purchased. For both Contract Option L and Contract Option C, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")



40 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

o Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and the DCA fixed account.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S.
     mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.


41 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will be able to do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.



42 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your subaccounts, the one-year fixed account or GPAs or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA fixed account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals: $100 monthly
                          $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.


43 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan
E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs may reduce the value of certain death benefits and optional benefits (see "Taxes - Qualified Annuities - Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts and GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o    payable to owner;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     o the withdrawal amount includes a purchase payment check that has not cleared;

     o    the NYSE is closed, except for normal holiday and weekend closings;

     o    trading on the NYSE is restricted, according to SEC rules;

     o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     o the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.



44 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     o    you are at least age 59 1/2;

     o    you are disabled as defined in the Code;

     o    you severed employment with the employer who purchased the contract;
          or

     o    the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus riders, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM), the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o    ROP Death Benefit;

o    MAV Death Benefit

o    5% Accumulation Death Benefit

o    Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


45 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                                PW x DB
     ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = -------
                                                                                  CV

     PW = the partial withdrawal including any applicable withdrawal charge or MVA.

     DB = the death benefit on the date of (but prior to) the partial withdrawal

     CV = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b)  total payments made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

o plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

o minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                                    PWT x VAF
     5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED PARTIAL WITHDRAWALS = ---------
                                                                                        SV

     PWT = the amount transferred from the subaccounts or the DCA fixed account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts or the DCA fixed account.

     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

     SV = value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as
(a) times (b) where:

(a) is the amount of purchase payment in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the Variable Account Floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or the DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.


46 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1.   contract value; or

2.   total purchase payments minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals; or

3.   the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals; or

3.   the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals;

3.   the MAV on the date of death; or

4.   the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM), the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")


47 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death. Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM),the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
     70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

     o payouts begin no later than one year following the year of your death; and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

                                          THEN YOUR ACCUMULATION PROTECTOR
ON THE BENEFIT DATE, IF:                  BENEFIT(SM) RIDER BENEFIT IS:
----------------------------------------------------------------------------------
The Minimum Contract Accumulation Value   The contract value is increased on the
(defined below) as determined under the   benefit date to equal the Minimum
Accumulation Protector Benefit(SM)        Contract Accumulation Value as
rider is greater than your contract       determined under the Accumulation
value,                                    Protector Benefit(SM) rider on the
                                          benefit date.

The contract value is equal to or         Zero; in this case, the Accumulation
greater than the Minimum Contract         Protector Benefit(SM) rider ends without
Accumulation Value as determined under    value and no benefit is payable.
the Accumulation Protector Benefit(SM)
rider,

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.


48 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it, except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) rider may not be purchased with the optional Guarantor Withdrawal Benefit for Life(SM) rider, or the Guarantor(SM) Withdrawal Benefit rider or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) rider may not be available in all states.

You should consider whether a Accumulation Protector Benefit(SM) rider is appropriate for you because:

o you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts and GPAs (if included) and one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider;

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.


49 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.   80% of the contract value on the contract anniversary; or

2.   the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

     The rider will terminate before the benefit date without paying a benefit on the date:

     o    you take a full withdrawal; or

     o    annuitization begins; or

     o    the contract terminates as a result of the death benefit being paid.

     The rider will terminate on the benefit date.

For an example, see Appendix E.


50 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLEANNUITY -- PROSPECTUS

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

The Guarantor Withdrawal Benefit for Life(SM) rider is an optional benefit that you may select for an additional annual charge if:

o    you purchase your contract on or after May 1, 2006(1);

o    the rider is available in your state; and

o you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life(SM) rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life(SM) rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract --Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The Guarantor Withdrawal Benefit for Life(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA [under the basic withdrawal benefit] is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(SM) rider guarantees that you may take the following partial withdrawal amounts each contract year:


o After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

o During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

o During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;


51 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life(SM) rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

     (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below).Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

          (i) THERE ARE MULTIPLE CONTRACT OWNERS -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

          (ii) THE OWNER AND THE ANNUITANT ARE NOT THE SAME PERSONS -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

     (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero.If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

     (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

     (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(SM) rider will terminate.

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2


52 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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     may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix G for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(SM) rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(SM) rider, you may not elect an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider.

o NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life(SM) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.

For an example, see Appendix F.


KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER ARE DESCRIBED BELOW:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.


GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.


The GBA is determined at the following times, calculated as described:

o    AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBA that is associated with that RBA will also be set to zero.

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

     (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


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GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

o    AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBA initially set equal that payment's GBA.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a) LESS THAN OR EQUAL TO THE TOTAL RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

     (b) IS GREATER THAN THE TOTAL RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

o    AT CONTRACT ISSUE -- the GBP is established as 7% of the GBA value.

o AT EACH CONTRACT ANNIVERSARY -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the GBP associated with that RBA will also be reset to zero.


54 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A
     STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a)  LESS THAN OR EQUAL TO THE TOTAL RBP -- the GBP remains unchanged.

     (b) IS GREATER THAN THE TOTAL RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWAL -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

o AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment has its own RBP equal to that payment's GBP.

o AT STEP UP -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o AT SPOUSAL CONTINUATION -- (see "Spousal Option to Continue the Contract" heading below).

o WHEN AN INDIVIDUAL RBA IS REDUCED TO ZERO -- the RBP associated with that RBA will also be reset to zero.

o WHEN YOU MAKE ANY PARTIAL WITHDRAWAL -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o THE LATER OF THE CONTRACT EFFECTIVE DATE OR THE CONTRACT ANNIVERSARY DATE FOLLOWING THE DATE THE COVERED PERSON REACHES AGE 65 -- the ALP is established as 6% of the total RBA.

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o AT CONTRACT OWNERSHIP CHANGE -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).


55 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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o    WHEN YOU MAKE A PARTIAL WITHDRAWAL DURING THE WAITING PERIOD AND AFTER A
     STEP UP -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL AT ANY TIME AND THE AMOUNT WITHDRAWN
     IS:

     (a)  LESS THAN OR EQUAL TO THE RALP -- the ALP remains unchanged.

     (b) IS GREATER THAN THE RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o THE LATER OF THE CONTRACT EFFECTIVE DATE OR THE CONTRACT ANNIVERSARY DATE FOLLOWING THE DATE THE COVERED PERSON REACHES AGE 65, AND:

     (a) DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is established equal to 6% of purchase payments.

     (b)  AT ANY OTHER TIME -- the RALP is established equal to the ALP.

o AT THE BEGINNING OF EACH CONTRACT YEAR DURING THE WAITING PERIOD AND PRIOR TO ANY WITHDRAWALS -- the RALP is set equal to the total purchase payments, multiplied by 6%.

o    AT THE BEGINNING OF ANY OTHER CONTRACT YEAR -- the RALP is set equal to
     ALP.

o AT STEP UPS -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

o WHEN YOU MAKE ANY PARTIAL WITHDRAWAL -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

o    The RMD is the life expectancy RMD for this contract alone, and

o The RMD amount is based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

See Appendix G for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.


56 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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The annual step up is subject to the following rules:

o The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

o If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up and it is also possible for the RBA and GBA to step up even if the ALP and the RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o    The total RBP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o    The RALP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

     (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(SM) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o    The GBA, RBA, and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

o IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE DATE OF CONTINUATION -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE DATE OF CONTINUATION -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to equal to the ALP less all prior withdrawals made in the current contract year, but never less than zero.


57 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

o If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

     (a)  receive the remaining schedule of GBPs until the RBA equals zero; or

     (b) wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

     We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

     (a)  the remaining schedule of GBPs until the RBA equals zero; or

     (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

     We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

o    We will no longer accept additional purchase payments;

o    You will no longer be charged for the rider;

o    Any attached death benefit riders will terminate; and

o The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero, then the Guarantor Withdrawal Benefit for Life(SM) rider will terminate when the death benefit becomes payable (see "Benefits in Case of Death"). The beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).



58 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:

o IF THE ALP HAS NOT YET BEEN ESTABLISHED AND THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be established on the anniversary contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

o IF THE ALP HAS NOT YET BEEN ESTABLISHED BUT THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o IF THE ALP HAS BEEN ESTABLISHED BUT THE NEW COVERED PERSON HAS NOT YET REACHED AGE 65 AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to equal the ALP.

o IF THE ALP HAS BEEN ESTABLISHED AND THE NEW COVERED PERSON IS AGE 65 OR OLDER AS OF THE OWNERSHIP CHANGE DATE -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to equal the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.


59 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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RIDER TERMINATION

The Guarantor Withdrawal Benefit for Life(SM) rider cannot be terminated either by you or us except as follows:

1.   Annuity payouts under an annuity payout plan will terminate the rider.

2.   Termination of the contract for any reason will terminate the rider.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if:

o you purchase your contract on or after May 1, 2006(1),(2) in those states where the Guarantor Withdrawal Benefit for Life(SM) rider is not available(3);

o you and the annuitant are 79 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.

(2) The disclosures in this section also apply to contract owners who purchased this rider on or after April 29, 2005. In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix H for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.

(3) Ask your investment professional if this rider is available in your state.

You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP - the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o    the guaranteed benefit amount will be adjusted as described below; and

o    the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefit (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



60 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor(SM) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program and Portfolio Navigator Asset Allocation Program.");

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

     b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;


61 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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     c)   UNDER THE ORIGINAL RIDER IN A CONTRACT YEAR AFTER A STEP UP BUT
          BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     c) UNDER THE ORIGINAL RIDER AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" above). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.


62 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

o If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

o If you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

o The effective date of the elective step up is the valuation date we receive your written request to step up.

o The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

o    The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.



63 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o    The RBP will be reset as follows:

     (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o    you will be paid according to the annuity payout option described above;

o    we will no longer accept additional purchase payments;

o    you will no longer be charged for the rider;

o    any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate. For an example, see Appendix J.


64 WELL SFARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o    Income Assurer Benefit(SM) - MAV;

o    Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o    Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:

o you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, the one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program.");

o if you are purchasing the contract as a qualified annuity, such as an IRA, you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity;

o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period;

o the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator model portfolio to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)"); and

o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) rider you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Accumulation Protector Benefit,(SM) the Guarantor Withdrawal Benefit for Life(SM) and the Guarantor(SM) Withdrawal Benefit riders are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


65 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER
BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the RiverSource Variable Portfolio - Cash Management Fund and, if available under your contract, GPAs and one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) -5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)  is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the waiting period;

o    the annuitant on the retirement date must be between 50 to 86 years old;
     and

o you can only take an annuity payment in one of the following annuity payout plans:

     Plan A -- Life Annuity-No Refund;

     Plan B -- Life Annuity with Ten or Twenty Years Certain;

     Plan D -- Joint and Last Survivor Life Annuity-No Refund;

            -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
               or

     Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payment or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

o If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

o If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.


66 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate, for contracts purchased on or after May 1, 2006 and if available in your state(1). These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale and a 2.0% interest rate.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

       Pt-1 (1 + i)
     ----------------- = Pt
            1.05

        Pt-1       = prior annuity payout
        Pt         = current annuity payout
        i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.   contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b) total payments made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.   contract value less the market value adjusted excluded payments; or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


67 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.   contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payments withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payments in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from
     (a)].

This method is greater than a dollar-for-dollar reduction, and could potentially deplete the maximum benefit faster than the dollar-for-dollar reduction.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment accumulated at 5% for the number of full contract years they have been in the contract.


68 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.   the contract value;

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals;

3.   the MAV (described above); or

4.   the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals;

3.   the MAV, less market value adjusted excluded payments (described above);
     or

4. the 5% variable account floor, less 5% adjusted excluded payments (described above).

For an example of how benefits under each Income Assurer Benefit(SM) rider are calculated, see Appendix K.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date of death.

For an example, see Appendix L.


69 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to you contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for transfers, exchanges, or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(SM) Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o the benefits payable under the Benefit Protector(SM) described above, plus

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE     PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                         0%                                          0%
Three and Four                     10%                                       3.75%
Five or more                       20%                                        7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o    the ROP death benefit (see "Benefits in Case of Death") plus:

                 IF YOU AND THE ANNUITANT ARE UNDER                   IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD              OR OLDER ON THE RIDER EFFECTIVE DATE, ADD
One              Zero                                                 Zero
Two              40% x earnings at death (see above)                  15% x earnings at death
Three & Four     40% x (earnings at death + 25% of initial purchase   15% x (earnings at death + 25% of initial purchase
                 payment*)                                            payment*)
Five or more     40% x (earnings at death + 50% of initial purchase   15% x (earnings at death + 50% of initial purchase
                 payment*)                                            payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix M.


70 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract --Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM) rider.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(SM) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(SM) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


71 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

o    PLAN D

     o JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

     o JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(SM) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.55% and 8.15% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").

o GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor Withdrawal Benefit for Life Rider" or "Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


72 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account, the DCA fixed account, and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period
-- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) rider or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


73 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o    if it is allocable to an investment before Aug. 14, 1982; or

o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement funds are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS AND SEPS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under the Guarantor Withdrawal Benefit for Life(SM) or the Guarantor Withdrawal Benefit(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


74 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is an RMD as defined under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    because of your death;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only); or

o    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


75 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


76 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 6.0% each time a purchase payment is made for contract Option L and 1% for contract Option C. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

     o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

     o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

     o    providing service to contract owners; and

     o funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

o revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including withdrawal charges; and,

o fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


77 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

o The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

o To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



78 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


79 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                                           PAGE #
Appendix A: Example -- Market Value Adjustment (MVA)                    p.  81
Appendix B: Example -- Income Assurer Benefit(SM) Rider Fee             p.  83
Appendix C: Example -- Withdrawal Charges for Contract Option L         p.  84
Appendix D: Example -- Death Benefits                                   p.  87
Appendix E: Example -- Accumulation Protector Benefit(SM) Rider         p.  90
Appendix F: Example -- Guarantor Withdrawal Benefit for Life(SM) Rider  p.  92
Appendix G: Guarantor Withdrawal Benefit for Life(SM) Rider --
   Additional RMD Disclosure                                            p.  94
Appendix H: Example -- Guarantor(SM) Withdrawal Benefit --
   Rider B Disclosure                                                   p.  96
Appendix I: Guarantor(SM) Withdrawal Benefit Rider --
   Additional RMD Disclosure                                            p. 101
Appendix J: Example -- Guarantor(SM) Withdrawal Benefit Rider           p. 102
Appendix K: Example -- Income Assurer Benefit(SM) Riders                p. 104
Appendix L: Example -- Benefit Protector(SM) Death Benefit Rider        p. 109
Appendix M: Example -- Benefit Protector(SM) Plus Death Benefit Rider   p. 111
Appendix N: Condensed Financial Information (Unaudited)                 p. 113


CROSS-REFERENCE                                                         PAGE #
Guarantee Period Accounts (GPAs)                                        p.  21
Charges -- Income Assurer Benefit(SM) Rider Fee                         p.  31
Charges -- Withdrawal Charges                                           p.  27
Benefits in Case of Death                                               p.  45
Optional Benefits -- Accumulation Protector Benefit(SM) Rider           p.  48
Optional Benefits -- Guarantor Withdrawal Benefit for Life(SM) Rider    p.  51
Optional Benefits -- Guarantor Withdrawal Benefit for Life(SM) Rider    p.  51
Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider             p.  60
Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider             p.  60
Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider             p.  60
Optional Benefits -- Income Assurer Benefit(SM) Riders                  p.  65
Optional Benefits -- Benefit Protector(SM) Death Benefit Rider          p.  69
Optional Benefits -- Benefit Protector(SM) Plus Death Benefit Rider     p.  70
Condensed Financial Information (Unaudited)                             p.  10

The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through F and J through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


80 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                               1 + i
  EARLY WITHDRAWAL AMOUNT x [(--------------)(TO THE POWER OF n/12) - 1] = MVA
                               1 + j + .001

  Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

        j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

        n = number of months remaining in the current Guarantee Period
            (rounded up).


81 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                 1.030
$1,000 x [(-----------------)(TO THE POWER OF 84/12) - 1]= -$39.84
            1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                 1.030
$1,000 x [(-----------------)(TO THE POWER OF 84/12) - 1] = $27.61
            1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


82 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:

o You purchase the contract with a payment of $50,000 on May 1, 2006 and allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and

o on May 1, 2007 (the first contract anniversary) your total contract value is $55,545; and

o on May 1, 2008 (the second contract anniversary) your total contract value is $53,270.

WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:              $50,000
Contract value on the second anniversary:                         $53,270
Maximum Anniversary Value:                                        $55,545
-------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE   $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:              $50,000
Contract value on the second anniversary:                         $53,270
5% Variable Account Floor = 1.05 x 1.05 x $50,000                 $55,125
-------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME
BENEFIT BASE                                                      $55,125

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:              $50,000
Contract value on the second anniversary:                         $53,270
Maximum Anniversary Value:                                        $55,545
5% Variable Account Floor = 1.05 x 1.05 x $50,000                 $55,125
-------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION
GUARANTEED INCOME BENEFIT BASE                                    $55,545

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(SM) - MAV FEE =                                   0.30% x $55,545 = $166.64
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =          0.60% x $55,125 = $330.75
INCOME ASSURER BENEFIT(SM) - MAV OR 5% ACCUMULATION BENEFIT BASE FEE =   0.65% x $55,545 = $361.04


83 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES FOR CONTRACT OPTION L

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.   First, in each contract year, we withdraw amounts totaling:

     o up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

     o up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life(SM) rider, and the greater of your remaining annual lifetime payment and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

          PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for Contract Option L with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


84 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o    We receive a single $50,000 purchase payment on May 1, 2006; and

o    the contract anniversary date is May 1 each year; and

o you withdraw the contract for its total value on Nov. 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o    you have made no withdrawals prior to Nov. 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                  CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                     Contract Value at time of full withdrawal:       $60,000.00            $40,000.00
                                           Contract Value on prior anniversary:        58,000.00             42,000.00
STEP 1.   First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                        Current Contract Value:        60,000.00             40,000.00
                                   less purchase payment still in the contract:        50,000.00             50,000.00
                                                                                      ----------            ----------
                              Earnings in the contact (but not less than zero):        10,000.00                  0.00
STEP 2.   Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                      Earnings in the contract:        10,000.00                  0.00
                                 10% of the prior anniversary's Contract Value:         5,800.00              4,200.00
                                                                                      ----------            ----------
                                                                           TFA:        10,000.00              4,200.00
STEP 3.   Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

          PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

                 XSF = amount by which 10% of the prior anniversary's
                       contract value exceeds earnings                                      0.00              4,200.00
                 ACV = amount withdrawn in excess of earnings                          50,000.00             40,000.00
                  CV = total contract value just prior to current withdrawal           60,000.00             40,000.00
                 TFA = from Step 2                                                     10,000.00              4,200.00
               PPNPW = purchase payment not previously withdrawn                       50,000.00             50,000.00
STEP 4.   We then calculate the withdrawal charge as:
                                                                           PPW:        50,000.00             50,000.00
                                                                      less XSF:            (0.00)            (4,200.00)
                                                                                      ----------            ----------
                                  amount of PPW subject to a withdrawal charge:        50,000.00             45,800.00
                                      multiplied by the withdrawal charge rate:            x 6.0%                x 6.0%
                                                                                      ----------            ----------
                                                             withdrawal charge:         3,000.00              2,748.00
STEP 5.   The value you will receive as a result of your full withdrawal is determined as:

                                                      Contract Value withdrawn:        60,000.00             40,000.00
                                                             WITHDRAWAL CHARGE:        (3,000.00)            (2,748.00)
                               Contract charge (assessed upon full withdrawal):           (40.00)               (40.00)
                                                                                      ----------            ----------
                                                  NET FULL WITHDRAWAL PROCEEDS:       $56,960.00            $37,212.00


85 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION - FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o    We receive a single $50,000 purchase payment on May 1, 2006; and

o    the contract anniversary date is May 1 each year; and

o you request a partial withdrawal of $15,000 on Nov. 1, 2009, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o    you have made no withdrawals prior to Nov. 1, 2009.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                  CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                  Contract Value at time of partial withdrawal:       $60,000.00            $40,000.00
                                           Contract Value on prior anniversary:        58,000.00             42,000.00
STEP 1.   First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                        Current Contract Value:        60,000.00             40,000.00
                                   less purchase payment still in the contract:        50,000.00             50,000.00
                                                                                      ----------            ----------
                              Earnings in the contact (but not less than zero):        10,000.00                  0.00
STEP 2.   Next, we determine the TFA available in the contract as the greatest of the following values:

                                                      Earnings in the contract:        10,000.00                  0.00
                                 10% of the prior anniversary's Contract Value:         5,800.00              4,200.00
                                                                                      ----------            ----------
                                                                           TFA:        10,000.00              4,200.00
STEP 3.   Now we can determine how much of the purchase payment
          is being withdrawn (PPW) as:

          PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

                 XSF = amount by which 10% of the prior anniversary's
                       contract value exceeds earnings                                      0.00              4,200.00
                 ACV = amount withdrawn in excess of earnings                           5,319.15             15,897.93
                  CV = total contract value just prior to current withdrawal           60,000.00             40,000.00
                 TFA = from Step 2                                                     10,000.00              4,200.00
               PPNPW = purchase payment not previously withdrawn                       50,000.00             50,000.00
STEP 4.   We then calculate the withdrawal charge as:
                                                                           PPW:         5,319.15             19,165.51
                                                                      less XSF:            (0.00)            (4,200.00)
                                                                                      ----------            ----------
                                  amount of PPW subject to a withdrawal charge:         5,319.15             14,965.51
                                      multiplied by the withdrawal charge rate:            x 6.0%                x 6.0%
                                                                                      ----------            ----------
                                                             withdrawal charge:           319.15                897.93
STEP 5.   The value you will receive as a result of your full withdrawal is determined as:

                                                      Contract Value withdrawn:        15,319.15             15,897.93
                                                             WITHDRAWAL CHARGE:          (319.15)              (897.93)
                                                                                      ----------            ----------
                                                  NET FULL WITHDRAWAL PROCEEDS:       $15,000.00            $15,000.00


86 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $20,000 on July 1, 2006. You select contract Option L; and

o    on May 1, 2007 you make an additional purchase payment of $5,000; and

o on Oct. 1, 2007 the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and

o    on Oct. 1, 2008 the contract value grows to $23,000.

     WE CALCULATE THE ROP DEATH BENEFIT ON JULY 1, 2008 AS FOLLOWS:

     1. Contract value at death:                                                   $23,000.00
                                                                                   ==========
     2. Purchase payments minus adjusted partial withdrawals:
        Total purchase payments:                                                   $25,000.00
        minus adjusted partial withdrawals calculated as:
        $1,500 x $25,000
        ---------------- =                                                          -1,704.55
            $22,000                                                                ----------
        for a death benefit of:                                                    $23,295.45
                                                                                   ==========
     ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:            $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2007. You select contract Option L; and

o on May 1, 2007 (the first contract anniversary) the contract value grows to $26,000; and

o on July 1, 2007 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

     WE CALCULATE THE MAV DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:

     1. CONTRACT VALUE AT DEATH:                                                   $20,500.00
                                                                                   ==========
     2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
        Total purchase payments:                                                   $25,000.00
        minus adjusted partial withdrawals, calculated as:
        $1,500 x $25,000
        ---------------- =                                                          -1,704.55
             $22,000
                                                                                   ----------
        for a death benefit of:                                                    $23,295.45
                                                                                   ==========
     3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
        Greatest of your contract anniversary values:                              $26,000.00
        plus purchase payments made since the prior anniversary:                        +0.00
        minus the death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $26,000
        ---------------- =                                                          -1,772.73
             $22,000
                                                                                   ----------
        for a death benefit of:                                                    $24,227.27
                                                                                   ==========
THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
WHICH IS THE MAV:                                                                  $24,227.27


87 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2006 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on May 1, 2007 (the first contract anniversary), the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on July 1, 2007, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON JULY 1, 2007, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS FOLLOWS:

     1. CONTRACT VALUE AT DEATH:                                                   $ 22,800.00
                                                                                   ===========
     2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
           Total purchase payments:                                                $ 25,000.00
           minus adjusted partial withdrawals, calculated as:
           $1,500 x $25,000
           ---------------- =                                                        -1,543.21
              $24,300
                                                                                   -----------
           for a death benefit of:                                                 $ 23,456.79
                                                                                   ===========
     3. THE 5% VARIABLE ACCOUNT FLOOR:
           The variable account floor on May 1, 2007,
           calculated as: 1.05 x $20,000 =                                         $ 21,000.00
           plus amounts allocated to the subaccounts since that anniversary:             +0.00
           minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
           $1,500 x $21,000
           ---------------- =                                                       -$1,657.89
                $19,000
                                                                                   -----------
           variable account floor benefit:                                         $ 19,342.11
           plus the GPA value:                                                       +5,300.00
           5% variable account floor (value of the GPAs,one-year fixed account
           and the variable account floor):                                        $ 24,642.11
                                                                                   ===========

THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                    $ 24,642.11


88 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on May 1, 2006 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on May 1, 2007 (the first contract anniversary), the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200; and

o on July 1, 2007, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

     THE DEATH BENEFIT ON JULY 1, 2007, WHICH IS THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:

     1. CONTRACT VALUE AT DEATH:                                                        $22,800.00
                                                                                        ==========
     2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
        Total purchase payments:                                                        $25,000.00
        minus adjusted partial withdrawals, calculated as:
        $1,500 x $25,000
        ---------------- =                                                               -1,543.21
            $24,300
                                                                                        ----------
        for a ROP Death Benefit of:                                                     $23,456.79
                                                                                        ==========
     3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
        The MAV on the immediately preceding anniversary:                               $25,000.00
        plus purchase payments made since that anniversary:                                  +0.00
        minus adjusted partial withdrawals made since that
        anniversary, calculated as:
        $1,500 x $25,000
        ---------------- =                                                               -1,543.21
            $24,300
                                                                                        ----------
        for a MAV Death Benefit of:                                                     $23,456.79
                                                                                        ==========
     4. THE 5% VARIABLE ACCOUNT FLOOR:
        The variable account floor on May 1, 2007,
        calculated as: 1.05 x $20,000 =                                                 $21,000.00
        plus amounts allocated to the subaccounts since that anniversary:                    +0.00
        minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
        $1,500 x $21,000
        ---------------- =                                                              -$1,657.89
            $19,000                                                                     ----------
        variable account floor benefit:                                                 $19,342.11
        plus the GPA value:                                                              +5,300.00
        5% variable account floor (value of the GPAs and the variable account floor):   $24,642.11
                                                                                        ==========
EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE
ACCOUNT FLOOR:                                                                          $24,642.11


89 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

o You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o you do not exercise the elective step up option available under the rider; and

o    you do not change model portfolios.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.


                                                    HYPOTHETICAL   HYPOTHETICAL
CONTRACT                            MCAV ADJUSTED     ASSUMED        ASSUMED
DURATION   PURCHASE     PARTIAL        PARTIAL       NET RATE       CONTRACT
IN YEARS   PAYMENTS   WITHDRAWALS    WITHDRAWAL      OF RETURN        VALUE         MCAV
At Issue   $125,000     $  N/A        $  N/A             N/A         $125,000      $125,000
1                 0          0             0            12.0%         140,000       125,000
2                 0          0             0            15.0%         161,000       128,800(2)
3                 0          0             0             3.0%         165,830       132,664(2)
4                 0          0             0            -8.0%         152,564       132,664
5                 0      2,000         2,046           -15.0%         127,679       130,618
6                 0          0             0            20.0%         153,215       130,618
7                 0          0             0            15.0%         176,197       140,958(2)
8                 0      5,000         4,444           -10.0%         153,577       136,513
9                 0          0             0           -20.0%         122,862       136,513
10(1)             0          0             0           -12.0%         108,118       136,513

(1)  The APB benefit date.

(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


90 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

o You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

o    you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

o    you do not change asset allocation models.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.


              YEARS                                   MCAV      HYPOTHETICAL   HYPOTHETICAL
CONTRACT   REMAINING IN                             ADJUSTED      ASSUMED         ASSUMED
DURATION   THE WAITING    PURCHASE     PARTIAL       PARTIAL      NET RATE       CONTRACT
IN YEARS      PERIOD      PAYMENTS   WITHDRAWALS   WITHDRAWAL    OF RETURN         VALUE      MCAV
At Issue            10    $125,000    $  N/A        $  N/A            N/A        $125,000     $125,000
1                   10(2)        0         0             0           12.0%        140,000      140,000(3)
2                   10(2)        0         0             0           15.0%        161,000      161,000(3)
3                   10(2)        0         0             0            3.0%        165,830      165,830(3)
4                    9           0         0             0           -8.0%        152,564      165,830
5                    8           0     2,000         2,558          -15.0%        127,679      163,272
6                    7           0         0             0           20.0%        153,215      163,272
7                   10(2)        0         0             0           15.0%        176,197      176,197(3)
8                    9           0     5,000         5,556          -10.0%        153,577      170,642
9                    8           0         0             0          -20.0%        122,862      170,642
10                   7           0         0             0          -12.0%        108,118      170,642
11                   6           0         0             0            3.0%        111,362      170,642
12                   5           0         0             0            4.0%        115,817      170,642
13                   4           0     7,500        10,524            5.0%        114,107      160,117
14                   3           0         0             0            6.0%        120,954      160,117
15                   2           0         0             0           -5.0%        114,906      160,117
16                   1           0         0             0          -11.0%        102,266      160,117
17(1)                0           0         0             0           -3.0%         99,198      160,117

(1)  The APB benefit date.

(2)  The waiting period restarts when the elective step up is exercised.

(3) These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

o Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.


91 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000.

o    You are the sole owner and also the annuitant. You are age 60.

o    You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                   HYPOTHETICAL
CONTRACT                             ASSUMED             BASIC WITHDRAWAL BENEFIT           LIFETIME WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL     CONTRACT      ---------------------------------------   ---------------------------
IN YEARS   PAYMENTS   WITHDRAWALS     VALUE          GBA        RBA        GBP      RBP           ALP      RALP
At Issue   $100,000    $   N/A     $100,000       $100,000    $100,000    $7,000   $7,000       $  N/A    $  N/A
0.5               0      7,000       92,000        100,000      93,000     7,000        0          N/A       N/A
1                 0          0       91,000        100,000      93,000     7,000    7,000          N/A       N/A
1.5               0      7,000       83,000        100,000      86,000     7,000        0          N/A       N/A
2                 0          0       81,000        100,000      86,000     7,000    7,000          N/A       N/A
5                 0          0       75,000        100,000      86,000     7,000    7,000        5,160(1)  5,160(1)
5.5               0      5,160       70,000        100,000      80,840     7,000    1,840        5,160         0
6                 0          0       69,000        100,000      80,840     7,000    7,000        5,160     5,160
6.5               0      7,000       62,000        100,000      73,840     7,000        0        3,720(2)      0
7                 0          0       70,000        100,000      73,840     7,000    7,000        4,200     4,200
7.5               0     10,000       51,000         51,000(3)   51,000(3)  3,570        0        3,060(3)      0
8                 0          0       55,000         55,000      55,000     3,850    3,850        3,300     3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.

(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


92 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000.

o    You are the sole owner and also the annuitant. You are age 65.

o    You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                    HYPOTHETICAL                                                LIFETIME
CONTRACT                               ASSUMED            BASIC WITHDRAWAL BENEFIT          WITHDRAWAL BENEFIT
DURATION   PURCHASE     PARTIAL       CONTRACT     -------------------------------------    ------------------
IN YEARS   PAYMENTS   WITHDRAWALS       VALUE        GBA         RBA        GBP      RBP       ALP       RALP
At Issue   $100,000     $   N/A       $100,000     $100,000   $100,000    $7,000   $7,000    $6,000     $6,000
1                 0           0        105,000      105,000    105,000     7,350    7,000(1)  6,300      6,000(1)
2                 0           0        110,000      110,000    110,000     7,700    7,000(1)  6,600      6,000(1)
3                 0           0        110,000      110,000    110,000     7,700    7,700(2)  6,600      6,600(2)
3.5               0       6,600        110,000      110,000    103,400     7,700    1,100     6,600          0
4                 0           0        115,000      115,000    115,000     8,050    8,050     6,900      6,900
4.5               0       8,050        116,000      115,000    106,950     8,050        0     6,900(3)       0
5                 0           0        120,000      120,000    120,000     8,400    8,400     7,200      7,200
5.5               0      10,000        122,000      120,000(4) 110,000(4)  8,400        0     7,200(4)       0
6                 0           0        125,000      125,000    125,000     8,750    8,750     7,500      7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER -- ADDITIONAL RMD
DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to discontinue this administrative practice at any time upon 30 days' written notice to you.

For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

     o Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

     o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

     o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

     o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

     o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

     o Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

     o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

     o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

     o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

     o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)  determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit for Life(SM) rider is attached as of the date we make the determination; and

(3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

          1.   an individual retirement annuity (Section 408(b));

          2.   a Roth individual retirement account (Section 408A);

          3.   a Simplified Employee Pension plan (Section 408(k));

          4.   a tax-sheltered annuity rollover (Section 403(b)).


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In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


95 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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APPENDIX H: GUARANTOR(SM) WITHDRAWAL BENEFIT -- RIDER B DISCLOSURE

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if:

o    you purchased your contract prior to April 29, 2005(1),(2);

o    the rider was available in your state; and

o you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.

(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life(SM) and Guarantor(SM) Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.

You must elect the Guarantor(SM) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor(SM) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP - the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

o    the guaranteed benefit amount will be adjusted as described below; and

o    the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges --Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;

o TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o AT CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

     b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

     c) UNDER THE ORIGINAL RIDER IN A CONTRACT YEAR AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


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GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o AT CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o WHEN YOU MAKE ADDITIONAL PURCHASE PAYMENTS -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o AT STEP UP -- (see "Elective Step Up" and "Annual Step Up" headings below).

o    WHEN YOU MAKE A PARTIAL WITHDRAWAL:

     a) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE LESS THAN OR EQUAL TO THE GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     b) AND ALL OF YOUR WITHDRAWALS IN THE CURRENT CONTRACT YEAR, INCLUDING THE CURRENT WITHDRAWAL, ARE GREATER THAN THE GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

     c) UNDER THE ORIGINAL RIDER AFTER A STEP UP BUT BEFORE THE THIRD CONTRACT ANNIVERSARY -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


98 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

o if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

o if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

The effective date of the elective step up is the contract anniversary.

o The RBA will be increased to an amount equal to the contract anniversary value.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

o The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

o The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

o If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

o You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.



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The annual step up will be determined as follows:

o The RBA will be increased to an amount equal to the contract value on the step up date.

o The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

o The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

o    The RBP will be reset as follows:

     (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o    you will be paid according to the annuity payout option described above;

o    we will no longer accept additional purchase payments;

o    you will no longer be charged for the rider;

o    any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.


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APPENDIX I: GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER -- ADDITIONAL RMD
DISCLOSURE

For contract holders subject to RMD rules under Code Section 401(a)(9) the amount you withdraw each year from this contract to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the GBP on the date we calculated the ALERMDA, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the GBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal procedure described by the Guarantor(SM) Withdrawal Benefit rider.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)  determined by us each calendar year,

(2) based on the value of this contract alone on the date it is determined, and

(3) based on the company's understanding and interpretation of the requirements for the following types of plans under the Code as of the date of this prospectus:

     Life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

          1.   an individual retirement annuity (Code Section 408(b)),

          2.   a Roth individual retirement account (Code Section 408A),

          3.   a Simplified Employee Pension plan (Code Section 408(k)),

          4.   a 401K plan (Code Section 401(k)) (with our approval),

          5. custodial and investment only plans (Code Section 401(a)) (with our approval),

          6.   a tax-sheltered annuity rollover (Code Section 403(b)).

In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your Guarantor(SM) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your GBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. some ownerships by trusts and charities), the life expectancy required minimum distribution amount calculated by us will equal zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years for contracts not covered by the sections of the Code listed above as of the date of this prospectus.

Please consult your tax advisor about the impact of these rules prior to purchasing the Guarantor(SM) Withdrawal Benefit rider.


101 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H).

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000 on May 1, 2006; and

o    you select contract Option L.

     The Guaranteed Benefit Amount (GBA) equals your purchase payment:       $100,000
     The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
        0.07 x $100,000 =                                                    $  7,000
     The Remaining Benefit Amount (RBA) equals your purchase payment:        $100,000
     On May 1, 2007 the contract value grows to $110,000. You decide to step up your benefit.
     The RBA equals 100% of your contract value:                             $110,000
     The GBA equals 100% of your contract value:                             $110,000
     The GBP equals 7% of your stepped-up GBA:
        0.07 x $110,000 =                                                    $  7,700
     On Nov. 1, 2009 you decide to take a partial withdrawal of $7,700.
     You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
        $110,000 - $7,700 =                                                  $102,300
     The GBA equals the GBA immediately prior to the partial withdrawal:     $110,000
     The GBP equals 7% of your GBA:
        0.07 x $110,000 =                                                    $  7,700
     On May 1, 2010 you make an additional purchase payment of $50,000.
     The new RBA for the contract is equal to your prior RBA plus 100%
     of the additional purchase payment:
        $102,300 + $50,000 =                                                 $152,300
     The new GBA for the contract is equal to your prior GBA plus 100%
     of the additional purchase payment:
        $110,000 + $50,000 =                                                 $160,000
     The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
        $7,700 + $3,500 =                                                    $ 11,200
     On May 1, 2011 your contract value grows to $200,000. You decide to step up your benefit.
     The RBA equals 100% of your contract value:                             $200,000
     The GBA equals 100% of your contract value:                             $200,000
     The GBP equals 7% of your stepped-up GBA:
        0.07 x $200,000 =                                                    $ 14,000


102 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

     On Nov. 1, 2012 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your
     GBP of $14,000 so your RBA gets reset to the lesser of:
        (1) your contract value immediately following the partial
            withdrawal;
               $230,000 - $20,000 =                                          $210,000
        OR
        (2) your prior RBA less the amount of the partial withdrawal.
               $200,000 - $20,000 =                                          $180,000
     Reset RBA = lesser of (1) or (2) =                                      $180,000
     The GBA gets reset to the lesser of:
        (1) your prior GBA                                                   $200,000
        OR
        (2) your contract value immediately following the partial
            withdrawal;
               $230,000 - $20,000 =                                          $210,000
     Reset GBA = lesser of (1) or (2) =                                      $200,000
     The Reset GBP is equal to 7% of your Reset GBA:
        0.07 x $200,000 =                                                    $ 14,000
     On Nov. 1, 2013 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your
     GBP of $14,000 so your RBA gets reset to the lesser of:
        (1) your contract value immediately following the partial
            withdrawal;
               $175,000 - $25,000 =                                          $150,000
        OR
        (2) your prior RBA less the amount of the partial withdrawal.
               $180,000 - $25,000 =                                          $155,000
     Reset RBA = lesser of (1) or (2) =                                      $150,000
     The GBA gets reset to the lesser of:
        (1) your prior GBA;                                                  $200,000
        OR
        (2) your contract value immediately following the partial
            withdrawal;
               $175,000 - $25,000 =                                          $150,000
     Reset GBA = lesser of (1) or (2) =                                      $150,000
     The Reset GBP is equal to 7% of your Reset GBA:
        0.07 x $150,000 =                                                    $ 10,500


103 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS

The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.

ASSUMPTIONS:

o    You purchase the contract with a payment of $100,000 on July 1, 2006; and

o you invest all contract value in the subaccounts (protected investment options); and

o you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

o    the annuitant is male and age 55 at contract issue; and

o    the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                          ASSUMED                  MAXIMUM        GUARANTEED
 CONTRACT                CONTRACT   PURCHASE     ANNIVERSARY        INCOME
ANNIVERSARY               VALUE     PAYMENTS   VALUE (MAV)(1)   BENEFIT BASE(2)
-------------------------------------------------------------------------------
     1                   $108,000   $100,000      $108,000          $108,000
     2                    125,000       none       125,000           125,000
     3                    132,000       none       132,000           132,000
     4                    150,000       none       150,000           150,000
     5                     85,000       none       150,000           150,000
     6                    121,000       none       150,000           150,000
     7                    139,000       none       150,000           150,000
     8                    153,000       none       153,000           153,000
     9                    140,000       none       153,000           153,000
    10                    174,000       none       174,000           174,000
    11                    141,000       none       174,000           174,000
    12                    148,000       none       174,000           174,000
    13                    208,000       none       208,000           208,000
    14                    198,000       none       208,000           208,000
    15                    203,000       none       208,000           208,000

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


104 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                   STANDARD PROVISIONS                                       IAB - MAV PROVISIONS
              ---------------------------------------------------------------------------------------------------------------------
  CONTRACT                         NEW TABLE(1)          OLD TABLE(1)                          NEW TABLE(1)         OLD TABLE(1)
ANNIVERSARY       ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH     IAB - MAV     PLAN B - LIFE WITH   PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------------
10               $174,000            $  772.56             $  774.30         $174,000           $  772.56             $  774.30
11                141,000               641.55                642.96          174,000              791.70                793.44
12                148,000               691.16                692.64          174,000              812.58                814.32
13                208,000               996.32                998.40          208,000              996.32                998.40
14                198,000               974.16                976.14          208,000            1,023.36              1,025.44
15                203,000             1,025.15              1,027.18          208,000            1,050.40              1,052.48

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                          STANDARD PROVISIONS                                      IAB - MAV PROVISIONS
             ------------------------------------------------------------------------------------------------------------------
                                                                                            NEW TABLE(1)
  CONTRACT                        NEW TABLE(1)           OLD TABLE(1)                      PLAN D - LAST       OLD TABLE(1)
ANNIVERSARY      ASSUMED         PLAN D - LAST           PLAN D - LAST       IAB - MAV        SURVIVOR        PLAN D - LAST
AT EXERCISE  CONTRACT VALUE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)  BENEFIT BASE     NO REFUND(2)  SURVIVOR NO REFUND(2)
-----------------------------------------------------------------------------------------  -------------  ---------------------
10              $174,000            $629.88                $622.92           $174,000         $629.88            $622.92
11               141,000             521.70                 516.06            174,000          643.80             636.84
12               148,000             559.44                 553.52            174,000          657.72             650.76
13               208,000             807.04                 796.64            208,000          807.04             796.64
14               198,000             786.06                 778.14            208,000          825.76             817.44
15               203,000             826.21                 818.09            208,000          846.56             838.24

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


105 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                         GUARANTEED
                                                           INCOME
               ASSUMED                                 BENEFIT BASE -
  CONTRACT    CONTRACT   PURCHASE   5% ACCUMULATION   5% ACCUMULATION
ANNIVERSARY     VALUE    PAYMENTS   BENEFIT BASE(1)   BENEFIT BASE(2)
---------------------------------------------------------------------
 1            $108,000   $100,000       $105,000         $108,000
 2             125,000       none        110,250          125,000
 3             132,000       none        115,763          132,000
 4             150,000       none        121,551          150,000
 5              85,000       none        127,628          127,628
 6             121,000       none        134,010          134,010
 7             139,000       none        140,710          140,710
 8             153,000       none        147,746          153,000
 9             140,000       none        155,133          155,133
10             174,000       none        162,889          174,000
11             141,000       none        171,034          171,034
12             148,000       none        179,586          179,586
13             208,000       none        188,565          208,000
14             198,000       none        197,993          198,000
15             203,000       none        207,893          207,893

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed
     Income Benefit Base -5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                STANDARD PROVISIONS                                          IAB - 5% RF PROVISIONS
              ---------------------------------------------------------------------------------------------------------------------
  CONTRACT                          NEW TABLE(1)         OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY       ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH    IAB - 5% RF    PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------------
10               $174,000            $  772.56             $  774.30         $174,000          $  772.56              $  774.30
11                141,000               641.55                642.96          171,034             778.20                 779.91
12                148,000               691.16                692.64          179,586             838.66                 840.46
13                208,000               996.32                998.40          208,000             996.32                 998.40
14                198,000               974.16                976.14          198,000             974.16                 976.14
15                203,000             1,025.15              1,027.18          207,893           1,049.86               1,051.94

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.



106 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                           STANDARD PROVISIONS                          IAB - 5% RF PROVISIONS
              ---------------------------------------------------------------------------------------------
                                NEW TABLE(1)    OLD TABLE(1)                   NEW TABLE(1)    OLD TABLE(1)
 CONTRACT                      PLAN D - LAST   PLAN D - LAST                  PLAN D - LAST   PLAN D - LAST
ANNIVERSARY       ASSUMED        SURVIVOR         SURVIVOR      IAB - 5% RF     SURVIVOR        SURVIVOR
AT EXERCISE   CONTRACT VALUE    NO REFUND(2)    NO REFUND(2)   BENEFIT BASE    NO REFUND(2)   NO REFUND(2)
-----------------------------------------------------------------------------------------------------------
    10           $174,000         $629.88         $622.92        $174,000        $629.88         $622.92
    11            141,000          521.70          516.06         171,034         632.83          625.98
    12            148,000          559.44          553.52         179,586         678.83          671.65
    13            208,000          807.04          796.64         208,000         807.04          796.64
    14            198,000          786.06          778.14         198,000         786.06          778.14
    15            203,000          826.21          818.09         207,893         846.12          837.81

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                      GUARANTEED
                                                                        INCOME
                                                                    BENEFIT BASE -
                                                                      GREATER OF
              ASSUMED                 MAXIMUM                          MAV OR 5%
 CONTRACT     CONTRACT   PURCHASE   ANNIVERSARY   5% ACCUMULATION   ACCUMULATION
ANNIVERSARY    VALUE     PAYMENTS     VALUE(1)    BENEFIT BASE(1)   BENEFIT BASE(2)
-----------------------------------------------------------------------------------
     1        $108,000   $100,000    $108,000         $105,000         $108,000
     2         125,000       none     125,000          110,250          125,000
     3         132,000       none     132,000          115,763          132,000
     4         150,000       none     150,000          121,551          150,000
     5          85,000       none     150,000          127,628          150,000
     6         121,000       none     150,000          134,010          150,000
     7         139,000       none     150,000          140,710          150,000
     8         153,000       none     153,000          147,746          153,000
     9         140,000       none     153,000          155,133          155,133
    10         174,000       none     174,000          162,889          174,000
    11         141,000       none     174,000          171,034          174,000
    12         148,000       none     174,000          179,586          179,586
    13         208,000       none     208,000          188,565          208,000
    14         198,000       none     208,000          197,993          208,000
    15         203,000       none     208,000          207,893          208,000

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)  The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
     Benefit Base is a calculated number, not an amount that can be withdrawn.
     The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation
     Benefit Base does not create contract value or guarantee the performance of any investment option.


107 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                            STANDARD PROVISIONS                           IAB - MAX PROVISIONS
              ---------------------------------------------------------------------------------------------
                                NEW TABLE(1)    OLD TABLE(1)                   NEW TABLE(1)    OLD TABLE(1)
  CONTRACT                     PLAN B - LIFE   PLAN B - LIFE                  PLAN B - LIFE   PLAN B - LIFE
ANNIVERSARY       ASSUMED      WITH 10 YEARS   WITH 10 YEARS     IAB - MAX    WITH 10 YEARS   WITH 10 YEARS
AT EXERCISE   CONTRACT VALUE     CERTAIN(2)      CERTAIN(2)    BENEFIT BASE     CERTAIN(2)      CERTAIN(2)
-----------------------------------------------------------------------------------------------------------
    10           $174,000        $  772.56       $  774.30       $174,000       $  772.56       $  774.30
    11            141,000           641.55          642.96        174,000          791.70          793.44
    12            148,000           691.16          692.64        179,586          838.66          840.46
    13            208,000           996.32          998.40        208,000          996.32          998.40
    14            198,000           974.16          976.14        208,000        1,023.36        1,025.44
    15            203,000         1,025.15        1,027.18        208,000        1,050.40        1,052.48

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                              STANDARD PROVISIONS                          IAB - MAX PROVISIONS
              ---------------------------------------------------------------------------------------------
                                NEW TABLE(1)    OLD TABLE(1)                   NEW TABLE(1)    OLD TABLE(1)
  CONTRACT                     PLAN D - LAST   PLAN D - LAST                  PLAN D - LAST   PLAN D - LAST
ANNIVERSARY       ASSUMED         SURVIVOR       SURVIVOR        IAB - MAX      SURVIVOR        SURVIVOR
AT EXERCISE   CONTRACT VALUE    NO REFUND(2)    NO REFUND(2)   BENEFIT BASE    NO REFUND(2)    NO REFUND(2)
-----------------------------------------------------------------------------------------------------------
     10          $174,000         $629.88         $622.92        $174,000        $629.88        $622.92
     11           141,000          521.70          516.06         174,000         643.80         636.84
     12           148,000          559.44          553.52         179,586         678.83         671.65
     13           208,000          807.04          796.64         208,000         807.04         796.64
     14           198,000          786.06          778.14         208,000         825.76         817.44
     15           203,000          826.21          818.09         208,000         846.56         838.24

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000
     Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual
     Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


108 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2006 and you and the annuitant are under age 70; and

o you select contract Option L with the MAV Death Benefit and the seven-year withdrawal charge schedule.

     On Nov.1, 2006 the contract value grows to $105,000. The MAV Death Benefit on Nov.1, 2006 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

     On May 1, 2007 the contract value grows to $110,000. The death benefit on May 1, 2007 equals:

        MAV death benefit (contract value):                                      $110,000
        plus the Benefit Protector(SM) benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                             +4,000
                                                                                 --------
     Total death benefit of:                                                     $114,000

     On May 1, 2008 the contract value falls to $105,000. The death benefit on May 1, 2008 equals:

        MAV death benefit (MAV):                                                 $110,000
        plus the Benefit Protector(SM) benefit (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                                             +4,000
                                                                                 --------
     Total death benefit of:                                                     $114,000

     On June 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2007 equals:

        MAV Death Benefit (MAV adjusted for partial withdrawals):                 $57,619
        plus the Benefit Protector(SM) benefit (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                               +1,048
                                                                                 --------
     Total death benefit of:                                                      $58,667

     On May 1, 2009 the contract value falls to $40,000. The death benefit on May 1, 2009 equals the death benefit on June 1, 2008. The reduction in contract value has no effect.

     On May 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on May 1, 2015 equals:

        MAV Death Benefit (contract value):                                      $200,000
        plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                      +55,000
                                                                                 --------
     Total death benefit of:                                                     $255,000


109 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

     On Nov.1, 2015 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on Nov.1, 2015 equals:

        MAV Death Benefit (contract value):                                      $250,000
        plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                      +55,000
                                                                                 --------
     Total death benefit of:                                                     $305,000

     On Nov.1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on Nov.1, 2016 equals:

        MAV Death Benefit (contract value):                                      $250,000
        plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
        0.40 x ($250,000 - $105,000) =                                            +58,000
                                                                                 --------
     Total death benefit on Nov.1, 2016 of:                                      $308,000


110 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on May 1, 2006 and you and the annuitant are under age 70; and

o you select contract Option L with the MAV Death Benefit and the seven-year withdrawal charge schedule.

     On Nov.1, 2006 the contract value grows to $105,000. The MAV Death Benefit on Nov.1, 2006 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

     On May 1, 2007 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on May 1, 2007 equals:

        MAV Death Benefit (contract value):                                      $110,000
        plus the Benefit Protector(SM) benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                             +4,000
                                                                                 --------
     Total death benefit of:                                                     $114,000

     On May 1, 2008 the contract value falls to $105,000. The death benefit on May 1, 2008 equals:

        MAV Death Benefit (MAV):                                                 $110,000
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                             +4,000
        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $100,000 =                           +10,000
                                                                                 --------
     Total death benefit of:                                                     $124,000

     On June 1, 2008 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously wit100,000a- $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on June 1, 2008 equals:

        MAV Death Benefit (MAV adjusted for partial withdrawals):                 $57,619
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                               +1,048
        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $55,000 =                             +5,500
                                                                                  -------
     Total death benefit of:                                                      $64,167

     On May 1, 2009 the contract value falls to $40,000. The death benefit on May 1, 2009 equals the death benefit calculated on June 1, 2008. The reduction in contract value has no effect.


111 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

     On May 1, 2015 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on May 1, 2015 equals:

        MAV Death Benefit (contract value):                                      $200,000
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old                       +55,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                            +11,000
                                                                                 --------
     Total death benefit of:                                                     $266,000

     On Nov.1, 2015 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on Nov.1, 2015 equals:

        MAV Death Benefit (contract value):                                      $250,000
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old                       +55,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                            +11,000
                                                                                 --------
     Total death benefit of:                                                     $316,000

     On Nov.1, 2016 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on Nov.1, 2016 equals:

        MAV Death Benefit (contract value):                                      $250,000
        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
        0.40 x ($250,000 - $105,000) =                                            +58,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                            +11,000
                                                                                 --------
     Total death benefit on Nov.1, 2016 of:                                      $319,000


112 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX N: CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                        2006     2005     2004   2003   2002   2001   2000
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (3/1/2002)
Accumulation unit value at beginning of period                           $  1.12  $  1.05  $ 1.00  $0.79  $1.00     --     --
Accumulation unit value at end of period                                 $  1.16  $  1.12  $ 1.05  $1.00  $0.79     --     --
Number of accumulation units outstanding at end of period (000             3,472      324     329    238     --     --     --
omitted)
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/30/2002)
Accumulation unit value at beginning of period                           $  1.52  $  1.42  $ 1.25  $0.94  $1.00     --     --
Accumulation unit value at end of period                                 $  1.74  $  1.52  $ 1.42  $1.25  $0.94     --     --
Number of accumulation units outstanding at end of period (000 omitted)      147      153     163     29     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
(8/30/2002)
Accumulation unit value at beginning of period                           $  1.39  $  1.35  $ 1.24  $0.95  $1.00     --     --
Accumulation unit value at end of period                                 $  1.60  $  1.39  $ 1.35  $1.24  $0.95     --     --
Number of accumulation units outstanding at end of period (000 omitted)      167      189     109     52      8     --     --
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
(4/30/2004)
Accumulation unit value at beginning of period                           $  1.37  $  1.20  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                 $  1.82  $  1.37  $ 1.20     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)   15,378    8,725   1,580     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                           $  1.05  $  1.05  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                 $  1.05  $  1.05  $ 1.05     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)   25,472   20,290   3,919     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                           $  1.12  $  1.09  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                 $  1.31  $  1.12  $ 1.09     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)       88       26      18     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO,
SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $  1.05  $  1.03  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                 $  1.07  $  1.05  $ 1.03     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)    7,113    2,763     500     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO,
SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $  1.05  $  1.03  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                 $  1.20  $  1.05  $ 1.03     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)        1        1       1     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (8/30/2002)
Accumulation unit value at beginning of period                           $  1.58  $  1.38  $ 1.22  $0.97  $1.00     --     --
Accumulation unit value at end of period                                 $  1.74  $  1.58  $ 1.38  $1.22  $0.97     --     --
Number of accumulation units outstanding at end of period (000 omitted)   45,089   16,531   3,067    152     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period                           $  1.81  $  1.56  $ 1.27  $0.94  $1.06  $1.00     --
Accumulation unit value at end of period                                 $  2.00  $  1.81  $ 1.56  $1.27  $0.94  $1.06     --
Number of accumulation units outstanding at end of period (000 omitted)    7,570    3,100   1,208    722    290     13     --
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                           $  1.28  $  1.10  $ 1.00     --     --     --     --
Accumulation unit value at end of period                                 $  1.49  $  1.28  $ 1.10     --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)    4,843    4,036   1,573     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/3/2000)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                           $  2.42  $  2.17  $ 1.68  $1.26  $1.25  $1.18  $1.00
Accumulation unit value at end of period                                 $  2.87  $  2.42  $ 2.17  $1.68  $1.26  $1.25  $1.18
Number of accumulation units outstanding at end of period (000 omitted)      527      512     421    292    334    125      6
-----------------------------------------------------------------------------------------------------------------------------



113 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                        2006    2005    2004    2003    2002   2001   2000
-----------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                           $  1.39  $ 1.39  $ 1.24  $ 0.96  $0.98  $0.99  $1.00
Accumulation unit value at end of period                                 $  1.61  $ 1.39  $ 1.39  $ 1.24  $0.96  $0.98  $0.99
Number of accumulation units outstanding at end of period
(000 omitted)                                                              2,743   2,554   2,119   1,118    777    413    157
-----------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2
(4/30/2004)
Accumulation unit value at beginning of period                           $  1.11  $ 1.16  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  1.23  $ 1.11  $ 1.16      --     --     --     --
Number of accumulation units outstanding at end of period
(000 omitted)                                                             23,082   7,734   1,493      --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (3/3/2000)
Accumulation unit value at beginning of period                           $  2.53  $ 2.28  $ 1.84  $ 1.46  $1.56  $1.41  $1.00
Accumulation unit value at end of period                                 $  2.88  $ 2.53  $ 2.28  $ 1.84  $1.46  $1.56  $1.41
Number of accumulation units outstanding at end of period (000 omitted)    9,377   4,128   1,284     550    386    321     60
-----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/1/2002)
Accumulation unit value at beginning of period                           $  1.42  $ 1.27  $ 1.08  $ 0.77  $1.00     --     --
Accumulation unit value at end of period                                 $  1.64  $ 1.42  $ 1.27  $ 1.08  $0.77     --     --
Number of accumulation units outstanding at end of period (000 omitted)      683     680     562     136     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (7/31/2002)
Accumulation unit value at beginning of period                           $  1.70  $ 1.58  $ 1.35  $ 0.95  $1.00     --     --
Accumulation unit value at end of period                                 $  1.92  $ 1.70  $ 1.58  $ 1.35  $0.95     --     --
Number of accumulation units outstanding at end of period (000 omitted)      168     168     143      64     18     --     --
-----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/1/2002)
Accumulation unit value at beginning of period                           $  1.27  $ 1.26  $ 1.18  $ 1.03  $1.00     --     --
Accumulation unit value at end of period                                 $  1.34  $ 1.27  $ 1.26  $ 1.18  $1.03     --     --
Number of accumulation units outstanding at end of period (000 omitted)   21,466   9,445   2,076     137      5     --     --
-----------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (5/1/2002)
Accumulation unit value at beginning of period                           $  1.14  $ 1.02  $ 0.97  $ 0.84  $1.00     --     --
Accumulation unit value at end of period                                 $  1.15  $ 1.14  $ 1.02  $ 0.97  $0.84     --     --
Number of accumulation units outstanding at end of period (000 omitted)      162     175     177     188     73     --     --
-----------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                           $  1.25  $ 1.18  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  1.44  $ 1.25  $ 1.18      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)    5,948      89       5      --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (3/1/2002)
Accumulation unit value at beginning of period                           $  1.07  $ 1.07  $ 1.04  $ 1.01  $1.00     --     --
Accumulation unit value at end of period                                 $  1.10  $ 1.07  $ 1.07  $ 1.04  $1.01     --     --
Number of accumulation units outstanding at end of period (000 omitted)   33,990   1,077     842     152     40     --     --
-----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND
(3/3/2000)
Accumulation unit value at beginning of period                           $  1.55  $ 1.39  $ 1.20  $ 0.86  $1.08  $1.08  $1.00
Accumulation unit value at end of period                                 $  1.83  $ 1.55  $ 1.39  $ 1.20  $0.86  $1.08  $1.08
Number of accumulation units outstanding at end of period (000 omitted)   27,624   9,764     608     392    325    144     40
-----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (4/30/2004)
Accumulation unit value at beginning of period                           $  1.54  $ 1.17  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  2.02  $ 1.54  $ 1.17      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)    9,010   5,172   1,070      --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED
SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                           $  1.00      --      --      --     --     --     --
Accumulation unit value at end of period                                 $  1.02      --      --      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)   26,599      --      --      --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                           $  1.14  $ 1.07  $ 1.00      --     --     --     --
Accumulation unit value at end of period                                 $  1.25  $ 1.14  $ 1.07      --     --     --     --
Number of accumulation units outstanding at end of period (000 omitted)       --      --      --      --     --     --     --
-----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (3/3/2000)
Accumulation unit value at beginning of period                           $  1.14  $ 1.12  $ 1.02  $ 0.83  $0.90  $0.87  $1.00
Accumulation unit value at end of period                                 $  1.25  $ 1.14  $ 1.12  $ 1.02  $0.83  $0.90  $0.87
Number of accumulation units outstanding at end of period (000 omitted)    8,935   4,144     855     325     80     90      8
-----------------------------------------------------------------------------------------------------------------------------



114 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                        2006    2005     2004    2003    2002    2001    2000
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/3/2000)
Accumulation unit value at beginning of period                           $  0.70  $  0.67  $ 0.65  $ 0.51  $ 0.67  $ 0.83  $ 1.00
Accumulation unit value at end of period                                 $  0.80  $  0.70  $ 0.67  $ 0.65  $ 0.51  $ 0.67  $ 0.83
Number of accumulation units outstanding at end of period (000 omitted)   15,807   17,584   7,616      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (8/30/2002)
Accumulation unit value at beginning of period                           $  1.42  $  1.31  $ 1.22  $ 1.02  $ 1.00      --      --
Accumulation unit value at end of period                                 $  1.40  $  1.42  $ 1.31  $ 1.22  $ 1.02      --      --
Number of accumulation units outstanding at end of period (000 omitted)      708      735     335      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                           $  1.11  $  1.08  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                 $  1.26  $  1.11  $ 1.08      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)      227      227     174      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                           $  1.08  $  1.10  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                 $  1.24  $  1.08  $ 1.10      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)        8        8       2      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND
(3/3/2000)
Accumulation unit value at beginning of period                           $  1.13  $  1.13  $ 1.14  $ 1.14  $ 1.10  $ 1.05  $ 1.00
Accumulation unit value at end of period                                 $  1.15  $  1.13  $ 1.13  $ 1.14  $ 1.14  $ 1.10  $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)    5,084    3,085   1,544   1,019     864     413      65
---------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (5/1/2002)
Accumulation unit value at beginning of period                           $  1.31  $  1.26  $ 1.07  $ 0.79  $ 1.00      --      --
Accumulation unit value at end of period                                 $  1.55  $  1.31  $ 1.26  $ 1.07  $ 0.79      --      --
Number of accumulation units outstanding at end of period (000 omitted)   10,097    9,125   1,935      72      20      --      --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES
(8/30/2002)
Accumulation unit value at beginning of period                           $  1.49  $  1.45  $ 1.26  $ 0.98  $ 1.00      --      --
Accumulation unit value at end of period                                 $  1.70  $  1.49  $ 1.45  $ 1.26  $ 0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)   36,888   18,912   3,700      73      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                           $  1.26  $  1.15  $ 1.00      --      --      --      --
Accumulation unit value at end of period                                 $  1.34  $  1.26  $ 1.15      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)    7,563    5,332     946      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (3/3/2000)
Accumulation unit value at beginning of period                           $  1.03  $  0.99  $ 0.92  $ 0.77  $ 0.90  $ 0.98  $ 1.00
Accumulation unit value at end of period                                 $  1.13  $  1.03  $ 0.99  $ 0.92  $ 0.77  $ 0.90  $ 0.98
Number of accumulation units outstanding at end of period (000 omitted)    2,517    2,665   2,740   2,853   2,230   1,777     480
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (3/3/2000)
Accumulation unit value at beginning of period                           $  1.02  $  1.01  $ 0.92  $ 0.75  $ 1.00  $ 1.09  $ 1.00
Accumulation unit value at end of period                                 $  1.23  $  1.02  $ 1.01  $ 0.92  $ 0.75  $ 1.00  $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)      474      469     450     467     336     307     136
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (3/3/2000)
Accumulation unit value at beginning of period                           $  1.17  $  1.12  $ 1.03  $ 0.83  $ 1.05  $ 1.12  $ 1.00
Accumulation unit value at end of period                                 $  1.36  $  1.17  $ 1.12  $ 1.03  $ 0.83  $ 1.05  $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)    1,983    2,255   1,615   1,429     993     522     104
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (7/3/2000)
Accumulation unit value at beginning of period                           $  0.83  $  0.77  $ 0.72  $ 0.56  $ 0.73  $ 0.89  $ 1.00
Accumulation unit value at end of period                                 $  0.99  $  0.83  $ 0.77  $ 0.72  $ 0.56  $ 0.73  $ 0.89
Number of accumulation units outstanding at end of period (000 omitted)      497      418     449     305     140      62       6
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (3/3/2000)
Accumulation unit value at beginning of period                           $  0.63  $  0.65  $ 0.61  $ 0.50  $ 0.69  $ 0.87  $ 1.00
Accumulation unit value at end of period                                 $  0.71  $  0.63  $ 0.65  $ 0.61  $ 0.50  $ 0.69  $ 0.87
Number of accumulation units outstanding at end of period (000 omitted)      121      140     186     230     152      95      42
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (3/3/2000)
Accumulation unit value at beginning of period                           $  0.68  $  0.66  $ 0.65  $ 0.52  $ 0.74  $ 0.95  $ 1.00
Accumulation unit value at end of period                                 $  0.69  $  0.68  $ 0.66  $ 0.65  $ 0.52  $ 0.74  $ 0.95
Number of accumulation units outstanding at end of period (000 omitted)   11,871   10,019   5,214   4,072   3,190   2,622   1,011
---------------------------------------------------------------------------------------------------------------------------------



115 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                        2006     2005      2004     2003    2002    2001   2000
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (3/3/2000)
Accumulation unit value at beginning of period                           $  1.03   $ 1.02  $ 1.03  $ 1.04  $ 1.04  $ 1.02   $1.00
Accumulation unit value at end of period                                 $  1.05   $ 1.03  $ 1.02  $ 1.03  $ 1.04  $ 1.04   $1.02
Number of accumulation units outstanding at end of period (000 omitted)    1,196      998     826   1,085   1,248   1,117     404
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO ADVANTAGE MONEY
MARKET FUND AT DEC. 31, 2006 WERE 3.55% AND 3.62%, RESPECTIVELY.
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (3/3/2000)
Accumulation unit value at beginning of period                           $  0.41   $ 0.39  $ 0.35  $ 0.25  $ 0.41  $ 0.56   $1.00
Accumulation unit value at end of period                                 $  0.49   $ 0.41  $ 0.39  $ 0.35  $ 0.25  $ 0.41   $0.56
Number of accumulation units outstanding at end of period (000 omitted)    1,086    1,314   1,371   1,396     976     911     445
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (3/3/2000)
Accumulation unit value at beginning of period                           $  1.30   $ 1.30  $ 1.26  $ 1.18  $ 1.12  $ 1.06   $1.00
Accumulation unit value at end of period                                 $  1.33   $ 1.30  $ 1.30  $ 1.26  $ 1.18  $ 1.12   $1.06
Number of accumulation units outstanding at end of period (000 omitted)   11,634    3,551     990     627     579     548      68
---------------------------------------------------------------------------------------------------------------------------------



116 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                 2006    2005    2004
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                     $1.13   $1.06   $1.00
Accumulation unit value at end of period                           $1.17   $1.13   $1.06
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (4/30/2004)
Accumulation unit value at beginning of period                     $1.18   $1.10   $1.00
Accumulation unit value at end of period                           $1.34   $1.18   $1.10
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
(4/30/2004)
Accumulation unit value at beginning of period                     $1.10   $1.07   $1.00
Accumulation unit value at end of period                           $1.26   $1.10   $1.07
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
(4/30/2004)
Accumulation unit value at beginning of period                     $1.36   $1.19   $1.00
Accumulation unit value at end of period                           $1.80   $1.36   $1.19
Number of accumulation units outstanding at end of period
(000 omitted)                                                         67      39       6
----------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                     $1.04   $1.05   $1.00
Accumulation unit value at end of period                           $1.03   $1.04   $1.05
Number of accumulation units outstanding at end of period
(000 omitted)                                                        224     126      22
----------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (4/30/2004)
Accumulation unit value at beginning of period                     $1.11   $1.09   $1.00
Accumulation unit value at end of period                           $1.29   $1.11   $1.09
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO,
SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                     $1.04   $1.03   $1.00
Accumulation unit value at end of period                           $1.06   $1.04   $1.03
Number of accumulation units outstanding at end of period
(000 omitted)                                                         30      12      --
----------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO,
SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                     $1.04   $1.02   $1.00
Accumulation unit value at end of period                           $1.18   $1.04   $1.02
Number of accumulation units outstanding at end of period
(000 omitted)                                                        --       --      --
----------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2
(4/30/2004)
Accumulation unit value at beginning of period                     $1.26   $1.10   $1.00
Accumulation unit value at end of period                           $1.37   $1.26   $1.10
Number of accumulation units outstanding at end of period
(000 omitted)                                                        296     101       8
----------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                     $1.40   $1.21   $1.00
Accumulation unit value at end of period                           $1.53   $1.40   $1.21
Number of accumulation units outstanding at end of period
(000 omitted)                                                         39      16      --
----------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                     $1.27   $1.10   $1.00
Accumulation unit value at end of period                           $1.47   $1.27   $1.10
Number of accumulation units outstanding at end of period
(000 omitted)                                                          5       6       5
----------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2
(4/30/2004)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                     $1.49   $1.34   $1.00
Accumulation unit value at end of period                           $1.76   $1.49   $1.34
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (4/30/2004)
Accumulation unit value at beginning of period                     $1.11   $1.12   $1.00
Accumulation unit value at end of period                           $1.29   $1.11   $1.12
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2
(4/30/2004)
Accumulation unit value at beginning of period                     $1.10   $1.16   $1.00
Accumulation unit value at end of period                           $1.21   $1.10   $1.16
Number of accumulation units outstanding at end of period             78      39       8
(000 omitted)
----------------------------------------------------------------------------------------



117 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                 2006    2005    2004
----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES
(4/30/2004)
Accumulation unit value at beginning of period                     $1.32   $1.19   $1.00
Accumulation unit value at end of period                           $1.49   $1.32   $1.19
Number of accumulation units outstanding at end of period
(000 omitted)                                                         65      28       3
----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES
(4/30/2004)
Accumulation unit value at beginning of period                     $1.28   $1.15   $1.00
Accumulation unit value at end of period                           $1.47   $1.28   $1.15
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES
(4/30/2004)
Accumulation unit value at beginning of period                     $1.25   $1.16   $1.00
Accumulation unit value at end of period                           $1.40   $1.25   $1.16
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (4/30/2004)
Accumulation unit value at beginning of period                     $1.07   $1.07   $1.00
Accumulation unit value at end of period                           $1.12   $1.07   $1.07
Number of accumulation units outstanding at end of period
(000 omitted)                                                        136      68      12
----------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                     $1.14   $1.03   $1.00
Accumulation unit value at end of period                           $1.14   $1.14   $1.03
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (4/30/2004)
Accumulation unit value at beginning of period                     $1.23   $1.18   $1.00
Accumulation unit value at end of period                           $1.42   $1.23   $1.18
Number of accumulation units outstanding at end of period
(000 omitted)                                                         12      --      --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND
(4/30/2004)
Accumulation unit value at beginning of period                     $1.03   $1.03   $1.00
Accumulation unit value at end of period                           $1.05   $1.03   $1.03
Number of accumulation units outstanding at end of period
(000 omitted)                                                         40      --      --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME
FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.28   $1.15   $1.00
Accumulation unit value at end of period                           $1.50   $1.28   $1.15
Number of accumulation units outstanding at end of period
(000 omitted)                                                        181      83      --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND
(4/30/2004)
Accumulation unit value at beginning of period                     $1.52   $1.16   $1.00
Accumulation unit value at end of period                           $2.00   $1.52   $1.16
Number of accumulation units outstanding at end of period
(000 omitted)                                                         46      24       3
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED
SECURITIES FUND (5/1/2006)
Accumulation unit value at beginning of period                     $1.00      --      --
Accumulation unit value at end of period                           $1.02      --      --
Number of accumulation units outstanding at end of period
(000 omitted)                                                         29      --      --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.13   $1.07   $1.00
Accumulation unit value at end of period                           $1.23   $1.13   $1.07
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND
(4/30/2004)
Accumulation unit value at beginning of period                     $1.10   $1.08   $1.00
Accumulation unit value at end of period                           $1.19   $1.10   $1.08
Number of accumulation units outstanding at end of period
(000 omitted)                                                         55      30       4
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND
(4/30/2004)
Accumulation unit value at beginning of period                     $1.09   $1.05   $1.00
Accumulation unit value at end of period                           $1.23   $1.09   $1.05
Number of accumulation units outstanding at end of period
(000 omitted)                                                         14      21      19
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND
(4/30/2004)
Accumulation unit value at beginning of period                     $1.15   $1.06   $1.00
Accumulation unit value at end of period                           $1.12   $1.15   $1.06
Number of accumulation units outstanding at end of period
(000 omitted)                                                          1       1       1
----------------------------------------------------------------------------------------



118 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                 2006    2005    2004
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.10   $1.08   $1.00
Accumulation unit value at end of period                           $1.24   $1.10   $1.08
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.08   $1.09   $1.00
Accumulation unit value at end of period                           $1.22   $1.08   $1.09
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (4/30/2004)
Accumulation unit value at beginning of period                     $0.99   $0.99   $1.00
Accumulation unit value at end of period                           $1.00   $0.99   $0.99
Number of accumulation units outstanding at end of period              9       5      --
(000 omitted)
----------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.19   $1.15   $1.00
Accumulation unit value at end of period                           $1.40   $1.19   $1.15
Number of accumulation units outstanding at end of period
(000 omitted)                                                         72      43       5
----------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (4/30/2004)
Accumulation unit value at beginning of period                     $1.15   $1.13   $1.00
Accumulation unit value at end of period                           $1.30   $1.15   $1.13
Number of accumulation units outstanding at end of period            235     119      13
(000 omitted)
----------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES (4/30/2004)
Accumulation unit value at beginning of period                     $1.25   $1.15   $1.00
Accumulation unit value at end of period                           $1.32   $1.25   $1.15
Number of accumulation units outstanding at end of period             56      28       4
(000 omitted)
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.11   $1.08   $1.00
Accumulation unit value at end of period                           $1.21   $1.11   $1.08
Number of accumulation units outstanding at end of period             --      --      --
(000 omitted)
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.09   $1.08   $1.00
Accumulation unit value at end of period                           $1.30   $1.09   $1.08
Number of accumulation units outstanding at end of period             --      --      --
(000 omitted)
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.11   $1.08   $1.00
Accumulation unit value at end of period                           $1.29   $1.11   $1.08
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.18   $1.10   $1.00
Accumulation unit value at end of period                           $1.40   $1.18   $1.10
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.01   $1.06   $1.00
Accumulation unit value at end of period                           $1.14   $1.01   $1.06
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.06   $1.02   $1.00
Accumulation unit value at end of period                           $1.06   $1.06   $1.02
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (4/30/2004)
Accumulation unit value at beginning of period                     $0.99   $0.99   $1.00
Accumulation unit value at end of period                           $1.02   $0.99   $0.99
Number of accumulation units outstanding at end of period
(000 omitted)                                                         --      --      --
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO ADVANTAGE MONEY MARKET FUND AT
  DEC. 31, 2006 WERE 3.06% AND 3.11%, RESPECTIVELY.
----------------------------------------------------------------------------------------



119 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                 2006    2005    2004
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.10   $1.06   $1.00
Accumulation unit value at end of period                           $1.32   $1.10   $1.06
Number of accumulation units outstanding at end of period             --      --      --
(000 omitted)
----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (4/30/2004)
Accumulation unit value at beginning of period                     $1.03   $1.03   $1.00
Accumulation unit value at end of period                           $1.04   $1.03   $1.03
Number of accumulation units outstanding at end of period             --      --      --
(000 omitted)
----------------------------------------------------------------------------------------



120 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                                                 p. 3
Rating Agencies                                                             p. 4
Revenues Received During Calendar Year 2006                                 p. 4
Principal Underwriter                                                       p. 5
Independent Registered Public Accounting Firm                               p. 5
Condensed Financial Information (Unaudited)                                 p. 6
Financial Statements



121 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

RIVERSOURCE [LOGO] (SM)
       ANNUITIES

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

          RiverSource Distributors, Inc. (Distributor), Member NASD.

    Insurance and annuity products are issued by RiverSource Life Insurance
                                   Company.


            (C)2007 Ameriprise Financial, Inc. All rights reserved.

45305 G (5/07)

PROSPECTUS

May 1, 2007

WELLS FARGO

ADVANTAGE CHOICE(SM) VARIABLE ANNUITY

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION
                   FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY:    RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
              829 Ameriprise Financial Center
              Minneapolis, MN 55474
              Telephone: (800) 333-3437
              (Administrative Office)

              RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW WELLS FARGO ADVANTAGE CHOICE(SM) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

o  AIM Variable Insurance Funds, Series I Shares

o  The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares

o  Fidelity(R) Variable Insurance Products Service Class 2

o  Franklin(R) Templeton(R) Variable Insurance Products
   Trust (FTVIPT) - Class 2

o  Goldman Sachs Variable Insurance Trust

o  MFS(R) Variable Insurance Trust(SM) - Initial Class

o  Oppenheimer Variable Account Funds - Service Shares

o  Putnam Variable Trust - Class IB Shares

o  RiverSource(R) Variable Portfolio Funds

o  Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

1 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS

KEY TERMS .................................................................  3
THE CONTRACT IN BRIEF .....................................................  4
EXPENSE SUMMARY ...........................................................  6
CONDENSED FINANCIAL INFORMATION (UNAUDITED) ............................... 10
FINANCIAL STATEMENTS ...................................................... 10
THE VARIABLE ACCOUNT AND THE FUNDS ........................................ 10
THE GUARANTEE PERIOD ACCOUNTS (GPAS) ...................................... 19
THE ONE-YEAR FIXED ACCOUNT ................................................ 21
BUYING YOUR CONTRACT ...................................................... 22
CHARGES ................................................................... 24
VALUING YOUR INVESTMENT ................................................... 27
MAKING THE MOST OF YOUR CONTRACT .......................................... 28
WITHDRAWALS ............................................................... 34
TSA - SPECIAL WITHDRAWAL PROVISIONS ....................................... 34
CHANGING OWNERSHIP ........................................................ 35
BENEFITS IN CASE OF DEATH ................................................. 35
OPTIONAL BENEFITS ......................................................... 41
THE ANNUITY PAYOUT PERIOD ................................................. 49
TAXES ..................................................................... 50
VOTING RIGHTS ............................................................. 53
SUBSTITUTION OF INVESTMENTS ............................................... 53
ABOUT THE SERVICE PROVIDERS ............................................... 54
ADDITIONAL INFORMATION .................................................... 55
APPENDIX: CONDENSED FINANCIAL INFORMATION (UNAUDITED) ..................... 56
TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION .................................... 63

CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and one of its affiliates, American Partners Life Insurance Company, merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.

2 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS
THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract, or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments or transfer contract value to a GPA. Withdrawals and transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal. The GPAs may not be available in some states.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o Roth IRAs under Section 408A of the Code

o Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred. All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and RiverSource Life refer to RiverSource Life Insurance Company.

3  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and allows investment in the subaccounts only(1). Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest. The purpose of these contracts is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax). It may not be advantageous for you to purchase these contracts as a replacement for, or in addition to, an existing annuity or life insurance contract.

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under
Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.

4  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

ACCOUNTS: You may allocate purchase payments to the GPAs, one-year fixed account and/or the subaccounts depending on the contract option you select.

If you select contract Option L, you may allocate your purchase payments among any or all of:

o the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 10)
o the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The minimum required investment in each GPA is $1,000. We reserve the right to restrict the amount of any purchase payment allocated to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. These accounts may not be available in all states. (p. 19 and p. 21)

If you select contract Option C, you may allocate purchase payments to the subaccounts only.

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments. (p. 22)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. (We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract.)
(p. 30)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including an IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 34)

OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. (p. 41)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 35)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 49)

TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 50)

                5 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSE THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

CONTRACT YEAR FOR
CONTRACT OPTION L                  WITHDRAWAL CHARGE PERCENTAGE
      1-2                                      8%
        3                                      7
        4                                      6
        5 and later                            0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You can choose either contract Option L or Option C and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

                                           VARIABLE ACCOUNT          TOTAL MORTALITY AND          TOTAL VARIABLE
                                        ADMINISTRATIVE CHARGE         EXPENSE RISK FEE           ACCOUNT EXPENSES
IF YOU SELECT CONTRACT OPTION L AND:
ROP DEATH BENEFIT                               0.15%                      1.25%                      1.40%
MAV DEATH BENEFIT                               0.15                       1.35                       1.50
EDB                                             0.15                       1.55                       1.70

IF YOU SELECT CONTRACT OPTION C AND:
ROP DEATH BENEFIT                               0.15                       1.35                       1.50
MAV DEATH BENEFIT                               0.15                       1.45                       1.60
EDB                                             0.15                       1.65                       1.80

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                   $40
(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE                                        0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE                            0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                                     0.70%**
(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

 * This fee applies only if you elect this optional feature.
** For applications signed prior to May 1, 2003, the following annual rider charges apply: GMIB - 0.30%.


6 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                        MINIMUM          MAXIMUM
                                                                        -------          -------
Total expenses before fee waivers and/or expense reimbursements           0.72%            1.43%

(a) Each fund deducts management fees and other expenses from fund assets.
    Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted
    12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable
    Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                  GROSS TOTAL
                                                                                  MANAGEMENT   12b-1    OTHER        ANNUAL
                                                                                     FEES       FEES   EXPENSES     EXPENSES
                                                                                  ----------   -----   --------   -----------
AIM V.I. Capital Appreciation Fund, Series I Shares                                  0.61%        --%    0.30%**     0.91%(1)
AIM V.I. Core Equity Fund, Series I Shares                                           0.61         --     0.30**      0.91(1)
The Dreyfus Socially Responsible Growth Fund, Inc., Initial Shares                   0.75         --     0.08        0.83
Fidelity(R) VIP Dynamic Capital Appreciation Portfolio Service Class 2               0.56       0.25     0.24        1.05
Fidelity(R) VIP High Income Portfolio Service Class 2                                0.57       0.25     0.15        0.97
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                    0.57       0.25     0.11        0.93
FTVIPT Franklin Global Real Estate Securities Fund - Class 2                         0.47       0.25     0.03        0.75(2)
(previously FTVIPT Franklin Real Estate Fund - Class 2)
FTVIPT Franklin Income Securities Fund - Class 2                                     0.46       0.25     0.01        0.72
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                            0.51       0.25     0.20**      0.96(3)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2                       0.48       0.25     0.30**      1.03(3)
FTVIPT Mutual Shares Securities Fund - Class 2                                       0.60       0.25     0.21        1.06
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                          0.80         --     0.07        0.87(4)
Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares                 0.65         --     0.07        0.72(4)
MFS(R) Investors Trust Series - Initial Class                                        0.75         --     0.11        0.86
MFS(R) Utilities Series - Initial Class                                              0.75         --     0.11        0.86
Oppenheimer Global Securities Fund/VA, Service Shares                                0.62       0.25     0.04**      0.91(5)
Oppenheimer Strategic Bond Fund/VA, Service Shares                                   0.62       0.25     0.02**      0.89(5)
Putnam VT Health Sciences Fund - Class IB Shares                                     0.70       0.25     0.15**      1.10
Putnam VT International Equity Fund - Class IB Shares                                0.74       0.25     0.19**      1.18
Putnam VT Vista Fund - Class IB Shares                                               0.65       0.25     0.15**      1.05
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                   0.64       0.13     0.14**      0.91(6),(7)
RiverSource(R) Variable Portfolio - High Yield Bond Fund                             0.59       0.13     0.16**      0.88(6)
RiverSource(R) Variable Portfolio - Large Cap Equity Fund                            0.57       0.13     0.13**      0.83(6),(7)
RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund              0.48       0.13     0.16**      0.77(6)
RiverSource(R) Variable Portfolio - Small Cap Advantage Fund                         0.72       0.13     0.23**      1.08(6),(7)
RiverSource(R) Variable Portfolio - Small Cap Value Fund                             1.00       0.13     0.19**      1.32(6),(7),(8)
Wells Fargo Advantage VT Asset Allocation Fund                                       0.55       0.25     0.22**      1.02(9)

                7 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                  GROSS TOTAL
                                                                                  MANAGEMENT   12b-1    OTHER        ANNUAL
                                                                                     FEES       FEES   EXPENSES     EXPENSES
                                                                                  ----------   -----   --------   -----------
Wells Fargo Advantage VT C&B Large Cap Value Fund                                    0.55%      0.25%    0.37%**     1.17%(9)
Wells Fargo Advantage VT Equity Income Fund                                          0.55       0.25     0.24**      1.04(9)
Wells Fargo Advantage VT International Core Fund                                     0.75       0.25     0.43**      1.43(9)
Wells Fargo Advantage VT Large Company Core Fund                                     0.55       0.25     0.39**      1.19(9)
Wells Fargo Advantage VT Large Company Growth Fund                                   0.55       0.25     0.24**      1.04(9)
Wells Fargo Advantage VT Money Market Fund                                           0.30       0.25     0.27**      0.82(9)
Wells Fargo Advantage VT Small Cap Growth Fund                                       0.75       0.25     0.23**      1.23(9)
Wells Fargo Advantage VT Total Return Bond Fund                                      0.45       0.25     0.25**      0.95(9)

* The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series I shares to 1.30% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2) The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended Dec. 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning
     May 1, 2012, the full new investment management and administration fees will then be in effect.

(3) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange
     Commission (SEC). After fee reductions net expenses would be 0.93% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and 1.02% for
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.

(4) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
     Investment Adviser has voluntarily agreed to limit "Other expenses"
     (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.054% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares and 0.044% of the Fund's average daily net assets for Goldman Sachs VIT Structured
     U.S. Equity Fund - Institutional Shares. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime.
     If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(5) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
     Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(6) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(7) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for RiverSource(R)
     Variable Portfolio - Small Cap Advantage Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.07% for RiverSource(R) Variable Portfolio - Diversified Equity Income
     Fund, 0.01% for RiverSource(R) Variable Portfolio - Large Cap Equity
     Fund and 0.05% for RiverSource(R) Variable Portfolio - Small Cap Value
     Fund.

(8) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board.
     Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 1.20% for RiverSource(R) Variable Portfolio - Small Cap
     Value Fund.

(9) The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements, net expenses would be 1.00% for Wells Fargo Advantage VT Asset
     Allocation Fund, 1.00% for Wells Fargo Advantage VT C&B Large Cap Value
     Fund, 1.00% for Wells Fargo Advantage VT Equity Income Fund, 1.00% for
     Wells Fargo Advantage VT International Core Fund, 1.00% for Wells Fargo
     Advantage VT Large Company Core Fund, 1.00% for Wells Fargo Advantage VT
     Large Company Growth Fund, 0.75% for Wells Fargo Advantage VT Money
     Market Fund, 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund.

8 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the EDB and the GMIB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                              IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                        AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:

                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Contract Option L with EDB            $1,205.14   $1,933.06   $2,055.78   $4,299.63   $396.89   $1,211.81   $2,055.78   $4,299.63
Contract Option C with EDB               407.55    1,243.04    2,106.50    4,393.69    407.55    1,243.04    2,106.50    4,393.69

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                  IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                            AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:

                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS    5 YEARS     10 YEARS
Contract Option L with ROP death benefit  $1,042.27   $1,438.73   $1,162.65   $2,497.54   $219.86   $678.24    $1,162.65   $2,497.54
Contract Option C with ROP death benefit     230.52      710.37    1,216.43    2,605.83    230.52    710.37     1,216.43    2,605.83

* In these examples, the $40 contract administrative charge is approximated as a .029% charge for Option L and a .025% charge for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

9  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in the Appendix.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date,

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

  o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

  o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

  o    PRIVATE LABEL: This contract is a "private label" variable annuity.
       This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Well Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the RiverSource Variable Portfolio Funds that exceeds the range disclosed below for the funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

10 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

  o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

  o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

  o    REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
       INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

       Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

       The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

11 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

  o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

       o Compensating, training and educating investment professionals who sell the contracts.

       o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

       o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

       o Providing sub-transfer agency and shareholder servicing to contract owners.

       o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

       o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

       o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

       o Subaccounting, transaction processing, recordkeeping and administration.

  o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments.

       The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

       o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

       o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

  o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

       o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

       o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

12 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital            Growth of capital. Invests principally in common stocks of        A I M Advisors, Inc.
Appreciation Fund, Series   companies likely to benefit from new or innovative products,
I Shares                    services or processes as well as those with above-average
                            growth and excellent prospects for future growth. The fund may also invest up to 25% of its total assets in foreign securities that involve risks not associated with investing solely in the
                            United States.

AIM V.I. Core Equity        Growth of capital. Invests normally at least 80% of its net       A I M Advisors, Inc.
Fund, Series I Shares       assets, plus the amount of any borrowings for investment
                            purposes, in equity securities, including convertible
                            securities of established companies that have long-term
                            above-average growth in earnings and dividends and growth
                            companies that are believed to have the potential for
                            above-average growth in earnings and dividends. The Fund may invest up to 25% of its total assets in foreign securities.

The Dreyfus Socially        Capital growth, with current income as a secondary goal.          The Dreyfus Corporation
Responsible Growth Fund,    To pursue these goals, the fund, under normal circumstances,
Inc., Initial Shares        invests at least 80% of its assets in the common stocks
                            of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their
                            business in a manner that contributes to the enhancement of the quality of life in America.

Fidelity(R) VIP Dynamic     Capital appreciation. Normally invests primarily in common        Fidelity Management & Research
Capital Appreciation        stocks. Invests in domestic and foreign issuers. The Fund         Company (FMR), investment
Portfolio Service Class 2   invests in either "growth" or "value" stocks or both.             manager; FMR U.K., FMR Far East,
                                                                                              Fidelity Investments Japan Limited
                                                                                              (FIJ) and FMR Co. Inc. (FMRC),
                                                                                              sub-investment advisers.

Fidelity(R)VIP High Income  High level of current income, while also considering growth       Fidelity Management & Research
Portfolio Service Class 2   of capital. Normally invests primarily in income-producing        Company (FMR), investment
                            debt securities, preferred stocks and convertible securities,     manager; FMR U.K., FMR Far East,
                            with an emphasis on lower-quality debt securities. May invest     sub-investment advisers.
                            in non-income producing securities, including defaulted
                            securities and common stocks. Invests in companies in troubled or uncertain financial condition. The Fund invests in domestic and foreign issuers.

Fidelity(R) VIP Mid Cap     Long-term growth of capital. Normally invests primarily in        Fidelity Management & Research
Portfolio Service Class 2   common stocks. Normally invests at least 80% of assets in         Company (FMR), investment
                            securities of companies with medium market capitalizations.       manager; FMR U.K., FMR Far East,
                            May invest in companies with smaller or larger market             sub-investment advisers.
                            capitalizations. Invests in domestic and foreign issuers. The
                            Fund invests in either "growth" or "value" common stocks or both.

FTVIPT Franklin Global      High total return. The Fund normally invests at least 80%         Franklin Templeton Institutional, LLC,
Real Estate Securities      of its net assets in investments of companies located             adviser; Franklin Advisers, Inc.,
Fund - Class 2              anywhere in the world that operate in the real estate sector.     subadviser
(previously FTVIPT
Franklin Real Estate
Fund - Class 2)

13 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income      Maximize income while maintaining prospects for capital           Franklin Advisers, Inc.
Securities Fund - Class 2   appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in
                            corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

FTVIPT Franklin Small       Long-term total return. The Fund normally invests at least        Franklin Advisory Services, LLC
Cap Value Securities        80% of its net assets in investments of small capitalization
Fund - Class 2              companies and normally invests predominantly in equity
                            securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

FTVIPT Franklin             Long-term capital growth. The Fund normally invests at            Franklin Advisers,   Inc.
Small-Mid Cap Growth        least 80% of its net assets in investments of small
Securities Fund - Class 2   capitalization (small cap) and mid capitalization (mid cap)
                            companies.

FTVIPT Mutual Shares        Capital appreciation, with income as a secondary goal.            Franklin Mutual Advisers, LLC
Securities Fund - Class 2   The Fund normally invests primarily in equity securities of companies that the manager believes are undervalued.
                            The Fund also invests, to a lesser extent in risk arbitrage securities and distressed companies.

Goldman Sachs VIT Mid       Long-term capital appreciation. The Fund invests, under           Goldman Sachs Asset Management, L.P.
Cap Value Fund -            normal circumstances, at least 80% of its net assets plus
Institutional Shares        any borrowings for investment purposes (measured at time
                            of purchase) (''Net Assets'') in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market
                            capitalization of companies constituting the Russell Midcap
                            Value Index at the time of investment. If the market
                            capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the
                            securities. The capitalization range of the Russell Midcap
                            Value Index is currently between $613 million and $18.3
                            billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net
                            Assets in foreign securities, including securities of issuers in countries with emerging markets or economies ("emerging countries") and securities quoted in foreign currencies. The
                            Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

14 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT           Long-term growth of capital and dividend income. The Fund         Goldman Sachs Asset Management, L.P.
Structured U.S. Equity      invests, under normal circumstances, at least 90%  of its
Fund - Institutional        total assets (not including securities lending collateral
Shares                      and any investment of that collateral) measured at time of purchase (''Total Assets'') in a diversified portfolio of
                            equity investments in U.S. issuers, including foreign companies that are traded in the United States. However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in such equity investments. The Fund's investments are selected using both a variety of quantitative techniques and fundamental
                            research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields. The Fund is not required to limit its investments to securities in the S&P
                            500 Index. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

MFS(R)Investors Trust       Capital appreciation. Normally invests in equity securities       MFS Investment Management
Series - Initial Class      of companies MFS believes to have above average earnings
                            growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS(R)Utilities Series -    Total return. Normally invests at least 80% of the fund's net     MFS Investment Management
Initial Class               assets in securities of issuers in the utilities industry.

Oppenheimer Global          Long-term capital appreciation. Invests mainly in common          OppenheimerFunds, Inc.
Securities Fund/VA,         stocks of U.S. and foreign issuers that are "growth-type"
Service Shares              companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Strategic       High level of current income principally derived from interest    OppenheimerFunds, Inc.
Bond Fund/VA,Service        on debt securities. Invests mainly in three market sectors:
Shares                      debt securities of foreign governments and companies, U.S.
                            government securities and lower-rated high yield securities of
                            U.S. and foreign companies.



15 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health            Capital appreciation. The fund pursues its goal by investing      Putnam Investment Management, LLC
Sciences Fund - Class IB    mainly in common stocks of companies in the health sciences
Shares                      industries, with a focus on growth stocks. Under normal
                            circumstances, the fund invests at least 80% of its net assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies
                            Putnam Management thinks have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries.

Putnam VT International     Capital appreciation. The fund pursues its goal by investing      Putnam Investment Management, LLC
Equity Fund - Class IB      mainly in common stocks of companies outside the United
Shares                      States that Putnam Management believes have favorable
                            investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments.

Putnam VT Vista Fund -      Capital appreciation. The fund pursues its goal by investing      Putnam Investment Management, LLC
Class IB Shares             mainly in common stocks of U.S. companies, with a focus on growth stocks.

RiverSource Variable        High level of current income and, as a secondary goal,            RiverSource Investments, LLC
Portfolio - Diversified     steady growth of capital. Under normal market conditions,
Equity Income Fund          the Fund invests at least 80% of its net assets in dividend-
                            paying common and preferred stocks. The Fund may invest up to
                            25% of its total assets in foreign investments.

RiverSource Variable        High current income, with capital growth as a secondary           RiverSource Investments, LLC
Portfolio - High Yield      objective. Under normal market conditions, the Fund
Bond Fund                   invests at least 80% of its net assets in high-yielding,
                            high-risk corporate bonds (junk bonds) issued by U.S. and
                            foreign companies and governments.

RiverSource Variable        Capital appreciation. Under normal market conditions, the         RiverSource Investments, LLC
Portfolio - Large Cap       Fund invests at least 80% of its net assets in equity
Equity Fund                 securities of companies with market capitalization greater than $5 billion at the time of purchase.

RiverSource Variable        High level of current income and safety of principal consistent   RiverSource Investments, LLC
Portfolio - Short Duration  with investment in U.S. government and government agency
U.S. Government Fund        securities. Under normal market conditions, at least 80% of the
                            Fund's net assets are invested in securities issued or
                            guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

RiverSource Variable        Long-term capital growth. Under normal market conditions,         RiverSource Investments, LLC,
Portfolio - Small Cap       at least 80% of the Fund's net assets are invested in equity      adviser; Kenwood Capital
Advantage Fund              securities of companies with market capitalization of up to       Management LLC, subadviser
                            $2 billion or that fall within the range of the Russell 2000
                            Index at the time of investment.

16 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Variable        Long-term capital appreciation. Under normal market conditions,   RiverSource Investments, LLC,
Portfolio - Small Cap       at least 80% of the Fund's net assets will be invested in         adviser; River Road Asset
Value Fund                  small cap companies with market capitalization, at the time       Management, LLC, Donald Smith &
                            of investment, of up to $2.5 billion or that fall within the      Co., Inc., Franklin Portfolio
                            range of the Russell 2000 Value Index.                            Associates LLC and Barrow, Hanley,
                                                                                              Mewhinney & Strauss, Inc.,
                                                                                              subadvisers.

Wells Fargo Advantage VT    Long-term total return, consisting of capital appreciation        Wells Fargo Funds Management, LLC,
Asset Allocation Fund       and current income. We seek to achieve the Portfolio's            adviser; Wells Capital Management
                            investment objective by allocating 60% of its assets to           Incorporated, subadviser.
                            equity securities and 40% of its assets to fixed income
                            securities.

Wells Fargo Advantage VT    Maximum long-term total return (current income and capital        Wells Fargo Funds Management, LLC,
C&B Large Cap Value         appreciation) consistent with minimizing risk to principal.       adviser; Cooke & Bieler, L.P.,
Fund                        Invests principally in equity securities of                       subadviser.
                            large-capitalization companies, which they define as
                            companies with market capitalizations of $3 billion or
                            more. We manage a relatively focused portfolio of 30 to
                            50 companies that enables them to provide adequate
                            diversification while allowing the composition and
                            performance of the portfolio to behave differently than
                            the market.

Wells Fargo Advantage VT    Long-term capital appreciation and dividend income. Invests       Wells Fargo Funds Management, LLC,
Equity Income Fund          principally in equity securities of large-capitalization          adviser; Wells Capital Management
                            companies, which we define as companies with market               Incorporated, subadviser.
                            capitalizations of $3 billion or more.

Wells Fargo Advantage VT    Long-term capital appreciation. Invests in equity securities      Wells Fargo Funds Management, LLC,
International Core Fund     of non-U.S. companies that we believe have strong growth          adviser; Wells Capital Management
                            potential and offer good value relative to similar                Incorporated, subadviser.
                            investments. We invest primarily in developed countries,
                            but may invest in emerging markets.

Wells Fargo Advantage VT    Total return comprised of long-term capital appreciation          Wells Fargo Funds Management, LLC,
Large Company Core Fund     and current income. Invests principally in equity securities      adviser; Matrix Asset Advisors, Inc.,
                            of approximately 30 to 50 large-capitalization companies,         subadviser.
                            the majority of which pay dividends. Large-capitalization
                            companies are defined as those with market capitalizations of $3 billion or more. We may also invest in equity
                            securities of foreign issuers through ADRs and similar
                            investments.

Wells Fargo Advantage VT    Long-term capital appreciation. Invests principally in equity     Wells Fargo Funds Management, LLC,
Large Company Growth        securities, focusing on approximately 30 to 50 large              adviser; Peregrine Capital
Fund                        capitalization companies that we believe have favorable           Management, Inc., subadviser.
                            growth potential. However, we normally do not invest more
                            than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more.

17 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT    Current income, while preserving capital and liquidity.           Wells Fargo Funds Management, LLC,
Money Market Fund           We actively manage a portfolio of high-quality, short-term        adviser; Wells Capital Management
                            U.S. dollar-denominated money market instruments. We will         Incorporated, subadviser.
                            only purchase First Tier securities.These investments may have fixed, floating, or variable rates of interest and may be
                            obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks. Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

Wells Fargo Advantage VT    Long-term capital appreciation. Invests principally in            Wells Fargo Funds Management, LLC,
Small Cap Growth Fund       equity securities of small-capitalization companies that we       adviser; Wells Capital Management
                            believe have above-average growth potential. We define            Incorporated, subadviser.
                            small-capitalization companies as those with market
                            capitalizations at the time of purchase of less than $2
                            billion.

Wells Fargo Advantage VT    Total return consisting of income and capital appreciation.       Wells Fargo Funds Management, LLC,
Total Return Bond Fund      Invests principally in investment-grade debt securities,          adviser; Wells Capital Management
                            including U.S. government obligations, corporate bonds            Incorporated, subadviser.
                            and mortgage- and asset-backed securities. Under normal
                            circumstances, we expect to maintain an overall
                            dollar-weighted average effective duration range
                            between 4 and 5 1/2 years.

18 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

Investment in the GPAs is not available under contract Option C(1).

For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below). During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs for contract Option C has been filed in the various states in which the contract is offered. Please check with your sales representative to determine if this restriction applies to your states.

19 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply a MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

          IF YOUR GPA RATE IS:          THE MVA IS:

Less than the new GPA rate + 0.10%        Negative
Equal to the new GPA rate + 0.10%         Zero
Greater than the new GPA rate + 0.10%     Positive

GENERAL EXAMPLES

Assume:

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

  EARLY WITHDRAWAL AMOUNT x [(1+i/1+j+.001)(TO THE POWER OF n/12) -1] = MVA

Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.
      j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
      n = number of months remaining in the current Guarantee Period (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

20 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(1.030/1+.035+.001)(TO THE POWER OF 84/12) -1] = -$39.84

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(1.030/1 +.025+.001)(TO THE POWER OF 84/12) -1] = $27.61

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and you have begun your fourth contract year at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L and there is no withdrawal charge if you choose contract Option C. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges on contract Option L, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge for contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.

THE ONE-YEAR FIXED ACCOUNT

Investment in the one-year fixed account is not available for contract Option C(1).

For contract Option L, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Making the Most of Your Contract -- Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the one-year fixed account for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.

21 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable.

As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

o    contract Option L or Option C;

o    a death benefit option(1);

o    the optional Benefit ProtectorSM Death Benefit Rider(2);

o    the optional Benefit ProtectorSM Plus Death Benefit Rider(2);

o    the optional Guaranteed Minimum Income Benefit Rider(3);

o the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

o    how you want to make purchase payments; and

o    a beneficiary.

(1) If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.

(2) Available at the time you purchase your contract if you and the annuitant are 75 or younger at contract issue. Not available with the EDB. May not be available in all states.

(3) Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.

(4) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs have been filed in the various states in which the contract is offered. Please check with your investment professional to determine whether this restriction applies to your state. Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs may not be available in some states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

22 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the retirement date must be:

o    no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the retirement date generally must be:

o for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 701/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
  If paying by SIP:                                $50 initial payment.
                                                   $50 for additional payments.
  If paying by any other method:                   $10,000 initial payment.
                                                   $100 for additional payments.
MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
                                                   $1,000,000 for issue ages up to 85.
                                                   $100,000 for issue ages 86 to 90.

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

23 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:

                          CONTRACT OPTION L      CONTRACT OPTION C
ROP death benefit:              1.25%                  1.35%
MAV death benefit:              1.35                   1.45
EDB:                            1.55                   1.65

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee. Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L discussed below will cover sales and distribution expenses.

24 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to 10% of your prior anniversary's contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment
(MVA).")


CONTRACT YEAR FOR
CONTRACT OPTION L                  WITHDRAWAL CHARGE PERCENTAGE
     1-2                                       8%
      3                                        7
      4                                        6
      5 and later                              0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:


    AMOUNT REQUESTED           OR         $1,000 = $1,075.27
1.00 - WITHDRAWAL CHARGE                   .93


By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For Contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

o    contracts settled using an annuity payout plan;

o withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period; and

o    death benefits.

25 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

o Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

POSSIBLE GROUP REDUCTIONS: In some cases, we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*


We charge a fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.

* For applications signed prior to May 1, 2003, the following annual rider charges apply: GMIB - 0.30%.

26 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

o the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

o    plus interest credited;

o minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

     -- Benefit Protector(SM) rider

     -- Benefit Protector(SM) Plus rider

     -- Guaranteed Minimum Income Benefit rider

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial withdrawals;

o    withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

o    the contract administrative charge;

o    the fee for any of the following optional benefits you have selected:

     -- Benefit Protector(SM) rider

     -- Benefit Protector(SM) Plus rider

     -- Guaranteed Minimum Income Benefit rider

27 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

Accumulation unit values will fluctuate due to:

o    changes in fund net asset value;

o    fund dividends distributed to the subaccounts;

o    fund capital gains or losses;

o    fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                          NUMBER
By investing an equal number                            AMOUNT        ACCUMULATION       OF UNITS
of dollars each month ...                 MONTH        INVESTED        UNIT VALUE       PURCHASED
                                           Jan           $100             $20             5.00
you automatically buy                      Feb            100              18             5.56
more units when the                        Mar            100              17             5.88
per unit market price is low - >           Apr            100              15             6.67
                                           May            100              16             6.25
                                           Jun            100              18             5.56
                                           Jul            100              17             5.88
and fewer units when the per unit          Aug            100              19             5.26
market price is high. - >                  Sept           100              21             4.76
                                           Oct            100              20             5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT
OPTION L ONLY

If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

28 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

(1) "Net contract value" equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

29 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o    Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

30 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY
TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S.
     mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

31 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

32 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:   $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:   Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at anytime. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:   $100 monthly;
                            $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:   $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                  Contract value or entire account balance
Withdrawals:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

33  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges or any applicable optional rider charges (see "Charges"). You may have to pay withdrawal charges if you selected contract Option L (see "Charges -- Withdrawal Charge"). Additionally, IRS taxes and penalties may apply (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy required minimum distributions under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o    payable to owner;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the withdrawal amount includes a purchase payment check that has not cleared;

     --   the NYSE is closed, except for normal holiday and weekend closings;

     --   trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     --   you are at least age 59 1/2;

     --   you are disabled as defined in the Code;

     --   you severed employment with the employer who purchased the contract;
          or

     --   the distribution is because of your death.

34  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB rider and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

o    Return of Purchase Payments (ROP) death benefit;

o    Maximum Anniversary Value (MAV) death benefit; and

o    Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select the GMIB, you must elect the EDB.
Once you select a death benefit, you cannot change it. We show the option that applies in your contract. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

1.   contract value; or

2.   total purchase payments minus adjusted partial withdrawals.

     ADJUSTED PARTIAL WITHDRAWALS FOR ROP AND MAV DEATH
     BENEFIT = PW x DB/CV

          PW = the partial withdrawal including any applicable MVA or withdrawal charge (contract Option L only).

          DB = the death benefit on the date of (but prior to) the partial withdrawal.

          CV = contract value on the date of (but prior to) the partial withdrawal.

35 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

o    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o    On Jan. 1, 2005 you make an additional purchase payment of $5,000.

o On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

o    On March 1, 2006 the contract value grows to $23,000.

     We calculate the ROP death benefit on March 1, 2006 as follows:

        Contract value at death:                                  $23,000.00
                                                                  ==========
        Purchase payments minus adjusted partial withdrawals:
           Total purchase payments:                               $25,000.00
           minus adjusted partial withdrawals calculated as:
           $1,500 x $25,000/$22,000 =                              -1,704.55
                                                                  ----------
        for a death benefit of:                                   $23,295.45
                                                                  ==========
     ROP death benefit, calculated as the greatest of these
     two values:                                                  $23,295.45

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. MAV Death Benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not MAV death benefit is appropriate for your situation.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract.

MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary, we set the MAV equal to the greater of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

36 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

o    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $29,000.

o On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

     We calculate MAV death benefit on March 1, 2005 as follows:

        Contract value at death:                                      $20,500.00
                                                                      ==========
        Purchase payments minus adjusted partial withdrawals:
           Total purchase payments                                    $20,000.00
           minus adjusted partial withdrawals, calculated as:
           $1,500 x $20,000/$22,000 =                                  -1,363.64
                                                                      ----------
        for a ROP death benefit of:                                   $18,636.36
                                                                      ==========
        The MAV on the anniversary immediately preceding the
        date of death plus any purchase payments made since that
        anniversary minus adjusted partial withdrawals made since
        that anniversary:
           The MAV on the immediately preceding anniversary:         $29,000.00
           plus purchase payments made since that anniversary:            +0.00
           minus adjusted partial withdrawals made since that
           anniversary, calculated as:
           $1,500 x $29,000/$22,000 =                                 -1,977.27
                                                                     ----------
        for a MAV death benefit of:                                  $27,022.73
                                                                     ==========
     The MAV death benefit, calculated as the greatest of
     these three values, which is the MAV:                           $27,022.73

37 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not EDB is appropriate for your situation.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB, you must elect the EDB.

EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals;

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.   the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o    the amounts allocated to the subaccounts at issue increased by 5%;

o    plus any subsequent amounts allocated to the subaccounts;

o    minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

     5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL
     WITHDRAWALS = PWT x VAF/SV

          PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge for contract Option L) from the subaccounts.

          VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

           SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

38 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

o You purchase contract Option L with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

o On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200.

o On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

     The death benefit on March 1, 2005 is calculated as follows:

        Contract value at death:                                                          $22,800.00
                                                                                         ===========
        Purchase payments minus adjusted partial withdrawals:
           Total purchase payments:                                                       $25,000.00
           minus adjusted partial withdrawals, calculated as:
           $1,500 x $25,000/$24,300 =                                                      -1,543.21
                                                                                         -----------
           for a ROP death benefit of:                                                    $23,456.79
                                                                                         ===========
      The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
           The MAV on the immediately preceding anniversary:                              $25,000.00
           plus purchase payments made since that anniversary:                                 +0.00
           minus adjusted partial withdrawals made since that
           anniversary, calculated as:
           $1,500 x $25,000/$24,300 =                                                      -1,543.21
                                                                                         -----------
           for a MAV death benefit of:                                                    $23,456.79
                                                                                         ===========
        The 5% rising floor:
           The variable account floor on Jan. 1, 2005,
           calculated as: 1.05 x $20,000 =                                                $21,000.00
           plus amounts allocated to the subaccounts since that anniversary:                   +0.00
           minus the 5% rising floor adjusted partial withdrawal
           from the subaccounts, calculated as:
           $1,500 x $21,000/$19,000 =                                                     -$1,657.89
                                                                                         -----------
          variable account floor benefit:                                                 $19,342.11
          plus the one-year fixed account value:                                           +5,300.00
          5% rising floor (value of the GPAs, one-year fixed account
          and the variable account floor):                                                $24,642.11
                                                                                         ===========
        EDB calculated as the greatest of these
        three values, which is the 5% rising floor:                                       $24,642.11

39 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

     Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

     o payouts begin no later than one year following the year of your death; and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

40 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the applicable death benefit (see "Benefits in Case of Death), plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR:

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. You select an Option L contract with a MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The MAV death benefit on July 1, 2004 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

     MAV death benefit (contract value):                                           $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                               +4,000
                                                                                   --------
     Total death benefit of:                                                       $114,000

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

     MAV death benefit:                                                            $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                                  +4,000
                                                                                   --------
Total death benefit of:                                                            $114,000

41 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2005 equals:

     MAV death benefit (MAV adjusted for partial withdrawals):      $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                    +1,048
                                                                    -------
     Total death benefit of:                                        $58,667

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006.
     The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

     MAV death benefit (contract value):                            $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)            +55,000
                                                                    --------
     Total death benefit of:                                        $255,000

o On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

     MAV death benefit (contract value):                            $250,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)            +55,000
                                                                    --------
     Total death benefit of:                                        $305,000

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

     MAV death benefit (contract value):                            $250,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                  +58,000
                                                                    --------
     Total death benefit of:                                        $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

42 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o    the benefits payable under the Benefit Protector described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                       PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR          UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                             0%                                                0%
Three and Four                         10%                                             3.75%
Five or more                           20%                                              7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

o    the ROP death benefit (see "Benefits in Case of Death") plus

                       IF YOU AND THE ANNUITANT ARE UNDER                IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...       OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                    Zero                                              Zero
Two                    40% x earnings at death (see above)               15% x earnings at death
Three and Four         40% x (earnings at death + 25% of initial         15% x (earnings at death + 25% of initial
                       purchase payment*)                                purchase payment*)
Five or more           40% x (earnings at death + 50% of initial         15% x (earnings at death + 50% of initial
                       purchase payment*)                                purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

o    You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The MAV death benefit on July 1, 2004 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

     MAV death benefit (contract value):                            $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                   +4,000
                                                                    --------
     Total death benefit of:                                        $114,000

43 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

     MAV death benefit (MAV):                                       $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                   +4,000
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $100,000 =           +10,000
                                                                    --------
Total death benefit of:                                             $124,000

o On Feb. 1, 2006 the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

     MAV death benefit (MAV adjusted for partial withdrawals):       $57,619
     plus the Benefit Protector Plus benefit which equals 40% of
     earnings at death: 0.40 x ($57,619 - $55,000) =                  +1,048
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $55,000 =             +5,500
                                                                    --------
     Total death benefit of:                                         $64,167

o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:

     MAV death benefit (contract value):                            $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase
     payments not previously withdrawn that are one or more years
     old                                                             +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =            +11,000
                                                                    --------
     Total death benefit of:                                        $266,000

o On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

     MAV death benefit (contract value):
     plus the Benefit Protector Plus benefit which equals           $250,000
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are
     one or more years old                                           +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                +11,000
                                                                    --------
     Total death benefit of:                                        $316,000

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

     MAV death benefit (contract value):                            $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV death benefit minus
     payments not previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                  +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                +11,000
                                                                    --------
     Total death benefit of:                                        $319,000

44 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

o    you must hold the GMIB for 10 years*;

o the GMIB terminates** on the contract anniversary after the annuitant's 86th birthday;

o you can only exercise the GMIB within 30 days after a contract anniversary*;

o the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81; and

o    there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.

 * Unless the annuitant qualifies for a contingent event (see "Charges -- Contingent events").

** The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy minimum required distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the GMIB, you must elect the EDB at the time you purchase your contract. Your rider effective date will be the contract issue date.

In some instances, we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate purchase payments to the subaccounts. However, we reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1.   contract value;

2.   total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.   the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

o subtract each payment adjusted for market value from the contract value and the MAV.

o subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

45 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

                                PMT x CVG/ECV

     PMT = each purchase payment made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:
                       PMT x (1.05)(TO THE POWER OF CY)

     CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB

o you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness or confinement to a nursing home or hospital, see "Charges -- Contingent events" for more details.)

o    the annuitant on the retirement date must be between 50 and 86 years old.

o you can only take an annuity payout under one of the following annuity payout plans:

     --  Plan A - Life Annuity -- no refund;

     --  Plan B - Life Annuity with ten years certain;

     --  Plan D - Joint and last survivor life annuity -- no refund.

o    you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

                          P SUB t-1(1+i)/1.05 = P SUB t

     P SUB t-1 = prior annuity payout

       P SUB t = current annuity payout

             i = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

46 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE GMIB

o You may terminate the rider within 30 days after the first and fifth rider anniversaries.

o    You may terminate the rider any time after the tenth rider anniversary.

o    The rider will terminate on the date:

     --  you make a full withdrawal from the contract;

     --  a death benefit is payable; or

     -- you choose to begin taking annuity payouts under the regular contract provisions.

o The rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all your purchase payments to the subaccounts.

o    There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as: Contract GMIB

CONTRACT                                                                                      GMIB
ANNIVERSARY          CONTRACT VALUE              MAV            5% RISING FLOOR           BENEFIT BASE
 1                     $107,000               $107,000             $105,000
 2                      125,000                125,000              110,250
 3                      132,000                132,000              115,763
 4                      150,000                150,000              121,551
 5                       85,000                150,000              127,628
 6                      120,000                150,000              134,010
 7                      138,000                150,000              140,710
 8                      152,000                152,000              147,746
 9                      139,000                152,000              155,133
10                      126,000                152,000              162,889                $162,889
11                      138,000                152,000              171,034                 171,034
12                      147,000                152,000              179,586                 179,586
13                      163,000                163,000              188,565                 188,565
14                      159,000                163,000              197,993                 197,993
15                      212,000                212,000              207,893                 212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                             MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                     PLAN A -          PLAN B -       PLAN D - JOINT AND
ANNIVERSARY             GMIB             LIFE ANNUITY --  LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE         BENEFIT BASE            NO REFUND     TEN YEARS CERTAIN  ANNUITY -- NO REFUND
10           $162,889 (5% rising floor)     $ 840.51           $ 817.70             $672.73
15            212,000 (MAV)                 1,250.80           1,193.56              968.84

47 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

The payouts above are shown at guaranteed annuity rates of 3% stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                        PLAN A -            PLAN B -      PLAN D - JOINT AND
ANNIVERSARY                  LIFE ANNUITY --  LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE  CONTRACT VALUE     NO REFUND     TEN YEARS CERTAIN  ANNUITY -- NO REFUND
10              $126,000        $  650.16         $  632.52           $520.38
15               212,000         1,250.80          1,193.68            968.84

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We calculate the fee as follows:

      BB + AT - FAV

          BB = the GMIB benefit base.

          AT = adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the contract anniversary calculated as:

       PT x VAT/SVT

         PT = the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary

        VAT = variable account floor on the date of (but prior to) the transfer

        SVT = value of the subaccounts on the date of (but prior to) the transfer

        FAV = the value of your GPAs and the one-year fixed account.

The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

o    You make no transfers or partial withdrawals.

CONTRACT                                      GMIB FEE               VALUE ON WHICH WE                       GMIB FEE
ANNIVERSARY          CONTRACT VALUE          PERCENTAGE              BASE THE GMIB FEE                    CHARGED TO YOU
  1                     $ 80,000                0.70%            5% rising floor = $100,000 x 1.05            $  735
  2                      150,000                0.70%            Contract value = $150,000                     1,050
  3                      102,000                0.70%            MAV = $150,000                                1,050

48 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

Under both contract Option L and Option C, you also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

49 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. If the original contract was an Option L contract, the discount rate we use in the calculation will vary between 5.45% and 6.95% depending on the applicable assumed investment rate. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHDRAWALS: If you withdraw part of your nonqualified annuity before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract.

If you withdraw all of your nonqualified annuity before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds the investment in the contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

50 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified contract before reaching age 591/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or, in the event of non-natural ownership, the death of the annuitant;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o    if it is allocable to an investment before Aug. 14, 1982: or

o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

51 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS AND SEPS: If you receive taxable income as a result of an annuity payout or a withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien. State withholding also may be imposed on taxable distribution.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is a RMD as defined under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

In the above situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    Because of your death;

o    Because you become disabled (as defined in the Code);

o If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or

o    To pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDERS, THE MAV DEATH BENEFIT, OR THE ENHANCED DEATH BENEFIT RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

52 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any other withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

53 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including surrender charges; and

o fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

54 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

55 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

APPENDIX: CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                       2006       2005        2004        2003      2002
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (8/26/1999)
Accumulation unit value at beginning of period                          $ 1.02     $ 0.95      $ 0.91      $ 0.71    $ 0.95
Accumulation unit value at end of period                                $ 1.07     $ 1.02      $ 0.95      $ 0.91    $ 0.71
Number of accumulation units outstanding
at end of period (000 omitted)                                           1,879      2,133       2,822       2,936     3,287
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (10/30/1997)
Accumulation unit value at beginning of period                          $ 1.26     $ 1.21      $ 1.13      $ 0.92    $ 1.10
Accumulation unit value at end of period                                $ 1.45     $ 1.26      $ 1.21      $ 1.13    $ 0.92
Number of accumulation units outstanding
at end of period (000 omitted)                                           7,315      3,274       4,188       4,903     5,619
---------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL
SHARES (8/26/1999)
Accumulation unit value at beginning of period                          $ 0.77     $ 0.75      $ 0.72      $ 0.58    $ 0.82
Accumulation unit value at end of period                                $ 0.83     $ 0.77      $ 0.75      $ 0.72    $ 0.58
Number of accumulation units outstanding
at end of period (000 omitted)                                             374        419         461         433       431
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE
CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period                          $ 1.27     $ 1.07      $ 1.07      $ 0.87    $ 0.95
Accumulation unit value at end of period                                $ 1.43     $ 1.27      $ 1.07      $ 1.07    $ 0.87
Number of accumulation units outstanding
at end of period (000 omitted)                                              95         91          75          59         7
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period                          $ 1.26     $ 1.25      $ 1.16      $ 0.93    $ 0.91
Accumulation unit value at end of period                                $ 1.38     $ 1.26      $ 1.25      $ 1.16    $ 0.93
Number of accumulation units outstanding
at end of period (000 omitted)                                             221        208         190         108        24
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period                          $ 1.84     $ 1.58      $ 1.29      $ 0.94    $ 1.06
Accumulation unit value at end of period                                $ 2.04     $ 1.84      $ 1.58      $ 1.29    $ 0.94
Number of accumulation units outstanding
at end of period (000 omitted)                                           3,045      2,336       1,901       1,151       250
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND -
CLASS 2 (9/22/1999) (PREVIOUSLY FTVIPT FRANKLIN REAL
ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                          $ 2.61     $ 2.34      $ 1.80      $ 1.34    $ 1.33
Accumulation unit value at end of period                                $ 3.11     $ 2.61      $ 2.34      $ 1.80    $ 1.34
Number of accumulation units outstanding
at end of period (000 omitted)                                             706        734         760         676       542
------------------------------------------------------------------------------------ --------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                          $ 1.41     $ 1.41      $ 1.26      $ 0.97    $ 0.99
Accumulation unit value at end of period                                $ 1.65     $ 1.41      $ 1.41      $ 1.26    $ 0.97
Number of accumulation units outstanding
at end of period (000 omitted)                                           1,595      1,286       1,054         597       224
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                          $ 1.50     $ 1.40      $ 1.14      $ 0.88    $ 1.00
Accumulation unit value at end of period                                $ 1.73     $ 1.50      $ 1.40      $ 1.14    $ 0.88
Number of accumulation units outstanding
at end of period (000 omitted)                                             847        873         749         442        55
---------------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                          2001     2000     1999     1998     1997
---------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (8/26/1999)
Accumulation unit value at beginning of period                             $ 1.26   $ 1.43   $ 1.00       --       --
Accumulation unit value at end of period                                   $ 0.95   $ 1.26   $ 1.43       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                                              4,269    3,037       57       --       --
---------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (10/30/1997)
Accumulation unit value at beginning of period                             $ 1.45   $ 1.72   $ 1.30   $ 1.03   $ 1.00
Accumulation unit value at end of period                                   $ 1.10   $ 1.45   $ 1.72   $ 1.30   $ 1.03
Number of accumulation units outstanding
at end of period (000 omitted)                                              6,927    7,597    5,343    2,495       69
---------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL
SHARES (8/26/1999)
Accumulation unit value at beginning of period                             $ 1.08   $ 1.23   $ 1.00       --       --
Accumulation unit value at end of period                                   $ 0.82   $ 1.08   $ 1.23       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                                                434      423      123       --       --
---------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE
CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period                             $ 1.00       --       --       --       --
Accumulation unit value at end of period                                   $ 0.95       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                                                  1       --       --       --       --
---------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period                             $ 1.00       --       --       --       --
Accumulation unit value at end of period                                   $ 0.91       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                                                  3       --       --       --       --
---------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/1/2001)
Accumulation unit value at beginning of period                             $ 1.00       --       --       --       --
Accumulation unit value at end of period                                   $ 1.06       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                                                 94       --       --       --       --
---------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND -
CLASS 2 (9/22/1999) (previously FTVIPT Franklin Real
Estate Fund - Class 2)
Accumulation unit value at beginning of period                             $ 1.25   $ 0.97   $ 1.00       --       --
Accumulation unit value at end of period                                   $ 1.33   $ 1.25   $ 0.97       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                                                325      202        1       --       --
---------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                             $ 0.99   $ 1.00       --       --       --
Accumulation unit value at end of period                                   $ 0.99   $ 0.99       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                                                101       34       --       --       --
---------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                                 --       --       --       --       --
Accumulation unit value at end of period                                       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)                                                 --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------

56 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                 2006       2005         2004       2003        2002
-----------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -
CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                   $  0.55     $  0.53     $  0.48     $ 0.36      $ 0.51
Accumulation unit value at end of period                         $  0.59     $  0.55     $  0.53     $ 0.48      $ 0.36
Number of accumulation units outstanding
at end of period (000 omitted)                                     2,054       2,089       2,279      1,928         967
-----------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND -
CLASS 2 (9/22/1999)
Accumulation unit value at beginning of period                   $  1.60     $  1.47     $  1.32     $ 1.07      $ 1.23
Accumulation unit value at end of period                         $  1.87     $  1.60     $  1.47     $ 1.32      $ 1.07
Number of accumulation units outstanding
at end of period (000 omitted)                                    10,913      11,340      11,643      4,692         966
-----------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL
SHARES (10/4/1999)
Accumulation unit value at beginning of period                   $  2.30     $  2.06     $  1.66     $ 1.31      $ 1.40
Accumulation unit value at end of period                         $  2.63     $  2.30     $  2.06     $ 1.66      $ 1.31
Number of accumulation units outstanding
at end of period (000 omitted)                                     2,113       1,230         591        432         423
-----------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND -
INSTITUTIONAL SHARES (9/22/1999)
Accumulation unit value at beginning of period                   $  1.02     $  0.97     $  0.85     $ 0.67      $ 0.87
Accumulation unit value at end of period                         $  1.13     $  1.02     $  0.97     $ 0.85      $ 0.67
Number of accumulation units outstanding
at end of period (000 omitted)                                     1,487       1,581       1,430      1,449       1,109
-----------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (3/3/2000)
Accumulation unit value at beginning of period                   $  0.92     $  0.87     $  0.79     $ 0.66      $ 0.84
Accumulation unit value at end of period                         $  1.03     $  0.92     $  0.87     $ 0.79      $ 0.66
Number of accumulation units outstanding
at end of period (000 omitted)                                       652         657         588        505         346
-----------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (9/22/1999)
Accumulation unit value at beginning of period                   $  1.43     $  1.24     $  0.97     $ 0.72      $ 0.95
Accumulation unit value at end of period                         $  1.85     $  1.43     $  1.24     $ 0.97      $ 0.72
Number of accumulation units outstanding
at end of period (000 omitted)                                     1,751       1,748       1,935      1,996       2,205
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE
SHARES (5/1/2002)
Accumulation unit value at beginning of period                   $  1.43     $  1.28     $  1.09     $ 0.77      $ 1.00
Accumulation unit value at end of period                         $  1.66     $  1.43     $  1.28     $ 1.09      $ 0.77
Number of accumulation units outstanding
at end of period (000 omitted)                                       940         833         690        347          12
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE
SHARES (5/1/2002)
Accumulation unit value at beginning of period                   $  1.29     $  1.27     $  1.19     $ 1.03      $ 1.00
Accumulation unit value at end of period                         $  1.36     $  1.29     $  1.27     $ 1.19      $ 1.03
Number of accumulation units outstanding
at end of period (000 omitted)                                     6,464       4,642       2,922      1,544          10
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB
SHARES (5/1/2002)
Accumulation unit value at beginning of period                   $  1.15     $  1.03     $  0.98     $ 0.84      $ 1.00
Accumulation unit value at end of period                         $  1.17     $  1.15     $  1.03     $ 0.98      $ 0.84
Number of accumulation units outstanding
at end of period (000 omitted)                                       196         167         147         87          12
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB
SHARES (9/22/1999)
Accumulation unit value at beginning of period                   $  1.21     $  1.10     $  0.96     $ 0.76      $ 0.93
Accumulation unit value at end of period                         $  1.53     $  1.21     $  1.10     $ 0.96      $ 0.76
Number of accumulation units outstanding
at end of period (000 omitted)                                     2,110       2,185       2,258      2,177       1,856
-----------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (8/26/1999)
Accumulation unit value at beginning of period                   $  1.07     $  0.96     $  0.82     $ 0.63      $ 0.92
Accumulation unit value at end of period                         $  1.11     $  1.07     $  0.96     $ 0.82      $ 0.63
Number of accumulation units outstanding
at end of period (000 omitted)                                       822         851         922        951         888
-----------------------------------------------------------------------------------------------------------------------



YEAR ENDED DEC. 31,                                                 2001        2000       1999       1998       1997
----------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -
CLASS 2 (3/3/2000)
Accumulation unit value at beginning of period                     $ 0.61      $ 1.00        --        --         --
Accumulation unit value at end of period                           $ 0.51      $ 0.61        --        --         --
Number of accumulation units outstanding
at end of period (000 omitted)                                        723         260        --        --         --
---------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND -
CLASS 2 (9/22/1999)
Accumulation unit value at beginning of period                     $ 1.17      $ 1.05     $1.00        --         --
Accumulation unit value at end of period                           $ 1.23      $ 1.17     $1.05        --         --
Number of accumulation units outstanding
at end of period (000 omitted)                                        546         170        31        --         --
---------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL
SHARES (10/4/1999)
Accumulation unit value at beginning of period                     $ 1.26      $ 0.98     $1.00        --         --
Accumulation unit value at end of period                           $ 1.40      $ 1.26     $0.98        --         --
Number of accumulation units outstanding
at end of period (000 omitted)                                        280          64        79        --         --
---------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND -
INSTITUTIONAL SHARES (9/22/1999)
Accumulation unit value at beginning of period                     $ 1.00      $ 1.12     $1.00        --         --
Accumulation unit value at end of period                           $ 0.87      $ 1.00     $1.12        --         --
Number of accumulation units outstanding
at end of period (000 omitted)                                      1,183       1,247       480        --         --
---------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (3/3/2000)
Accumulation unit value at beginning of period                     $ 1.02      $ 1.00        --        --         --
Accumulation unit value at end of period                           $ 0.84      $ 1.02        --        --         --
Number of accumulation units outstanding
at end of period (000 omitted)                                        219          67        --        --         --
---------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (9/22/1999)
Accumulation unit value at beginning of period                     $ 1.27      $ 1.20     $1.00        --         --
Accumulation unit value at end of period                           $ 0.95      $ 1.27     $1.20        --         --
Number of accumulation units outstanding
at end of period (000 omitted)                                      2,550       1,939        30        --         --
---------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE
SHARES (5/1/2002)
Accumulation unit value at beginning of period                         --          --        --        --         --
Accumulation unit value at end of period                               --          --        --        --         --
Number of accumulation units outstanding
at end of period (000 omitted)                                         --          --        --        --         --
---------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE
SHARES (5/1/2002)
Accumulation unit value at beginning of period                         --          --        --        --         --
Accumulation unit value at end of period                               --          --        --        --         --
Number of accumulation units outstanding
at end of period (000 omitted)                                         --          --        --        --         --
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB
SHARES (5/1/2002)
Accumulation unit value at beginning of period                         --          --        --        --         --
Accumulation unit value at end of period                               --          --        --        --         --
Number of accumulation units outstanding
at end of period (000 omitted)                                         --          --        --        --         --
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB
SHARES (9/22/1999)
Accumulation unit value at beginning of period                     $ 1.19      $ 1.33     $1.00        --         --
Accumulation unit value at end of period                           $ 0.93      $ 1.19     $1.33        --         --
Number of accumulation units outstanding
at end of period (000 omitted)                                      1,775       2,192       347        --         --
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (8/26/1999)
Accumulation unit value at beginning of period                     $ 1.40      $ 1.48     $1.00        --         --
Accumulation unit value at end of period                           $ 0.92      $ 1.40     $1.48        --         --
Number of accumulation units outstanding
at end of period (000 omitted)                                        782         403          1       --         --
---------------------------------------------------------------------------------------------------------------------

57 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                2006        2005        2004        2003      2002
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY
INCOME FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 1.58      $ 1.41      $ 1.21      $ 0.87    $ 1.09
Accumulation unit value at end of period                         $ 1.86      $ 1.58      $ 1.41      $ 1.21    $ 0.87
Number of accumulation units outstanding
at end of period (000 omitted)                                    5,210       2,698       1,026         605       238
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND
FUND (8/26/1999)
Accumulation unit value at beginning of period                   $ 1.19      $ 1.16      $ 1.05      $ 0.85    $ 0.93
Accumulation unit value at end of period                         $ 1.30      $ 1.19      $ 1.16      $ 1.05    $ 0.85
Number of accumulation units outstanding
at end of period (000 omitted)                                    4,475       3,380       3,074       2,699     2,403
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY
FUND (2/21/1995)
Accumulation unit value at beginning of period                   $ 1.64      $ 1.56      $ 1.50      $ 1.18    $ 1.53
Accumulation unit value at end of period                         $ 1.86      $ 1.64      $ 1.56      $ 1.50    $ 1.18
Number of accumulation units outstanding
at end of period (000 omitted)                                    5,898       4,590       4,708       4,663     5,116
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION
U.S. GOVERNMENT FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 1.15      $ 1.15      $ 1.16      $ 1.16    $ 1.11
Accumulation unit value at end of period                         $ 1.18      $ 1.15      $ 1.15      $ 1.16    $ 1.16
Number of accumulation units outstanding
at end of period (000 omitted)                                    2,281       2,359       2,330       1,256       248
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP
ADVANTAGE FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 1.19      $ 1.15      $ 0.99      $ 0.68    $ 0.83
Accumulation unit value at end of period                         $ 1.31      $ 1.19      $ 1.15      $ 0.99    $ 0.68
Number of accumulation units outstanding
at end of period (000 omitted)                                      290         323         274         197       173
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP
VALUE FUND (5/1/2002)
Accumulation unit value at beginning of period                   $ 1.33      $ 1.27      $ 1.07      $ 0.79    $ 1.00
Accumulation unit value at end of period                         $ 1.57      $ 1.33      $ 1.27      $ 1.07    $ 0.79
Number of accumulation units outstanding
at end of period (000 omitted)                                    2,129       2,323         692         192        35
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION
FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 1.04      $ 1.01      $ 0.94      $ 0.78    $ 0.90
Accumulation unit value at end of period                         $ 1.15      $ 1.04      $ 1.01      $ 0.94    $ 0.78
Number of accumulation units outstanding
at end of period (000 omitted)                                    1,765       1,736       1,457       1,313     1,043
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP
VALUE FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 1.04      $ 1.02      $ 0.93      $ 0.75    $ 1.01
Accumulation unit value at end of period                         $ 1.25      $ 1.04      $ 1.02      $ 0.93    $ 0.75
Number of accumulation units outstanding
at end of period (000 omitted)                                      171         148         155         156       158
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 1.19      $ 1.14      $ 1.04      $ 0.84    $ 1.05
Accumulation unit value at end of period                         $ 1.39      $ 1.19      $ 1.14      $ 1.04    $ 0.84
Number of accumulation units outstanding
at end of period (000 omitted)                                    1,970       2,186       1,526      1 ,128       922
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE
FUND (7/3/2000)
Accumulation unit value at beginning of period                   $ 0.85      $ 0.78      $ 0.72      $ 0.56    $ 0.73
Accumulation unit value at end of period                         $ 1.01      $ 0.85      $ 0.78      $ 0.72    $ 0.56
Number of accumulation units outstanding
at end of period (000 omitted)                                      240         203         177         116        89
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE
FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 0.64      $ 0.66      $ 0.62      $ 0.51    $ 0.69
Accumulation unit value at end of period                         $ 0.73      $ 0.64      $ 0.66      $ 0.62    $ 0.51
Number of accumulation units outstanding
at end of period (000 omitted)                                      250         299         306         285       233
---------------------------------------------------------------------------------------------------------------------



YEAR ENDED DEC. 31,                                                2001        2000        1999        1998      1997
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY
INCOME FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 1.08      $ 1.00          --          --        --
Accumulation unit value at end of period                         $ 1.09      $ 1.08          --          --        --
Number of accumulation units outstanding
at end of period (000 omitted)                                      115           7          --          --        --
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND
FUND (8/26/1999)
Accumulation unit value at beginning of period                   $ 0.90      $ 1.00      $ 1.00          --        --
Accumulation unit value at end of period                         $ 0.93      $ 0.90      $ 1.00          --        --
Number of accumulation units outstanding
at end of period (000 omitted)                                    5,449         556           8          --        --
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY
FUND (2/21/1995)
Accumulation unit value at beginning of period                   $ 1.89      $ 2.33      $ 1.91      $ 1.56    $ 1.27
Accumulation unit value at end of period                         $ 1.53      $ 1.89      $ 2.33      $ 1.91    $ 1.56
Number of accumulation units outstanding
at end of period (000 omitted)                                    6,019       6,358       5,864       5,163     3,813
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION
U.S. GOVERNMENT FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 1.06      $ 1.00          --          --        --
Accumulation unit value at end of period                         $ 1.11      $ 1.06          --          --        --
Number of accumulation units outstanding
at end of period (000 omitted)                                      117          39          --          --        --
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP
ADVANTAGE FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 0.90      $ 1.00          --          --        --
Accumulation unit value at end of period                         $ 0.83      $ 0.90          --          --        --
Number of accumulation units outstanding
at end of period (000 omitted)                                       89          16          --          --        --
---------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP
VALUE FUND (5/1/2002)
Accumulation unit value at beginning of period                       --          --          --          --        --
Accumulation unit value at end of period                             --          --          --          --        --
Number of accumulation units outstanding
at end of period (000 omitted)                                       --          --          --          --        --
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION
FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 0.99      $ 1.00          --          --        --
Accumulation unit value at end of period                         $ 0.90      $ 0.99          --          --        --
Number of accumulation units outstanding
at end of period (000 omitted)                                      580         201          --          --        --
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP
VALUE FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 1.09      $ 1.00          --          --        --
Accumulation unit value at end of period                         $ 1.01      $ 1.09          --          --        --
Number of accumulation units outstanding
at end of period (000 omitted)                                      119          14          --          --        --
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 1.13      $ 1.00          --          --        --
Accumulation unit value at end of period                         $ 1.05      $ 1.13          --          --        --
Number of accumulation units outstanding
at end of period (000 omitted)                                      553         180          --          --        --
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE
FUND (7/3/2000)
Accumulation unit value at beginning of period                   $ 0.89      $ 1.00          --          --        --
Accumulation unit value at end of period                         $ 0.73      $ 0.89          --          --        --
Number of accumulation units outstanding
at end of period (000 omitted)                                       60          --          --          --        --
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE
FUND (3/3/2000)
Accumulation unit value at beginning of period                   $ 0.87      $ 1.00          --          --        --
Accumulation unit value at end of period                         $ 0.69      $ 0.87          --          --        --
Number of accumulation units outstanding
at end of period (000 omitted)                                      190         151          --          --        --
---------------------------------------------------------------------------------------------------------------------

58 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2006      2005        2004        2003      2002
-----------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (3/3/2000)
Accumulation unit value at beginning of period                      $ 0.69     $ 0.67      $ 0.65      $ 0.53    $ 0.74
Accumulation unit value at end of period                            $ 0.70     $ 0.69      $ 0.67      $ 0.65    $ 0.53
Number of accumulation units outstanding
at end of period (000 omitted)                                      8 ,064      7,601       2,854       2,456    2 ,281
-----------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (3/3/2000)
Accumulation unit value at beginning of period                      $ 1.04     $ 1.03      $ 1.04      $ 1.05    $ 1.05
Accumulation unit value at end of period                            $ 1.07     $ 1.04      $ 1.03      $ 1.04    $ 1.05
Number of accumulation units outstanding
at end of period (000 omitted)                                         480        755         718         616       596
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO
 ADVANTAGE MONEY MARKET FUND AT DEC. 31, 2006 WERE 3.87%
 AND 3.94%, RESPECTIVELY.
-----------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (3/3/2000)
Accumulation unit value at beginning of period                      $ 0.42     $ 0.40      $ 0.35      $ 0.25    $ 0.42
Accumulation unit value at end of period                            $ 0.50     $ 0.42      $ 0.40      $ 0.35    $ 0.25
Number of accumulation units outstanding
at end of period (000 omitted)                                       1,281      1,363       1,351       1,424     1,243
-----------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Total Return Bond Fund (3/3/2000)
Accumulation unit value at beginning of period                      $ 1.32     $ 1.31      $ 1.28      $ 1.19    $ 1.12
Accumulation unit value at end of period                            $ 1.35     $ 1.32      $ 1.31      $ 1.28    $ 1.19
Number of accumulation units outstanding
at end of period (000 omitted)                                       5,543      2,193         622         225       167
-----------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                   2001         2000      1999      1998        1997
-----------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (3/3/2000)
Accumulation unit value at beginning of period                      $ 0.95       $ 1.00        --        --          --
Accumulation unit value at end of period                            $ 0.74       $ 0.95        --        --          --
Number of accumulation units outstanding
at end of period (000 omitted)                                       2,046          887        --        --          --
-----------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (3/3/2000)
Accumulation unit value at beginning of period                      $ 1.03       $ 1.00        --        --          --
Accumulation unit value at end of period                            $ 1.05       $ 1.03        --        --          --
Number of accumulation units outstanding
at end of period (000 omitted)                                         712          309        --        --          --
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO
 ADVANTAGE MONEY MARKET FUND AT DEC. 31, 2006 WERE 3.87%
 AND 3.94%, RESPECTIVELY.
-----------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (3/3/2000)
Accumulation unit value at beginning of period                      $ 0.56       $ 1.00        --        --          --
Accumulation unit value at end of period                            $ 0.42       $ 0.56        --        --          --
Number of accumulation units outstanding
at end of period (000 omitted)                                       1,146          278        --        --          --
-----------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (3/3/2000)
Accumulation unit value at beginning of period                      $ 1.06       $ 1.00        --        --          --
Accumulation unit value at end of period                            $ 1.12       $ 1.06        --        --          --
Number of accumulation units outstanding
at end of period (000 omitted)                                         155           54        --        --          --
-----------------------------------------------------------------------------------------------------------------------

59 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                       2006    2005    2004    2003     2002
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (3/3/2003)
Accumulation unit value at beginning of period                                           $1.47   $1.38   $1.32   $1.00       --
Accumulation unit value at end of period                                                 $1.54   $1.47   $1.38   $1.32       --
Number of accumulation units outstanding at end of period (000 omitted)                     --      --      59     --        --
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (4/28/2006)
Accumulation unit value at beginning of period                                           $1.00      --      --     --        --
Accumulation unit value at end of period                                                 $1.08      --      --     --        --
Number of accumulation units outstanding at end of period (000 omitted)                     12      --      --     --        --
-------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (3/3/2003)
Accumulation unit value at beginning of period                                           $1.36   $1.34   $1.28   $1.00       --
Accumulation unit value at end of period                                                 $1.46   $1.36   $1.34   $1.28       --
Number of accumulation units outstanding at end of period (000 omitted)                     --      --      --      --       --
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (3/3/2003)
Accumulation unit value at beginning of period                                           $1.50   $1.26   $1.27   $1.00       --
Accumulation unit value at end of period                                                 $1.68   $1.50   $1.26   $1.27       --
Number of accumulation units outstanding at end of period (000 omitted)                     --      --      --      --       --
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (3/3/2003)
Accumulation unit value at beginning of period                                           $1.30   $1.29   $1.20   $1.00       --
Accumulation unit value at end of period                                                 $1.42   $1.30   $1.29   $1.20       --
Number of accumulation units outstanding at end of period (000 omitted)                     11      11      42      33       --
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                                           $1.72   $1.48   $1.21   $0.89    $1.00
Accumulation unit value at end of period                                                 $1.90   $1.72   $1.48   $1.21    $0.89
Number of accumulation units outstanding at end of period (000 omitted)                    374     196      54      19       --
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (3/3/2003)
(PREVIOUSLY FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                           $1.90   $1.70   $1.32   $1.00      --
Accumulation unit value at end of period                                                 $2.25   $1.90   $1.70   $1.32      --
Number of accumulation units outstanding at end of period (000 omitted)                     49      58    102      --       --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (3/3/2003)
Accumulation unit value at beginning of period                                           $1.45   $1.46   $1.30   $1.00      --
Accumulation unit value at end of period                                                 $1.69   $1.45   $1.46   $1.30      --
Number of accumulation units outstanding at end of period (000 omitted)                    323     299     191      95      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                                           $1.47   $1.38   $1.14   $0.88   $1.00
Accumulation unit value at end of period                                                 $1.69   $1.47   $1.38   $1.14   $0.88
Number of accumulation units outstanding at end of period (000 omitted)                     22      22      23      20      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                                           $1.14   $1.11   $1.01   $0.75   $1.00
Accumulation unit value at end of period                                                 $1.22   $1.14   $1.11   $1.01   $0.75
Number of accumulation units outstanding at end of period (000 omitted)                     --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                                           $1.29   $1.19   $1.07   $0.87   $1.00
Accumulation unit value at end of period                                                 $1.50   $1.29   $1.19   $1.07   $0.87
Number of accumulation units outstanding at end of period (000 omitted)                    154      --     138     153      --
------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (3/3/2003)
Accumulation unit value at beginning of period                                           $1.82   $1.64   $1.33   $1.00      --
Accumulation unit value at end of period                                                 $2.07   $1.82   $1.64   $1.33      --
Number of accumulation units outstanding at end of period (000 omitted)                    676     425     165      --      --
------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (3/3/2003)
Accumulation unit value at beginning of period                                           $1.57   $1.51   $1.33   $1.00      --
Accumulation unit value at end of period                                                 $1.75   $1.57   $1.51   $1.33      --
Number of accumulation units outstanding at end of period (000 omitted)                     --      --      54      --      --
------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (3/3/2003)
Accumulation unit value at beginning of period                                           $1.44   $1.37   $1.25   $1.00      --
Accumulation unit value at end of period                                                 $1.60   $1.44   $1.37   $1.25      --
Number of accumulation units outstanding at end of period (000 omitted)                     --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------

60 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                      2006    2005    2004    2003      2002
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (3/3/2003)
Accumulation unit value at beginning of period                                            $1.95  $1.70   $1.33   $1.00       --
Accumulation unit value at end of period                                                  $2.51  $1.95   $1.70   $1.33       --
Number of accumulation units outstanding at end of period (000 omitted)                      --     --      --      --       --
-------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (8/30/2002)
Accumulation unit value at beginning of period                                            $1.70  $1.51   $1.30   $0.92    $1.00
Accumulation unit value at end of period                                                  $1.96  $1.70   $1.51   $1.30    $0.92
Number of accumulation units outstanding at end of period (000 omitted)                      62     54     101      83       --
-------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (8/30/2002)
Accumulation unit value at beginning of period                                            $1.20  $1.19   $1.12   $1.04    $1.00
Accumulation unit value at end of period                                                  $1.26  $1.20   $1.19   $1.12    $1.04
Number of accumulation units outstanding at end of period (000 omitted)                   1,584  1,042     417      --       --
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/30/2002)
Accumulation unit value at beginning of period                                            $1.32  $1.18   $1.12   $0.97    $1.00
Accumulation unit value at end of period                                                  $1.33  $1.32   $1.18   $1.12    $0.97
Number of accumulation units outstanding at end of period (000 omitted)                       5      5      --      --       --
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (3/1/2002)
Accumulation unit value at beginning of period                                            $1.33  $1.20   $1.06   $0.84    $1.00
Accumulation unit value at end of period                                                  $1.67  $1.33   $1.20   $1.06    $0.84
Number of accumulation units outstanding at end of period (000 omitted)                      12     14      14      --       --
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (3/1/2002)
Accumulation unit value at beginning of period                                            $1.24  $1.13   $0.97   $0.74    $1.00
Accumulation unit value at end of period                                                  $1.29  $1.24   $1.13   $0.97    $0.74
Number of accumulation units outstanding at end of period (000 omitted)                      --     --      --      --       --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (3/1/2002)
Accumulation unit value at beginning of period                                            $1.42  $1.27   $1.10   $0.80    $1.00
Accumulation unit value at end of period                                                  $1.67  $1.42   $1.27   $1.10    $0.80
Number of accumulation units outstanding at end of period (000 omitted)                   1,423    623      --      --       --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (3/1/2002)
Accumulation unit value at beginning of period                                            $1.21  $1.19   $1.08   $0.92    $1.00
Accumulation unit value at end of period                                                  $1.32  $1.21   $1.19   $1.08    $0.92
Number of accumulation units outstanding at end of period (000 omitted)                     974    531     170      --       --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (3/3/2003)
Accumulation unit value at beginning of period                                            $1.42  $1.36   $1.31   $1.00       --
Accumulation unit value at end of period                                                  $1.60  $1.42   $1.36   $1.31       --
Number of accumulation units outstanding at end of period (000 omitted)                     681    810     502      --       --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (3/1/2002)
Accumulation unit value at beginning of period                                            $1.00  $1.00   $1.01   $1.02    $1.00
Accumulation unit value at end of period                                                  $1.02  $1.00   $1.00   $1.01    $1.02
Number of accumulation units outstanding at end of period (000 omitted)                     519    197      31      39       --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (3/1/2002)
Accumulation unit value at beginning of period                                            $1.47  $1.42   $1.22   $0.84    $1.00
Accumulation unit value at end of period                                                  $1.61  $1.47   $1.42   $1.22    $0.84
Number of accumulation units outstanding at end of period (000 omitted)                      --     --      --      --       --
-------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (7/31/2002)
Accumulation unit value at beginning of period                                            $1.58  $1.52   $1.29   $0.96    $1.00
Accumulation unit value at end of period                                                  $1.87  $1.58   $1.52   $1.29    $0.96
Number of accumulation units outstanding at end of period (000 omitted)                     763    746     325      --       --
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (3/3/2003)
Accumulation unit value at beginning of period                                            $1.37  $1.33   $1.24   $1.00       --
Accumulation unit value at end of period                                                  $1.51  $1.37   $1.33   $1.24       --
Number of accumulation units outstanding at end of period (000 omitted)                      --     --      --     166       --
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (3/3/2003)
Accumulation unit value at beginning of period                                            $1.44  $1.42   $1.30   $1.00       --
Accumulation unit value at end of period                                                  $1.73  $1.44   $1.42   $1.30       --
Number of accumulation units outstanding at end of period (000 omitted)                      19     --      --      --       --
-------------------------------------------------------------------------------------------------------------------------------

61 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                        2006     2005    2004    2003    2002
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (3/3/2003)
Accumulation unit value at beginning of period                                             $1.44   1.39    $1.27   $1.00     --
Accumulation unit value at end of period                                                   $1.67   1.44    $1.39   $1.27     --
Number of accumulation units outstanding at end of period (000 omitted)                      409    465      288      --     --
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (3/3/2003)
Accumulation unit value at beginning of period                                             $1.61  $1.49    $1.39   $1.00     --
Accumulation unit value at end of period                                                   $1.91  $1.61    $1.49   $1.39     --
Number of accumulation units outstanding at end of period (000 omitted)                        4      4        4      --     --
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (3/3/2003)
Accumulation unit value at beginning of period                                             $1.27  $1.33    $1.24   $1.00     --
Accumulation unit value at end of period                                                   $1.45  $1.27    $1.33   $1.24     --
Number of accumulation units outstanding at end of period (000 omitted)                       12     12        9      --     --
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (3/3/2003)
Accumulation unit value at beginning of period                                             $1.37  $1.32    $1.30   $1.00     --
Accumulation unit value at end of period                                                   $1.37  $1.37    $1.32   $1.30     --
Number of accumulation units outstanding at end of period (000 omitted)                    1,018    753      275     127     --
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (3/3/2003)
Accumulation unit value at beginning of period                                             $0.98  $0.98    $0.99   $1.00     --
Accumulation unit value at end of period                                                   $1.01  $0.98    $0.98   $0.99     --
Number of accumulation units outstanding at end of period (000 omitted)                       50     31      --       --     --
*  THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO ADVANTAGE MONEY
   MARKET FUND AT DEC. 31, 2006 WERE 3.44% AND 3.50%, RESPECTIVELY.
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (3/3/2003)
Accumulation unit value at beginning of period                                            $1.74   $1.67   $1.49   $1.00      --
Accumulation unit value at end of period                                                  $2.10   $1.74   $1.67   $1.49      --
Number of accumulation units outstanding at end of period (000 omitted)                       5       5       5      --      --
-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (3/3/2003)
Accumulation unit value at beginning of period                                            $1.04   $1.04   $1.01   $1.00      --
Accumulation unit value at end of period                                                  $1.06   $1.04   $1.04   $1.01      --
Number of accumulation units outstanding at end of period (000 omitted)                   1,856     658     206      --      --
-------------------------------------------------------------------------------------------------------------------------------

62 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                                               p. 3
Rating Agencies                                                           p. 4
Revenues Received During Calendar Year 2006                               p. 4
Principal Underwriter                                                     p. 5
Independent Registered Public Accounting Firm                             p. 5
Condensed Financial Information (Unaudited)                               p. 6
Financial Statements

63 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

RIVERSOURCE [LOGO] (SM)
       ANNUITIES

 RiverSource Life Insurance Company
 829 Ameriprise Financial Center
 Minneapolis, MN 55474
 (800) 333-3437

          RiverSource Distributors, Inc. (Distributor), Member NASD.

                 Insurance and annuity products are issued by
                      RiverSource Life Insurance Company.

           (C) 2007 Ameriprise Financial, Inc. All rights reserved.

      45270 H (5/07)

Part B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2007 filed electronically as Part B to Post-Effective Amendment No. 1 to Registration Statement No. 333-139760 on or about April 24, 2007, is incorporated by reference.


Part C.

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements included in Part B of this Registration
          Statement:

          American Enterprise Variable Annuity Account (name subsequently changed to RiverSource Variable Annuity Account)
              Report of Independent Registered Public Accounting Firm dated March 31, 2007
              Statements of Assets and Liabilities for the year ended
              Dec. 31, 2006
              Statements of Operations for the year ended Dec. 31, 2005 Statements of Changes in Net Assets for the two years ended Dec. 31, 2006
              Notes to Financial Statements

          IDS Life Insurance Company (name subsequently changed to RiverSource Life Insurance Company)
              Report of Independent Registered Public Accounting Firm dated March 31, 2007
              Consolidated Statements of Assets and Liabilities the two years ended Dec. 31, 2006
              Consolidated Statements of Operations for the three years ended Dec. 31, 2006
              Consolidated Statements of Changes in Net Assets for the three years ended Dec. 31, 2005
              Notes to Consolidated Financial Statements

     (b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999 is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit
          1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000 is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 11 to Registration Statement No. 333-85567 is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to the American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-92297 and is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to Post-Effective Amendment No. 3 to Registration Statement No. 333-73958, filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003, is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003 filed electronically as Exhibit 1.18 to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

1.20 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically as Exhibit 1.20 to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 is incorporated by reference.

1.21 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is herein incorporated by reference.

2.        Not applicable.

3.1 Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan 2, 2007, is incorporated by reference.

3.2       Not applicable.

4.1 Form of Deferred Annuity Contract Option L (form 271496), filed electronically as Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

4.2 Form of Deferred Annuity Contract Option C (form 271491), filed electronically as Exhibit 4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

4.3 Form of Enhanced Death Benefit Rider (form 44213), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4 Form of Guaranteed Minimum Income Benefit Rider (form 44214), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.5       Not applicable.

4.6       Form of Roth IRA Endorsement (form 43094), filed electronically as
          Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.7 Form of SEP-IRA (form 43433), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.8       Form of TSA Endorsement (form 43413), filed electronically as Exhibit
          4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.9 Form of Benefit Protector(SM) Death Benefit Rider (form 271155), filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.10 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 271156), filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.11 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.12      Form of Roth IRA Endorsement (form 272109) filed electronically as
          Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.13 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.14 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.15 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.16 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.17 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.18 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base)(form 272873) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.19 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.20 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit
          4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.21 Form of Deferred Variable Annuity Contract (form 272876 DPFCC) filed electronically as Exhibit 4.21 to Registrant's Post-Effective Amendment No. 5 filed on or about February 10, 2004 is incorporated by reference.

4.22 Form of Deferred Variable Annuity Contract (form 272876 DPFCL) filed electronically as Exhibit 4.22 to Registrant's Post-Effective Amendment No. 5 filed on or about February 10, 2004 is incorporated by reference.

4.23 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed as Exhibit 4.22 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.24 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed electronically as Exhibit 4.23 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.25      Form of Annuity Endorsement (form 273566) filed electronically as
          Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.26 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life (SM) Rider) (Form 273959) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

4.27      Form of Guarantor(SM) Withdrawal Benefit (form 273567-E) filed as
          Exhibit 4.26 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006, is incorporated by reference.

4.28      Form of Guarantor(SM) Withdrawal Benefit (form 272875-E) filed as
          Exhibit 4.27 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006, is incorporated by reference.

4.29      Form of Variable Annuity Contract (form 271498) filed as Exhibit
          4.29 to RiverSource Variable Annuity Account's Initial
          Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

4.30 Form of Fixed and Variable Annuity Contract (form 272876) filed electronically as Exhibit 4.35 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.31 Form of Fixed and Variable Annuity Contract - RVSL (form 273954) filed electronically as Exhibit 4.37 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.32 Form of Fixed and Variable Annuity Contract - AEL (form 273954) filed electronically as Exhibit 4.38 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.33 Form of Contract Data Pages - RVSL (form 273954DPFCC) filed as Exhibit 4.33 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

4.34 Form of Contract Data Pages - AEL (form 273954DPFCC) filed as Exhibit 4.34 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

4.35 Form of Contract Data Pages - RVSL (form 273954DPFCL) filed as Exhibit 4.35 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

4.36 Form of Contract Data Pages - AEL (form 273954DPFCL) filed as Exhibit 4.37 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

4.37      Form of TSA Endorsement - RVSL (form 272865) filed electronically as
          Exhibit 4.30 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.38      Form of TSA Endorsement - AEL (form 272865) filed electronically as
          Exhibit 4.31 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.39 Form of 401 Plan Endorsement - RVSL (form 272866) filed electronically as Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.40 Form of 401 Plan Endorsement - AEL (form 272866) filed electronically as Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.41      Form of Unisex Endorsement (form 272867) filed electronically as
          Exhibit 4.34 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.42 Form of Pre-election endorsement (form 273566) filed electronically as Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 on or about Jan. 28, 2005 is incorporated by reference.

4.43      Form of MAV GMIB Rider -RVSL (form 273961) filed electronically as
          Exhibit 4.40 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.44      Form of MAV GMIB Rider - AEL (form 273961) filed electronically as
          Exhibit 4.41 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.45      Form of 5% GMIB Rider - RVSL (form 273962) filed electronically as
          Exhibit 4.42 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.46      Form of 5% GMIB Rider - AEL (form 273962) filed electronically as
          Exhibit 4.43 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.47 Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963) filed electronically as Exhibit 4.44 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.48 Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963) filed electronically as Exhibit 4.45 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.49 Form of Unisex Endorsement - RVSL (form 273964) filed electronically as Exhibit 4.46 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.50 Form of Unisex Endorsement - AEL (form 273964) filed electronically as Exhibit 4.47 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.51 Form of 5% Death Benefit Rider - RVSL (form 273965) filed electronically as Exhibit 4.48 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.52 Form of 5% Death Benefit Rider - AEL (form 273965) filed electronically as Exhibit 4.49 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.53 Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966) filed electronically as Exhibit 4.50 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.54 Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966) filed electronically as Exhibit 4.51 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.55 Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 273959-sg) filed electronically as Exhibit 4.51 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement 333-139763 on or about Feb. 23, 2007, is incorporated herein by reference.

4.56      Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider
          (form 273959-jt) filed electronically as Exhibit 4.52 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement 333-139763 on or about Feb. 23, 2007, is incorporated herein by reference.

5         Not applicable.

5.1 Form of Variable Annuity Application - WF Advantage Choice et al (form 271492) filed as Exhibit 5.1 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

5.2 Form of Variable Annuity Application - FlexChoice (form 271493) filed as Exhibit 5.2 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

5.3 Form of Variable Annuity Application - EG Pathways (form 271850) filed as Exhibit 5.3 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

5.4 Form of Variable Annuity Application - EG Privilege (form 271851) filed as Exhibit 5.4 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

5.5 Form of Variable Annuity Application - WF Advantage Select et al (form 272880) filed electronically as Exhibit 5.14 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

5.6 Form of Variable Annuity Application - FlexChoice Select (form 272882) filed as Exhibit 5.6 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

5.7 Form of Variable Annuity Application - EG Pathways (form 272883) filed as Exhibit 5.7 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

5.8 Form of Variable Annuity Application - WF Advantage Select et al (form 273632) filed electronically as Exhibit 5.19 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

5.9 Form of Variable Annuity Application - FlexChoice Select (form 273634) filed as Exhibit 5.9 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

5.10 Form of Variable Annuity Application - EG Pathways Select (form 273636) filed as Exhibit 5.10 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

5.11 Form of Variable Annuity Application - AccessChoice Select (form 273639) filed as Exhibit 5.11 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

5.12 Form of Variable Annuity Application - WF Advantage Select et al - RVSL (form 273969) filed electronically as Exhibit 5.24 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

5.13 Form of Variable Annuity Application - WF Advantage Select et al - AEL (form 273969) filed electronically as Exhibit 5.24 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

5.14      Form of Variable Annuity Application - FlexChoice Select - RVSL
          (form 273970) filed as Exhibit 5.12 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

5.15 Form of Variable Annuity Application - FlexChoice Select - AEL (form 273970) filed as Exhibit 5.13 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

5.16 Form of Variable Annuity Application - AccessChoice Select et al - RVSL (form 273973) filed electronically as Exhibit 5.27 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

5.17 Form of Variable Annuity Application - AccessChoice Select et al - AEL (form 273973) filed electronically as Exhibit 5.27 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to IDS Life Variable Account 10's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.3 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1)to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.        Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.2 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)(20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.3(a) Copy of Participation Agreement among Variable Insurance Products Fund, and Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as
          Exhibit 1.A.(8)(a) to American Enterprise Variable Life Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-84121, filed on or about Nov. 16, 1999, is incorporated by reference.

   (b) Copy of Participation Agreement among Variable Insurance Products Fund III, and Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as
          Exhibit 1.A.(8)(b) to American Enterprise Variable Life Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-84121, filed on or about Nov. 16, 1999, is incorporated by reference.

   (c) Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated July 15, 2002, filed electronically as
          Exhibit 8.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-92297, filed on or about October 21, 2002, is incorporated by reference.

8.4 Copy of Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed herewith as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.5 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.9 to RiverSource Variable Life Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-139760, filed on or about April 24, 2007, is incorporated by reference.

8.6 Copy of Participation Agreement among Oppenheimer Trust and American Enterprise Life Insurance Company, dated October 30, 1997, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated herein by reference.

8.7 Copy of Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds Corp. and American Enterprise Life Insurance Company, dated Jan. 16, 1995, filed electronically as Exhibit 8.2 to American Enterprise Life Personal Portfolio Plus 2's Post-Effective Amendment No. 2 to Registration Statement No. 33-54471, is incorporated by reference.

8.8       Not applicable.

8.9 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as
          Exhibit 8.26 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.10 Copy of Participation Agreement by and among Wells Fargo Variable Trust, RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC dated Oct. 31, 2005, filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139762, filed on or about April 24, 2007, is incorporated by reference.

8.11 Copy of Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and American Enterprise Life Insurance Company dated as of August 1, 2005 filed as Exhibit 8.15 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

8.12 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as
          Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.13 Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.17 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

8.14 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit
          8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.15 Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company and Evergreen Variable Annuity Trust filed electronically as Exhibit 27(h)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.16 Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to
          Registration Statement No. 333-139761 is incorporated herein by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered, to be filed by amendment.

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource(R) FlexChoice Select Variable Annuity is filed electronically herewith.

10.2 Consent of Independent Registered Public Accounting Firm for RiverSource(R) FlexChoice Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Registered Public Accounting Firm for RiverSource(R) AccessChoice Select Variable Annuity is filed electronically herewith.

10.4 Consent of Independent Registered Public Accounting Firm for Evergreen Pathways Variable Annuity is filed electronically herewith.

10.5 Consent of Independent Registered Public Accounting Firm for Evergreen Pathways Select Variable Annuity is filed electronically herewith.

10.6 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Choice(SM) Variable Annuity is filed electronically herewith.

10.7 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Choice(SM) Select Variable Annuity is filed electronically herewith.

10.8 Consent of Independent Registered Public Accounting Firm for Evergreen Privilege(SM) Variable Annuity if filed electronically herewith.

11.       None.

12.       Not applicable.

13.1 Power of Attorney to sign Amendment to this Registration Statement, dated Jan. 2, 2007 filed as Exhibit 13.1 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139763, on or about April 24, 2007, is incorporated herein by reference.

Item 25. Directors and Officers of the Depositor RiverSource Life Insurance
---------------------------------------------------------------------------
Company
-------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------
Neysa M. Alecu                                         Anti-Money Laundering Officer

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President

Kent M. Bergene                                        Vice President - Affiliated Investments

Walter S. Berman                                       Vice President and Treasurer

Richard N. Bush                                        Senior Vice President - Corporate Tax

Pat H. Carey                                           Vice President-Fund Relations

Charles R. Caswell                                     Reinsurance Officer

Mark Gorham                                            Illustration Actuary

Jim Hamalainen                                         Vice President - Investments

Timothy J. Masek                                       Vice President - Investments

Michelle M. Keeley                                     Vice President - Investments

Brian J. McGrane                                       Director, Executive Vice President
                                                       and Chief Financial Officer

Thomas R. Moore                                        Secretary

Thomas W. Murphy                                       Vice President - Investments

Benji Orr                                              Deputy Anti-Money Laundering Officer

Kevin E. Palmer                                        Director, Vice President and Chief Actuary

Julie A. Ruether                                       Chief Compliance Officer - Separate Accounts
                                                       and Assistant Secretary

Bruce H. Saul                                          Assistant General Counsel and Assistant Secretary

Mark E. Schwarzmann                                    Director, Chairman of the Board
                                                       and Chief Executive Officer

Heather M. Somers                                      Assistant General Counsel and Assistant Secretary

Bridget M. Sperl                                       Executive Vice President - Client
                                                       Service

David K. Stewart                                       Vice President and Controller

* Unless otherwise noted, the business address is 70100 Amerprise Financial Center,
  Minneapolis, MN 55474.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

Advisory Capital Strategies Group Inc.                                                    Minnesota
AEXP Affordable Housing Portfolio LLC                                                     Delaware
American Enterprise Investment Services Inc.                                              Minnesota
American Express Property Casualty Insurance Agency of Kentucky Inc.                      Kentucky
American Express Property Casualty Insurance Agency of Maryland Inc.                      Maryland
American Express Property Casualty Insurance Agency of Mississippi Inc.                   Mississippi
American Express Property Casualty Insurance Agency of Pennsylvania Inc.                  Pennsylvania
Ameriprise Auto & Home Insurance Agency, Inc.                                             Wisconsin
Ameriprise Bank, FSB                                                                      United States of America
Ameriprise Certificate Company                                                            Delaware
Ameriprise Financial Services Inc.                                                        Delaware
Ameriprise India Private Limited                                                          India
Ameriprise Insurance Company                                                              Wisconsin
Ameriprise Trust Company                                                                  Minnesota
Amex Assurance Company                                                                    Illinois
Boston Equity General Partner LLC                                                         Delaware
IDS Cable Corporation                                                                     Minnesota
IDS Cable II Corporation                                                                  Minnesota
IDS Capital Holdings Inc.                                                                 Minnesota
IDS Futures Corporation                                                                   Minnesota
IDS Management Corporation                                                                Minnesota
IDS Partnership Services Corporation                                                      Minnesota
IDS Property Casualty Insurance Company                                                   Wisconsin
IDS Realty Corporation                                                                    Minnesota
IDS REO 1, LLC                                                                            Minnesota
IDS REO 2, LLC                                                                            Minnesota
Investors Syndicate Development Corp.                                                     Nevada
Kenwood Capital Management LLC (51.1% owned)                                              Delaware
MM Asset Management Ltd.                                                                  England
Realty Assets, Inc.                                                                       Nebraska
RiverSource Distributors, Inc.                                                            Delaware
RiverSource Investments LLC                                                               Minnesota
RiverSource Life Insurance Company                                                        Minnesota
RiverSource Life Insurance Co. of New York                                                New York
RiverSource Service Corporation                                                           Minnesota
RiverSource Tax Advantaged Investments, Inc.                                              Delaware
Securities America Advisors, Inc.                                                         Nebraska
Securities America Financial Corporation                                                  Nebraska
Securities America, Inc.                                                                  Nebraska
Threadneedle Asset Management Holdings Ltd.                                               England

Item 27.  Number of Contract owners

          As of Mar. 31, 2007 there were 58,856 nonqualified and qualified contracts of contract owners.

Item 28.  Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter RiverSource Distributors Inc.

(a) RiverSource Distributors Inc. is the principal underwriter, depositor or sponsor for RiverSource Variable Annuity Account 1; RiverSource Account F; RiverSource Variable Annuity Fund A; RiverSource Variable Annuity Fund B; RiverSource Variable Account 10; RiverSource Account SBS; RiverSource MVA Account; RiverSource Account MGA; RiverSource Variable Life Separate Account; RiverSource Variable Life Account; RiverSource Account for Smith Barney; RiverSource of New York Variable Annuity Account 1; RiverSource of New York Variable Annuity Account 2; RiverSource of New York Account 4; RiverSource of New York Account 7; RiverSource of New York Account 8; RiverSource of New York Variable Annuity Account; RiverSource of New York Account SBS; RiverSource California Tax-Exempt Trust; RiverSource Bond Series, Inc.; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Retirement Series Trust; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust, Inc.; RiverSource Strategic Allocation Series, Inc.; RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; Ameriprise Certificate Company.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Neysa M. Alecu                        Anti-Money Laundering Officer

     Gumer C. Alvero                       Director

     Patrick Bannigan                      Senior Vice President -
                                           Asset Management, Products &
                                           Marketing Group

     Timothy V. Bechtold                   Director

     Patrick H. Carey                      Vice President - Fund Relationship

     Paul J. Dolan                         Chief Operating Officer,
                                           Chief Administrative Officer

     Jeffrey P. Fox                        Chief Financial Officer

     Martin T. Griffin                     President-Outside Distribution

     Richard Laiderman                     Treasurer

     Jeffrey McGregor                      President-Inside Distribution

     Thomas R. Moore                       Secretary

     Benji Orr                             Deputy Anti-Money Laundering
                                           Officer

     Scott R. Plummer                      Chief Counsel

     Julie A. Ruether                      Chief Compliance Officer

     Mark E. Schwarzmann                   Director, President and
                                           Chief Executive Officer

     William F. Truscott                   Director and Vice President

     Andrew Washburn                       Vice President

* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 29(c)

Ameriprise Financial Services, Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

                          NET UNDERWRITING
NAME OF PRINCIPAL         DISCOUNTS AND      COMPENSATION ON   BROKERAGE
UNDERWRITER               COMMISSIONS        REDEMPTION        COMMISSIONS   COMPENSATION
Ameriprise                $290,026,122       None              None          None
Financial Services, Inc.

Item 30.  Location of Accounts and Records

          RiverSource Life Insurance Company
          829 Ameriprise Financial Center
          Minneapolis, MN 55474

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

          (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

          (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

          (d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

          (e) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of that no-action letter.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 24th day of April, 2007.



                           RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                           By RiverSource Life Insurance Company
                                    (Sponsor)

                           By /s/  Timothy V. Bechtold*
                              --------------------------
                                   Timothy V. Bechtold
                                   President


As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 24th day of April, 2007.


Signature                                     Title


/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Brian J. McGrane*                        Director, Executive
------------------------------------          Vice President and
     Brian J. McGrane                         Chief Financial Officer

/s/  Kevin E. Palmer*                         Director, Vice President and
-----------------------------------           Chief Actuary
     Kevin E. Palmer

/s/  Mark E. Schwarzmann*                     Director, Chairman of the Board
------------------------------------          and Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  Bridget M. Sperl*                        Executive Vice President -
------------------------------------          Client Services
     Bridget M. Sperl

/s/  David K. Stewart*                        Vice President and Controller
------------------------------------
     David K. Stewart

* Signed pursuant to Power of Attorney dated Jan. 2, 2007 filed electronically as Exhibit 13.1, to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-139763, on or about Apr. 24, 2007 is incorporated herein by reference, by:





/s/ Rodney J. Vessels
-------------------------
    Rodney J. Vessels
    Assistant General Counsel

CONTENTS OF REGISTRATION STATEMENT AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 333-139759

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

     The prospectus for:

          RiverSource(R) FlexChoice Select Variable Annuity
          RiverSource(R) FlexChoice Variable Annuity
          RiverSource(R) AccessChoice Select Variable Annuity
          Evergreen Pathways(SM) Variable Annuity
          Evergreen Pathways(SM) Select Variable Annuity
          Evergreen Privilege(SM) Variable Annuity
          Wells Fargo Advantage Choice(SM) Select Variable Annuity Wells Fargo Advantage Choice(SM) Variable Annuity

Part B.

     The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2007 filed electronically as Part B to Post-Effective Amendment No. 1 to Registration Statement No. 333-139760 on or about April 24, 2007 is incorporated by reference.

Part C.

     Other Information.

     The signatures.

     Exhibits.